                                                             --------------------
As filed with the Securities and Exchange Commission on         OMB APPROVAL
December 19, 2005
                                                             --------------------
                                                             --------------------
Registration No. 2-86903                                     OMB Number:3235-0336
                                                             Expires March 31, 2008
                                                             Estimated   average
                                                             burden
                                                             hours per response1312.9
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                                               UNITED STATES
                                     SECURITIES AND EXCHANGE COMMISSION
                                           Washington, D.C. 20549

                                                 FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 / X /

PRE-EFFECTIVE AMENDMENT NO. __                                          /    /

POST-EFFECTIVE AMENDMENT NO. __                                         /    /

                                         OPPENHEIMER BALANCED FUND
                                     [GRAPHIC OMITTED][GRAPHIC OMITTED]
                             (Exact Name of Registrant as Specified in Charter)

                           6803 South Tucson Way, Centennial, Colorado 80112-3924
                                     [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                  (Address of Principal Executive Offices)

                                                303-768-3200
                                     [GRAPHIC OMITTED][GRAPHIC OMITTED]
                               (Registrant's Area Code and Telephone Number)

                                            Robert G. Zack, Esq.
                                 Executive Vice President & General Counsel
                                           OppenheimerFunds, Inc.
                                         Two World Financial Center
                                             225 Liberty Street
                                          New York, New York 10148
                                               (212) 323-0250
                                     [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                  (Name and Address of Agent for Service)

                 As soon as practicable after the Registration Statement becomes effective.
                                     [GRAPHIC OMITTED][GRAPHIC OMITTED]
                               (Approximate Date of Proposed Public Offering)

Title of Securities Being Registered: Class A, Class B, Class C and Class N shares of Oppenheimer Balanced
Fund.

It is proposed that this filing will become effective on February 21, 2006 pursuant to Rule 488.

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

                                     CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover
Contents Page

Part A

Combined Prospectus and Proxy Statement of Oppenheimer Balanced Fund

Part B

Statement of Additional Information

Part C

Other Information
Signatures
Exhibits

                                  OPPENHEIMER DISCIPLINED ALLOCATION FUND
                             6803 South Tucson Way, Centennial, Colorado 80112
                                               1.800.225.5677

                                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                         TO BE HELD ON MAY 5, 2006

To the Shareholders of Oppenheimer Disciplined Allocation Fund:

      Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Disciplined
Allocation Fund, a series of Oppenheimer Series Fund, Inc. ("Disciplined Allocation Fund"), a registered open-end management investment company, will be held at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 p.m., Mountain time, on May 5, 2006, or any adjournments thereof (the "Meeting"), for the following purposes:

1. To approve an Agreement and Plan of Reorganization between Disciplined Allocation Fund and Oppenheimer
       Balanced Fund ("Balanced Fund"), and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Disciplined Allocation Fund to Balanced Fund in exchange for Class A, Class B, Class C and Class N shares of Balanced Fund; (b) the distribution of these shares of Balanced Fund to the corresponding Class A, Class B, Class C and Class N shareholders of
       Disciplined Allocation Fund in complete liquidation of Disciplined Allocation Fund; and (c) the cancellation of the outstanding shares of Disciplined Allocation Fund (all of the foregoing being referred to as the "Proposal"); and

2. To act upon such other matters as may properly come before the Meeting.

      Shareholders of record at the close of business on January 20, 2006 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the combined Prospectus and Proxy Statement.
Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of Disciplined Allocation Fund recommends a vote in favor of the Proposal.

                           YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
                                       WE URGE YOU TO VOTE PROMPTLY.
                                          YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors,
Robert G. Zack, Secretary
March 1, 2006
____________________________________________________________________________________________
                                   PLEASE VOTE THE ENCLOSED PROXY TODAY.
                         YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                                         OPPENHEIMER BALANCED FUND
                             6803 South Tucson Way, Centennial, Colorado 80112
                                               1.800.225.5677

                                  COMBINED PROSPECTUS AND PROXY STATEMENT
                                            dated March 1, 2006

                                     SPECIAL MEETING OF SHAREHOLDERS OF
                                  OPPENHEIMER DISCIPLINED ALLOCATION FUND
                                         to be held on May 5, 2006

                                        Acquisition of the Assets of
                                  OPPENHEIMER DISCIPLINED ALLOCATION FUND
                             6803 South Tucson Way, Centennial, Colorado 80112
                                               1.800.225.5677

                   By and in exchange for Class A, Class B, Class C and Class N shares of
                                         OPPENHEIMER BALANCED FUND

      This combined Prospectus and Proxy Statement solicits proxies from the shareholders of Oppenheimer
Disciplined Allocation Fund ("Disciplined Allocation Fund"), an open-end management investment company, to be voted at a Special Meeting of Shareholders (the "Meeting") to approve the Agreement and Plan of
Reorganization (the "Reorganization Agreement") and the transactions contemplated thereby (the
"Reorganization") between Disciplined Allocation Fund and Oppenheimer Balanced Fund ("Balanced Fund"), an
open-end management investment company. This combined Prospectus and Proxy Statement constitutes the
Prospectus of Balanced Fund and the Proxy Statement of Disciplined Allocation Fund filed on Form N-14 with the Securities and Exchange Commission ("SEC"). If shareholders of Disciplined Allocation Fund vote to approve the Reorganization Agreement and the Reorganization, substantially all of the assets of Disciplined
Allocation Fund will be transferred to Balanced Fund in exchange for shares of Balanced Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement.  The Meeting will be held at the offices of OppenheimerFunds, Inc. ("Manager") at 6803 South Tucson Way, Centennial, Colorado
80112 on May 5, 2006 at 1:00 P.M., Mountain time. The Board of Directors of Disciplined Allocation Fund is
soliciting these proxies on behalf of Disciplined Allocation Fund. This Prospectus and Proxy Statement will first be sent to shareholders on or about March 1, 2006.

      If the shareholders of Disciplined Allocation Fund vote to approve the Reorganization Agreement and the Reorganization, shareholders will receive Class A shares of Balanced Fund equal in value to the value as of the "Valuation Date," which is the business day preceding the Closing Date of the Reorganization, of their Class A shares of Disciplined Allocation Fund; Class B shares of Balanced Fund equal in value to the value as of the Valuation Date of their Class B shares of Disciplined Allocation Fund; Class C shares of
Balanced Fund equal in value to the value as of the Valuation Date of their Class C shares of Disciplined
Allocation Fund; and Class N shares of Balanced Fund equal in value to the value as of the Valuation Date of their Class N shares of Disciplined Allocation Fund. Disciplined Allocation Fund will then be subsequently dissolved.

      This combined Prospectus and Proxy Statement gives information about the Class A, Class B, Class C and Class N shares of Balanced Fund that you should know before investing. You should retain it for future reference. A Statement of Additional Information, dated March 1, 2006, relating to the Reorganization, has been filed with the SEC as part of the Registration Statement on Form N-14 (the "Registration Statement")
and is incorporated herein by reference. You may receive a free copy by writing to OppenheimerFunds
Services (the "Transfer Agent") at P.O. Box 5270, Denver, Colorado 80217 or by calling toll-free
1.800.225.5677.

      The Prospectus of Balanced Fund dated [January 27, 2006], is enclosed herewith and considered a part of this combined Prospectus and Proxy Statement.  It is intended to provide you with information about
Balanced Fund.  For more information regarding Balanced Fund, in addition to its Prospectus, see the
Statement of Additional Information dated [January 27, 2006], which includes audited financial statements of Balanced Fund for the 12-month period ended September 30, 2005.  These documents have been filed with the SEC and are incorporated herein by reference.  You may receive a free copy of these documents by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by calling toll-free 1.800.225.5677 or by visiting the website at www.oppenheimerfunds.com.

      For more information regarding Disciplined Allocation Fund, see the Prospectus of Disciplined
Allocation Fund dated February 28, 2005 as supplemented September 30, 3005.  In addition to its Prospectus, see the Statement of Additional Information of Disciplined Allocation Fund dated February 28, 2005, revised
December 6, 2005; and the annual report of Disciplined Allocation Fund dated October 31, 2005 which includes audited financial statements of Disciplined Allocation Fund for the 12-month period ended October
31, 2005. See also the audited financial statements of Disciplined Allocation Fund for the 12-month period ended October 31, 2005. These documents have been filed with the SEC and are incorporated herein by reference.  You may receive a free copy of these documents by writing to the Transfer Agent at P.O. Box
5270, Denver, Colorado 80217, by calling toll-free 1.800.225.5677 or by visiting the website at
www.oppenheimerfunds.com.

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the
Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

This combined Prospectus and Proxy Statement is dated March 1, 2006.

                                             TABLE OF CONTENTS
                                  COMBINED PROSPECTUS AND PROXY STATEMENT

                                                                                                      Page

Synopsis................................................................
   What am I being asked to vote on?....................................
   What are the general tax consequences of the Reorganization?.........
   How do the investment objectives and policies of the Funds compare?..
   What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?...............................................
   What are the capitalizations of the Funds and what would the capitalization be after the Reorganization?...............................................
   How have the Funds performed?........................................

How do the account features and shareholder services for the Funds compare?
      Purchases, Redemptions and Exchanges..............................
      Dividends and Distributions.......................................
      Other Shareholder Services........................................

What are the Principal Risks of an Investment in Disciplined Allocation Fund or
Balanced Fund?..........................................................

Information About the Reorganization....................................
   How will the Reorganization be carried out? .........................
   Who will pay the expenses of the Reorganization? ....................
   What are the tax consequences of the Reorganization? ................

Reasons for the Reorganization..........................................
   Board Considerations ................................................
   What should I know about Class A, Class B, Class C and Class N Shares of
   Balanced Fund?.......................................................

What are the fundamental investment restrictions of the Funds?..........

Other Comparisons Between the Funds.....................................
      Management of the Funds...........................................
      Investment Management and Fees....................................
      Distribution Services.............................................
      Transfer Agency and Custody Services..............................
      Shareholder Rights................................................

Voting Information .....................................................
   How many votes are necessary to approve the Reorganization Agreement?
   How do I ensure my vote is accurately recorded?......................
   Can I revoke my proxy?...............................................
   What other matters will be voted upon at the Meeting? ...............
   Who is entitled to vote?.............................................
   What other solicitations will be made?...............................

Additional Information About Disciplined Allocation Fund and Balanced Fund
   Pending Litigation...................................................
   Principal Shareholders...............................................

Exhibit A:  Agreement and Plan of Reorganization between Oppenheimer Disciplined Allocation Fund and
   Oppenheimer Balanced Fund............................................  A-1
Exhibit B:  Principal Shareholders......................................  B-1

Enclosures:
Prospectus of Oppenheimer Balanced Fund dated January 27, 2006.

                                                     17
                                                  SYNOPSIS

      This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this combined Prospectus and Proxy Statement and by the Reorganization
Agreement which is attached as Exhibit A. Shareholders should carefully review this Prospectus and Proxy
Statement and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of
Balanced Fund which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference.

What am I being asked to vote on?

      You are being asked by the Board of Directors of Disciplined Allocation Fund to approve the reorganization of your Fund, Disciplined Allocation Fund, with and into Balanced Fund (each individually a
"Fund" and collectively the "Funds").  If shareholders of Disciplined Allocation Fund approve the
Reorganization, substantially all of the assets of Disciplined Allocation Fund will be transferred to
Balanced Fund, in exchange for an equal value of shares of Balanced Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The shares of Balanced Fund will then be distributed to Disciplined Allocation Fund shareholders, and Disciplined Allocation Fund will subsequently be liquidated. If the Reorganization is approved by shareholders of Disciplined Allocation Fund, you will no longer be a shareholder of Disciplined Allocation Fund, and, instead, will become a shareholder of
Balanced Fund.  This exchange will occur on the Closing Date (as such term is defined in the Reorganization
Agreement attached hereto as Exhibit A) of the Reorganization.

      Approval of the Reorganization means that as a shareholder in Disciplined Allocation Fund, you will receive Class A, Class B, Class C and Class N shares of Balanced Fund equal in value to the value of the net assets of Disciplined Allocation Fund transferred to Balanced Fund on the Closing Date.  The shares you receive will be issued at net asset value ("NAV") without a sales charge and will not be subject to any contingent deferred sales charge ("CDSC").

      In considering whether to approve the Reorganization, you should consider, among other things:

(i) The number of similarities (as well as some principal differences) between the Funds (as discussed herein) and the relative advantages and disadvantages of each Fund.
(ii) That the Reorganization would allow you the ability to continue your investment in a fund that closely resembles the investment style you were seeking when you invested in Disciplined Allocation
               Fund.

Balanced Fund is an open-end, diversified, management investment company organized as a Massachusetts business trust. Disciplined Allocation Fund is a series of Oppenheimer Series Fund, Inc., an open-end, diversified management investment company organized as a Maryland Corporation.  Disciplined Allocation Fund
commenced operations on September 16, 1985.  Balanced Fund commenced operations on April 24, 1987.
Disciplined Allocation Fund is significantly smaller than Balanced Fund.  As of [January 31, 2006,]
Disciplined Allocation Fund had approximately $_______ million in net assets. In contrast, as of [January
31, 2006,] Balanced Fund had approximately $_______ million in net assets.  The Manager has concluded that
Disciplined Allocation Fund's assets will not increase substantially in size in the near future. By merging into Balanced Fund, shareholders of Disciplined Allocation Fund should have the benefit of economies of scale associated with a larger fund while maintaining their investment in a fund with similar investment objectives and policies.  Additionally, the Manager is the investment advisor to both Funds and employs the same team of investment professionals to manage both Funds. (See the discussion in "Reasons for the
Reorganization" beginning on page __ below for more details.)

      The Board of Disciplined Allocation Fund reviewed and discussed with the Manager and the Board's independent legal counsel the proposed Reorganization. Information with respect to, but not limited to, each Fund's respective investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size, was also considered by the Board of Disciplined
Allocation Fund.

      Based on the considerations discussed above and the reasons more fully described under "Reasons for the Reorganization" (beginning on page __ below), together with other relevant factors and information, at a meeting held on December 15, 2005, the Board of Directors of Disciplined Allocation Fund concluded that the Reorganization would be in the best interests of shareholders of Disciplined Allocation Fund and that the Fund would not experience any dilution as a result of the Reorganization.  The Board of Directors of
Disciplined Allocation Fund voted to approve the proposed Reorganization and to recommend that shareholders approve the proposed Reorganization.

      The proposed Reorganization was also approved by the Board of Trustees of Balanced Fund at a meeting held on December 15, 2005.

                              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                            TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

What are the general tax consequences of the Reorganization?

      It is expected that shareholders of Disciplined Allocation Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Balanced Fund.
You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences.

      For federal income tax purposes, the holding period of your Disciplined Allocation Fund shares will be carried over to the holding period for Balanced Fund shares you receive in connection with the
Reorganization. This exchange will occur on the Closing Date (as such term is defined in the Reorganization
Agreement) of the Reorganization.  For further information about the tax consequences of the
Reorganization, please see the "Information About the Reorganization--What are the Tax Consequences of the
Reorganization?"

How do the investment objectives and policies of the Funds compare?

As shown in the chart below, the respective investment objectives and strategies of the Funds are substantially similar.

 -------------------------------------------------------------------------------
 DISCIPLINED ALLOCATION FUND             BALANCED FUND
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                             Investment Objectives
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Seeks to maximize investment return     Seeks high total investment return
 (including capital appreciation and     consistent with preservation of
 income) principally by allocating its   principal.
 assets among stocks, corporate bonds,
 U.S. government securities and money
 market instruments, according to
 changing market conditions.
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                             Investment Strategies
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 The Fund invests mainly in stocks,      The Fund buys a variety of different
 bonds and money market instruments.     types of securities to seek its
 The Manager can allocate the Fund's     objective. Mainly, these include:
 investments among these different
 types of securities in different        o Equity securities. Primarily common
 proportions at different times to seek        stocks of U.S. and foreign
 the Fund's objective. That allocation         companies. The Fund will
 is based on the Manager's judgment of         normally invest at least 25% of
 where the best opportunities are for          its total assets in stocks and
 total return after evaluating market          other equity securities.
 and economic conditions.
                                         o Debt securities. Including bonds
 At least 25% of the Fund's total              and notes issued by domestic
 assets normally will be invested in           and foreign companies (which
 fixed-income senior securities.               can include lower-grade,
 Otherwise, the Fund is not required to        high-yield securities),
 allocate its investments among stocks,        securities issued or guaranteed
 bonds and money market instruments in         by the U.S. Government and its
 any fixed proportion. The Fund may            agencies and instrumentalities,
 have none or some of its assets               including mortgage-related
 invested in each asset class in               securities (these are referred
 relative proportions that change over         to as "U.S. Government
 time based on market and economic             securities"), and debt
 conditions.                                   obligations of foreign
                                               governments. The Fund will
 Equity Securities. The Fund can buy a         normally invest at least 25% of
  variety of domestic and foreign              its net assets in fixed-income
  equity investments, including common         senior securities.
  and preferred stocks, warrants and
  convertible securities (many of which  o Money market instruments, which are
  are debt securities that the Manager         obligations that have a
  considers to be "equity substitutes"         maturity of 13 months or less,
  because of their conversion feature).        including short-term U.S.
  The Fund currently emphasizes its            Government securities,
  equity investments in stocks of              corporate and bank debt
  domestic issuers. The Fund can buy           obligations and commercial
  securities of companies in different         paper.
  capitalization ranges.
 Debt Securities. The Fund can invest    In selecting securities for the Fund,
  in a variety of debt securities        the Fund's portfolio managers use
  (including convertible securities),    different investment styles to carry
  such as securities issued or           out an asset allocation strategy that
  guaranteed by the U.S. government and  seeks broad diversification across
  its agencies and instrumentalities,    asset classes. They normally maintain
  including mortgage-related securities  a balanced mix of stocks, debt
  and collateralized mortgage            securities and cash, although the
  obligations ("CMOs"), and forward      Fund has no requirements to weight
  rolls with respect to                  the portfolio holdings in a fixed
  mortgage-related securities. It also   proportion. Therefore, the
  can buy municipal securities, foreign  portfolio's mix of equity and debt
  government securities, and domestic    securities and cash will change over
  and foreign corporate debt             time as the portfolio managers seek
  obligations. The Fund can buy debt     relative values and opportunities in
  securities rated below investment      different asset classes.
  grade (these are commonly called
  "junk bonds"), but has limits on       Because the goal of total return is
  those investments, as discussed        to increase overall portfolio value
  below.  The Fund does not limit its    from a combination of capital growth
  investments to debt securities of a    and income, the Fund invests in
  particular maturity range, and may     stocks mainly for their capital
  hold both short- and long term debt    appreciation potential and in debt
  securities.                            securities both for income and for
                                         total return. The income from debt
 Money Market Instruments. Under normal  securities and money market market conditions (when the equity and  instruments can also help the Fund
 debt securities markets are not         preserve principal when stock markets
 unstable, in the Manager's view), the   are volatile.
 Fund can hold up to 40% of its total
 assets in money market instruments,
 such as short-term U.S. government
 securities and commercial paper.
 In selecting equity securities for      The portfolio managers employ both
 purchase or sale by the Fund, the       "growth" and "value" styles in
 Fund's portfolio managers use an        selecting stocks. They employ
 investment process that combines both   fundamental analysis of a company's
 "value" and "growth" investment         financial statements and management
 styles. They use a value strategy to    structure, operations and product
 find issuers whose securities are       development, as well as the industry
 believed to be undervalued in the       of which the company is part. Value
 marketplace. A growth investing style   investing seeks stocks that are
 encompasses a search for companies      temporarily out of favor or
 whose stock price is expected to        undervalued in the market by various
 increase at a greater rate than the     measures, such as the stock's
 overall market. These issuers may be    price/earnings ratio. Growth
 entering a growth phase marked by       investing seeks stocks that the
 increases in earnings, sales, cash      managers believe have possibilities
 flows or other factors, which suggest   for increases in stock price because
 that the stock may increase in value    of strong earnings growth compared to
 over time.                              the market, the development of new
                                         products or services or other
                                         favorable economic factors.

The portfolio  managers  construct the equity  portion of the portfolio  using a
"bottom  up"  approach,  focusing on the  fundamental  prospects  of  individual companies and issuers,  rather than on broad economic  trends  affecting  entire markets and  industries.  The portfolio  managers focus on factors that may vary over time and in particular cases. Currently they look for:

o    Individual  stocks that are attractive based on fundamental  stock analysis and company characteristics;

o    Growth stocks having high earnings
       potential and earnings and sales
       momentum; and

o    Dividend-paying common stocks of established companies for income.

The portfolio  managers monitor individual issuers for changes in profit margins or slowing revenues that might affect future cash flows or growth. The existence of these  changes  in a  particular  case may  trigger  a  decision  to sell the security. The portfolio managers may consider selling a stock for one or more of the following reasons:

o    The stock price has reached its target,

o    The company's fundamentals appear to be deteriorating, or

o    Better stock selections are believed to have been identified.

 These approaches may change over time.

The Fund's portfolio managers analyze the overall  investment  opportunities and risks in  different  sectors  of the debt  securities  markets  by  focusing  on business cycle analysis and relative values between the corporate and government sectors.  The  portfolio  managers'  overall  strategy  is to  build  a  broadly diversified  portfolio of corporate and government bonds. The portfolio managers currently focus on the factors below (which may vary in particular cases and may change over time), looking for:

o    Debt securities in market sectors that offer attractive relative value,

o    Investment-grade  securities  that offer  more  income  than U.S.  Treasury obligations with a good balance of risk and return,

o    High income  potential  from  different  types of corporate and  government securities, and

o    Broad portfolio diversification to help reduce the volatility of the Fund's share prices.

The  portfolio  managers  may  consider  selling  a bond  for one or more of the following reasons:

o    The bond price has reached its target,

o    The bond's fundamentals appear to be
          deteriorating, or

o    Better bond selections are believed to have been identified.

 -------------------------------------------------------------------------------
                                    Manager
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 OppenheimerFunds, Inc.                  OppenheimerFunds, Inc.
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                               Portfolio Managers
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Christopher Leavy                       Christopher Leavy
 Emmanuel Ferreira                       Emmanuel Ferreira
 Angelo G. Manioudakis                   Angelo G. Manioudakis
 -------------------------------------------------------------------------------

      The investment polices of the Funds are substantially similar. Both Funds primarily invest in stock and other equity investments of U.S. and foreign companies, debt securities (including those issued by domestic and foreign companies), and money market instruments (such as short-term U.S. government
securities and commercial paper).   With respect to fixed income investments, both Funds primarily invest in investment-grade debt securities, which include domestic and foreign government bonds, domestic and foreign corporate debt obligations, and mortgage related securities issued by private issuers.  Disciplined
Allocation Fund also tends invest in money market instruments to achieve its secondary objective of capital preservation and can hold up to 40% of its total assets in money market instruments.  Also, Balanced Fund may hold up to 35% in below investment grade ("junk") bonds, whereas Disciplined Allocation Fund can invest as much as 20% of its total assets in lower-grade securities.

      In terms of set allocation of assets among the classes of securities purchased, at least 25% of each
 Fund's respective total assets will normally be invested in fixed-income senior securities.  Balanced Fund will also normally invest at least 25% of its total assets in stocks and other equity securities.
 Otherwise, neither Fund is required to allocate its investments among stocks, bonds and money market instruments in any fixed proportion -- they may have some or none of their assets invested in each asset class in relative proportions that change over time based on market and economic conditions.  Currently, however, the Funds focus mainly on U.S. government securities and investment-grade debt securities.
 However, if market conditions change, the Funds' portfolio managers can change the relative allocation of the Funds' assets.

      The members of the same portfolio management team manage both Funds and the Funds' investment strategies are similar. Both Funds may employ "growth" and "value" styles in selecting stocks. Both Funds may also invest in bonds and money market instruments. The portfolio managers of both Funds also may vary the portfolios' mix of equity and debt securities and cash over time as they evaluate market and economic conditions to seek the best opportunities.

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

      Disciplined Allocation Fund and Balanced Fund each pay a variety of expenses directly for management of the respective Fund's assets, administration and/or distribution of shares and other services. Those expenses are subtracted from each Fund's assets to calculate the Fund's net asset value per share.
Shareholders pay these expenses indirectly. Shareholders pay other expenses directly, such as sales charges.

      The following table is provided to help you understand and compare the fees and expenses of investing in shares of Disciplined Allocation Fund with the fees and expenses of investing in shares of Balanced
Fund. The pro forma fees and expenses of the surviving Balanced Fund show what the fees and expenses are expected to be after giving effect to the Reorganization of Disciplined Allocation Fund into Balanced Fund.

      The chart below reflects the current contractual management fee schedule for each of the Funds and the proposed management fee schedule for the surviving Balanced Fund upon the successful completion of the
Reorganization.

                                            PRO FORMA FEE TABLES
                              For the 12 month period ended December 31, 2005

---------------------------------------------------------------------------------
                                  Disciplined   Balanced      Pro Forma
                                  Allocation
                                  Fund          Fund          Surviving
                                  Class A       Class A       Balanced Fund
                                  shares        Shares        Class A shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        5.75%         5.75%           5.75%
purchases (as a % of offering
price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower of
the original offering price or       None(1)       None(1)         None(1)
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                       0.63%         0.69%           0.69%
---------------------------------------------------------------------------------
Distribution and/or Service         0.25%(2)        0.20%           0.20%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                        0.26%         0.17%           0.16%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating Expenses         1.14%         1.06%           1.05%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                  Disciplined   Balanced      Pro Forma
                                  Allocation
                                  Fund          Fund          Surviving
                                  Class B       Class B       Balanced Fund
                                  shares        Shares        Class B shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        None          None             None
purchases (as a % of offering
price)
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower of
the original offering price or        5%(2)         5%(2)           5%(2)
redemption proceeds)
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                       0.63%         0.69%           0.69%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution and/or Service           1.00%         1.00%           1.00%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                        0.38%         0.30%           0.27%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating Expenses         1.98%         1.99%           1.96%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                  Disciplined   Balanced Fund Pro Forma
                                  Allocation
                                  Fund                        Surviving
                                  Class C       Class C       Balanced Fund
                                  Shares        Shares        Class C Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        None          None             None
purchases (as a % of offering
price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge         1%(3)         1%(3)           1%(3)
(Load) (as a % of the lower of
the original offering price or
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                       0.63%         0.69%           0.69%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution and/or Service           1.00%         1.00%           1.00%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                        0.34%         0.22%           0.21%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating Expenses         1.97%         1.91%           1.90%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                  Disciplined   Balanced      Pro Forma
                                  Allocation
                                  Fund          Fund          Surviving
                                  Class N       Class N       Balanced Fund
                                  shares        Shares        Class N shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        None          None             None
purchases (as a % of offering
price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower of
the original offering price or        1%(4)         1%(4)           1%(4)
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                       0.63%         0.69%           0.69%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution and/or Service           0.50%         0.50%           0.50%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                        0.42%         0.27%           0.27%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating Expenses         1.55%         1.46%           1.46%
---------------------------------------------------------------------------------

Expenses may vary in future years.  "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that each Fund pays.  The "Other Expenses" shown for both Funds are based on, among other things, the fees the Funds would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Funds to limit those transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes.  That undertaking may be amended or withdrawn at any time.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more
   ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" in each Fund's
   Prospectus for details.
2. Applies to redemptions within the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

Examples

      These examples below are intended to help you compare the cost of investing in each Fund and the surviving Balanced Fund after the Reorganization. These examples assume an annual return for each class of
5%, the operating expenses described in the tables above and reinvestment of your dividends and distributions.

      Your actual costs may be higher or lower because expenses will vary over time. For each $10,000 investment, you would pay the following projected expenses if you redeemed your shares after the number of years shown or held your shares for the number of years shown without redeeming, according to the following examples.

                                        Disciplined Allocation Fund
--------------------------------------------------------------------------------
If     shares      are    1 year        3 years       5 years       10 years
redeemed(1):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                    $685          $918         $1,170         $1,889
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                    $706          $937         $1,294       $1,923(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                    $302          $624         $1,073         $2,318
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                    $259          $493          $851          $1,860
--------------------------------------------------------------------------------

                                        Disciplined Allocation Fund
--------------------------------------------------------------------------------
If   shares   are  not    1 year        3 years       5 years       10 years
redeemed(2):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                    $685          $918         $1,170         $1,889
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                    $206          $637         $1,094       $1,923(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                    $202          $624         $1,073         $2,318
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                    $159          $493          $851          $1,860
--------------------------------------------------------------------------------

                                               Balanced Fund
--------------------------------------------------------------------------------
If     shares      are    1 year        3 years       5 years       10 years
redeemed(1):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                    $677          $894         $1,129         $1,801
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                    $704          $931         $1,283       $1,870(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                    $296          $606         $1,041         $2,254
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                    $250          $465          $803          $1,759
--------------------------------------------------------------------------------

                                               Balanced Fund
--------------------------------------------------------------------------------
If   shares   are  not    1 year        3 years       5 years       10 years
redeemed(2):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                    $677          $894         $1,129         $1,801
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                    $204          $631         $1,083       $1,870(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                    $196          $606         $1,041         $2,254
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                    $150          $465          $803          $1,759
--------------------------------------------------------------------------------

                                     Pro Forma Surviving Balanced Fund
--------------------------------------------------------------------------------
If      shares      are    1 year       3 years       5 years       10 years
redeemed(1):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                     $676         $891         $1,124         $1,790
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                     $701         $921         $1,267       $1,847(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                     $295         $603         $1,036         $2,243
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                     $250         $465          $803          $1,759
--------------------------------------------------------------------------------

                                     Pro Forma Surviving Balanced Fund
--------------------------------------------------------------------------------
If   shares   are   not    1 year       3 years       5 years       10 years
redeemed(2):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                     $676         $891         $1,124         $1,790
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                     $201         $621         $1,067       $1,847(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                     $195         $603         $1,036         $2,243
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                     $150         $465          $803          $1,759
--------------------------------------------------------------------------------

(1.) In the "If shares are  redeemed"  examples,  expenses  include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges.
(2.) In the "If shares are not redeemed"  examples,  the Class A expenses  include the initial sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges.
(3.) Class B  expenses  for  years 7  through  10 are  based  on  Class A  expenses,  since  Class B  shares automatically convert to Class A after 6 years.

What are the capitalizations of the Funds and what would the capitalization be after the Reorganization?

      The following table sets forth the capitalization (unaudited) of Disciplined Allocation Fund and
Balanced Fund as of December 31, 2005 and indicates the pro forma combined capitalization as of December
31, 2005 as if the Reorganization had occurred on that date.

--------------------------------------------------------------------------------
Disciplined Allocation     Net Assets          Shares         Net Asset Value
Fund                                         Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A                      $              7,334,395           $ 14.74
                          108,080,052
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class B                  12,453,364          832,162            $ 14.97
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class C                  8,786,721           604,180            $ 14.54
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class N                  1,804,477           122,882            $ 14.68
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                          $              8,893,618
                          131,124,615
-------------------------------------------------------------

--------------------------------------------------------------------------------
Balanced Fund              Net Assets          Shares         Net Asset Value
                                             Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A                      $             53,115,407           $ 13.54
                          719,288,112
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class B                  96,126,035         7,247,572           $ 13.26
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class C                  89,514,378         6,717,928           $ 13.32
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class N                  12,689,772          945,978            $ 13.41
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                          $             68,026,886
                          917,618,297
-------------------------------------------------------------

--------------------------------------------------------------------------------
Balanced Fund              Net Assets          Shares         Net Asset Value
(Pro Forma Surviving
Fund)*                                       Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A                      $             61,096,566           $ 13.54
                          827,368,164
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class B                 108,579,399         8,186,513           $ 13.26
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class C                  98,301,100         7,377,364           $ 13.32
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class N                  14,494,249         1,080,496           $ 13.41
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                           $            77,740,939
                        1,048,742,912
-------------------------------------------------------------
* Reflects the issuance of 7,981,159 Class A shares, 938,941 Class B shares, 659,436 Class C shares and
134,518 Class N shares of Balanced Fund in a tax-free exchange for the net assets of Disciplined Allocation
Fund, aggregating $131,124,615.

How have the Funds performed?

      The following past performance information for each Fund is set forth below: (i) a bar chart showing changes in each Fund's performance for Class A shares from year to year for the last ten calendar years (or less, if applicable) and (ii) tables detailing how the average annual total returns of each Fund's shares, both before and after taxes, compared to those of broad-based market indices. The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes.
The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The past investment performance of either Fund, before and after taxes, is not necessarily an indication of how either Fund will perform in the future.

Annual Total Returns for Balanced Fund (Class A) as of 12/31 each year
[See appendix to prospectus and proxy statement for data in bar chart showing annual total returns for
Oppenheimer Balanced Fund.]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 12.05% (2nd Qtr `03) and the lowest return (not annualized) before taxes for a calendar quarter was -11.03% (3rd Qtr `01).

Annual Total Returns for Disciplined Allocation Fund (Class A) as of 12/31 each year
[See appendix to prospectus and proxy statement for data in bar chart showing annual total returns for
Oppenheimer Disciplined Allocation Fund.]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 12.09% (4th Qtr `98) and the lowest return (not annualized) before taxes for a calendar quarter was -8.31% (3rd Qtr `01).

-------------------------------------------------------------------------------------
Disciplined Allocation Fund1,
(2)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Average Annual Total Returns                        5 Years            10 Years
for the periods ended              1 Year         (or life of        (or life of
December 31, 2005                               class, if less)    class, if less)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class A Shares (inception
9/16/85)                           -3.32%            1.33%              4.69%
  Return Before Taxes              -3.69%            0.84%              2.88%
  Return After Taxes on
  Distributions                    -1.95%            0.87%              2.99%
  Return After Taxes on
  Distributions and Sale of
  Fund Shares
-------------------------------------------------------------------------------------
S&P 500 Index (reflects no
deduction for fees, expenses
or taxes)                           4.91%            0.54%              9.07%
-------------------------------------------------------------------------------------
Merrill Lynch Gov't/Corp.
Master Index (reflects no                                               6.19%
deduction for fees, expenses
or taxes)                           2.52%            6.07%
-------------------------------------------------------------------------------------
Class B Shares (inception          -3.30%            1.30%             4.84%(3)
10/02/95)
-------------------------------------------------------------------------------------
Class C Shares (inception           0.62%            0.62%              4.46%
5/01/96)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class N Shares (inception           1.15%            1.15%               N/A
3/1/01)
-------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Balanced Fund1, (2)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Average Annual Total Returns                        5 Years           10 Years
for the periods ended              1 Year         (or life of        (or life of
December 31, 2005                               class, if less)    class, if less)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Class A Shares (inception
4/24/87)                           -2.37%            3.82%              7.71%
  Return Before Taxes              -3.86%            2.60%              5.46%
  Return After Taxes on
  Distributions                    -0.57%            2.70%              5.48%
  Return After Taxes on
  Distributions and Sale of
  Fund Shares
------------------------------------------------------------------------------------
S&P 500 Index (reflects no
deduction for fees, expenses
or taxes)                           4.91%            0.54%              9.07%
------------------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index (reflects no
deduction for fees, expenses        2.43%            5.87%              6.16%
or taxes)
------------------------------------------------------------------------------------
Class B Shares (inception          -2.23%            -2.23%           7.79%(3)
8/29/95)
------------------------------------------------------------------------------------
Class C Shares (inception           1.75%            4.18%              7.45%
12/1/93)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Class N Shares (inception           2.23%            4.21%               N/A
3/1/01)
------------------------------------------------------------------------------------

1. The Funds' returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.
2. Both Funds' average annual total returns include the applicable sales charges: for Class A the current maximum initial sales charge is 5.75%; for Class B shares, the contingent deferred sales charges is 5%
   (1-year) and 2% (5-year); and for Class C and Class N, the 1% contingent deferred sales charge for the
   1-year period.
3. Because Class B shares convert to Class A shares 72 months after purchase, Class B "10 Years"
   performance for each Fund does not include the contingent deferred sales charge and uses Class A performance for the period after conversion.

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The performance of each Fund's Class A shares are compared to the S&P 500 Index, an unmanaged index of common stocks. In addition, the performance of Disciplined Allocation Fund also is compared to the Merrill Lynch Government and Corporate Master Index,
a broad-based index of U.S. Treasury and government agency securities, corporate and Yankee bonds. The performance of Balanced Fund also is compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. corporate, government and mortgage-backed securities. The indices' performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Each Fund's investments vary from those in the indices.
MANAGEMENT'S DISCUSSION OF BALANCED FUND PERFORMANCE. During its fiscal year ended September 30, 2005,
Balanced Fund slightly underperformed its
primary benchmark, the S&P 500, however, the Fund produced higher returns than the 60%
S&P 500/ 40% Citigroup Broad Investment Grade blended benchmark.

      The Fund's performance was particularly robust in its equity portfolio. In the consumer discretionary area, holdings such as media conglomerate Liberty Global, Inc., retailer Sears Holdings and homebuilders
Toll Brothers and WCI Communities, Inc. helped boost the Fund's relative performance. Winners in the consumer staples area included beverage producer Constellation Brands Inc., Cl. A and food and tobacco giant Altria Group, Inc., which benefited from easing litigation concerns and a planned corporate restructuring designed to unlock shareholder value.

      In the financials area, investment firm, Lehman Brothers Holdings, Inc., gained value as investors rewarded efforts to diversify its revenue sources; the insurance provider, Genworth Financial, Inc., Cl. A, saw its valuation expand after its spin-off from General Electric; and real estate owner Host Marriott
Corp. benefited from an upswing in occupancy rates and room prices. Among health care holdings, the Fund successfully avoided declines posted by large pharmaceutical companies while capturing gains in medical services providers, such as Pacificare Health Systems, which was subject to an acquisition offer.

      The Fund's equity portfolio suffered relatively few disappointments during the reporting period. The
Fund's telecommunications services holdings produced slightly lower returns than the benchmark, primarily due to its lack of participation in gains achieved by the regional bell operating companies. Although the
Fund had less exposure to the high-flying energy and utilities sectors than the benchmark, strong stock selections offset any resulting weakness.

      The Fund's fixed-income investments produced more modest returns. We generally maintained the bond portfolio's average duration in a range that was shorter than the benchmark, which hindered relative performance early in the reporting period but later benefited returns. Conversely, the Fund's emphasis on corporate bonds at the lower end of the investment-grade range helped early in the reporting period, when investors' appetite for risk grew, but later
undermined performance when weakness in the automotive sector eroded investor sentiment. Among mortgage-backed securities, the Fund's focus on seasoned, higher-coupon mortgages that the markets had priced too high a premium for prepayment risk in our view, helped support returns over the reporting period's first half, but detracted modestly during the second half.

      As of the reporting period's end, the Fund assets were apportioned 44.8% to equities, 46.5% to bonds and 8.7% to cash. In our view, the Fund remains well positioned to capture the growth opportunities of stocks while managing risks through diversification across both stocks and bonds.

COMPARING BALANCED FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of Balanced Fund held until September 30, 2005. In the case of Class A, Class B, and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The
Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Fund's performance is also compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Government Treasury and agency issues, investment grade corporate bond issues and fixed-rate mortgage-backed securities. That index is widely regarded as a measure of the performance of the domestic debt securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in either index.

[Insert Graph from Balanced Fund Annual Report]

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Balanced Fund (Class A)
      S&P 500 Index
      Lehman Brothers Aggregate Bond Index

1. The Fund changed its fiscal year end from 12/31 to 9/30.

[Insert Graph from Balanced Fund Annual Report]

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Balanced Fund (Class B)
      S&P 500 Index
      Lehman Brothers Aggregate Bond Index

[Insert Graph from Balanced Fund Annual Report]

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Balanced Fund (Class C)
      S&P 500 Index
      Lehman Brothers Aggregate Bond Index

1. The Fund changed its fiscal year end from 12/31 to 9/30.

[Insert Graph from Balanced Fund Annual Report]

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Balanced Fund (Class N)
      S&P 500 Index
      Lehman Brothers Aggregate Bond Index

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance
data current to the most recent month end, visit us at www.oppenheimerfunds.com, Or call us at
1.800.525.7048. Fund returns include changes in share price, Reinvested distributions, and the applicable sales charge: for Class A Shares, The current maximum initial sales charge of 5.75%; for Class B Shares, the Contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C And N Shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B Shares convert to Class A Shares
72 months after purchase, Since-inception return for Class B Shares uses Class A performance for the Period after conversion.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

HOW DO THE ACCOUNT FEATURES AND SHAREHOLDER SERVICES FOR THE FUNDS COMPARE?

Purchases, Redemptions and Exchanges

      Both Funds are part of the OppenheimerFunds family of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the Funds are substantially the same. Shares of either Fund may be exchanged for shares of the same class of other Oppenheimer funds offering such shares. Exchange privileges are subject to amendment or termination at any time.

      Both Funds have the same initial and subsequent minimum investment amounts for the purchase of shares. These amounts are $1,000 and $50, respectively. Both Funds have a maximum initial sales charge of
5.75% on Class A shares for purchases of less than $25,000. The sales charge of 5.75% is reduced for purchases of Class A shares of $25,000 or more. Investors who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge of up to 1% if the shares are sold within 18 calendar months from the beginning of the calendar month during which they were purchased. Class B shares of the Funds are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC") upon redemption depending on the length of time the shares are held. The CDSC begins at 5% for shares redeemed in the first year and declines to 1% in the sixth year and is eliminated after that. Class C shares may be purchased without an initial sales charge, but if redeemed within 12 months of buying them, a CDSC of 1% may be deducted. Class N shares are purchased without an initial sales charge, but if redeemed within 18 months of the retirement plan's first purchase of N shares, a CDSC of 1% may be deducted.

      Class A, Class B, Class C and Class N shares of Balanced Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC or redemption fee will be imposed on any
Disciplined Allocation Fund shares exchanged for Balanced Fund shares as a result of the Reorganization.
However, any CDSC that applies to Disciplined Allocation Fund shares as of the date of the exchange will carry over to Balanced Fund shares received in the Reorganization.

Dividends and Distributions

      Both Funds intend to declare dividends separately for each class of shares from net investment income on a quarterly basis and pay them quarterly. Dividends and distributions paid to Class A shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A shares. The Funds have no fixed dividend rate and cannot guarantee that they will pay any dividends or distributions.

      Either Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Funds may make supplemental distributions of dividends and capital gains following the end of their fiscal years.  There can be no assurance that either Fund will pay any capital gains distributions in a particular year.

Other Shareholder Services

      Both Funds also offer the following privileges: (i) the ability to reduce your sales charge on purchases of Class A shares through rights of accumulation or letters of intent, (ii) reinvestment of dividends and distributions at net asset value, (iii) net asset value purchases by certain individuals and entities, (iv) Asset Builder (automatic investment) Plans, (v) Automatic Withdrawal and Exchange Plans for
shareholders who own shares of the Funds valued at $5,000 or more, (vi) AccountLink and PhoneLink arrangements, (vii) exchanges of shares for shares of the same class of certain other funds at net asset value, (viii) telephone and Internet redemption and exchange privileges and (ix) wire redemptions of fund shares (for a fee). All of such services and privileges are subject to amendment or termination at any time and are subject to the terms of the Funds' respective prospectuses.  For additional information, please see the section in the current Prospectus of Balanced Fund titled "ABOUT YOUR ACCOUNT."

       WHAT ARE THE PRINCIPAL RISKS OF AN INVESTMENT IN DISCIPLINED ALLOCATION FUND OR BALANCED FUND?

      The risks associated with an investment in each Fund are substantially similar. Like all investments, an investment in either Fund involves risk. There is no assurance that either Fund will meet its investment objective.  The achievement of the Funds' goals depends upon market conditions, generally, and on the portfolio manager's analytical and portfolio management skills. The risks described below collectively form the risk profiles of the Funds, and can affect the value of the Funds' investments, investment performance and prices per share. There is also the risk that poor securities selection by the Manager will cause the
Funds to underperform other funds having a similar objective. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

      In the OppenheimerFunds spectrum, each Fund may be less volatile than funds that focus only on stock investments, but have less opportunities for capital growth than funds focused solely on stocks and more risks than the funds that focus solely on investment grade bonds

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because each Fund currently has substantial investments in stocks, the value of each Fund's portfolio will be affected by changes in the stock markets. Market risk will affect each Fund's per share prices, which will fluctuate as the values of each Fund's portfolio securities change. Balanced Fund will normally invest at least 25% of its total assets in stocks and other equity securities. While Disciplined
Allocation Fund has no limit on the amount of its assets it can invest in stocks, at least 25% of its total assets normally will be invested in fixed-income senior securities.

    A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In particular, because each Fund currently emphasizes investments in stocks of
U.S. issuers, it will be affected primarily by changes in U.S. stock markets.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions that affect that industry more than others, or by changes in government regulations, availability of basic resources or supplies, or other events affecting that industry. To the extent that each Fund emphasizes investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. Each Fund can invest in securities of large companies but it can also buy stocks of small- and medium-size companies, which may have more volatile stock prices than stocks of large companies.

Risks of Value Investing. Value investing seeks stocks having prices that are low in relation to what is believed to be their real worth or prospects. Each Fund seeks to realize appreciation in the value of its holdings when other investors realize the intrinsic value of those stocks. In using a value investing style, there is the risk that the market will not recognize that the securities are undervalued and they might not appreciate in value as the Manager anticipates.

Risks of Growth Investing. Stocks of growth companies, particularly newer companies, may offer opportunities for greater capital appreciation but may be more volatile than stocks of larger, more established companies. If the company's earnings growth or stock price fails to increase as expected, the stock price of a growth company may decline sharply.

      Neither Fund is required to allocate its equity investments among value and growth stocks in any fixed proportion. Each Fund may invest its assets in relative proportions that change over time.

CREDIT RISK.  Debt securities are subject to credit risk.  Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, each Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of each Fund's shares might be reduced. While each Fund's investments in U.S.
government securities are subject to little credit risk, each Fund's other investments in debt securities, particularly high-yield, lower-grade debt securities, are subject to risks of default. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities.

Special Risks of Lower-Grade Securities. Up to 35% of Balanced Fund's total assets and up to 20% of
Disciplined Allocation Fund's total assets may be invested in securities below investment-grade to seek income. Therefore, each Fund's credit risks are greater than those of funds that buy only investment-grade bonds. Lower-grade debt securities (commonly called "junk bonds") may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities.
Securities that are (or that have fallen) below investment grade generally have greater risks that the issuers of those securities might not meet their debt obligations. The market for lower-grade securities may be less liquid, especially during times of general economic distress, and therefore they may be harder to sell at an acceptable price. These risks can reduce each Fund's share prices and the income it earns.

      Lower-grade debt securities are those rated below "Baa" by Moody's Investors Service ("Moody's") or lower than "BBB" by Standard & Poor's ("S&P") or that have comparable ratings by other nationally-recognized rating organizations. They include unrated securities assigned a comparable rating by the Manager. Balanced Fund can invest in securities rated as low as "C" or "D" or which are in default at the time Balanced Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are considered
"investment grade," they have some speculative characteristics.

INTEREST RATE RISKS. Debt securities are subject to changes in value when prevailing interest rates change.
When prevailing interest rates fall, the values of outstanding debt securities generally rise. When prevailing interest rates rise, the values of outstanding debt securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for debt securities with longer-term maturities. However, interest rate changes may have different effects on the values of mortgage-related securities because of prepayment risks, discussed below.

PREPAYMENT RISK.  Mortgage-related securities, including forward rolls, are subject to the risks of unanticipated prepayment.  The risk is that when interest rates fall, borrowers under the mortgages that underlie these securities will prepay their mortgages more quickly than expected, causing the issuer of the security to prepay the principal to a Fund prior to the security's expected maturity.  A Fund may be required to reinvest the proceeds at a lower interest rate, reducing its income.  Mortgage-related securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall and have greater potential for loss when prevailing interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.  If a Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause each Fund to lose a portion of its principal investment represented by the premium.

RISKS OF FOREIGN INVESTING. Disciplined Allocation Fund can invest up to 25% of its total assets in securities of companies or governments in any country, developed or underdeveloped. These include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities.

      Balanced Fund can buy securities issued by companies or governments in any country, whether developed or an emerging market. While Balanced Fund has no limits on the amounts it can invest in foreign securities, it normally expects to invest not more than 50% of its total assets in foreign securities.

      While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to.

      The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      Additionally, if a Fund invests a significant amount of its assets in foreign securities, it might expose the Fund to "time-zone arbitrage" attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, each Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value, and the imposition of redemption fees may help deter those activities.

Special Risks of Emerging and Developing Markets. Securities in emerging and developing markets present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets.
Settlements of trades may be subject to greater delays so that the proceeds of such a sale of a security may not be received on a timely basis.

    Emerging markets might have less developed trading markets and exchanges, and legal and accounting systems. Investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies. These investments may be very speculative.

ASSET ALLOCATION RISKS. Because each Fund typically invests in a combination of stocks, bonds and money market instruments to seek total return, it might not achieve growth in its share prices to the same degree as funds focusing on stocks during periods of rapidly rising prices. Also, each Fund's investments in stocks may make it more difficult for the Manager to preserve principal in volatile stock markets. Each
Fund's use of value and growth styles in selecting stocks might not be successful, particularly if stocks selected as value investments fail to appreciate in price to the extent the Manager expected.

Stock and Other Equity Investments. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stock.  Disciplined Allocation Fund's equity investments can include interests in real estate investment trusts. Those securities may be sensitive to changes in interest rates, and because the real estate market can be very volatile at times, the prices of those securities may change substantially. Because total return has two components, capital appreciation and income, the Manager might select stocks that offer the potential for either or both of those elements.

While many convertible securities are debt securities, the Manager considers some of them to be "equity equivalents" because of the conversion feature. In that case their credit rating has less impact on the investment decision than in the case of other debt securities. Convertible securities are subject to credit risk and interest rate risk, discussed above.

These securities might be selected for the Funds because they offer the ability to participate in stock market movements while offering some current income. Preferred stocks, while a form of equity security, typically have a fixed dividend that may cause their prices to behave more like those of debt securities.
If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

Debt Securities. Disciplined Allocation Fund can invest in a variety of debt securities to seek its objective. The debt securities Disciplined Allocation Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent credit rating by the Manager.
Disciplined Allocation Fund's debt investments may be "investment grade" (that is, in the four highest rating categories of a nationally recognized rating organization) or may be lower-grade securities
(sometimes called "junk bonds") rated as low as "B" by Moody's Investor Services, Inc. ("Moody's"),
Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch") or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Manager). Disciplined Allocation Fund does not invest more than 10% of its total assets in unrated debt securities. A description of the ratings definitions of nationally recognized rating organizations is included in Appendix A to the Statement of Additional Information dated February 28, 2005, revised December
6, 2005.

While Disciplined Allocation Fund can invest as much as 20% of its total assets in lower-grade securities, currently it does not intend to invest more than 10% of its total assets in these investments. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations.  These risks can reduce Disciplined Allocation Fund's share prices and the income it earns.

Balanced Fund will normally invest at least 25% of its net assets in fixed-income senior securities, such as bonds and notes. The debt securities Balanced Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned a rating by the Manager.

      Balanced Fund has no requirements as to the maturity of the debt securities it can buy, or as to the market capitalization range of the issuers of those securities. Balanced Fund's investments may be investment grade or below investment grade in credit quality. The Manager does not rely solely on ratings by rating organizations in selecting debt securities but evaluates business and economic factors affecting an issuer as well.

      Balanced Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies.
Foreign government securities might not be backed by the government's full faith and credit. The Fund can buy "Brady Bonds." Those are U.S. dollar-denominated debt securities collateralized by zero-coupon U.S.
Treasury securities. They are typically issued by governments of emerging market countries and are considered speculative securities with higher risks of default. Balanced Fund will buy foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

U.S. Government Securities.  Each Fund can invest in securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities."
These are referred to as "U.S. government securities" in this Prospectus and Proxy Statement.

o U.S. Treasury Obligations. These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of more than one year and up to ten years when issued), and Treasury bonds (having maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Each Fund also can buy U. S. Treasury securities that have been "stripped"
      of their coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities, and Treasury
      Inflation-Protection Securities.

o Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the
      U.S. government. Some are supported by the full faith and credit of the U.S. government, such as
      Government National Mortgage Association pass-through mortgage certificates ("Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations
      ("Freddie Macs").  Securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks are
      neither guaranteed nor issued by the U.S. Government.

o Mortgage-Related U.S. Government Securities. Each Fund can buy interests in pools of residential or commercial mortgages, in the form of CMOs and other "pass-through" mortgage securities. CMOs that are
      U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series, each having different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. Each Fund can have substantial amounts of its assets invested in mortgage-related U.S. government securities.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise.

o Forward  Rolls.  Each Fund can enter into "forward  roll"  transactions  with respect to  mortgage-related securities.  In  this  type of  transaction,  a  mortgage-related  security  is  sold  to a buyer  and simultaneously agrees to repurchase a similar security at a later date at a set price.

      During the period between the sale and the repurchase, a Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities, or that the counterparty might default in its obligation. A substantial portion of the Fund's assets may be subject to forward roll transactions at any given time.

o Private-Issuer Mortgage-Backed Securities. Each Fund can invest a substantial portion of its assets in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S.
      government securities. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as the interest rate risks and prepayment risks of CMOs), although in some cases they may be supported by insurance or guarantees.

      If interest rates rise rapidly, prepayments of mortgages (the risks of which are described above) may occur at a slower rate than expected, and the expected maturity of long-term or medium-term mortgage-related securities could lengthen as a result. That could cause their values to fluctuate more, and the prices of a Fund's shares to fall.

Money Market Instruments. The Fund can invest in money market instruments, which include short-term certificates of deposit, bankers' acceptances, commercial paper, U.S. Government obligations, and other debt instruments (including bonds) issued by corporations. These securities may have variable or floating interest rates. The Fund's investments in commercial paper in general will be limited to paper in the top two rating categories of S&P or Moody's.

Zero-Coupon and "Stripped" Securities.  Some of the government and corporate debt securities the Fund buys are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. Either Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Interest-only securities are particularly sensitive to changes in interest rates.

The values of interest-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages. Principal-only securities are also sensitive to changes in interest rates. For example, when prepayments decrease, the yields on principal-only securities also decrease. The market for some of these securities may be limited, making it difficult for each Fund to dispose of its holdings at an acceptable price.

While Balanced Fund has no limits on the amount it can invest in zero-coupon securities, Disciplined
Allocation Fund can only invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. government or U.S. companies.

Derivative Investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, mortgage-related securities, asset-backed securities and "stripped" securities are examples of derivatives each Fund can use.

o Credit Derivatives.  Either Fund may enter into credit default swaps, both (i) directly and (ii)
      indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. Each Fund pays a fee to enter into the trade and receives a fixed payment
      during the life of the swap.   If there is a credit event, a Fund either delivers the defaulted bond
      (if a Fund has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if a Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

o There are Special Risks in Using Derivative Investments. If the issuer of the derivative does not pay the amount due, a Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, a Fund's share prices could decline or a Fund could get less income than expected. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives.  Some derivative investments held by a Fund may be illiquid. Each Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause a Fund to lose money on its investment and/or increase the volatility of its share prices.

Hedging.  Each Fund can buy and sell futures contracts, put and call options, swaps, and forward contracts.  These are all referred to as "hedging instruments."  Neither Fund uses hedging instruments for speculative purposes. Each Fund has limits on its use of hedging instruments and is not required to use them in seeking its investment objective.

Each Fund could buy and sell options, futures and forward contracts for a number of purposes. Some of these strategies would hedge each Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase each Fund's exposure to the securities market. Each
Fund may also try to manage its exposure to changing interest rates by using hedging instruments.

There are also special risks in particular hedging strategies. For example, options trading involves the payment of premiums and can increase portfolio turnover. If a covered call written by a Fund is exercised on an investment that has increased in value, each Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.

If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the hedge might fail and the strategy could reduce each Fund's return. Each Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary Defensive and Interim Investments. In times of adverse or unstable market, economic or political conditions, each Fund can invest up to 100% of its assets in temporary investments that are inconsistent with each Fund's principal investment strategies.  Generally, they would be short-term U.S. government securities, high-grade commercial paper, bank obligations or repurchase agreements. Each Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent each Fund invests in these securities, it might not achieve its investment objective.

Loans of Portfolio Securities. Balanced Fund has entered into a Securities Lending Agreement with JP Morgan
Chase. Under that agreement portfolio securities of Balanced Fund may be loaned to brokers, dealers and other financial institutions.  The Securities Lending Agreement provides that loans must be adequately collateralized and may be made only in conformity with Balanced Fund's Securities Lending Guidelines, adopted by Balanced Fund's Board of Trustees. The value of the securities loaned may not exceed 25% of the value of Balanced Fund's net assets.

Convertible Securities. Many convertible securities are a form of debt security, but the Manager regards some of them as "equity substitutes" because of their feature allowing them to be converted into common stock. Therefore, their credit ratings have less impact on the Manager's investment decision than in the case of other debt securities. Disciplined Allocation Fund's investments in convertible securities may include securities rated as low as "B" by Moody's, S&P or Fitch or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having comparable ratings assigned by the Manager and subject to each Fund's limitation on investing in unrated securities as stated above).
Those ratings are below "investment grade" and the securities are subject to greater risk of default by the issuer than investment-grade securities. Balanced Fund has no restrictions on the grade of convertible securities in may invest in.

"When-Issued" and "Delayed-Delivery" Transactions. Disciplined Allocation Fund can purchase securities on a
"when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. Between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to Disciplined Allocation Fund if the value of the when-issued security declines prior to the settlement date. No income accrues to Disciplined Allocation Fund on a when-issued security until Disciplined Allocation Fund receives the security on settlement of the trade.

Asset-Backed Securities. Disciplined Allocation Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the security. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Each Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Board can increase that limit to 15%. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

PORTFOLIO TURNOVER. A change in the securities held by the Funds is known as "portfolio turnover." The
Funds may engage in active and frequent short-term trading to try to achieve their objective and may have a high portfolio turnover rate of over 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Funds (and may reduce performance). However, most of the Funds' portfolio transactions are principal trades that do not entail brokerage fees. If the Funds realize capital gains when they sell their portfolio investments, they must generally pay those gains out to shareholders, increasing their taxable distributions.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS. In times of adverse or unstable market, economic or political conditions, the Funds can invest up to 100% of their total assets in temporary defensive investments that are inconsistent with the Funds' principal investment strategies. Generally they would be highly-rated commercial paper and money market instruments, U.S. government securities and repurchase agreements. The
Funds might also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Funds invest defensively in these securities, they may not achieve their investment objectives.

                                    INFORMATION ABOUT THE REORGANIZATION

      This is only a summary of the  material  terms of the  Reorganization  Agreement.  You should read the form of Reorganization Agreement, which is attached as Exhibit A.

How will the Reorganization be carried out?

      If the shareholders of Disciplined Allocation Fund approve the Reorganization Agreement, the
Reorganization will take place after various conditions are satisfied by Disciplined Allocation Fund and
Balanced Fund, including delivery of certain documents. The Closing Date is presently scheduled for on or about May 12, 2006 and the "Valuation Date" (which is the business day preceding the Closing Date of the
Reorganization) is presently scheduled for on or about May 11, 2006.

      If the shareholders of Disciplined Allocation Fund vote to approve the Reorganization Agreement, you will receive Class A, Class B, Class C and Class N shares of Balanced Fund equal in value to the value as of the Valuation Date of your shares of Disciplined Allocation Fund.  Disciplined Allocation Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of Disciplined
Allocation Fund will be permanently closed at the close of business on the Valuation Date.

      Shareholders of Disciplined Allocation Fund who vote their Class A, Class B, Class C and Class N shares in favor of the Reorganization will be electing in effect to redeem their shares of Disciplined
Allocation Fund at net asset value on the Valuation Date, after Disciplined Allocation Fund subtracts a cash reserve, and reinvest the proceeds in Class A, Class B, Class C and Class N shares of Balanced Fund at net asset value. The cash reserve is that amount retained by Disciplined Allocation Fund, which is deemed sufficient in the discretion of the Board of Disciplined Allocation Fund for the payment of Disciplined
Allocation Fund's outstanding debts, taxes and expenses of liquidation. The cash reserve will consist of approximately $_____ in cash. Balanced Fund is not assuming any debts of Disciplined Allocation Fund except debts for unsettled securities transactions and outstanding dividend and redemption checks. Any debts paid out of the cash reserve will be those debts, taxes or expenses of liquidation incurred by Disciplined
Allocation Fund on or before the Closing Date. Disciplined Allocation Fund will recognize capital gains or losses on any sales of portfolio securities made prior to the Reorganization. The sales of portfolio securities contemplated in the Reorganization are anticipated to be in the ordinary course of business of
Disciplined Allocation Fund's activities.

      Under the Reorganization Agreement, within one year after the Closing Date, Disciplined Allocation
Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the Cash Reserve to Balanced Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Disciplined Allocation Fund who were shareholders on the Valuation Date. The remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Disciplined Allocation Fund shares outstanding on the Valuation Date. In order to qualify for this rebate, it is not necessary for a shareholder of Disciplined Allocation Fund to continue to hold Balanced Fund shares received in the Reorganization. If the Cash Reserve is insufficient to satisfy any of Disciplined Allocation Fund's liabilities, the Manager will assume responsibility for any such unsatisfied liability. Within one year after the Closing Date, Disciplined Allocation Fund will complete its liquidation.

      Under the Reorganization Agreement, either Disciplined Allocation Fund or Balanced Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Reorganization Agreement.

      To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of Disciplined Allocation Fund.

Who will pay the expenses of the Reorganization?

      The cost of printing and mailing this Proxy will be borne by Disciplined Allocation Fund and is estimated to be approximately $24,000. The Funds will share equally the cost of the tax opinion. Any documents such as existing prospectuses or annual reports that are included in the proxy mailing or at a shareholder's request will be a cost of the Fund issuing the document. Any other out-of-pocket expenses associated with the Reorganization will be paid by the Funds in the amounts incurred by each. The approximate cost of the Reorganization is $38,000 for Disciplined Allocation Fund and $14,000 for Balanced
Fund.

What are the tax consequences of the Reorganization?

      The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Disciplined Allocation Fund and Balanced Fund, it is expected to be the opinion of Deloitte & Touche LLP that shareholders of Disciplined Allocation Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Balanced Fund, and it is expected to be the opinion of Deloitte & Touche LLP that shareholders of
Balanced Fund will not recognize any gain or loss upon receipt of Disciplined Allocation Fund's assets, and that the holding period of Balanced Fund shares received in that exchange will include the period that
Disciplined Allocation Fund shares were held (provided such shares were held as a capital asset on the
Closing Date). Please see the Agreement and Plan of Reorganization for more details.  If the tax opinion is not received by the Closing Date, the Fund may still choose to go forward with the Reorganization, pending re-solicitation of shareholders and shareholder approval. In addition, neither Fund is expected to recognize a gain or loss as a direct result of the Reorganization.

      Prior to the Valuation Date, Disciplined Allocation Fund may pay a dividend which will have the effect of distributing to Disciplined Allocation Fund's shareholders all of Disciplined Allocation Fund's investment company taxable income, if any, for taxable years ending on or prior to the Closing Date
(computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Any such dividends will be included in the taxable income of Disciplined Allocation
Fund's shareholders as ordinary income and capital gain, respectively.

      You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to federal income tax consequences.

                                       REASONS FOR THE REORGANIZATION

Board Considerations

      At a meeting of the Board of Directors/Trustees of Disciplined Allocation Fund and Balanced Fund held
December 15, 2005, the Board considered whether to approve the proposed Reorganization and reviewed and discussed with the Manager and the Board's independent legal counsel the proposed Reorganization.
Information with respect to the Funds' respective investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size also was considered by the Board.

      The Board reviewed information demonstrating that Disciplined Allocation Fund is a significantly smaller fund with approximately $133.9 million in net assets as of September 29, 2005. In comparison,
Balanced Fund had approximately $921.4 million in net assets as of September 29, 2005. The Board considered that Disciplined Allocation Fund has not seen any significant influx of money into the Fund and the Manager does not expect the assets of the Fund to grow substantially, which might result in decreased fund operating expenses. The Board also considered that Disciplined Allocation Fund's assets are unlikely to increase substantially in size in the near future, and, as a result, its expense ratios would likely remain the same as fixed expenses are borne by a relatively small fund. Economies of scale realized by the larger, surviving Balanced Fund may benefit shareholders of Disciplined Allocation Fund.

      At that meeting, the Board considered the fact that both Funds have similar investment objectives and are managed by the same team of investment professionals. Additionally, the Board considered that both
Funds invest primarily in stocks, corporate bonds, U.S. government securities and money market instruments.
Although there is no set allocation of assets among the classes of securities either Fund buys, currently the Funds focus mainly in a variety of equity and debt securities of U.S. and foreign issuers, as well as money market instruments.

      The Board also considered that the procedures for purchases, exchanges and redemptions of shares of both Funds are substantially similar and that both Funds offer the same investor services and options.

      The Board also considered the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Board concluded that Disciplined Allocation Fund's participation in the transaction is in the best interests of Disciplined Allocation Fund and that the Reorganization would not result in a dilution of the interests of existing shareholders of Disciplined Allocation Fund.

      After consideration of the above factors, and such other factors and information as the Board of
Disciplined Allocation Fund deemed relevant, the Board, including the Directors who are not "interested persons" (as defined in the Investment Company Act) of either Disciplined Allocation Fund or the Manager
(the "Independent Trustees"), unanimously approved the Reorganization and the Reorganization Agreement and
voted to recommend its approval by the shareholders of Disciplined Allocation Fund. The Board also determined that the Reorganization was in the best interests of Balanced Fund and its shareholders and that no dilution would result to those shareholders. Balanced Fund shareholders do not vote on the
Reorganization. The Board on behalf of Balanced Fund, including the Independent Trustees, unanimously approved the Reorganization and the Reorganization Agreement.

      Neither Funds' Board members are required to attend the meeting nor do they plan to attend the meeting.

      For the reasons discussed above, the Board, on behalf of Disciplined Allocation Fund, recommends that you vote FOR the Reorganization Agreement. If shareholders of Disciplined Allocation Fund do not approve the Reorganization Agreement, the Reorganization will not take place.

What should I know about Class A, Class B, Class C and Class N Shares of Balanced Fund?

      Upon consummation of the Reorganization, Class A, Class B, Class C and Class N shares of Balanced
Fund will be distributed to shareholders of Class A, Class B, Class C and Class N shares of Disciplined
Allocation Fund, respectively, in connection with the Reorganization. The shares of Balanced Fund will be recorded electronically in each shareholder's account. Balanced Fund will then send a confirmation to each shareholder. Shareholders of Disciplined Allocation Fund holding certificates representing their shares will not be required to surrender their certificates in connection with the reorganization. However, former shareholders of Disciplined Allocation Fund whose shares are represented by outstanding share certificates will not be allowed to redeem or exchange shares of Balanced Fund they receive in the Reorganization until the exchanged Disciplined Allocation Fund certificates have been returned to the Transfer Agent.

      Each share will be fully paid and non-assessable when issued, will have no preemptive or conversion rights and will be transferable on the books of Balanced Fund. Balanced Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. Neither Fund permits cumulative voting.

WHAT ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS?

      Both Disciplined Allocation Fund and Balanced Fund have certain additional investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Generally, these investment restrictions are similar between the Funds.  Please see the Statement of Additional Information for each Fund for descriptions of those investment restrictions.

OTHER COMPARISONS BETWEEN THE FUNDS

      The description of certain other key features of the Funds below is supplemented by Balanced Fund's
Prospectus and Statement of Additional Information, which are incorporated by reference.

Management of the Funds

      Each Fund is governed by the same Board of Trustees, which is responsible for protecting the interests of each Fund's shareholders under either Maryland law or Massachusetts law, as applicable, and other applicable laws.  For a listing of the Balanced Fund's Board of Trustees and biographical information, please refer to the Statement of Additional Information to this Prospectus and Proxy
Statement.

Investment Management and Fees

      The day-to-day management of the business and affairs of each Fund is the responsibility of the
Manager.  Pursuant to each Fund's investment advisory agreement, the Manager acts as the investment advisor for both Funds, manages the assets of both Funds and makes their respective investment decisions.  The
Manager employs the Funds' portfolio managers.  Christopher Leavy and Emmanuel Ferreira, supported by other members of the Manager's value portfolio team are primarily responsible for the day-to-day management of the equity portion of Disciplined Allocation Fund's investments. Angelo Manioudakis, supported by other members of the Manager's high grade fixed-income team are primarily responsible for the day-to-day management of the fixed-income portion of Disciplined Allocation Fund's investments. Christopher Leavy and
Emmanuel Ferreira, supported by other members of the Manager's value portfolio team are primarily responsible for the day-to-day management of the equity portion of Balanced Fund's investments. Angelo
Manioudakis, supported by other members of the Manager's high grade fixed-income team are primarily responsible for the day-to-day management of the fixed-income portion of Balanced Fund's investments.

      Both Funds obtain investment management services from the Manager according to the terms of management agreements that are substantially similar although Balanced Fund's management fee rates were higher than those of Disciplined Allocation Fund during the Funds' last completed fiscal year.  The chart below shows the current contractual management fee schedule for each of the Funds.  While Disciplined
Allocation Fund has a lower management fee than Balanced Fund, the total operating expenses for Balanced
Fund are lower than Disciplined Allocation Fund.

---------------------------------------------------------------
Disciplined Allocation Fund(1)   Balanced Fund(1)
---------------------------------------------------------------
---------------------------------------------------------------
0.625% of the first $300         0.75% of the first $200
million of average annual net    million of average annual
assets of the Fund, 0.500% of    net assets of the Fund,
the next $100 million, and       0.72% of the next $200
0.450% of average annual net     million, 0.69% of the next
assets in excess of $400         $200 million, 0.66% of the
million.                         next $200 million, 0.60% of
                                 the next $700 million, and
                                 0.58% of average annual net
                                 assets in excess of $1.5
                                 billion.
---------------------------------------------------------------
1. Based on average annual net assets of the respective Fund.

      The transfer agent will continue to waive a portion of its fee under a voluntary undertaking to
Balanced Fund to limit fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

      The advisory agreements require the Manager, at its expense, to provide the Funds with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

      Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

      Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate.

      The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior officers of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has been an investment advisor since January 1960. The Manager (including subsidiaries and an affiliate) managed more than $200 billion in assets as of December 31, 2005, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

Distribution Services

      OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the principal underwriter in a continuous public offering of shares of the Funds, but is not obligated to sell a specific number of shares.  Both Funds have adopted a Service Plan and Agreement under Rule 12b-1 of the Investment Company
Act for their Class A shares. The Service Plan provides for the reimbursement to the Distributor for a portion of its costs incurred in connection with the services provided to accounts that hold Class A shares of the respective Funds. Under the Class A Service Plans, reimbursement is made at a rate of up to 0.25% of average annual net assets of Class A shares of the respective Funds. The Distributor currently uses the fees it receives from the Funds to pay dealers, brokers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers that hold Class A shares of the respective Funds.

      Both Funds have adopted Distribution and Service Plans and Agreements under Rule 12b-1 of the
Investment Company Act for Class B, Class C and Class N shares. These plans compensate the Distributor for its services and costs in connection with the distribution of Class B, Class C and Class N shares and for servicing shareholder accounts. Under the plans, the Funds pay the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a periodic basis.

      The Manager and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from a Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by a Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the Manager or Distributor from their own resources are not reflected in the Pro Forma Fee Tables contained in this Prospectus and Proxy
 Statement because they are not paid by either Fund.

     "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to each Fund, or both, and receive compensation for doing so. Your securities dealer or financial adviser, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of each Fund's shares. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund "supermarkets,"
sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold fund shares, and insurance companies that offer variable annuity or variable life insurance products.

     In general, these payments to financial intermediaries can be categorized as "distribution-related" or
"servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of a Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of a Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or
Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings
(to the extent permitted by applicable laws or the rules of the NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the
Manager does not consider a financial intermediary's sale of shares of a Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of
Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

      The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your dealer may charge you fees or commissions in addition to those disclosed in this Prospectus and Proxy Statement. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Transfer Agency and Custody Services

      Both Funds receive shareholder accounting and other clerical services from OppenheimerFunds Services, a division of the Manager, in its capacity as transfer agent and dividend paying agent. It acts on an annual per-account fee basis for both Funds. The terms of the transfer agency agreement for both Funds, and of a voluntary undertaking to limit transfer agent fees (to 0.35% per fiscal year for each class of both
Funds) are substantially similar. Citibank, N.A., located at 388 Greenwich Street, New York, New York,
10013, and JP Morgan Chase Bank, located at 4 Chase Metro Tech Center, Brooklyn, NY 11245, respectively, act as custodian of the securities and other assets of Disciplined Allocation Fund and Balanced Fund, respectively.

Shareholder Rights

      Disciplined Allocation Fund is a series of Oppenheimer Series Fund, Inc. and is organized as a
Maryland corporation and Balanced Fund is organized as a Massachusetts business trust. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the Investment Company Act. Under the Investment Company Act, the Funds are
required to hold a shareholder meeting if, among other reasons, the numbers of Directors/Trustees elected by shareholders is less than a majority of the total number of Directors/Trustees, or if they seek to change a fundamental investment policy.  In addition, holders of at least 10% of Balanced Fund's outstanding shares or at least 25% of Disciplined Allocation Fund's outstanding shares may require their respective Funds to hold a shareholder meeting for the purpose of voting on the removal of any
Director/Trustee.

                                             VOTING INFORMATION

How do I vote?

      Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot(s) in the postage paid envelope provided.  You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  You may cast your vote by attending the Meeting in person if you are a record owner.

      If you need assistance, have any questions regarding the Proposal or need a replacement proxy ballot, you may contact us toll-free at 1-800-225-5677 (1-800-CALL-OPP).  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled
"Revoking a Proxy".

      If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement.

Telephone Voting

      Please have the proxy ballot in hand and call the number on the enclosed materials and follow the instructions.  After you provide your voting instructions, those instructions will be read back to you and you must confirm your voting instructions before ending the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

      As the Special Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm (if applicable) if their vote has not yet been received.
Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of Disciplined Allocation Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures discussed herein.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

      In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposal listed on the proxy ballot, and ask for the shareholder's instructions on such proposal.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.  For additional information, see also the section below titled
"Solicitation of Proxies".

Internet Voting

      You also may vote over the internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Who is entitled to vote and how are votes counted?

      Shareholders of record of Disciplined Allocation Fund at the close of business on January 20, 2006
(the "record date") will be entitled to vote at the Meeting. On January 20, 2006, there were [_________]
outstanding shares of Disciplined Allocation Fund, consisting of [_________] Class A shares, [_________]
Class B shares, [_________] Class C shares and [_________] Class N shares.  Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Disciplined
Allocation Fund held on the Record Date.

      The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.  You may direct the proxy holders to vote your shares on the proposal by checking the appropriate box "FOR" or "AGAINST", or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.

Quorum and Required Vote

The presence in person or by proxy of a majority of Disciplined Allocation Fund's shares outstanding and entitled to vote constitutes a quorum.  Shares whose proxies reflect an abstention on the proposal are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for the Proposal.  However, because of the need to obtain a vote of a majority of the shares outstanding and entitled to vote, abstentions will have the same effect as a vote "against" the Proposal.
In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote thereat have the power to adjourn the meeting from time to time without further notice.

      The affirmative vote of the holders of a majority of the shares of Disciplined Allocation Fund outstanding and entitled to vote is necessary to approve the Reorganization Agreement and the transactions contemplated thereby. Balanced Fund shareholders do not vote on the Reorganization.

       If a quorum is present but sufficient votes to approve the Proposal are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Fund's shareholders.

Solicitation of Proxies

      Broker-dealer firms, banks, custodians, nominees and other fiduciaries may be required to forward soliciting material to the beneficial owners of the shares of record on behalf of Disciplined Allocation
Fund and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Fund for their reasonable expenses incurred in connection with the proxy solicitation to the extent the Fund would have directly borne those expenses.

      In addition to solicitations by mail, solicitations may be conducted by telephone or email including by a proxy solicitation firm hired at Disciplined Allocation Fund's expense. If a proxy solicitation firm is hired, it is anticipated that the cost to Disciplined Allocation Fund of engaging a proxy solicitation firm would not exceed $7,500, plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes.
Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the
Fund, the Manager anticipates retaining Computershare Fund Services.  Any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Voting By Broker-Dealers

      Shares owned of record by broker-dealers for the benefit of their customers ("street account shares")
will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer does not have discretionary power ("broker non-vote") to vote such street account shares on the Proposal under applicable stock exchange rules.  This "broker non-vote" occurs when a proxy is received from a broker and the broker does not have discretionary authority to vote the shares on that matter.  Broker non-votes will not be counted as present nor entitled to vote for purposes of determining a quorum nor will they be counted as votes "for" or "against" the Proposal.  Beneficial owners of street account shares cannot vote at the meeting.  Only record owners may vote at the meeting.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans

      Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund's other shareholders have been timely received.

Revoking a Proxy

      You may revoke a previously granted proxy at any time before it is exercised by: (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and sending to the Fund a later-dated proxy, (3) telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Please be advised that the deadline for revoking your proxy by telephone or the internet is
3:00 p.m., Eastern Time, on the last business day before the Meeting.

What other matters will be voted upon at the Meeting?

      The Board of Directors of Disciplined Allocation Fund does not intend to bring any matters before the
Meeting other than those described in this Prospectus and Proxy Statement. Neither the Board nor the
Manager is aware of any other matters to be brought before the Meeting by others. Matters not known at the time of the solicitation may come before the Meeting.  The proxy as solicited confers discretionary authority with respect to such matters that might properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Shareholder Proposals

      The Funds are not required and do not intend to hold shareholder meetings on a regular basis.
Special meetings of shareholders may be called from time to time by either a Fund or the shareholders (for certain matters and under special conditions described in the Funds' Statements of Additional
Information).  Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting.  Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.  Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy
Statement.  A proposal submitted for inclusion in a Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

Shareholder Communications to the Board

      Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Directors/Trustees of the applicable Fund and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Director/Trustee, the shareholder should so indicate.
Reports to Shareholders and Financial Statements

      To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds' records.  The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expenses.

      If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1.800.647.7374.  You may also notify the transfer agent in writing at 6803
South Tucson Way, Centennial, Colorado 80112.  Individual copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

                    ADDITIONAL INFORMATION ABOUT DISCIPLINED ALLOCATION FUND AND BALANCED FUND

      Both Funds also file proxy materials, proxy voting reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934 and the
Investment Company Act. These materials can be inspected and copied at: the SEC's Public Reference Room in
Washington, D.C. (Phone: 1.202.942.8090) or the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address:
publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Pending Litigation

      A consolidated amended complaint has been filed as putative derivative and class actions against the
Manager, Distributor and Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the "funds")
including the Funds, 30 present and former Directors or Trustees and 8 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also,
like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law.  The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

       The defendants believe the claims asserted in these lawsuits to be without merit, and intend to defend the suits vigorously. The Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory or distribution agreements with the Funds.

Principal Shareholders

      As of January 31, 2006, the officers and Directors of Disciplined Allocation Fund as a group and of
Balanced Fund as a group, owned less than 1% of the outstanding voting shares of any class of their respective Fund. As of January 31, 2006, the only persons who owned of record or were known by Disciplined
Allocation Fund or Balanced Fund to own beneficially 5% or more of any class of the outstanding shares of that respective Fund are listed in Exhibit B.

      As of ____________, 2006, the Manager beneficially owned ____% of the Class A shares, which represents ____% of the outstanding voting securities of Disciplined Allocation Fund. For purposes of voting on the Reorganization, the Manager has undertaken to vote its shares of Disciplined Allocation Fund in the same proportion as the shares of other Fund shareholders are voted on such matter.

                                       EXHIBITS TO THE COMBINED PROXY
                                          STATEMENT AND PROSPECTUS

Exhibit

A  Agreement and Plan of Reorganization between Oppenheimer Disciplined Allocation Fund and Oppenheimer
   Balanced Fund

B  Principal Shareholders

                                                  A-12
                                                    A-1
                                                                                                   EXHIBIT A

                                    AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT AND PLAN OF REORGANIZATION  (the  "Agreement")  dated as of December 15, 2005 by and between
Oppenheimer Disciplined Allocation Fund, a series of Oppenheimer Series Fund, Inc. ("Disciplined  Allocation
Fund"), a Maryland  corporation and Oppenheimer  Balanced Fund ("Balanced  Fund"), a Massachusetts  business trust.

                                            W I T N E S S E T H:

      WHEREAS, the parties are each open-end investment companies of the management type; and

      WHEREAS, the parties hereto desire to provide for the reorganization  pursuant to Section 368(a)(1) of the Internal  Revenue Code of 1986,  as amended (the "Code"),  of  Disciplined  Allocation  Fund through the acquisition by Balanced Fund of substantially  all of the assets of Disciplined  Allocation Fund in exchange for the voting shares of beneficial  interest  ("shares") of Class A, Class B, Class C and Class N shares of
Balanced Fund and the assumption by Balanced Fund of certain  liabilities of  Disciplined  Allocation  Fund, which Class A, Class B, Class C and Class N shares of Balanced  Fund are to be  distributed  by  Disciplined
Allocation  Fund pro rata to its  shareholders  in complete  liquidation of Disciplined  Allocation Fund and complete cancellation of its shares;

      NOW, THEREFORE, in consideration of the mutual promises herein contained,  the parties hereto agree as follows:

   1.       The parties  hereto hereby adopt this  Agreement and Plan of  Reorganization  (the  "Agreement")
pursuant  to  Section  368(a)(1)  of the  Code as  follows:  The  reorganization  will be  comprised  of the acquisition by Balanced Fund of substantially  all of the assets of Disciplined  Allocation Fund in exchange for Class A, Class B, Class C and Class N shares of Balanced  Fund and the  assumption  by Balanced  Fund of certain  liabilities of Disciplined  Allocation Fund, followed by the distribution of such Class A, Class B,
Class C and Class N shares of  Balanced  Fund to the Class A, Class B, Class C and Class N  shareholders  of
Disciplined  Allocation  Fund in  exchange  for  their  Class A,  Class  B,  Class C and  Class N shares  of
Disciplined Allocation Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

      The share  transfer books of Disciplined  Allocation  Fund will be permanently  closed at the close of business on the Valuation Date (as  hereinafter  defined) and only  redemption  requests  received in proper form on or prior to the  close  of  business  on the  Valuation  Date  shall  be  fulfilled  by  Disciplined
Allocation  Fund;  redemption  requests  received by  Disciplined  Allocation  Fund after that date shall be treated as requests for the redemption of the shares of Balanced Fund to be  distributed to the  shareholder in question as provided in Section 5 hereof.

   2. On the Closing Date (as  hereinafter  defined),  all of the assets of Disciplined  Allocation  Fund on that date,  excluding a cash reserve  (the "cash  reserve") to be retained by  Disciplined  Allocation  Fund sufficient in its discretion for the payment of the expenses of Disciplined  Allocation  Fund's  dissolution and its  liabilities,  but not in excess of the amount  contemplated  by Section 10E,  shall be delivered as provided in Section 8 to Balanced Fund, in exchange for and against delivery to Disciplined  Allocation Fund on the Closing Date of a number of Class A, Class B, Class C and Class N shares of Balanced Fund,  having an aggregate net asset value equal to the value of the assets of  Disciplined  Allocation  Fund so  transferred and delivered.

   3. The net asset value of Class A, Class B, Class C and Class N shares of Balanced  Fund and the value of the assets of  Disciplined  Allocation  Fund to be  transferred  shall in each case be  determined as of the close of business of The New York Stock  Exchange on the Valuation  Date.  The  computation of the net asset value of the Class A, Class B, Class C and Class N shares of  Balanced  Fund and the Class A, Class B, Class
C and Class N shares of  Disciplined  Allocation  Fund shall be done in the manner used by Balanced Fund and
Disciplined  Allocation  Fund,  respectively,  in the  computation  of such net asset value per share as set forth in their  respective  prospectuses.  The methods used by Balanced  Fund in such  computation  shall be applied to the valuation of the assets of Disciplined Allocation Fund to be transferred to Balanced Fund.

      Disciplined  Allocation  Fund shall  declare  and pay,  immediately  prior to the  Valuation  Date,  a dividend  or  dividends  which,  together  with all  previous  such  dividends,  shall  have the  effect  of distributing to Disciplined  Allocation Fund's shareholders all of Disciplined  Allocation Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed  without regard to any dividends  paid) and all of its net capital  gain, if any,  realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

   4. The closing (the "Closing") shall be at the offices of  OppenheimerFunds,  Inc. (the "Agent"),  6803 S
Tucson Way,  Centennial,  CO 80112,  on such time or such other place as the  parties  may  designate  or as provided below (the "Closing  Date").  The business day preceding the Closing Date is herein  referred to as the "Valuation Date."

      In the event that on the Valuation Date either party has,  pursuant to the  Investment  Company Act of
1940, as amended (the "Act"), or any rule,  regulation or order thereunder,  suspended the redemption of its shares or postponed  payment  therefore,  the Closing Date shall be postponed  until the first  business day after the date when both parties have ceased such suspension or  postponement;  provided,  however,  that if such  suspension  shall continue for a period of 60 days beyond the Valuation  Date, then the other party to the  Agreement  shall be permitted to terminate  the  Agreement  without  liability to either party for such termination.

   5. In conjunction with the Closing,  Disciplined  Allocation Fund shall distribute on a pro rata basis to the  shareholders  of  Disciplined  Allocation  Fund as of the Valuation  Date Class A, Class B, Class C and
Class N shares of Balanced Fund received by Disciplined  Allocation Fund on the Closing Date in exchange for the assets of Disciplined  Allocation Fund in complete  liquidation of Disciplined  Allocation Fund; for the purpose of the  distribution by Disciplined  Allocation Fund of Class A, Class B, Class C and Class N shares of Balanced Fund to  Disciplined  Allocation  Fund's  shareholders,  Balanced  Fund will promptly  cause its transfer  agent to:  (a)  credit an  appropriate  number of Class A,  Class B, Class C and Class N shares of
Balanced  Fund on the books of Balanced  Fund to each Class A, Class B, Class C and Class N  shareholder  of
Disciplined  Allocation Fund in accordance with a list (the  "Shareholder  List") of Disciplined  Allocation
Fund shareholders received from Disciplined  Allocation Fund; and (b) confirm an appropriate number of Class
A,  Class B,  Class C and Class N shares of  Balanced  Fund to each  Class A,  Class B,  Class C and Class N shareholder of Disciplined Allocation Fund.

      The Shareholder  List shall indicate,  as of the close of business on the Valuation Date, the name and address  of  each  shareholder  of  Disciplined  Allocation  Fund,  indicating  his  or her  share  balance.
Disciplined  Allocation  Fund  agrees to supply the  Shareholder  List to  Balanced  Fund not later than the
Closing Date.  Shareholders of Disciplined  Allocation Fund holding  certificates  representing their shares shall not be required to surrender  their  certificates  to anyone in  connection  with the  reorganization.
After the Closing Date,  however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Balanced Fund which they received.

   6. Within one year  after the  Closing  Date,  Disciplined  Allocation  Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes,  and (b) either (i) transfer any remaining amount of the cash  reserve to  Balanced  Fund,  if such  remaining  amount (as  reduced by the  estimated  cost of distributing  it to  shareholders)  is not material (as defined  below) or (ii)  distribute  such  remaining amount to the  shareholders of Disciplined  Allocation  Fund on the Valuation  Date.  Such remaining  amount shall be deemed to be material if the amount to be distributed,  after  deduction of the estimated  expenses of the distribution,  equals or exceeds one cent per share of Disciplined Allocation Fund outstanding on the
Valuation Date.

   7. Prior to the Closing  Date,  there shall be  coordination  between the parties as to their  respective portfolios  so that,  after the Closing,  Balanced  Fund will be in  compliance  with all of its  investment policies and restrictions.  At the Closing,  Disciplined  Allocation Fund shall deliver to Balanced Fund two copies of a list setting forth the securities  then owned by  Disciplined  Allocation  Fund.  Promptly after the Closing,  Disciplined  Allocation  Fund shall provide  Balanced Fund a list setting forth the respective federal income tax bases thereof.

   8. Portfolio  securities or written evidence  acceptable to Balanced Fund of record ownership  thereof by
The  Depository  Trust  Company or through the Federal  Reserve  Book Entry  System or any other  depository approved  by  Disciplined  Allocation  Fund  pursuant  to Rule 17f-4 and Rule  17f-5  under the Act shall be endorsed and  delivered,  or transferred by  appropriate  transfer or assignment  documents,  by Disciplined
Allocation Fund on the Closing Date to Balanced Fund, or at its direction,  to its custodian bank, in proper form for transfer in such condition as to constitute good delivery  thereof in accordance with the custom of brokers and shall be accompanied by all necessary  state transfer  stamps,  if any. The cash delivered shall be in the form of certified or bank cashiers'  checks or by bank wire or intra-bank  transfer payable to the order of Balanced  Fund for the account of  Balanced  Fund.  Class A, Class B, Class C and Class N shares of
Balanced  Fund  representing  the number of Class A, Class B,  Class C and Class N shares of  Balanced  Fund being delivered  against the assets of Disciplined  Allocation  Fund,  registered in the name of Disciplined
Allocation  Fund,  shall be  transferred  to Disciplined  Allocation  Fund on the Closing Date.  Such shares shall  thereupon  be assigned  by  Disciplined  Allocation  Fund to its  shareholders  so that the shares of
Balanced Fund may be distributed as provided in Section 5.

      If, at the Closing Date,  Disciplined  Allocation Fund is unable to make delivery under this Section 8 to Balanced  Fund of any of its  portfolio  securities  or cash for the reason  that any of such  securities purchased by Disciplined  Allocation Fund, or the cash proceeds of a sale of portfolio securities,  prior to the Closing Date have not yet been  delivered to it or Disciplined  Allocation  Fund's  custodian,  then the delivery  requirements of this Section 8 with respect to said undelivered  securities or cash will be waived and  Disciplined  Allocation  Fund will  deliver to Balanced  Fund by or on the Closing Date with respect to said  undelivered  securities or cash executed  copies of an agreement or agreements of assignment in a form reasonably  satisfactory to Balanced Fund,  together with such other documents,  including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Balanced Fund.

   9. Balanced Fund shall not assume the liabilities (except for portfolio  securities  purchased which have not settled and for shareholder  redemption and dividend checks outstanding) of Disciplined Allocation Fund, but  Disciplined  Allocation  Fund  will,  nevertheless,  use  its  best  efforts  to  discharge  all  known liabilities,  so far as may be  possible,  prior to the Closing  Date.  The cost of printing and mailing the proxies and proxy statements will be borne by Disciplined  Allocation Fund.  Disciplined Allocation Fund and
Balanced  Fund  will  share  equally  in the  cost of the  tax  opinion.  Any  documents  such  as  existing prospectuses  or annual  reports  that are  included in that  mailing will be a cost of the Fund issuing the document.  Any other  out-of-pocket  expenses of Balanced Fund and  Disciplined  Allocation  Fund associated with this  reorganization,  including  legal,  accounting  and  transfer  agent  expenses,  will be borne by
Disciplined Allocation Fund and Balanced Fund, respectively, in the amounts so incurred by each.

  10. The obligations of Balanced Fund hereunder shall be subject to the following conditions:

      A.    The Board of Directors of  Disciplined  Allocation  Fund shall have  authorized the execution of the Agreement,  and the  shareholders  of Disciplined  Allocation Fund shall have approved the Agreement and the transactions  contemplated hereby, and Disciplined Allocation Fund shall have furnished to Balanced Fund copies of  resolutions to that effect  certified by the Secretary or the Assistant  Secretary of Disciplined
Allocation Fund; such shareholder  approval shall have been by the affirmative vote required by the Maryland
Law and its charter  documents at a meeting for which proxies have been solicited by the Proxy Statement and
Prospectus (as hereinafter defined).

      B.    Balanced  Fund shall have  received  an opinion  dated as of the  Closing  Date from  counsel to
Disciplined  Allocation  Fund, to the effect that (i)  Disciplined  Allocation  Fund is a  corporation  duly organized,  validly  existing  and in good  standing  under  the laws of the  State of  Maryland  with  full corporate  powers to carry on its  business  as then  being  conducted  and to enter  into and  perform  the
Agreement; and (ii) that all action necessary to make the Agreement,  according to its terms, valid, binding and enforceable on Disciplined  Allocation Fund and to authorize  effectively the transactions  contemplated by the Agreement have been taken by Disciplined  Allocation  Fund.  Maryland  counsel may be relied upon for this opinion.

C. The  representations  and warranties of Disciplined  Allocation  Fund contained  herein shall be true and correct at and as of the Closing Date,  and Balanced Fund shall have been  furnished  with a certificate  of the  President,  or a Vice  President,  or the Secretary or the Assistant  Secretary or the Treasurer or the
Assistant Treasurer of Disciplined Allocation Fund, dated as of the Closing Date, to that effect.

D. On the Closing Date,  Disciplined  Allocation Fund shall have furnished to Balanced Fund a certificate of the Treasurer or Assistant  Treasurer of  Disciplined  Allocation  Fund as to the amount of the capital loss carry-over and net unrealized  appreciation or depreciation,  if any, with respect to Disciplined Allocation
Fund as of the Closing Date.

      E.    The cash  reserve  shall not exceed 10% of the value of the net assets,  nor 30% in value of the gross assets, of Disciplined Allocation Fund at the close of business on the Valuation Date.

F. A  Registration  Statement  on Form N-14 filed by  Balanced  Fund under the  Securities  Act of 1933,  as amended (the "1933 Act"),  containing a preliminary  form of the Proxy Statement and Prospectus,  shall have become effective under the 1933 Act.

      G.    On the Closing Date,  Balanced Fund shall have received a letter from a senior executive officer of  OppenheimerFunds,  Inc.  acceptable  to  Balanced  Fund,  stating  that  nothing  has come to his or her attention  which in his or her judgment  would indicate that as of the Closing Date there were any material, actual or contingent  liabilities of Disciplined  Allocation Fund arising out of litigation  brought against
Disciplined  Allocation  Fund or  claims  asserted  against  it,  or  pending  or to the  best of his or her knowledge  threatened  claims or  litigation  not  reflected  in or apparent  from the most  recent  audited financial  statements and footnotes thereto of Disciplined  Allocation Fund delivered to Balanced Fund. Such letter may also include such  additional  statements  relating to the scope of the review  conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

      H.    Balanced  Fund shall have  received an  opinion,  dated as of the  Closing  Date,  of Deloitte &
Touche LLP, to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

I. Balanced Fund shall have received at the Closing all of the assets of Disciplined  Allocation  Fund to be conveyed  hereunder,  which assets shall be free and clear of all liens,  encumbrances,  security interests, restrictions and limitations whatsoever.

  11. The obligations of Disciplined Allocation Fund hereunder shall be subject to the following conditions:

      A.    The Board of Trustees of Balanced Fund shall have  authorized  the  execution of the  Agreement, and the transactions  contemplated thereby, and Balanced Fund shall have furnished to Disciplined Allocation
Fund copies of resolutions to that effect certified by the Secretary or the Assistant  Secretary of Balanced
Fund.

      B.    Disciplined   Allocation  Fund's   shareholders  shall  have  approved  the  Agreement  and  the transactions  contemplated  hereby,  by an  affirmative  vote  required by the  Maryland Law and its charter documents and Disciplined  Allocation Fund shall have furnished  Balanced Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Disciplined Allocation Fund.

      C.    Disciplined  Allocation  Fund shall have  received an opinion  dated as of the Closing Date from counsel to Balanced Fund, to the effect that (i) Balanced Fund is a business trust duly  organized,  validly existing and in good standing under the laws of the Commonwealth of Massachusetts  with full powers to carry on its  business  as then being  conducted  and to enter into and perform  the  Agreement;  (ii) all actions necessary to make the Agreement,  according to its terms, valid,  binding and enforceable upon Balanced Fund and to authorize  effectively  the  transactions  contemplated  by the Agreement have been taken by Balanced
Fund, and (iii) the shares of Balanced Fund to be issued  hereunder are duly authorized and when issued will be validly  issued,  fully-paid  and  non-assessable,  except as set forth  under  "Shareholder  and Trustee
Liability" in Balanced Fund's Statement of Additional Information.  Massachusetts counsel may be relied upon for this opinion.

      D.    The  representations  and warranties of Balanced Fund contained herein shall be true and correct at and as of the Closing Date, and Disciplined  Allocation Fund shall have been furnished with a certificate of the  President,  a Vice  President or the  Secretary or the  Assistant  Secretary or the Treasurer or the
Assistant Treasurer of the Trust to that effect dated as of the Closing Date.

      E.    Disciplined  Allocation  Fund shall  have  received  an opinion of  Deloitte & Touche LLP to the effect that the federal tax  consequences of the  transaction,  if carried out in the manner outlined in the
Agreement and in accordance with (i) Disciplined  Allocation Fund's  representation that there is no plan or intention by any  Disciplined  Allocation  Fund  shareholder  who owns 5% or more of Disciplined  Allocation
Fund's  outstanding  shares,  and, to  Disciplined  Allocation  Fund's best  knowledge,  there is no plan or intention on the part of the remaining Disciplined  Allocation Fund shareholders,  to redeem, sell, exchange or  otherwise  dispose of a number of Balanced  Fund shares  received in the  transaction  that would reduce
Disciplined  Allocation Fund shareholders'  ownership of Balanced Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding  Disciplined
Allocation Fund shares as of the same date, and (ii) the  representation  by each of Disciplined  Allocation
Fund and Balanced  Fund that,  as of the Closing Date,  Disciplined  Allocation  Fund and Balanced Fund will qualify as regulated investment companies or will meet the diversification test of Section  368(a)(2)(F)(ii)
of the Code, will be as follows:

a. The  transactions  contemplated by the Agreement will qualify as a tax-free  "reorganization"  within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

b. Disciplined  Allocation Fund and Balanced Fund will each qualify as a "party to a reorganization"  within the meaning of Section 368(b)(2) of the Code.

c. No gain or  loss  will be  recognized  by the  shareholders  of  Disciplined  Allocation  Fund  upon  the distribution of Class A, Class B, Class C and Class N shares of beneficial  interest in Balanced Fund to the shareholders of Disciplined Allocation Fund pursuant to Section 354 of the Code.

d. Under Section  361(a) of the Code no gain or loss will be recognized by  Disciplined  Allocation  Fund by reason of the transfer of  substantially  all its assets in exchange for Class A, Class B, Class C and Class
N shares of Balanced Fund.

e. Under  Section  1032 of the Code no gain or loss will be  recognized  by  Balanced  Fund by reason of the transfer of  substantially  all of  Disciplined  Allocation  Fund's assets in exchange for Class A, Class B,
Class C and Class N shares of  Balanced  Fund and  Balanced  Fund's  assumption  of certain  liabilities  of
Disciplined Allocation Fund.

f. The  shareholders of Disciplined  Allocation Fund will have the same tax basis and holding period for the
Class A, Class B, Class C and Class N shares of  beneficial  interest in Balanced  Fund that they receive as they had for Disciplined  Allocation Fund shares that they previously  held,  pursuant to Section 358(a) and
1223(1), respectively, of the Code.

g. The securities  transferred by Disciplined  Allocation Fund to Balanced Fund will have the same tax basis and holding period in the hands of Balanced Fund as they had for Disciplined  Allocation  Fund,  pursuant to
Section 362(b) and 1223(1), respectively, of the Code.

      F.    The cash  reserve  shall not exceed 10% of the value of the net assets,  nor 30% in value of the gross assets, of Disciplined Allocation Fund at the close of business on the Valuation Date.

      G.    A  Registration  Statement on Form N-14 filed by Balanced Fund under the 1933 Act,  containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

      H.    On the Closing  Date,  Disciplined  Allocation  Fund shall have  received a letter from a senior executive officer of OppenheimerFunds,  Inc. acceptable to Disciplined Allocation Fund, stating that nothing has come to his or her  attention  which in his or her judgment  would  indicate that as of the Closing Date there were any  material,  actual or  contingent  liabilities  of Balanced  Fund  arising out of  litigation brought  against  Balanced  Fund or claims  asserted  against  it, or pending  or, to the best of his or her knowledge,  threatened  claims or  litigation  not  reflected  in or  apparent  by the most  recent  audited financial  statements and footnotes thereto of Balanced Fund delivered to Disciplined  Allocation Fund. Such letter may also include such  additional  statements  relating to the scope of the review  conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

I. Disciplined  Allocation  Fund  shall  acknowledge  receipt  of the Class A,  Class B, Class C and Class N shares of Balanced Fund.

  12. Disciplined Allocation Fund hereby represents and warrants that:

A. The audited  financial  statements  of  Disciplined  Allocation  Fund as of October  31, 2005  heretofore furnished to Balanced Fund,  present fairly the financial  position,  results of operations,  and changes in net assets of Disciplined  Allocation Fund as of that date, in conformity with generally accepted accounting principles  applied on a basis  consistent  with the preceding  year; and that from October 31, 2005 through the date hereof there have not been,  and through the Closing  Date there will not be, any material  adverse change in the  business or  financial  condition  of  Disciplined  Allocation  Fund,  it being agreed that a decrease  in the size of  Disciplined  Allocation  Fund due to a  diminution  in the value of its  portfolio and/or redemption of its shares shall not be considered a material adverse change;

B. Contingent  upon approval of the  Agreement  and the  transactions  contemplated  thereby by  Disciplined
Allocation Fund's shareholders,  Disciplined  Allocation Fund has authority to transfer all of the assets of
Disciplined  Allocation Fund to be conveyed  hereunder free and clear of all liens,  encumbrances,  security interests, restrictions and limitations whatsoever;

C. The Prospectus,  as amended and supplemented,  contained in Disciplined  Allocation  Fund's  Registration
Statement under the 1933 Act, as amended,  is true,  correct and complete,  conforms to the  requirements of the 1933 Act and does not contain any untrue  statement of a material  fact or omit to state a material fact required to be stated therein or necessary to make the statements  therein not misleading.  The Registration
Statement,  as  amended,  was,  as of the date of the  filing of the last  Post-Effective  Amendment,  true, correct  and  complete,  conformed  to the  requirements  of the 1933  Act and did not  contain  any  untrue statement of a material fact or omit to state a material fact required to be stated  therein or necessary to make the statements therein not misleading;

D. There is no material  contingent  liability of Disciplined  Allocation  Fund and no material claim and no material legal,  administrative or other proceedings pending or, to the knowledge of Disciplined  Allocation
Fund, threatened against Disciplined Allocation Fund, not reflected in such Prospectus;

E. Except for the Agreement,  there are no material  contracts  outstanding to which Disciplined  Allocation
Fund is a party other than those ordinary in the conduct of its business;

F. Disciplined  Allocation  Fund is one of two investment  portfolios,  or "series," of  Oppenheimer  Series
Fund, Inc., an open-end  management  investment company organized as a Maryland  corporation duly organized, validly  existing  and in good  standing  under the laws of the State of  Maryland;  has all  necessary  and material  Federal  and state  authorizations  to own all of its assets and to carry on its  business  as now being  conducted;  and is duly  registered  under the Act and such  registration  has not been  rescinded or revoked and is in full force and effect;

G. All Federal and other tax returns and reports of Disciplined  Allocation Fund required by law to be filed have been filed,  and all federal  and other taxes shown due on said  returns and reports  have been paid or provision  shall have been made for the payment  thereof  and to the best of the  knowledge  of  Disciplined
Allocation  Fund no such return is currently under audit and no assessment has been asserted with respect to such returns; and

H. Disciplined  Allocation Fund has elected that the Fund be treated as a regulated  investment company and, for each fiscal year of its operations,  Disciplined  Allocation Fund has met the requirements of Subchapter
M of the Code for qualification and treatment as a regulated  investment company and Disciplined  Allocation
Fund intends to meet such requirements with respect to its current taxable year.

13. Balanced Fund hereby represents and warrants that:

A. The audited  financial  statements  of Balanced  Fund as of September  30, 2005  heretofore  furnished to
Disciplined  Allocation Fund, present fairly the financial position,  results of operations,  and changes in net assets of Balanced Fund, as of that date, in conformity with generally  accepted  accounting  principles applied on a basis  consistent  with the preceding  year;  and that from September 30, 2005 through the date hereof there have not been, and through the Closing Date there will not be, any material  adverse changes in the business or financial  condition of Balanced  Fund, it being  understood  that a decrease in the size of
Balanced Fund due to a diminution in the value of its  portfolio  and/or  redemption of its shares shall not be considered a material or adverse change;

B. The Prospectus,  as amended and supplemented,  contained in Balanced Fund's Registration  Statement under the 1933 Act, is true,  correct and  complete,  conforms  to the  requirements  of the 1933 Act and does not contain  any untrue  statement  of a material  fact or omit to state a material  fact  required to be stated
therein or  necessary  to make the  statements  therein  not  misleading.  The  Registration  Statement,  as amended,  was,  as of the date of the  filing  of the  last  Post-Effective  Amendment,  true,  correct  and complete,  conformed  to the  requirements  of the 1933 Act and did not  contain any untrue  statement  of a material  fact or omit to state a material  fact  required  to be stated  therein or  necessary  to make the statements therein not misleading;

C. Except for this  Agreement,  there is no material  contingent  liability of Balanced Fund and no material claim and no material legal,  administrative or other  proceedings  pending or, to the knowledge of Balanced
Fund, threatened against Balanced Fund, not reflected in such Prospectus;

D. Except for this Agreement,  there are no material contracts outstanding to which Balanced Fund is a party other than those ordinary in the conduct of its business;

E. Balanced Fund is a business trust duly  organized,  validly  existing and in good standing under the laws of the  Commonwealth  of  Massachusetts;  Balanced  Fund has all  necessary  and material  Federal and state authorizations  to own all its  properties  and assets and to carry on its business as now being  conducted;
the Class A, Class B, Class C and Class N shares of Balanced Fund which it issues to Disciplined  Allocation
Fund pursuant to the Agreement will be duly  authorized,  validly  issued,  fully-paid  and  non-assessable, except as set forth under  "Shareholder  & Trustee  Liability"  in Balanced  Fund's  Statement of Additional
Information,  will conform to the description  thereof contained in Balanced Fund's  Registration  Statement and will be duly  registered  under the 1933 Act and in the  states  where  registration  is  required;  and
Balanced Fund is duly registered  under the Act and such  registration has not been revoked or rescinded and is in full force and effect;

F. All federal and other tax  returns  and  reports of Balanced  Fund  required by law to be filed have been filed,  and all federal and other taxes shown due on said  returns and reports  have been paid or  provision shall have been made for the payment  thereof and to the best of the  knowledge  of Balanced  Fund,  no such return is currently  under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Balanced  Fund ended  December 31, 2004 have not been filed,  such  returns will be filed when  required and the amount of tax shown as due thereon  shall be paid when due;

      G.    Balanced Fund has elected to be treated as a regulated  investment  company and, for each fiscal year of its operations,  the Fund has met the requirements of Subchapter M of the Code for qualification and treatment  as a regulated  investment  company and  Balanced  Fund  intends to meet such  requirements  with respect to its current taxable year;

      H.    Balanced  Fund has no plan or  intention  (i) to  dispose of any of the  assets  transferred  by
Disciplined  Allocation Fund, other than in the ordinary course of business,  or (ii) to redeem or reacquire any of the Class A,  Class B,  Class C and  Class N shares  issued by it in the  reorganization  other  than pursuant to valid requests of shareholders; and

      I.    After consummation of the transactions  contemplated by the Agreement,  Balanced Fund intends to operate its business in a substantially unchanged manner.

  14. Each  party  hereby  represents  to the other that no broker or finder  has been  employed  by it with respect to the Agreement or the transactions  contemplated  hereby.  Each party also represents and warrants to the other that the  information  concerning it in the Prospectus and Proxy  Statement and Prospectus will not as of its date  contain any untrue  statement  of a material  fact or omit to state a fact  necessary to make the statements  concerning it therein not misleading  and that the financial  statements  concerning it will present the  information  shown fairly in accordance  with  generally  accepted  accounting  principles applied on a basis  consistent  with the  preceding  year.  Each party also  represents  and warrants to the other that the  Agreement  is valid,  binding  and  enforceable  in  accordance  with its terms and that the execution,  delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract,  agreement,  judgment, decree or order to which it is subject or to which it is a party.  Balanced  Fund  hereby  represents  to and  covenants  with  Disciplined
Allocation Fund that, if the reorganization becomes effective,  Balanced Fund will treat each shareholder of
Disciplined  Allocation Fund who received any of Balanced Fund's shares as a result of the reorganization as having made the minimum  initial  purchase of shares of Balanced Fund received by such  shareholder  for the purpose of making additional  investments in shares of Balanced Fund,  regardless of the value of the shares of Balanced Fund received.

  15. Balanced  Fund agrees that it will  prepare and file a  Registration  Statement on Form N-14 under the
1933 Act which shall contain a preliminary  form of proxy statement and prospectus  contemplated by Rule 145 under the 1933 Act. The final form of such proxy  statement  and  prospectus is referred to in the Agreement as the "Proxy  Statement and  Prospectus."  Each party agrees that it will use its best efforts to have such
Registration  Statement declared effective and to supply such information concerning itself for inclusion in the Proxy  Statement  and  Prospectus  as may be  necessary or  desirable  in this  connection.  Disciplined
Allocation  Fund  covenants and agrees to liquidate  under the laws of the State of Maryland,  following the
Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

  16.  The  obligations  of the  parties  shall be  subject  to the right of  either  party to  abandon  and terminate  the  Agreement  for any reason and there  shall be no  liability  for  damages or other  recourse available to a party not so terminating this Agreement,  provided,  however,  that in the event that a party shall  terminate this Agreement  without  reasonable  cause,  the party so terminating  shall,  upon demand, reimburse the party not so terminating for all expenses,  including  reasonable  out-of-pocket  expenses and fees incurred in connection with this Agreement.

  17. The Agreement may be executed in several counterparts,  each of which shall be deemed an original, but all taken together shall  constitute  one  Agreement.  The rights and  obligations of each party pursuant to the Agreement shall not be assignable.

  18. All prior or  contemporaneous  agreements and  representations  are merged into the  Agreement,  which constitutes the entire contract  between the parties  hereto.  No amendment or modification  hereof shall be of any force and effect  unless in writing  and signed by the  parties  and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

  19. Balanced Fund understands that the obligations of Disciplined  Allocation Fund under the Agreement are not binding upon any Director or  shareholder  of  Disciplined  Allocation  Fund  personally,  but bind only
Disciplined Allocation Fund and Disciplined Allocation Fund's property.

  20. Disciplined  Allocation Fund understands that the obligations of Balanced Fund under the Agreement are not binding upon any director or  shareholder of Balanced Fund  personally,  but bind only Balanced Fund and
Balanced  Fund's  property.  Disciplined  Allocation Fund represents that it has notice of the provisions of the  Declaration  of Trust of  Balanced  Fund  disclaiming  shareholder  and trustee  liability  for acts or obligations of Balanced Fund.

      IN WITNESS  WHEREOF,  each of the parties has caused the  Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

                              OPPENHEIMER SERIES FUND, INC.,      on behalf of its series OPPENHEIMER
                                DISCIPLINED ALLOCATION FUND

                              By:   ______________________
                                    Robert G. Zack
                                    Secretary

                              OPPENHEIMER BALANCED FUND

                              By:   ______________________
                                    Robert G. Zack
                                    Secretary

                                                    B-1
                                                                                                   EXHIBIT B

                                           PRINCIPAL SHAREHOLDERS

      Principal Shareholders of Disciplined Allocation Fund. As of January 31, 2006, the only persons who owned of record or were known by Disciplined Allocation Fund to own beneficially 5% or more of any class of the outstanding shares of Disciplined Allocation Fund were:

                                         TO BE FILED BY AMENDMENT

      Principal Shareholders of Balanced Fund. As of January 31, 2006, the only persons who owned of record or were known by Balanced Fund to own beneficially 5% or more of any class of the outstanding shares of
Balanced Fund were:

                                          TO BE FILED BY AMENDMENT

              Appendix to Combined Prospectus and Proxy Statement of Oppenheimer Balanced Fund

      Graphic material included under the heading "How have the Funds performed?":

A bar chart will be included in the combined Prospectus and Proxy Statement, depicting the annual total return of a hypothetical investment in Class A shares of Balanced Fund for each of the ten most recent calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart.

--------------------------------------------------------------------------------
          Calendar Year Ended:                 Oppenheimer Balanced Fund
                                                  Annual Total Returns
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/96                                 17.23%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/97                                 17.77%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/98                                 7.05%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/99                                 10.60%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/00                                 6.57%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/01                                 1.68%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/02                                -10.60%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/03                                 23.91%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/04                                 9.67%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/05                                 3.59%
--------------------------------------------------------------------------------

A bar chart will be included in the combined  Prospectus  and Proxy  Statement,  depicting  the annual total returns of a hypothetical  investment in Class A shares of Disciplined  Allocation  Fund for each of the ten most calendar years,  without deducting sales charges.  Set forth below is the relevant data point that will appear on the bar chart.

--------------------------------------------------------------------------------
          Calendar Year Ended:             Oppenheimer Disciplined Allocation
                                                          Fund
                                                  Annual Total Returns
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/96                                 9.59%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/97                                 17.90%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/98                                 10.85%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/99                                 -1.78%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/00                                 5.27%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/01                                 -5.96%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/02                                 -9.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/03                                 18.89%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/04                                 8.58%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/05                                 2.58%
--------------------------------------------------------------------------------

                                    STATEMENT OF ADDITIONAL INFORMATION
                                     TO PROSPECTUS AND PROXY STATEMENT
                                                     OF
                                         OPPENHEIMER BALANCED FUND

                                                   PART B

                                        Acquisition of the Assets of
                                  OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                      By and in exchange for Shares of
                                         OPPENHEIMER BALANCED FUND

      This Statement of Additional Information to this Prospectus and Proxy Statement (the "SAI") relates specifically to the proposed delivery of substantially all of the assets of Oppenheimer Disciplined
Allocation Fund ("Disciplined Allocation Fund") for Class A, Class B, Class C and Class N shares of
Oppenheimer Balanced Fund ("Balanced Fund") (the "Reorganization").

      This SAI consists of this Cover Page and the following documents which are incorporated into this SAI by reference: (i) the Statement of Additional Information of Disciplined Allocation Fund dated February 28,
2005 revised December 6, 2005; (ii) the Statement of Additional Information of Balanced Fund dated January
27, 2006, which includes audited financial statements of Balanced Fund for the 12-month period ended
September 30, 2005; (iii) the annual report of Disciplined Allocation Fund which includes audited financial statements of Disciplined Allocation Fund for the 12-month period ended October 31, 2005.

      This SAI also includes the pro forma financial statements for the Surviving Balanced Fund for the
12-month period ended December 31, 2005.

      This SAI is not a Prospectus; you should read this SAI in conjunction with the combined Prospectus and Proxy Statement dated March 1, 2006, relating to the Reorganization. You can request a copy of the
Prospectus and Proxy Statement by calling 1.800.647.1963 or by writing OppenheimerFunds Services at P.O.
Box 5270, Denver, Colorado 80217. The date of this SAI is March 1, 2006.
Proforma Combining Statement of Investments December 31, 00 (Unaudited Oppenheimer Balanced Fund and Oppenheimer Disciplined Allocation Fund Oppenheimer Oppenheimer Oppenheimer Oppenheimer Balanced Disciplined Combined Balanced Disciplined Combined Allocation Allocation Bond Fund Fund ProForma Bond Fund Fund ProForma Shares Shares Shares Value Value Value -------------------------------------------------------------------------------------------------------------------------- Common Stocks--51.0% -------------------------------------------------------------------------------------------------------------------------- Consumer Discretionary--6.2% -------------------------------------------------------------------------------------------------------------------------- Diversified Consumer Services--0.2% Corinthian Colleges, Inc. 1 182,505 29,000 211,505 $2,149,909 $341,620 $2,491,529 -------------------------------------------------------------------------------------------------------------------------- Household Durables--0.3% WCI Communities, Inc. 1 97,400 19,000 116,400 2,615,190 510,150 3,125,340 ---------- ---------- ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Media--5.5% Liberty Global, Inc., Series A 591,194 108,331 699,525 13,301,865 2,437,448 15,739,313 -------------------------------------------------------------------------------------------------------------------------- Liberty Global, Inc., Series C 1 591,194 108,331 699,525 12,533,313 2,296,617 14,829,930 -------------------------------------------------------------------------------------------------------------------------- Liberty Media Corp., Cl. A 1 2,290,700 407,700 2,698,400 18,027,809 3,208,599 21,236,408 -------------------------------------------------------------------------------------------------------------------------- Viacom, Inc., Cl. B 195,900 0 195,900 6,386,340 0 6,386,340 ----------------------------------- 50,249,327 7,942,664 58,191,991 -------------------------------------------------------------------------------------------------------------------------- Specialty Retail--0.2% Gap, Inc. (The) 118,800 0 118,800 2,095,632 0 2,095,632 -------------------------------------------------------------------------------------------------------------------------- Consumer Staples--4.0% -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------- Beverages--0.9% Constellation Brands, Inc., Cl. A 1 329,100 39,400 368,500 8,632,293 1,033,462 9,665,755 ---------- ---------- ---------- ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Food Products--0.6% Tyson Foods, Inc., Cl. A 328,900 0 328,900 5,624,190 0 5,624,190 ---------- ---------- ---------- ------------ -------------------------------------------------------------------------------------------------------------- Food & Staples Retailing--0.1% Wal-Mart Stores, Inc. 0 20,200 20,200 0 945,360 945,360 ---------- ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Tobacco--2.4% Altria Group, Inc. 293,100 44,500 337,600 21,900,432 3,325,040 25,225,472 -------------------------------------------------------------------------------------------------------------------------- Energy--4.7% -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------- Energy Equipment & Services--0.8% Halliburton Co. 103,300 22,200 125,500 6,400,468 1,375,512 7,775,980 ---------- ---------- ---------- ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Oil & Gas--3.9% BP plc, ADR 70,900 43,200 114,100 4,553,198 2,774,304 7,327,502 -------------------------------------------------------------------------------------------------------------------------- Kinder Morgan, Inc. 24,700 4,300 29,000 2,271,165 395,385 2,666,550 -------------------------------------------------------------------------------------------------------------------------- LUKOIL, Sponsored ADR 126,100 19,700 145,800 7,439,900 1,162,300 8,602,200 -------------------------------------------------------------------------------------------------------------------------- Petroleo Brasileiro SA, Preference 448,000 0 448,000 7,129,145 0 7,129,145 -------------------------------------------------------------------------------------------------------------------------- Talisman Energy, Inc. 200,400 0 200,400 10,619,502 0 10,619,502 -------------------------------------------------------------------------------------------------------------------------- TotalFinaElf SA, Sponsored ADR 37,500 0 37,500 4,740,000 0 4,740,000 ----------------------------------- 36,752,910 4,331,989 41,084,899 -------------------------------------------------------------------------------------------------------------------------- Financials--9.7% -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------- Capital Markets--1.5% UBS AG 142,731 23,158 165,889 13,588,256 2,204,685 15,792,941 ---------- ---------- ---------- ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Commercial Banks--1.9% Bank of America Corp. 100,652 17,502 118,154 4,645,090 807,717 5,452,807 -------------------------------------------------------------------------------------------------------------------------- Wachovia Corp. 89,274 16,088 105,362 4,719,024 850,412 5,569,436 -------------------------------------------------------------------------------------------------------------------------- Wells Fargo & Co. 123,400 20,900 144,300 7,753,222 1,313,147 9,066,369 ----------------------------------- 17,117,336 2,971,276 20,088,612 --------------------------------------------------------- ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Diversified Financial Services--2.8% Capital One Financial Corp. 96,400 17,200 113,600 8,328,960 1,486,080 9,815,040 -------------------------------------------------------------------------------------------------------------------------- Citigroup, Inc. 137,700 23,277 160,977 6,682,581 1,129,633 7,812,214 -------------------------------------------------------------------------------------------------------------------------- JPMorgan Chase & Co. 251,900 35,000 286,900 9,997,911 1,389,150 11,387,061 ----------------------------------- 25,009,452 4,004,863 29,014,315 --------------------------------------------------------- ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Insurance--2.3% American International Group, Inc. 44,100 7,700 51,800 3,008,943 525,371 3,534,314 -------------------------------------------------------------------------------------------------------------------------- Everest Re Group Ltd. 51,500 9,000 60,500 5,168,025 903,150 6,071,175 -------------------------------------------------------------------------------------------------------------------------- Genworth Financial, Inc., Cl. A 268,300 38,400 306,700 9,277,814 1,327,872 10,605,686 -------------------------------------------------------------------------------------------------------------------------- Platinum Underwriters Holdings Ltd. 102,500 16,400 118,900 3,184,675 509,548 3,694,223 ----------------------------------- 20,639,457 3,265,941 23,905,398 ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Real Estate--0.4% Host Marriott Corp. 205,100 0 205,100 3,886,645 0 3,886,645 ---------- ---------- ---------- ------------ -------------------------------------------------------------------------------------------------------------- Thrifts & Mortgage Finance--0.8% Countrywide Financial Corp. 101,100 15,600 116,700 3,456,609 533,364 3,989,973 -------------------------------------------------------------------------------------------------------------------------- Freddie Mac 53,000 9,200 62,200 3,463,550 601,220 4,064,770 ----------------------------------- 6,920,159 1,134,584 8,054,743 -------------------------------------------------------------------------------------------------------------------------- Health Care--6.4% -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------- Biotechnology--1.3% MedImmune, Inc. 1 124,300 17,400 141,700 4,352,986 609,348 4,962,334 -------------------------------------------------------------------------------------------------------------------------- Wyeth 155,900 27,500 183,400 7,182,313 1,266,925 8,449,238 ----------------------------------- 11,535,299 1,876,273 13,411,572 --------------------------------------------------------- ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Health Care Equipment & Supplies--0.8% Beckman Coulter, Inc. 88,400 0 88,400 5,029,960 0 5,029,960 -------------------------------------------------------------------------------------------------------------------------- Boston Scientific Corp. 1 0 24,600 24,600 0 602,454 602,454 -------------------------------------------------------------------------------------------------------------------------- Cooper Cos., Inc. (The) 37,300 6,500 43,800 1,913,490 333,450 2,246,940 ----------------------------------- 6,943,450 935,904 7,879,354 --------------------------------------------------------- ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Health Care Providers & Services--0.5% Manor Care, Inc. 69,500 12,200 81,700 2,764,015 485,194 3,249,209 -------------------------------------------------------------------------------------------------------------------------- Tenet Healthcare Corp. 1 280,900 45,900 326,800 2,151,694 351,594 2,503,288 ----------------------------------- 4,915,709 836,788 5,752,497 --------------------------------------------------------- ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Pharmaceuticals--3.8% GlaxoSmithKline plc, ADR 118,500 20,500 139,000 5,981,880 1,034,840 7,016,720 -------------------------------------------------------------------------------------------------------------------------- Pfizer, Inc. 394,140 52,600 446,740 9,191,345 1,226,632 10,417,977 -------------------------------------------------------------------------------------------------------------------------- Sanofi-Aventis SA, ADR 198,100 34,700 232,800 8,696,590 1,523,330 10,219,920 -------------------------------------------------------------------------------------------------------------------------- Schering-Plough Corp. 2 245,800 48,700 294,500 5,124,930 1,015,395 6,140,325 -------------------------------------------------------------------------------------------------------------------------- Watson Pharmaceuticals, Inc. 1 168,300 29,900 198,200 5,471,433 972,049 6,443,482 ----------------------------------- 34,466,178 5,772,246 40,238,424 -------------------------------------------------------------------------------------------------------------------------- Industrials--5.4% -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------- Aerospace & Defense--3.5% Empresa Brasileira de Aeronautica SA, ADR 142,100 0 142,100 5,556,110 0 5,556,110 -------------------------------------------------------------------------------------------------------------------------- Honeywell International, Inc. 247,800 34,800 282,600 9,230,550 1,296,300 10,526,850 -------------------------------------------------------------------------------------------------------------------------- Orbital Sciences Corp. 1 957,717 131,300 1,089,017 12,297,086 1,685,892 13,982,978 -------------------------------------------------------------------------------------------------------------------------- United Technologies Corp. 94,800 15,200 110,000 5,300,268 849,832 6,150,100 ----------------------------------- 32,384,014 3,832,024 36,216,038 --------------------------------------------------------- ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Commercial Services & Supplies--1.7% Cendant Corp. 916,400 130,900 1,047,300 15,807,900 2,258,025 18,065,925 ---------- ---------- ---------- ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Electrical Equipment--0.2% GrafTech International Ltd. 1 230,900 41,100 272,000 1,436,198 255,642 1,691,840 -------------------------------------------------------------------------------------------------------------------------- Information Technology--11.1% -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------- Communications Equipment--1.0% Cisco Systems, Inc. 1 536,600 46,200 582,800 9,186,592 790,944 9,977,536 ---------- ---------- ---------- ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Computers & Peripherals--1.6% Hutchinson Technology, Inc. 1 136,800 21,400 158,200 3,891,960 608,830 4,500,790 -------------------------------------------------------------------------------------------------------------------------- International Business Machines Corp. 152,700 0 152,700 12,551,940 0 12,551,940 ----------------------------------- 16,443,900 608,830 17,052,730 ------------ -------------------------------------------------------------------------------------------------------------- Electronic Equipment & Instruments--0.5% Flextronics International Ltd. 1 485,300 48,600 533,900 5,066,532 507,384 5,573,916 ---------- ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Semiconductors & Semiconductor Equipment--1.4% ATI Technologies, Inc. 1,3 333,300 52,500 385,800 5,662,767 891,975 6,554,742 -------------------------------------------------------------------------------------------------------------------------- Freescale Semiconductor, Inc., Cl. A 1 294,700 44,200 338,900 7,423,493 1,113,398 8,536,891 ----------------------------------- 13,086,260 2,005,373 15,091,633 ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Software--6.6% Compuware Corp. 1 272,929 48,000 320,929 2,448,173 430,560 2,878,733 -------------------------------------------------------------------------------------------------------------------------- Microsoft Corp. 744,800 123,000 867,800 19,476,520 3,216,450 22,692,970 -------------------------------------------------------------------------------------------------------------------------- Novell, Inc. 1 837,000 129,200 966,200 7,390,710 1,140,836 8,531,546 -------------------------------------------------------------------------------------------------------------------------- Synopsys, Inc. 1 285,300 48,200 333,500 5,723,118 966,892 6,690,010 -------------------------------------------------------------------------------------------------------------------------- Take-Two Interactive Software, Inc. 1 1,370,500 215,450 1,585,950 24,257,850 3,813,465 28,071,315 ----------------------------------- 59,296,371 9,568,203 68,864,574 -------------------------------------------------------------------------------------------------------------------------- Materials--1.1% -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------- Chemicals--0.5% Praxair, Inc. 85,800 16,400 102,200 4,543,968 868,544 5,412,512 ---------- ---------- ---------- ------------ -------------------------------------------------------------------------------------------------------------- Metals & Mining--0.6% Companhia Vale do Rio Doce, Sponsored ADR 162,900 0 162,900 5,905,125 0 5,905,125 -------------------------------------------------------------------------------------------------------------------------- Telecommunication Services--0.9% -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------- Diversified Telecommunication Services--0.9% IDT Corp., Cl. B 1 696,200 153,700 849,900 8,145,540 1,798,290 9,943,830 -------------------------------------------------------------------------------------------------------------------------- WorldCom, Inc./WorldCom Group 1,4 450,000 0 450,000 0 0 0 ----------------------------------- 8,145,540 1,798,290 9,943,830 -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------- Utilities--1.5% -------------------------------------------------------------------------------------------------------------------------- Electric Utilities--1.5% AES Corp. (The) 1 554,200 121,500 675,700 8,772,986 1,923,345 10,696,331 -------------------------------------------------------------------------------------------------------------------------- Reliant Energy, Inc. 1 453,900 66,900 520,800 4,684,248 690,408 5,374,656 ----------------------------------- 13,457,234 2,613,753 16,070,987 ----------------------------------- Total Common Stocks (Cost $347,642,276, 5 Cost $58,596,257, Combined Cost $12,358,533) 466,201,926 67,915,369 534,117,29 -------------------------------------------------------------------------------------------------------------------------- Rights, Warrants and Certificates--0.0% -------------------------------------------------------------------------------------------------------------------------- Lucent Technologies, Inc. Wts., Exp. 11,758 0 11,758 6,643 0 6,643 12/10/07 (Cost $0) -------------------------------------------------------------------------------------------------------------------------- Asset-Backed Securities--5.8% -------------------------------------------------------------------------------------------------------------------------- Ace Securities Corp., Home Equity Loan 5 780,000 110,000 890,000 780,482 110,068 890,550 Pass-Through Certificates, Series 2002-HE7, Cl. A2B, 4.559%, 11/25/35 -------------------------------------------------------------------------------------------------------------------------- Aesop Funding II LLC, Automobile Asset-Backed Certificates, Series 2005-1A, Cl. A2, 4.43%, 4/20/08 5 550,000 80,000 630,000 550,392 80,057 630,449 -------------------------------------------------------------------------------------------------------------------------- BMW Vehicle Owner Trust, Automobile Loan Certificates, Series 2005-A, Cl. A2, 3.66%, 12/26/07 1,666,853 221,737 1,888,590 1,661,738 221,057 1,882,795 -------------------------------------------------------------------------------------------------------------------------- Capital Auto Receivables Asset Trust, 1,870,000 265,048 Automobile Mtg.-Backed Nts.: Series 2004-2, Cl. A3, 3.58%, 1/15/09 270,000 2,140,000 1,835,704 2,100,752 Series 2005-1, Cl. A2B, 3.73%, 7/16/07 677,025 98,891 775,916 676,151 98,764 774,915 -------------------------------------------------------------------------------------------------------------------------- Capital One Prime Auto Receivables 2,090,000 310,000 2,400,000 2,085,320 309,306 2,394,626 Trust, Automobile Loan Asset-Backed Securities, Series 2005-1, Cl. A2, 4.24%, 11/15/07 -------------------------------------------------------------------------------------------------------------------------- Centex Home Equity Co. LLC, Home Equity 138,501 19,949 Loan Asset-Backed Certificates: Series 2004-D, Cl. AF1, 2.98%, 4/25/20 20,006 158,507 138,111 158,060 Series 2005-B, Cl. AF1, 4.02%, 3/26/35 339,915 44,989 384,904 338,165 44,757 382,922 Series 2005-C, Cl. AF1, 4.196%, 6/25/35 871,421 126,389 997,810 866,825 125,723 992,548 Series 2005-D, Cl. AF1, 5.04%, 10/25/35 1,695,734 243,536 1,939,270 1,691,262 242,894 1,934,156 Series 2005-D, Cl. AV2, 4.649%, 10/25/35 5 1,530,000 220,000 1,750,000 1,530,945 220,136 1,751,081 -------------------------------------------------------------------------------------------------------------------------- Chase Manhattan Auto Owner Trust, 1,530,000 230,000 1,760,000 1,523,434 229,013 1,752,447 Automobile Loan Pass-Through Certificates, Series 2005-A, Cl. A2, 3.72%, 12/15/07 -------------------------------------------------------------------------------------------------------------------------- CIT Equipment Collateral, Equipment Receivable-Backed Nts., Series 2004-DFS, Cl. A2, 2.66%, 11/20/06 654,173 93,453 747,626 652,305 93,186 745,491 -------------------------------------------------------------------------------------------------------------------------- Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15 270,000 40,000 310,000 265,036 39,265 304,301 -------------------------------------------------------------------------------------------------------------------------- Citigroup Mortgage Loan Trust, Inc., CMO, Series 2005-WF2, Cl. AF2, 4.922%, 8/25/35 5 2,097,153 310,014 2,407,167 2,090,571 309,041 2,399,612 -------------------------------------------------------------------------------------------------------------------------- Consumer Credit Reference Index 6 1,720,000 250,000 1,970,000 1,718,497 249,782 1,968,279 Securities Program, Credit Card Asset-Backed Certificates, Series 2002-B, Cl. FX, 10.421%, 3/22/07 -------------------------------------------------------------------------------------------------------------------------- Countrywide Asset-Backed Certificates, 27,360 4,333 Inc., Home Equity Asset-Backed Certificates: Series 2002-4, Cl. A1, 4.749%, 2/25/33 5 4,125 31,485 27,414 31,747 Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36 5 550,000 80,000 630,000 550,000 80,000 630,000 Series 2005-17, Cl. 1AF1, 4.58%, 12/27/35 5 1,150,000 170,000 1,320,000 1,149,963 169,995 1,319,958 Series 2005-17, Cl. 1AF2, 5.363%, 12/27/35 5 370,000 50,000 420,000 370,091 50,012 420,103 Series 2005-7, Cl. AF1B, 4.317%, 11/25/35 5 1,070,389 157,410 1,227,799 1,064,810 156,590 1,221,400 -------------------------------------------------------------------------------------------------------------------------- DaimlerChrysler Auto Trust, Automobile 36,664 2,445 Loan Pass-Through Certificates: Series 2004-B, Cl. A2, 2.48%, 2/8/07 2,444 39,108 36,669 39,114 Series 2004-C, Cl. A2, 2.62%, 6/8/07 846,625 127,666 974,291 844,535 127,351 971,886 Series 2005-A, Cl. A2, 3.17%, 9/8/07 1,286,022 179,706 1,465,728 1,282,236 179,177 1,461,413 Series 2005-B, Cl. A2, 3.75%, 12/8/07 0 184,096 184,096 0 183,666 183,666 -------------------------------------------------------------------------------------------------------------------------- Equity One ABS, Inc., Home Equity 5 1,610,000 230,000 1,840,000 1,603,612 229,088 1,832,700 Asset-Backed Security, Series 2004-3, Cl. AF2, 3.80%, 7/25/34 -------------------------------------------------------------------------------------------------------------------------- First Franklin Mortgage Loan Asset-Backed Certificates, Home Equity Receivables, Series 2005-FF10, Cl. A3, 4.589%, 11/25/35 5 2,270,000 330,000 2,600,000 2,271,402 330,204 2,601,606 -------------------------------------------------------------------------------------------------------------------------- Ford Credit Auto Owner Trust, 1,370,000 187,717 Automobile Loan Pass-Through Certificates: Series 2005-A, Cl. A3, 3.48%, 11/17/08 190,000 1,560,000 1,353,538 1,541,255 Series 2005-B, Cl. A2, 3.78%, 9/15/07 957,896 134,105 1,092,001 955,902 133,826 1,089,728 -------------------------------------------------------------------------------------------------------------------------- GS Auto Loan Trust, Automobile Loan 4,010,000 590,000 4,600,000 3,999,465 588,450 4,587,915 Asset-Backed Securities, Series 2005-1, Cl. A2, 4.32%, 5/15/08 -------------------------------------------------------------------------------------------------------------------------- Honda Auto Receivables Owner Trust, 569,442 79,382 Automobile Receivable Obligations: Series 2005-1, Cl. A2, 3.21%, 5/21/07 79,599 649,041 567,886 647,268 Series 2005-3, Cl. A2, 3.73%, 10/18/07 1,420,000 210,000 1,630,000 1,413,216 208,997 1,622,213 -------------------------------------------------------------------------------------------------------------------------- Household Home Equity Loan Trust, Home 5 1,126,447 163,516 1,289,963 1,127,251 163,633 1,290,884 Equity Loan Pass-Through Certificates, Series 2005-3, Cl. A1, 4.63%, 1/20/35 -------------------------------------------------------------------------------------------------------------------------- Lehman XS Trust, Home Equity Mtg. Pass-Through Certificates, Series 2005-2, Cl. 2A1B, 3.63%, 8/25/35 5 1,775,305 263,582 2,038,887 1,777,812 263,955 2,041,767 -------------------------------------------------------------------------------------------------------------------------- Litigation Settlement Monetized Fee 4 0 596,634 596,634 0 606,419 606,419 Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31 ----------------------------------------------- ----------------------------------------------------------------- ---------- MBNA Credit Card Master Note Trust, 5 2,540,000 360,000 2,900,000 2,694,057 381,835 3,075,892 Credit Card Receivables, Series 2003-C7, Cl. C7, 5.719%, 3/15/16 -------------------------------------------------------------------------------------------------------------------------- Nissan Auto Lease Trust, Automobile 117,010 16,849 133,859 116,980 16,845 133,825 Lease Obligations, Series 2004-A, Cl. A2, 2.55%, 1/15/07 -------------------------------------------------------------------------------------------------------------------------- Onyx Acceptance Owner Trust, Automobile Receivable Obligations, Series 2005-B, Cl. A2, 4.03%, 4/15/08 1,170,000 170,000 1,340,000 1,166,404 169,477 1,335,881 -------------------------------------------------------------------------------------------------------------------------- Popular ABS Mortgage Pass-Through 500,000 69,162 Trust, Home Equity Pass-Through Certificates: Series 2004-5, Cl. A F2, 3.735%, 11/10/34 5 70,000 570,000 494,016 563,178 Series 2005-1, Cl. A F2, 3.914%, 5/25/35 5 390,000 60,000 450,000 384,629 59,174 443,803 Series 2005-2, Cl. A F2, 4.415%, 4/25/35 5 630,000 90,000 720,000 623,828 89,118 712,946 -------------------------------------------------------------------------------------------------------------------------- Residential Asset Mortgage Products, 1,130,000 170,000 1,300,000 1,124,322 169,146 1,293,468 Inc., Home Equity Asset-Backed Pass-Through Certificates, Series 2004-RS7, Cl. AI3, 4.45%, 7/25/28 -------------------------------------------------------------------------------------------------------------------------- Structured Asset Securities Corp., CMO 2,401,697 324,196 2,725,893 2,402,603 324,318 2,726,921 Pass-Through Certificates, Series 2005-4XS, Cl. 3A1, 5.18%, 3/26/35 -------------------------------------------------------------------------------------------------------------------------- USAA Auto Owner Trust, Automobile Loan 37,292 5,117 Asset-Backed Nts.: Series 2004-2, Cl. A2, 2.41%, 2/15/07 5,119 42,411 37,280 42,397 Series 2004-3, Cl. A2, 2.79%, 6/15/07 386,411 58,449 444,860 385,795 58,356 444,151 -------------------------------------------------------------------------------------------------------------------------- Volkswagen Auto Lease Trust, Automobile 377,103 53,093 Lease Asset-Backed Securities: Series 2004-A, Cl. A2, 2.47%, 1/22/07 53,181 430,284 376,479 429,572 Series 2005-A, Cl. A2, 3.52%, 4/20/07 1,484,067 212,010 1,696,077 1,479,517 211,360 1,690,877 -------------------------------------------------------------------------------------------------------------------------- Wachovia Auto Owner Trust, Automobile 177,962 25,652 203,614 177,714 25,616 203,330 Receivable Nts., Series 2004-B, Cl. A2, 2.40%, 5/21/07 -------------------------------------------------------------------------------------------------------------------------- Wells Fargo Home Equity Trust, Home Equity Asset-Backed Certificates, Series 2004-2, Cl. AI1B, 2.94%, 9/25/18 5 735,337 103,777 839,114 730,150 103,046 833,196 -------------------------------------------------------------------------------------------------------------------------- WFS Financial Owner Trust, Automobile Receivable Obligations, Series 2002-2, Cl. A4, 4.50%, 2/20/10 345,678 46,090 391,768 345,850 46,113 391,963 -------------------------------------------------------------------------------------------------------------------------- Whole Auto Loan Trust, Automobile Loan 628,951 91,556 720,507 626,633 91,219 717,852 Receivable Certificates, Series 2004-1, Cl. A2A, 2.59%, 5/15/07 ----------------------------------- Total Asset-Backed Securities (Cost $52,194,243, Cost $8,299,229, Combined Cost $60,493,472) 51,966,997 8,276,081 60,243,078 -------------------------------------------------------------------------------------------------------------------------- Mortgage-Backed Obligations--29.8% -------------------------------------------------------------------------------------------------------------------------- Government Agency--24.8% -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------- FHLMC/FNMA/Sponsored--24.6% Federal Home Loan Mortgage Corp.: 4,780,723 403,148 4.50%, 5/1/19 413,604 5,194,327 4,659,869 5,063,017 5%, 1/1/36 7 5,010,000 601,000 5,611,000 4,850,306 581,843 5,432,149 6%, 9/1/24 1,042,916 0 1,042,916 1,060,298 0 1,060,298 6%, 4/1/17-7/1/24 0 840,199 840,199 0 856,592 856,592 6.50%, 4/1/18-4/1/34 2,123,623 296,475 2,420,098 2,184,457 304,964 2,489,421 7%, 5/1/29 420,542 0 420,542 438,428 0 438,428 7%, 6/1/29 0 415,143 415,143 0 432,800 432,800 7%, 5/1/29-11/1/32 2,559,977 376,307 2,936,284 2,667,658 392,137 3,059,795 8%, 4/1/16 0 84,436 84,436 0 89,971 89,971 9%, 8/1/22-5/1/25 0 23,289 23,289 0 25,237 25,237 -------------------------------------------------------------------------------------------------------------------------- Federal Home Loan Mortgage Corp., CMO 10,794 1,540 Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 1669, Cl. G, 6.50%, 2/15/23 1,542 12,336 10,782 12,322 Series 2034, Cl. Z, 6.50%, 2/15/28 505,209 68,272 573,481 521,874 70,524 592,398 Series 2053, Cl. Z, 6.50%, 4/15/28 550,628 76,103 626,731 567,384 78,419 645,803 Series 2055, Cl. ZM, 6.50%, 5/15/28 709,094 106,364 815,458 727,853 109,178 837,031 Series 2075, Cl. D, 6.50%, 8/15/28 1,668,566 209,642 1,878,208 1,719,017 215,981 1,934,998 Series 2080, Cl. Z, 6.50%, 8/15/28 449,028 65,483 514,511 460,259 67,121 527,380 Series 2387, Cl. PD, 6%, 4/15/30 521,787 76,395 598,182 526,748 77,121 603,869 Series 2456, Cl. BD, 6%, 3/15/30 182,904 26,129 209,033 183,281 26,183 209,464 Series 2500, Cl. FD, 4.869%, 3/15/32 5 235,312 34,045 269,357 237,901 34,420 272,321 Series 2526, Cl. FE, 4.769%, 6/15/29 5 310,235 43,961 354,196 312,471 44,277 356,748 Series 2551, Cl. FD, 4.769%, 1/15/33 5 241,402 34,298 275,700 243,655 34,618 278,273 Series 2583, Cl. KA, 5.50%, 3/15/22 1,254,138 177,215 1,431,353 1,256,532 177,553 1,434,085 -------------------------------------------------------------------------------------------------------------------------- Federal Home Loan Mortgage Corp., CMO 50,585 0 50,585 50,508 0 50,508 Pass-Through Participation Certificates, Series 151, Cl. F, 9%, 5/15/21 -------------------------------------------------------------------------------------------------------------------------- Federal Home Loan Mortgage Corp., 433,238 13,393 Interest-Only Stripped Mtg.-Backed Security: Series 176, Cl. IO, 6/1/26 8 62,920 496,158 92,219 105,612 Series 183, Cl. IO, 4/1/27 8 680,719 97,622 778,341 141,611 20,308 161,919 Series 184, Cl. IO, 12/1/26 8 737,101 105,372 842,473 145,756 20,837 166,593 Series 192, Cl. IO, 2/1/28 8 206,117 30,715 236,832 42,132 6,279 48,411 Series 200, Cl. IO, 1/1/29 8 244,889 36,410 281,299 53,237 7,915 61,152 Series 2003-118, Cl. S, 12/25/33 8 3,525,963 511,445 4,037,408 385,180 55,871 441,051 Series 2130, Cl. SC, 3/15/29 8 558,307 84,462 642,769 41,632 6,298 47,930 Series 2796, Cl. SD, 7/15/26 8 828,676 110,529 939,205 64,313 8,578 72,891 Series 2920, Cl. S, 1/15/35 8 4,870,804 688,106 5,558,910 235,458 33,263 268,721 Series 3000, Cl. SE, 7/15/25 8 4,510,205 666,879 5,177,084 164,831 24,372 189,203 -------------------------------------------------------------------------------------------------------------------------- Federal Home Loan Mortgage Corp., 9 175,656 35,131 210,787 148,178 29,636 177,814 Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 6/1/26 -------------------------------------------------------------------------- ---------------------------- ---------- ---------- Federal National Mortgage Assn.: 4,646,677 651,429 5%, 6/1/18-7/1/18 657,311 5,303,988 4,605,093 5,256,522 5%, 1/1/36 7 24,834,000 3,774,000 28,608,000 24,065,686 3,657,240 27,722,926 5.50%, 1/1/21 7 17,227,000 2,699,000 19,926,000 17,334,669 2,715,869 20,050,538 5.50%, 2/1/33 0 261,861 261,861 0 260,023 260,023 5.50%, 3/1/33-4/1/33 3,742,761 506,867 4,249,628 3,716,483 503,308 4,219,791 5.50%, 4/1/33 959,581 0 959,581 952,844 0 952,844 5.50%, 7/1/33 1,372,120 0 1,372,120 1,362,486 0 1,362,486 5.50%, 5/1/33-1/1/34 25,072,975 3,457,848 28,530,823 24,896,936 3,433,569 28,330,505 5.50%, 12/1/33 0 53,644 53,644 0 53,267 53,267 5.50%, 1/1/34-11/1/34 0 479,929 479,929 0 476,179 476,179 5.50%, 1/1/36 7 53,775,000 7,090,000 60,865,000 53,254,028 7,021,312 60,275,340 6%, 5/1/16-9/1/32 8,048,653 0 8,048,653 8,165,643 0 8,165,643 6%, 7/1/16-11/1/32 11,053,504 1,241,140 12,294,644 11,286,404 1,266,780 12,553,184 6%, 11/1/17-10/1/19 0 464,806 464,806 0 475,267 475,267 6%, 2/1/21 7 1,500,000 0 1,500,000 1,531,407 0 1,531,407 6%, 1/1/36 7 7,057,000 2,008,000 9,065,000 7,123,159 2,026,825 9,149,984 6.50%, 3/1/36 0 43,060 43,060 0 44,384 44,384 6.50%, 12/1/27-11/1/31 2,979,838 0 2,979,838 3,071,471 0 3,071,471 6.50%, 10/1/30 290,325 42,889 333,214 299,160 44,194 343,354 6.50%, 1/1/36 7 15,167,000 2,702,000 17,869,000 15,560,402 2,772,084 18,332,486 7%, 11/1/17 1,649,721 227,819 1,877,540 1,715,310 236,876 1,952,186 7%, 2/25/22 0 150,587 150,587 0 153,834 153,834 7.50%, 1/1/08-6/1/08 0 19,140 19,140 0 19,583 19,583 7.50%, 8/1/29 645,719 73,239 718,958 677,870 76,886 754,756 8.50%, 7/1/32 45,728 7,415 53,143 49,515 8,030 57,545 -------------------------------------------------------------------------------------------------------------------------- Federal National Mortgage Assn. 1,612,983 232,205 1,845,188 1,669,975 240,409 1,910,384 Grantor, Trust, CMO, Trust 2002-T1, Cl. A2, 7%, 11/25/31 -------------------------------------------------------------------------------------------------------------------------- Federal National Mortgage Assn., CMO 1,319,239 185,769 Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Trust 1993-87, Cl. Z, 6.50%, 6/25/23 179,996 1,499,235 1,361,554 1,547,323 Trust 1996-35, Cl. Z, 7%, 7/25/26 0 272,403 272,403 0 283,322 283,322 Trust 1998-63, Cl. PG, 6%, 3/25/27 37,898 5,646 43,544 37,808 5,632 43,440 Trust 2001-50, Cl. NE, 6%, 8/25/30 284,351 42,388 326,739 286,019 42,636 328,655 Trust 2001-51, Cl. OD, 6.50%, 10/25/31 1,806,060 262,583 2,068,643 1,860,146 270,447 2,130,593 Trust 2001-70, Cl. LR, 6%, 9/25/30 334,768 48,554 383,322 337,978 49,020 386,998 Trust 2001-72, Cl. NH, 6%, 4/25/30 199,753 29,870 229,623 201,302 30,101 231,403 Trust 2001-74, Cl. PD, 6%, 5/25/30 80,868 11,284 92,152 81,072 11,312 92,384 Trust 2002-77, Cl. WF, 4.77%, 12/18/32 5 374,214 52,966 427,180 377,075 53,371 430,446 Trust 2003-17, Cl. EQ, 5.50%, 3/25/23 630,000 0 630,000 634,782 0 634,782 Trust 2003-28, Cl. KG, 5.50%, 4/25/23 1,045,000 0 1,045,000 1,067,831 0 1,067,831 Trust 2004-101, Cl. BG, 5%, 1/25/20 1,633,000 236,000 1,869,000 1,611,598 232,907 1,844,505 Trust 2005-71, Cl. DB, 4.50%, 8/25/25 0 160,000 160,000 0 150,280 150,280 -------------------------------------------------------------------------------------------------------------------------- Federal National Mortgage Assn., CMO Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Trust 1993-223, Cl. PM, 6.50%, 10/25/23 8 0 58,737 58,737 0 5,956 5,956 Trust 2002-38, Cl. SO, 2.806%, 4/25/32 8 878,236 81,762 959,998 51,298 4,776 56,074 Trust 2002-47, Cl. NS, 3.806%, 4/25/32 8 920,863 132,023 1,052,886 74,255 10,646 84,901 Trust 2002-51, Cl. S, 3.806%, 8/25/32 8 845,498 121,287 966,785 68,486 9,824 78,310 Trust 2002-77, Cl. IS, 3.96%, 12/18/32 8 1,496,254 139,299 1,635,553 125,814 11,713 137,527 -------------------------------------------------------------------------------------------------------------------------- Federal National Mortgage Assn., 2,060,650 27,993 Interest-Only Stripped Mtg.-Backed Security: Trust 2001-65, Cl. S, 3.706%, 11/25/31 8 302,474 2,363,124 190,709 218,702 Trust 2001-81, Cl. S, 3.756%, 1/25/32 8 471,506 66,698 538,204 41,054 5,807 46,861 Trust 2002-52, Cl. SD, 3.806%, 9/25/32 8 1,034,124 148,347 1,182,471 85,113 12,210 97,323 Trust 2002-77, Cl. SH, 3.96%, 12/18/32 8 613,851 87,336 701,187 57,821 8,227 66,048 Trust 2002-9, Cl. MS, 3.906%, 3/25/32 8 631,954 93,691 725,645 55,246 8,191 63,437 Trust 2002-96, Cl. SK, 3.806%, 4/25/32 8 5,339,626 786,683 6,126,309 458,868 67,605 526,473 Trust 2003-4, Cl. S, 4.056%, 2/25/33 8 1,132,019 167,458 1,299,477 120,178 17,778 137,956 Trust 2004-54, Cl. DS, 2.906%, 11/25/30 8 930,491 124,863 1,055,354 53,571 7,189 60,760 Trust 2005-19, Cl. SA, 2.556%, 3/25/35 8 13,056,238 1,840,753 14,896,991 726,880 102,480 829,360 Trust 2005-40, Cl. SA, 2.506%, 5/25/35 8 2,885,085 396,403 3,281,488 153,724 21,121 174,845 Trust 2005-6, Cl. SE, 2.506%, 2/25/35 8 3,309,749 464,773 3,774,522 172,195 24,181 196,376 Trust 2005-71, Cl. SA, 2.556%, 8/25/25 8 2,892,185 421,960 3,314,145 172,831 25,216 198,047 Trust 214, Cl. 2, 7.50%, 3/1/23 8 1,352,626 0 1,352,626 312,597 0 312,597 Trust 222, Cl. 2, 7%, 6/1/23 8 1,516,880 218,096 1,734,976 359,853 51,740 411,593 Trust 240, Cl. 2, 7%, 9/1/23 8 2,330,050 341,888 2,671,938 485,219 71,196 556,415 Trust 247, Cl. 2, 7.50%, 10/1/23 8 0 365,475 365,475 0 81,509 81,509 Trust 252, Cl. 2, 7.50%, 11/1/23 8 1,121,979 161,929 1,283,908 247,758 35,758 283,516 Trust 273, Cl. 2, 7%, 8/1/26 8 324,393 47,128 371,521 66,955 9,727 76,682 Trust 319, Cl. 2, 6.50%, 2/1/32 8 453,497 66,664 520,161 102,822 15,115 117,937 Trust 321, Cl. 2, 6.50%, 3/1/32 8 4,704,270 657,034 5,361,304 1,061,722 148,288 1,210,010 Trust 329, Cl. 2, 5.50%, 1/1/33 8 1,167,197 109,088 1,276,285 258,678 24,176 282,854 Trust 331, Cl. 9, 6.50%, 2/1/33 8 0 181,681 181,681 0 41,222 41,222 Trust 333, Cl. 2, 5.50%, 3/1/33 8 13,772,744 1,656,094 15,428,838 3,086,231 371,102 3,457,333 Trust 334, Cl. 17, 6.50%, 2/1/33 8 771,279 108,969 880,248 170,907 24,146 195,053 Trust 338, Cl. 2, 5.50%, 6/1/33 8 5,393,055 894,982 6,288,037 1,205,204 200,005 1,405,209 Trust 350, Cl. 2, 5.50%, 2/1/34 8 5,010,115 735,650 5,745,765 1,111,082 163,143 1,274,225 -------------------------------------------------------------------------------------------------------------------------- Federal National Mortgage Assn., 9 516,511 0 516,511 433,563 0 433,563 Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, %, 9/25/23 -------------------------------------------------------------------------------------------------------------------------- Federal National Mortgage Assn., 9 0 71,275 71,275 0 59,829 59,829 Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, %, 9/25/23 ----------------------------------- ---------- ----------------------- 224,900,168 33,370,391 258,270,559 --------------------------------------------------------- ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- GNMA/Guaranteed--0.2% Government National Mortgage Assn.: 35,589 0 4.375%, 3/20/26 5 0 35,589 35,910 35,910 7%, 4/15/26 225,806 0 225,806 237,776 0 237,776 7%, 4/15/09-2/15/24 0 118,240 118,240 0 123,510 123,510 7.50%, 5/15/27 1,232,551 0 1,232,551 1,298,868 0 1,298,868 7.50%, 3/15/09 0 69,557 69,557 0 72,229 72,229 8%, 5/15/17 0 47,926 47,926 0 51,304 51,304 8.50%, 8/15/17-12/15/17 0 30,423 30,423 0 32,831 32,831 ----------------------------------------------- ----------------------------------------------------------------- ---------- Government National Mortgage Assn., 1,103,317 14,085 Interest-Only Stripped Mtg.-Backed Security: ---------- Series 2001-21, Cl. SB, 3.23%, 1/16/27 8 204,545 1,307,862 75,973 90,058 Series 2002-15, Cl. SM, 3.13%, 2/16/32 8 1,052,766 0 1,052,766 73,205 0 73,205 Series 2002-76, Cl. SY, 3.33%, 12/16/26 8 2,152,668 275,321 2,427,989 94,392 12,072 106,464 Series 2004-11, Cl. SM, 3.28%, 1/17/30 8 778,163 99,775 877,938 32,818 4,208 37,026 ----------------------------------- 1,848,942 310,239 2,159,181 -------------------------------------------------------------------------------------------------------------------------- Non-Agency--5.0% -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------- Commercial--4.6% Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates: 1,580,000 224,567 Series 2005-3, Cl. A2, 4.501%, 7/10/43 230,000 1,810,000 1,542,679 1,767,246 Series 2004-6, Cl. A3, 4.512%, 12/10/42 1,480,000 210,000 1,690,000 1,433,938 203,464 1,637,402 Series 2005-2, Cl. A4, 4.783%, 7/10/43 5 1,910,000 280,000 2,190,000 1,875,267 274,908 2,150,175 -------------------------------------------------------------------------------------------------------------------------- Banc of America Funding Corp., CMO 1,480,415 198,406 1,678,821 1,482,022 198,622 1,680,644 Pass-Through Certificates, Series 2004-2, Cl. 2A1, 6.50%, 7/20/32 -------------------------------------------------------------------------------------------------------------------------- Banc of America Mortgage Securities, 31,105 4,211 Inc., CMO Pass-Through Certificates: Series 2004-E, Cl. 2A9, 3.712%, 6/25/34 5 4,212 35,317 31,095 35,306 Series 2005-E, Cl. 2A2, 4.983%, 6/25/35 5 334,530 49,560 384,090 333,012 49,335 382,347 Series 2004-8, Cl. 5A1, 6.50%, 5/25/32 1,160,846 164,368 1,325,214 1,178,984 166,936 1,345,920 -------------------------------------------------------------------------------------------------------------------------- Bear Stearns Commercial Mortgage 750,000 100,000 850,000 741,753 98,900 840,653 Securities, Inc., Commercial Mtg. Obligations, Series 2005-PWR7, Cl. A2, 4.945%, 2/11/41 -------------------------------------------------------------------------------------------------------------------------- Citigroup/Deutsche Bank Commercial 1,810,000 260,000 2,070,000 1,829,996 262,872 2,092,868 Mortgage Trust, Commercial Mtg. Obligations, Series 2005-CD1, Cl. A4, 5.225%, 7/15/44 -------------------------------------------------------------------------------------------------------------------------- Countrywide Alternative Loan Trust, CMO: 427,764 63,129 Series 2004-J9, Cl. 1A1, 4.559%, 10/25/34 5 63,080 490,844 428,096 491,225 Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34 1,883,672 0 1,883,672 1,907,481 0 1,907,481 --------------------------------------------------------------------------------------------------- ------------ ----------- First Chicago/Lennar Trust 1, 5,6 1,170,000 170,000 1,340,000 1,175,850 170,850 1,346,700 Commercial Mtg. Pass-Through Certificates, Series 1997-CHL1, Cl. D, 7.674%, 4/29/39 -------------------------------------------------------------------------------------------------------------------------- First Union National Bank/Lehman 887,553 126,793 1,014,346 912,761 130,394 1,043,155 Brothers/Bank of America Commercial Mtg. Trust, Pass-Through Certificates, Series 1998-C2, Cl. A2, 6.56%, 11/18/35 -------------------------------------------------------------------------------------------------------------------------- GE Capital Commercial Mortgage Corp., 960,000 0 Commercial Mtg. Obligations: Series 2004-C3, Cl. A2, 4.433%, 7/10/39 0 960,000 943,764 943,764 Series 2005-CA, Cl. A3, 4.578%, 6/10/48 650,000 90,000 740,000 632,683 87,602 720,285 Series 2005-C3, Cl. A2, 4.853%, 7/10/45 940,000 140,000 1,080,000 933,768 139,072 1,072,840 -------------------------------------------------------------------------------------------------------------------------- GMAC Commercial Mortgage Securities, 940,000 135,604 Inc., Commercial Mtg. Pass-Through Certificates: Series 2004-C3, Cl. A4, 4.547%, 12/10/41 140,000 1,080,000 910,482 1,046,086 Series 1997-C1, Cl. A3, 6.869%, 7/15/29 544,365 71,784 616,149 556,763 73,419 630,182 -------------------------------------------------------------------------------------------------------------------------- Greenwich Capital Commercial Funding 1,330,000 185,132 Corp., Commercial Mtg. Pass-Through Certificates: Series 2005-G G3, Cl. A2, 4.305%, 8/10/42 190,000 1,520,000 1,295,927 1,481,059 Series 2005-G G5, Cl. A2, 5.117%, 4/10/37 3 1,050,000 150,000 1,200,000 1,053,206 150,458 1,203,664 -------------------------------------------------------------------------------------------------------------------------- GS Mortgage Securities Corp. II, 992,056 142,786 Commercial Mtg. Pass-Through Certificates: Series 2004-C1, Cl. A1, 3.659%, 10/10/28 147,335 1,139,391 961,427 1,104,213 Series 2004-GG2, Cl. A3, 4.602%, 8/10/38 620,000 0 620,000 612,409 0 612,409 -------------------------------------------------------------------------------------------------------------------------- JPMorgan Chase Commercial Mortgage 380,000 60,000 440,000 372,481 58,813 431,294 Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42 -------------------------------------------------------------------------------------------------------------------------- LB-UBS Commercial Mortgage Trust, 1,120,000 160,000 1,280,000 1,112,665 158,952 1,271,617 Commercial Mtg. Pass-Through Certificates, Series 2005-C5, Cl. A2, 4.885%, 9/15/30 -------------------------------------------------------------------------------------------------------------------------- Mastr Alternative Loan Trust, CMO 3,541,867 541,017 Pass-Through Certificates: Series 2004-9, Cl. A3, 4.70%, 8/25/34 5 543,496 4,085,363 3,525,714 4,066,731 Series 2004-6, Cl. 10A1, 6%, 7/25/34 1,914,262 283,571 2,197,833 1,924,763 285,127 2,209,890 -------------------------------------------------------------------------------------------------------------------------- Mastr Seasoned Securities Trust, Mtg. 2,771,666 406,678 3,178,344 2,798,516 410,618 3,209,134 Pass-Through Certificates, Series 2004-2, Cl. A1, 6.50%, 8/25/32 -------------------------------------------------------------------------------------------------------------------------- Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30 1,130,000 160,000 1,290,000 1,168,589 165,464 1,334,053 -------------------------------------------------------------------------------------------------------------------------- Prudential Mortgage Capital Co. II LLC, 1,362,000 192,000 1,554,000 1,490,033 210,049 1,700,082 Commercial Mtg. Pass-Through Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15 -------------------------------------------------------------------------------------------------------------------------- Residential Accredit Loans, Inc., Mtg. 987,329 145,007 1,132,336 989,234 145,287 1,134,521 Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33 -------------------------------------------------------------------------------------------------------------------------- Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg. Pass-Through Certificates, Series 1996-C1, Cl. F, 8.301%, 1/20/28 4,5 250,000 0 250,000 205,000 0 205,000 -------------------------------------------------------------------------------------------------------------------------- Wachovia Bank Commercial Mortgage 2,190,000 296,691 Trust, Commercial Mtg. Obligations: Series 2005-C17, Cl. A2, 4.782%, 3/15/42 300,000 2,490,000 2,165,842 2,462,533 Series 2005-C20, Cl. A5, 5.087%, 7/15/42 5 1,120,000 160,000 1,280,000 1,112,655 158,951 1,271,606 -------------------------------------------------------------------------------------------------------------------------- Washington Mutual Mortgage Securities 5 1,346,336 189,533 1,535,869 1,345,369 189,397 1,534,766 Corp., CMO Pass-Through Certificates, Series 2005-AR5, Cl. A1, 4.681%, 5/25/35 -------------------------------------------------------------------------------------------------------------------------- Wells Fargo Mortgage-Backed Securities 5 1,257,852 181,858 1,439,710 1,254,004 181,302 1,435,306 Trust, CMO, Series 2004-DD, Cl. 2A1, 4.522%, 1/25/35 ----------------------------------- 42,238,228 5,563,929 47,802,157 ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Other--0.1% JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42 1,360,000 200,000 1,560,000 1,342,689 197,454 1,540,143 ---------- ---------- ---------- ---------- ----------------------- -------------------------------------------------------------------------------------------------------------- Residential--0.3% Countrywide Alternative Loan Trust, CMO, Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32 3 2,918,059 424,270 3,342,329 2,970,038 431,828 3,401,866 ----------------------------------- .. Total Mortgage-Backed Obligations (Cost 6 $274,548,094, Cost $40,044,218, Combined Cost $314,592,312) 273,300,065 39,873,841 313,173,90 -------------------------------------------------------------------------------------------------------------------------- U.S. Government Obligations--5.0% -------------------------------------------------------------------------------------------------------------------------- Fannie Mae Unsec. Nts., 3.69%, 10/5/07 10 1,245,000 0 1,245,000 1,148,133 0 1,148,133 -------------------------------------------------------------------------------------------------------------------------- Federal Home Loan Bank Unsec. Bonds: 2,600,000 0 3.125%, 11/15/06 0 2,600,000 2,564,437 2,564,437 3.50%, 11/15/07 1,020,000 140,000 1,160,000 997,395 136,897 1,134,292 -------------------------------------------------------------------------------------------------------------------------- Federal Home Loan Mortgage Corp. Unsec. 3,495,000 0 Nts.: 3.625%, 9/15/06 11 0 3,495,000 3,470,423 3,470,423 3.625%, 9/15/06 0 1,065,000 1,065,000 0 1,057,511 1,057,511 4.125%, 7/12/10 3 1,406,000 250,000 1,656,000 1,372,460 244,036 1,616,496 4.375%, 11/16/07 1,280,000 195,000 1,475,000 1,272,060 193,790 1,465,850 6.625%, 9/15/09 235,000 240,000 475,000 249,879 255,195 505,074 -------------------------------------------------------------------------------------------------------------------------- Federal National Mortgage Assn. Unsec. 2,310,000 317,316 Nts.: 4%, 2/28/07 320,000 2,630,000 2,290,621 2,607,937 4.25%, 7/15/07 2,170,000 550,000 2,720,000 2,154,626 546,103 2,700,729 4.75%, 12/15/10 3 130,000 0 130,000 130,144 0 130,144 6%, 5/15/11 4,005,000 600,000 4,605,000 4,240,690 635,309 4,875,999 6.625%, 9/15/09 135,000 0 135,000 143,669 0 143,669 7.25%, 1/15/10 11 1,500,000 0 1,500,000 1,635,806 0 1,635,806 7.25%, 1/15/10 11 0 750,000 750,000 0 817,903 817,903 7.25%, 5/15/30 3 1,215,000 170,000 1,385,000 1,613,196 225,715 1,838,911 -------------------------------------------------------------------------------------------------------------------------- Tennessee Valley Authority Bonds: 1,560,000 265,756 4.65%, 6/15/35 3 280,000 1,840,000 1,480,640 1,746,396 5.375%, 11/13/08 3 375,000 109,000 484,000 381,948 111,019 492,967 Series A, 6.79%, 5/23/12 11,936,000 950,000 12,886,000 13,226,496 1,052,712 14,279,208 -------------------------------------------------------------------------------------------------------------------------- U.S. Treasury Bonds: 1,486,000 302,247 5.375%, 2/15/31 3 269,000 1,755,000 1,669,661 1,971,908 8.875%, 8/15/17 3 465,000 0 465,000 646,314 0 646,314 STRIPS, 4.96%, 2/15/16 10 0 171,000 171,000 0 108,568 108,568 -------------------------------------------------------------------------------------------------------------------------- U.S. Treasury Nts.: 2,744,000 291,028 3.875%, 7/15/10-9/15/10 3 297,000 3,041,000 2,688,218 2,979,246 4.25%, 11/30/07 202,000 0 202,000 201,471 0 201,471 4.25%, 8/15/15 3 293,000 0 293,000 289,303 0 289,303 4.25%, 11/30/07-8/15/15 0 86,000 86,000 0 85,235 85,235 4.375%, 12/15/10 254,000 0 254,000 254,278 0 254,278 4.375%, 11/15/08 3 640,000 0 640,000 640,300 0 640,300 4.375%, 11/15/08-12/15/10 0 113,000 113,000 0 113,074 113,074 5%, 8/15/11 3 810,000 0 810,000 836,293 0 836,293 5%, 2/15/11 3 440,000 76,000 516,000 453,321 78,301 531,622 ----------------------------------- Total U.S. Government Obligations (Cost $46,704,517, Cost $8,931,513, Combined Cost $55,636,030) 46,051,782 6,837,715 52,889,497 -------------------------------------------------------------------------------------------------------------------------- Foreign Government Obligations--0.2% -------------------------------------------------------------------------------------------------------------------------- United Mexican States Nts., 7.50%, 1,620,000 235,000 1,855,000 1,810,350 262,613 2,072,963 1/14/12 (Cost $1,779,531, Cost $249,445, Combined Cost $2,028,976) -------------------------------------------------------------------------------------------------------------------------- Non-Convertible Corporate Bonds and Notes--13.2% -------------------------------------------------------------------------------------------------------------------------- ABN Amro Bank NV (NY Branch), 7.125% 500,000 0 500,000 600,600 0 600,600 Sub. Nts., Series B, 10/15/93 -------------------------------------------------------------------------------------------------------------------------- Aetna, Inc., 7.375% Sr. Unsec. Nts., 1,675,000 250,000 1,925,000 1,681,703 251,001 1,932,704 3/1/06 -------------------------------------------------------------------------------------------------------------------------- Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31 3 1,080,000 155,000 1,235,000 1,065,399 152,905 1,218,304 -------------------------------------------------------------------------------------------------------------------------- Allied Waste North America, Inc., 3 840,000 125,000 965,000 890,400 132,500 1,022,900 8.875% Sr. Nts., Series B, 4/1/08 -------------------------------------------------------------------------------------------------------------------------- Allstate Financial Global Funding II, 6 365,000 50,000 415,000 358,984 49,176 408,160 4.25% Nts., 9/10/08(6) -------------------------------------------------------------------------------------------------------------------------- Archer Daniels Midland Co., 5.375% 940,000 135,000 1,075,000 904,883 129,957 1,034,840 Nts., 9/15/35 -------------------------------------------------------------------------------------------------------------------------- AT&T Wireless Services, Inc., 8.125% Sr. Unsec. Nts., 5/1/12 1,255,000 180,000 1,435,000 1,451,891 208,239 1,660,130 -------------------------------------------------------------------------------------------------------------------------- Bankers Trust Corp., 7.375% Unsec. Sub. Nts., 5/1/08 140,000 20,000 160,000 147,498 21,071 168,569 -------------------------------------------------------------------------------------------------------------------------- Barclays Bank plc, 6.278% Perpetual Bonds 12 1,460,000 220,000 1,680,000 1,470,059 221,516 1,691,575 -------------------------------------------------------------------------------------------------------------------------- Beazer Homes USA, Inc., 6.875% Sr. Unsec. Nts., 7/15/15 895,000 130,000 1,025,000 862,556 125,288 987,844 -------------------------------------------------------------------------------------------------------------------------- British Sky Broadcasting Group plc, 7.30% Unsec. Nts., 10/15/06 335,000 48,000 383,000 340,485 48,786 389,271 -------------------------------------------------------------------------------------------------------------------------- British Telecommunications plc, 8.875% Bonds, 12/15/30 795,000 115,000 910,000 1,066,809 154,318 1,221,127 -------------------------------------------------------------------------------------------------------------------------- CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B, 9/1/10 990,000 145,000 1,135,000 1,063,063 155,701 1,218,764 -------------------------------------------------------------------------------------------------------------------------- Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08 1,660,000 240,000 1,900,000 1,765,943 255,317 2,021,260 -------------------------------------------------------------------------------------------------------------------------- CIT Group, Inc.: 4.75% Sr. Nts., 8/15/08 3 265,000 0 265,000 264,151 0 264,151 7.75% Sr. Unsec. Unsub. Nts., 4/2/12 680,000 100,000 780,000 772,177 113,556 885,733 --------------------------------------------------------------------------------------------------- ------------ ----------- Citigroup, Inc., 6.625% Unsec. Sub. 705,000 105,000 810,000 799,278 119,041 918,319 Nts., 6/15/32 -------------------------------------------------------------------------------------------------------------------------- Coca-Cola Co. (The), 7.375% Unsec. 440,000 0 440,000 570,798 0 570,798 Debs., 7/29/93 --------------------------------------------------------------------------------------------------- ------------ ----------- ConAgra Foods, Inc., 6% Nts., 9/15/06 925,000 130,000 1,055,000 931,564 130,922 1,062,486 -------------------------------------------------------------------------------------------------------------------------- Constellation Energy Group, Inc., 7.60% 1,230,000 175,000 1,405,000 1,484,375 211,192 1,695,567 Unsec. Nts., 4/1/32 -------------------------------------------------------------------------------------------------------------------------- Countrywide Financial Corp., 4.50% Nts., Series A, 6/15/10 925,000 135,000 1,060,000 898,771 131,172 1,029,943 -------------------------------------------------------------------------------------------------------------------------- Cox Communications, Inc., 4.625% Unsec. Nts., 1/15/10 1,865,000 270,000 2,135,000 1,807,051 261,611 2,068,662 -------------------------------------------------------------------------------------------------------------------------- Credit Suisse First Boston, Inc. (USA), 5.50% Nts., 8/15/13 1,685,000 250,000 1,935,000 1,721,514 255,418 1,976,932 -------------------------------------------------------------------------------------------------------------------------- D.R. Horton, Inc., 6.125% Nts., 1/15/14 780,000 115,000 895,000 781,392 115,205 896,597 -------------------------------------------------------------------------------------------------------------------------- DaimlerChrysler NA Holdings Corp., 8% Nts., 6/15/10 1,610,000 230,000 1,840,000 1,762,414 251,773 2,014,187 -------------------------------------------------------------------------------------------------------------------------- Dana Corp., 6.50% Unsec. Nts., 3/1/09 3 1,205,000 175,000 1,380,000 970,025 140,875 1,110,900 -------------------------------------------------------------------------------------------------------------------------- Delhaize America, Inc., 9% Unsub. Debs., 4/15/31 1,175,000 170,000 1,345,000 1,387,226 200,705 1,587,931 -------------------------------------------------------------------------------------------------------------------------- Deutsche Telekom International Finance 5 1,105,000 160,000 1,265,000 1,253,990 181,573 1,435,563 BV, 8% Unsub. Nts., 6/15/10 -------------------------------------------------------------------------------------------------------------------------- Dominion Resources, Inc., 8.125% Sr. 1,280,000 190,000 1,470,000 1,424,029 211,379 1,635,408 Unsub. Nts., 6/15/10 -------------------------------------------------------------------------------------------------------------------------- DTE Energy Co., 6.45% Sr. Unsub. Nts., 6/1/06 830,000 120,000 950,000 835,402 120,781 956,183 -------------------------------------------------------------------------------------------------------------------------- EOP Operating LP: 295,000 0 6.763% Sr. Unsec. Nts., 6/15/07 0 295,000 301,234 301,234 8.10% Unsec. Nts., 8/1/10 1,210,000 205,000 1,415,000 1,337,706 226,636 1,564,342 8.375% Nts., 3/15/06 560,000 0 560,000 563,862 0 563,862 -------------------------------------------------------------------------------------------------------------------------- Federated Department Stores, Inc., 6.625% Sr. Unsec. Nts., 9/1/08 1,165,000 170,000 1,335,000 1,208,092 176,288 1,384,380 -------------------------------------------------------------------------------------------------------------------------- FedEx Corp., 2.65% Unsec. Nts., 4/1/07 1,875,000 275,000 2,150,000 1,824,390 267,577 2,091,967 -------------------------------------------------------------------------------------------------------------------------- FirstEnergy Corp.: 730,000 105,399 5.50% Sr. Unsub. Nts., Series A, 11/15/06 105,000 835,000 732,776 838,175 7.375% Sr. Unsub. Nts., Series C, 11/15/31 915,000 130,000 1,045,000 1,083,068 153,879 1,236,947 -------------------------------------------------------------------------------------------------------------------------- Ford Motor Credit Co.: 2,250,000 283,698 5.80% Sr. Unsec. Nts., 1/12/09 325,000 2,575,000 1,964,066 2,247,764 7.375% Nts., 10/28/09 375,000 55,000 430,000 332,847 48,818 381,665 -------------------------------------------------------------------------------------------------------------------------- France Telecom SA, 8.50% Sr. Unsec. Nts., 3/1/31 5 275,000 40,000 315,000 368,037 53,533 421,570 -------------------------------------------------------------------------------------------------------------------------- Gap, Inc. (The): 1,360,000 137,998 6.90% Nts., 9/15/07 135,000 1,495,000 1,390,202 1,528,200 9.55% Unsub. Nts., 12/15/08 5 199,000 29,000 228,000 221,291 32,248 253,539 -------------------------------------------------------------------------------------------------------------------------- General Mills, Inc., 3.875% Nts., 11/30/07 1,400,000 195,000 1,595,000 1,373,184 191,265 1,564,449 -------------------------------------------------------------------------------------------------------------------------- General Motors Acceptance Corp.: 6.15% Nts., 4/5/07 2,870,000 410,000 3,280,000 2,711,645 387,378 3,099,023 8% Bonds, 11/1/31 3 1,315,000 190,000 1,505,000 1,262,951 182,480 1,445,431 -------------------------------------------------------------------------------------------------------------------------- Goldman Sachs Group, Inc. (The), 5.70% Sr. Unsec. Nts., 9/1/12 2,650,000 380,000 3,030,000 2,729,752 391,436 3,121,188 -------------------------------------------------------------------------------------------------------------------------- Harrah's Operating Co., Inc., 5.625% Sr. Unsec. Bonds, 6/1/15 940,000 135,000 1,075,000 925,140 132,866 1,058,006 -------------------------------------------------------------------------------------------------------------------------- HCA, Inc., 7.125% Sr. Unsec. Nts., 6/1/06 865,000 125,000 990,000 876,418 126,650 1,003,068 -------------------------------------------------------------------------------------------------------------------------- Hilton Hotels Corp., 8.25% Sr. Unsec. Nts., 2/15/11 800,000 114,000 914,000 877,644 125,064 1,002,708 -------------------------------------------------------------------------------------------------------------------------- HSBC Finance Corp., 4.75% Sr. Unsec. Nts., 7/15/13 1,840,000 265,000 2,105,000 1,780,546 256,437 2,036,983 -------------------------------------------------------------------------------------------------------------------------- IPALCO Enterprises, Inc., 8.375% Sr. Sec. Nts., 11/14/08 5 810,000 110,000 920,000 852,525 115,775 968,300 -------------------------------------------------------------------------------------------------------------------------- iStar Financial, Inc.: 575,000 82,917 5.125% Sr. Unsec. Nts., Series B, 4/1/11 3 85,000 660,000 560,908 643,825 5.15% Sr. Unsec. Nts., 3/1/12 700,000 100,000 800,000 678,797 96,971 775,768 -------------------------------------------------------------------------------------------------------------------------- J.C. Penney Co., Inc. (Holding Co.), 7.40% Nts., 4/1/37 3 1,610,000 235,000 1,845,000 1,806,765 263,720 2,070,485 -------------------------------------------------------------------------------------------------------------------------- JPMorgan Capital XV, 5.875% Nts., 3/15/35 1,220,000 180,000 1,400,000 1,217,171 179,583 1,396,754 -------------------------------------------------------------------------------------------------------------------------- K. Hovnanian Enterprises, Inc., 6.50% Sr. Nts., 1/15/14 895,000 130,000 1,025,000 860,387 124,972 985,359 -------------------------------------------------------------------------------------------------------------------------- Kaiser Aluminum & Chemical Corp., 13 250,000 0 250,000 253,750 0 253,750 10.875% Sr. Nts., Series B, 10/15/06 -------------------------------------------------------------------------------------------------------------------------- KB Home, 5.75% Sr. Unsec. Unsub. Nts., 1,145,000 165,000 1,310,000 1,085,311 156,399 1,241,710 2/1/14 -------------------------------------------------------------------------------------------------------------------------- Kinder Morgan, Inc., 6.50% Sr. Unsec. Nts., 9/1/12 985,000 145,000 1,130,000 1,044,904 153,818 1,198,722 -------------------------------------------------------------------------------------------------------------------------- Kraft Foods, Inc., 5.25% Nts., 6/1/07 1,105,000 160,000 1,265,000 1,109,859 160,704 1,270,563 -------------------------------------------------------------------------------------------------------------------------- Kroger Co. (The), 6.80% Sr. Unsec. Nts., 4/1/11 2,095,000 300,000 2,395,000 2,199,559 314,973 2,514,532 -------------------------------------------------------------------------------------------------------------------------- Lear Corp., 8.11% Sr. Unsec. Nts., Series B, 5/15/09 3 1,450,000 210,000 1,660,000 1,350,484 195,587 1,546,071 -------------------------------------------------------------------------------------------------------------------------- Lennar Corp., 5.95% Sr. Unsec. Nts., 3/1/13 3 895,000 130,000 1,025,000 902,117 131,034 1,033,151 -------------------------------------------------------------------------------------------------------------------------- Liberty Media Corp., 5.70% Sr. Unsec. Nts., 5/15/13 3 930,000 140,000 1,070,000 871,188 131,147 1,002,335 -------------------------------------------------------------------------------------------------------------------------- Liberty Property Trust, 5.65% Sr. Nts., 8/15/14 885,000 130,000 1,015,000 897,816 131,883 1,029,699 -------------------------------------------------------------------------------------------------------------------------- Marsh & McLennan Cos., Inc., 5.875% Sr. Unsec. Bonds, 8/1/33 1,110,000 170,000 1,280,000 1,066,094 163,276 1,229,370 -------------------------------------------------------------------------------------------------------------------------- May Department Stores Co., 7.90% Unsec. Debs., 10/15/07 625,000 90,000 715,000 650,989 93,742 744,731 -------------------------------------------------------------------------------------------------------------------------- MBNA Corp., 7.50% Sr. Nts., Series F, 3/15/12 1,380,000 200,000 1,580,000 1,556,288 225,549 1,781,837 -------------------------------------------------------------------------------------------------------------------------- Merrill Lynch & Co., Inc., 5% Sr. Unsub. Nts., Series C, 2/3/14 1,825,000 265,000 2,090,000 1,805,239 262,131 2,067,370 -------------------------------------------------------------------------------------------------------------------------- MetLife, Inc., 5.70% Sr. Unsec. Nts., 6/15/35 915,000 135,000 1,050,000 921,663 135,983 1,057,646 -------------------------------------------------------------------------------------------------------------------------- MidAmerican Energy Holdings Co., 5.875% 1,525,000 220,000 1,745,000 1,576,534 227,434 1,803,968 Sr. Unsec. Nts., 10/1/12 -------------------------------------------------------------------------------------------------------------------------- Morgan Stanley, 6.60% Nts., 4/1/12 855,000 125,000 980,000 920,191 134,531 1,054,722 -------------------------------------------------------------------------------------------------------------------------- National City Bank, 6.20% Sub. Nts., 12/15/11 124,000 17,000 141,000 131,368 18,010 149,378 -------------------------------------------------------------------------------------------------------------------------- Nationwide Financial Services, Inc.: 675,000 99,177 5.90% Nts., 7/1/12 95,000 770,000 704,678 803,855 6.25% Sr. Unsec. Nts., 11/15/11 195,000 30,000 225,000 205,491 31,614 237,105 -------------------------------------------------------------------------------------------------------------------------- NiSource Finance Corp.: 250,000 0 3.20% Nts., 11/1/06 0 250,000 246,434 246,434 7.875% Sr. Unsec. Nts., 11/15/10 1,070,000 190,000 1,260,000 1,186,730 210,729 1,397,459 -------------------------------------------------------------------------------------------------------------------------- Pemex Project Funding Master Trust, 3,6 1,480,000 215,000 1,695,000 1,474,450 214,194 1,688,644 5.75% Unsec. Unsub. Nts., Series 12, 12/15/15 -------------------------------------------------------------------------------------------------------------------------- Petroleum Export Ltd. Cayman SPV, 4.623% Sr. Nts., Cl. A1, 6/15/10 6 2,717,000 395,000 3,112,000 2,692,908 391,498 3,084,406 -------------------------------------------------------------------------------------------------------------------------- PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13 6 533,014 64,478 597,492 506,467 61,266 567,733 -------------------------------------------------------------------------------------------------------------------------- Popular North America, Inc., 5.20% 1,855,000 265,000 2,120,000 1,854,048 264,864 2,118,912 Nts., 12/12/07 -------------------------------------------------------------------------------------------------------------------------- Portland General Electric Co., 8.125% First Mortgage Nts., 2/1/10 6 715,000 95,000 810,000 789,860 104,946 894,806 -------------------------------------------------------------------------------------------------------------------------- Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23 6 1,510,000 295,000 1,805,000 1,918,597 374,825 2,293,422 -------------------------------------------------------------------------------------------------------------------------- Prudential Insurance Co. of America, 8.30% Nts., 7/1/25 1,530,000 260,000 1,790,000 1,985,654 337,431 2,323,085 -------------------------------------------------------------------------------------------------------------------------- PSE&G Energy Holdings LLC, 7.75% Unsec. Nts., 4/16/07 810,000 115,000 925,000 842,400 119,600 962,000 -------------------------------------------------------------------------------------------------------------------------- PSE&G Power LLC, 6.875% Sr. Unsec. Nts., 4/15/06 915,000 130,000 1,045,000 919,803 130,682 1,050,485 -------------------------------------------------------------------------------------------------------------------------- PSEG Funding Trust I, 5.381% Nts., 11/16/07 900,000 130,000 1,030,000 901,769 130,255 1,032,024 -------------------------------------------------------------------------------------------------------------------------- R&B Falcon Corp., 9.50% Sr. Unsec. 750,000 0 750,000 842,455 0 842,455 Nts., 12/15/08 --------------------------------------------------------------------------------------------------- ------------ ----------- Safeway, Inc., 7.50% Sr. Unsec. Nts., 1,195,000 175,000 1,370,000 1,277,374 187,063 1,464,437 9/15/09 -------------------------------------------------------------------------------------------------------------------------- SBC Communications, Inc., 5.30% Nts., 1,365,000 195,000 1,560,000 1,370,588 195,798 1,566,386 11/15/10 -------------------------------------------------------------------------------------------------------------------------- Sempra Energy, 7.95% Sr. Unsec. Unsub. Nts., 3/1/10 1,330,000 190,000 1,520,000 1,462,269 208,896 1,671,165 -------------------------------------------------------------------------------------------------------------------------- Simon Property Group LP, 5.375% Nts., 6/1/11 3,6 1,380,000 195,000 1,575,000 1,384,840 195,684 1,580,524 -------------------------------------------------------------------------------------------------------------------------- Socgen Real Estate LLC, 7.64% Bonds, 12/29/49 5,6,12 75,000 10,000 85,000 78,065 10,409 88,474 -------------------------------------------------------------------------------------------------------------------------- Sprint Capital Corp., 8.75% Nts., 3/15/32 1,100,000 160,000 1,260,000 1,464,209 212,967 1,677,176 -------------------------------------------------------------------------------------------------------------------------- Starwood Hotels & Resorts Worldwide, Inc., 7.375% Nts., 5/1/07 1,350,000 190,000 1,540,000 1,383,750 194,750 1,578,500 -------------------------------------------------------------------------------------------------------------------------- Sterling Chemicals, Inc., 10% Sr. Sec. 3,4,14 57,774 0 57,774 55,752 0 55,752 Nts., 12/19/07 --------------------------------------------------------------------------------------------------- ------------ ----------- TCI Communications, Inc., 9.80% Sr. 1,640,000 245,000 1,885,000 1,980,825 295,916 2,276,741 Unsec. Debs., 2/1/12 -------------------------------------------------------------------------------------------------------------------------- Time Warner Entertainment Co. LP: 1,050,000 154,020 8.375% Sr. Nts., 7/15/33 130,000 1,180,000 1,244,005 1,398,025 10.15% Sr. Nts., 5/1/12 308,000 65,000 373,000 375,452 79,235 454,687 -------------------------------------------------------------------------------------------------------------------------- Travelers Property Casualty Corp., 3.75% Sr. Unsec. Nts., 3/15/08 1,325,000 195,000 1,520,000 1,292,959 190,285 1,483,244 -------------------------------------------------------------------------------------------------------------------------- TXU Energy Co., 6.125% Nts., 3/15/08 1,165,000 165,000 1,330,000 1,184,748 167,797 1,352,545 ------------------------------------------------------------ ----------------------------- ------------ ---------- ----------- Tyco International Group SA: 1,560,000 229,822 ----------- 6.125% Unsec. Unsub. Nts., 11/1/08 225,000 1,785,000 1,593,432 1,823,254 6.125% Unsec. Unsub. Nts., 1/15/09 212,000 31,000 243,000 216,822 31,705 248,527 6.375% Sr. Unsec. Unsub. Nts., 2/15/06 1,135,000 165,000 1,300,000 1,136,885 165,274 1,302,159 -------------------------------------------------------------------------------------------------------------------------- Univision Communications, Inc., 3.50% Sr. Unsec. Nts., 10/15/07 1,465,000 210,000 1,675,000 1,421,756 203,801 1,625,557 -------------------------------------------------------------------------------------------------------------------------- Verizon Global Funding Corp.: 915,000 130,544 5.85% Nts., 9/15/35 135,000 1,050,000 884,796 1,015,340 7.25% Sr. Unsec. Unsub. Nts., 12/1/10 840,000 120,000 960,000 912,453 130,350 1,042,803 -------------------------------------------------------------------------------------------------------------------------- Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts., 6/15/07 3 1,795,000 260,000 2,055,000 1,808,177 261,909 2,070,086 -------------------------------------------------------------------------------------------------------------------------- Western Forest Products, Inc., 15% Sec. 6,14 302,804 0 302,804 325,515 0 325,515 Nts., 7/28/09 --------------------------------------------------------------------------------------------------- ------------ ----------- Yum! Brands, Inc., 8.50% Sr. Unsec. 1,785,000 260,000 2,045,000 1,802,564 262,558 2,065,122 Nts., 4/15/06 ----------------------------------- Total Non-Convertible Corporate Bonds 9 and Notes (Cost $121,636,568, Cost $17,110,532, Combined Cost $138,747,100) 121,248,168 17,110,631 138,358,79 -------------------------------------------------------------------------------------------------------------------------- Short-Term Notes--0.2% -------------------------------------------------------------------------------------------------------------------------- Federal Home Loan Bank, 3.40%, 1/3/06 0 2,000,000 2,000,000 0 1,999,622 1,999,622 -------------------------------------------------------------------------------------------------------------------------- Joint Repurchase Agreements--8.3% -------------------------------------------------------------------------------------------------------------------------- Undivided interest of 5.72% in joint 80,824,000 0 80,824,000 80,824,000 0 80,824,000 repurchase agreement (Principal Amount/Value $1,414,200,000, with a maturity value of $1,414,844,247) with UBS Warburg LLC, 4.10%, dated 12/30/05, to be repurchased at $80,860,820 on 1/3/06, collateralized by Federal Home Loan Mortgage Corp., 5%, 1/1/35, with a value of $157,513,104 and Federal National Mortgage Assn., 5%--5.50%, 3/1/34--10/1/35, with a value of $1,301,420,187 -------------------------------------------------------------------------------------------------------------------------- Undivided interest of 0.55% in joint 0 6,602,000 6,602,000 0 6,602,000 6,602,000 repurchase agreement (Principal Amount/Value $1,203,488,000, with a maturity value of $1,204,036,256) with UBS Warburg LLC, 4.10%, dated 12/30/05, to be repurchased at $6,605,008 on 1/3/06, collateralized by Federal Home Loan Mortgage Corp., 5%--5.50%, 1/1/35--11/1/35, with a value of $565,118,538 and Federal National Mortgage Assn., 5.50%--6%, 11/1/34--1/1/36, with a value of $676,946,908 ----------------------------------- Total Joint Repurchase Agreements (Cost $80,824,000, Cost $6,602,000, Combined Cost $87,426,000) 80,824,000 6,602,000 87,426,000 -------------------------------------------------------------------------------------------------------------------------- Investments Purchased with Cash Collateral from Securities Loaned--2.3% -------------------------------------------------------------------------------------------------------------------------- Asset Backed Floating Note--0.2% -------------------------------------------------------------------------------------------------------------------------- Whitehawk CDO Funding Corp., 4.561%, 15 2,000,000 0 2,000,000 2,000,000 0 2,000,000 3/15/06 -------------------------------------------------------------------------------------------------------------------------- Joint Repurchase Agreements--2.0% -------------------------------------------------------------------------------------------------------------------------- Undivided interest of 0.66% in joint 15 20,936,045 0 20,936,045 20,936,045 0 20,936,045 repurchase agreement (Principal Amount/Value $3,150,000,000, with a maturity value of $3,151,501,500) with Nomura Securities, 4.29%, dated 12/30/05, to be repurchased at $20,946,025 on 1/3/06, collateralized by U.S. Agency Mortgages, 3.34%--9.50%, 6/1/08--5/1/38, with a value of $3,213,000,000 -------------------------------------------------------------------------------------------------------------------------- Master Floating Note--0.1% -------------------------------------------------------------------------------------------------------------------------- Bear Stearns, 4.37%, 1/3/06 15 1,000,000 0 1,000,000 1,000,000 0 1,000,000 ----------------------------------- Total Investments Purchased with Cash Collateral from Securities Loaned (Cost $23,936,045) 698,051,300 95,106,773 793,158,073 23,936,045 0 23,936,045 ------------ -------------------------------------------------------------------------------------------------------------- Total Investments, at Value (Cost 116.1% 113.5% 115.8% 1,065,345, 7148,877,872 1,214,223,848 $949,265,274, Cost $139,833,194, Combined Cost $1,089,098,468) -------------------------------------------------------------------------------------------------------------------------- Liabilities in Excess of Other Assets (16.1) (13.5) (15.8) (147,727,6 9(17,753,257 (165,480,936) -------------------------------------------------------------------------------------------------------------------------- Net Assets 100.0% 100.0% 100.0% $917,618,2 7$131,124,61 $1,048,742,912 =========================================================================== Footnotes to Statement of Investments 1. Non-income producing security. 2. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows: 3. Partial or fully-loaned security. Loaned securities only apply to Oppenheimer Balanced Fund. 4. Illiquid security. The aggregate value of illiquid securities as of December 31, 2005 was $260,752, $606,419 (Combined $867,171), which represents 0.03%, 0.46% (Combined 0.08%) of the Fund's net assets. 5. Represents the current interest rate for a variable or increasing rate security. 6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $12,424,033 or 1.35%, $1,822,630 or 1.39% (Combined $14,246,663 or 1.36%) of the Fund's net assets as of December 31, 2005. 7. When-issued security or forward commitment to be delivered and settled after December 31, 2005. 8. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). These securities amount to $12,719,828 or 1.39%, $1,835,519 or 1.40% (Combined $14,555,347 or 1.39%) of the Fund's net assets as of December 31, 2005. 9. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. These securities amount to $581,471 or 0.06%, $89,465 or 0.07% (Combined $671,206 or 0.06%) of the Fund's net assets as of December 31, 2005. 10. Zero coupon bond reflects effective yield on the date of purchase. 11. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts. The aggregate market value of such securities is $1,737,694, $239,918 (Combined $1,977,612). 12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. 13. Issue is in default. Non-income producing. 14. Interest or dividend is paid-in-kind. 15. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.
Pro Forma Combining Statements of Assets and Liabilities December 31, 2005 (Unaudited) Oppenheimer Disciplined Allocation Fund and Oppenheimer Balanced Fund Oppenheimer Oppenheimer Disciplined Balanced Allocation Fund Fund ---------------------------------- ASSETS: $1,065,345,976 $148,877,872 Investments, at value (cost * ) 110,524 53,841 Cash 12,954 911 Futures margin 14,858 2,825 Unrealized appreciation on swap contracts Receivables: 20,753,848 2,818,060 Investments sold 3,955,633 569,507 Interest, dividends and principal paydowns 432,371 2,140 Shares of beneficial interest sold 26,067 6,298 ---------------------------------- Other $1,090,652,231 $152,331,454 ---------------------------------- Total assets LIABILITIES: 23,936,045 - Return of collateral for securities loaned Payables and other 20,895,539 liabilities: 147,944,298 Investments purchased 253,971 129,963 Shares of beneficial interest redeemed 489,556 81,774 Distributions and service plan fees 157,344 29,291 Trustees' and Directors' fees 89,538 26,676 Shareholder reports 118,236 21,111 Transfer and shareholder servicing agent fees 44,946 22,485 ---------------------------------- Other 173,033,934 21,206,839 ---------------------------------- Total liabilities $917,618,297 $131,124,615 ================================== NET ASSETS COMPOSITION OF NET ASSETS: Paid-in capital: - 126,601 Par value of shares of capital stock 797,372,167 126,474,364 Additional paid-in capital 3,901,393 56,644 Undistributed net investment income Accumulated net realized gain from investments and (272,314) (4,657,879) foreign currency transactions Net unrealized appreciation on investments and translation 116,617,051 9,124,885 ------------------------------------------- of assets and liabilities 917,618,297 131,124,615 denominated in foreign currencies =========================================== NET ASSETS Pro Forma Combining Statements of Assets and Liabilities December 31, 2005 (Unaudited) Oppenheimer Disciplined Allocation Fund and Oppenheimer Balanced Fund Oppenheimer Oppenheimer Disciplined Balanced Allocation Fund Fund ----------------------------------- Net Asset Value Per Share Class A Shares: Net asset value and redemption price per share (based on net assets of $719,288,112, $108,080,052, and $827,368,164 and 53,115,407, 7,334,395, and 61,096,566 shares of beneficial interest or capital shares outstanding for Oppenheimer Balanced Fund, Oppenheimer Disciplined Allocation Fund and combined Oppenheimer Balanced Fund, respectively) $13.54 $14.74 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price) $14.37 $15.64 Class B Shares: Net asset value and redemption price per share (based on net assets of $96,126,035, $12,453,364, and $108,579,399 and 7,247,572, 832,162 and 8,186,513 shares of beneficial interest or capital shares outstanding for Oppenheimer Balanced Fund, Oppenheimer Disciplined Allocation Fund and combined Oppenheimer Balanced Fund, respectively) $13.26 $14.97 Class C Shares: Net asset value and redemption price per share (based on net assets of $89,514,378, $8,786,722, and $98,301,099and 6,717,928, 604,180 and 7,377,364 shares of beneficial interest or capital shares outstanding for Oppenheimer Balanced Fund, Oppenheimer Disciplined Allocation Fund and combined Oppenheimer Balanced Fund, respectively) $13.32 $14.54 Class N Shares: Net asset value and redemption price per share (based on net assets of $12,689,772, $1,804,477, and $14,494,249 and 945,978, 122,882 and 1,080,496 shares of beneficial interest or capital shares outstanding for Oppenheimer Balanced Fund, Oppenheimer Disciplined Allocation Fund and combined Oppenheimer Balanced Fund, respectively) $13.41 $14.68 *Cost $949,265,274 $139,833,194 (1) Represents the conversion from par value shares to no par value shares. (2) Oppenheimer Disciplined Allocation Fund Class A shares will be exchanged for Oppenheimer Balanced Fund Class A shares. Oppenheimer Disciplined Allocation Fund Class B shares will be exchanged for Oppenheimer Balanced Fund Class B shares. Oppenheimer Disciplined Allocation Fund Class C shares will be exchanged for Oppenheimer Balanced Fund Class C shares. Oppenheimer Disciplined Allocation Fund Class N shares will be exchanged for Oppenheimer Balanced Fund Class N shares. Pro Forma Combining Statements of Operations For The Year Ended December 31, 2005 (Unaudited) Oppenheimer Disciplined Allocation Fund and Oppenheimer Balanced Fund Oppenheimer Oppenheimer Disciplined Balanced Allocation Fund Fund -------------------------------------- INVESTMENT INCOME: Interest $18,544,489 $2,629,950 Dividends (net of foreign withholding taxes of $184,559 and $4,246) 5,949,384 887,547 Portfolio lending fees 58,120 - Other income 33,230 5,926 -------------------------------------- Total income $24,585,223 $3,523,423 -------------------------------------- EXPENSES: Management fees 6,197,873 820,415 Distribution and service plan fees: Class A 1,426,130 266,719 Class B 945,599 132,763 Class C 821,808 78,308 Class N 55,187 8,483 Transfer and shareholder servicing agent fees Class A 852,491 172,490 Class B 214,244 32,518 Class C 143,540 20,921 Class N 28,189 5,813 Shareholder reports Class A 122,010 35,578 Class B 41,721 8,974 Class C 23,220 4,810 Class N 2,887 710 Custodian fees and expenses 4,559 750 Legal, auditing and other professional fees 67,543 44,430 Insurance expenses 9,523 3,742 Trustees' or Directors' fees and expenses 29,054 2,960 Registration and filing fees: 10,694 1,640 Other 7,564 7,704 Total Expenses 11,003,836 1,649,728 -------------------------------------- Less management fee waiver - - Less waivers and reimbursements of expenses Class A - - Class B - - Class C - - Class N - (41) Net Expenses 11,003,836 1,649,687 -------------------------------------- Pro Forma Combining Statements of Operations For The Year Ended December 31, 2005 (Unaudited) Oppenheimer Oppenheimer Disciplined Balanced Allocation Fund Fund -------------------------------------- NET INVESTMENT INCOME 13,581,387 1,873,736 -------------------------------------- REALIZED AND UNREALIZED GAIN (LOSS): Net realized gain (loss) from: Investments 37,283,490 6,005,377 Foreign currency transactions (72,589) 1,852 Swap contracts (137,030) (25,898) Closing of futures contracts 3,107,135 581,505 -------------------------------------- Net realized gain 40,181,006 6,562,836 -------------------------------------- Net change in unrealized appreciation or depreciation on: Investments 116,095,558 9,047,508 Translation of assets and liabilities denominated in foreign currencies 130 224 Swap contracts 96,477 15,589 Futures contracts 424,885 61,564 -------------------------------------- Net unrealized gain 116,617,050 9,124,885 -------------------------------------- Net realized and unrealized gain 156,798,056 15,687,721 -------------------------------------- NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $170,379,443 $17,561,457 ====================================== (1) Elimination of expense.

                                                 PROXY CARD
                                  OPPENHEIMER DISCIPLINED ALLOCATION FUND

Proxy for a Special Meeting of Shareholders to be held on March 15, 2006

The undersigned,  revoking prior proxies,  hereby appoints Brian Wixted,  Brian Szilagyi and Kathleen Ives, and each of them, as  attorneys-in-fact  and proxies of the  undersigned,  with full power of substitution, to  vote  shares  held in the  name of the  undersigned  on the  record  date  at the  Special  Meeting  of
Shareholders of Oppenheimer  Disciplined  Allocation Fund (the "Fund") to be held at 6803 South Tucson Way,
Centennial,  Colorado,  80112, on May 5, 2006, at 1:00 p.m.  Mountain time, or at any adjournment  thereof, upon the  proposal  described in the Notice of Meeting and  accompanying  Prospectus  and Proxy  Statement, which have been received by the undersigned.

This proxy is  solicited  on behalf of the Fund's Board of  Directors,  and the proposal  (set forth on the reverse  side of this proxy card) has been  proposed by the Board of  Directors.  When  properly  executed, this  proxy  will be voted as  indicated  on the  reverse  side or  "FOR"  the  proposal  if no  choice  is indicated.  The proxy will be voted in  accordance  with the proxy  holders'  best judgment as to any other matters that may arise at the Meeting.

CONTROL NUMBER:  999  9999  9999  999
Note:  Please  sign this proxy  exactly as your name or names  appear  hereon.  Each joint  owner  should sign.  Trustees and other fiduciaries  should indicate the capacity in which they sign. If a corporation, partnership or other entity,  this signature  should be that of a duly  authorized  individual who should state his or her title.

Signature

Signature of joint owner, if any

Date

 PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]

1. To approve an Agreement  and Plan of  Reorganization  between  Oppenheimer  Disciplined  Allocation  Fund
   ("Disciplined   Allocation  Fund")  and  Oppenheimer   Balanced  Fund  ("Balanced  Fund")  and  the
   transactions  contemplated  thereby,  including:  (a) the transfer of substantially  all the assets of  Disciplined  Allocation  Fund to Balanced  Fund in  exchange  for Class A, Class B, Class C and
   Class N shares of Balanced  Fund,  (b) the  distribution  of such  shares of  Balanced  Fund to the
   Class A, Class B, Class C and Class N  shareholders  of  Disciplined  Allocation  Fund in  complete liquidation of Disciplined  Allocation Fund and (c) the  cancellation of the outstanding  shares of
   Disciplined Allocation Fund.

Oppenheimer
Disciplined Allocation Fund

Prospectus dated February 28, 2005

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Disciplined Allocation Fund is a mutual fund. It seeks to maximize total investment return by allocating its assets primarily among stocks, corporate bonds, U.S. government securities and money market instruments.

      This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account.

(logo) OppenheimerFunds
The Right Way to Invest

41

Contents

            About the Fund
------------------------------------------------------------------------------------------------------------

                  The Fund's Investment Objective and Principal Investment Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

            About Your Account
------------------------------------------------------------------------------------------------------------

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class N Shares

                  Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Internet Website
                  Retirement Plans

                  How to Sell Shares
                  By Wire
                  By Mail
                  By Telephone

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S.
government securities and money market instruments, according to changing market conditions.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests mainly in stocks, bonds and money market instruments.
The Fund's investment Manager, OppenheimerFunds, Inc., can allocate the Fund's investments among these different types of securities in different proportions at different times to seek the Fund's objective.
That allocation is based on the Manager's judgment of where the best opportunities are for total return after evaluating market and economic conditions.

      At least 25% of the Fund's total assets normally will be invested in fixed-income senior securities.
Otherwise, the Fund is not required to allocate its investments among stocks, bonds and money market instruments in any fixed proportion. The Fund may have none or some of its assets invested in each asset class in relative proportions that change over time based on market and economic conditions.

--------------------------------------------------------------------------------------------------------
     What is a "Senior" security?
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
     A security that has priority over other securities in the event of a claim or bankruptcy liquidation.
--------------------------------------------------------------------------------------------------------

Equity Securities. The Fund can buy a variety of domestic and foreign equity investments, including common and preferred stocks, warrants and convertible securities (many of which are debt securities that the
      Manager considers to be "equity substitutes" because of their conversion feature). The Fund currently emphasizes its equity investments in stocks of domestic issuers. The Fund can buy securities of companies in different capitalization ranges.

Debt Securities. The Fund can invest in a variety of debt securities (including convertible securities), such as securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, including mortgage-related securities and collateralized mortgage obligations
      ("CMOs"), and forward rolls with respect to mortgage-related securities. It also can buy municipal securities, foreign government securities, and domestic and foreign corporate debt obligations. The
      Fund can buy debt securities rated below investment grade (these are commonly called "junk bonds"), but has limits on those investments, as discussed below.  The Fund does not limit its investments to debt securities of a particular maturity range, and may hold both short- and long term debt securities.

Money Market Instruments. Under normal market conditions (when the equity and debt securities markets are not unstable, in the Manager's view), the Fund can hold up to 40% of its total assets in money market instruments, such as short-term U.S. government securities and commercial paper.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting equity securities for purchase or sale by the Fund, the Fund's portfolio managers use an investment process that combines both
"value" and "growth" investment styles. They use a value strategy to find issuers whose securities are believed to be undervalued in the marketplace. A growth investing style encompasses a search for companies whose stock price is expected to increase at a greater rate than the overall market. These issuers may be entering a growth phase marked by increases in earnings, sales, cash flows or other factors, which suggest that the stock may increase in value over time.

         The portfolio managers construct the equity portion of the portfolio using a "bottom up" approach, focusing on the fundamental prospects of individual companies and issuers, rather than on broad economic trends affecting entire markets and industries. The portfolio managers focus on factors that may vary over time and in particular cases. Currently they look for:
o     Individual stocks that are attractive based on fundamental stock analysis and company characteristics;
o     Growth stocks having high earnings potential and earnings and sales momentum; and
o     Dividend-paying common stocks of established companies for income.

      The portfolio  managers monitor  individual  issuers for changes in profit margins or slowing revenues that might  affect  future cash flows or growth.  The  existence of these  changes in a particular  case may trigger a decision to sell the  security.  The  portfolio  managers may consider  selling a stock for one or more of the following reasons:
o     The stock price has reached its target,
o     The company's fundamentals appear to be deteriorating, or
o     Better stock selections are believed to have been identified.
      These approaches may change over time.

      The Fund's portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the corporate and government sectors. The portfolio managers' overall strategy is to build a broadly diversified portfolio of corporate and government bonds. The portfolio managers currently focus on the factors below (which may vary in particular cases and may change over time), looking for:
o     Debt securities in market sectors that offer attractive relative value,
o     Investment-grade securities that offer more income than U.S. Treasury obligations with a good balance of risk and return,
o     High income potential from different types of corporate and government securities, and
o     Broad portfolio diversification to help reduce the volatility of the Fund's share prices.

      The portfolio managers may consider selling a bond for one or more of the following reasons:
o     The bond price has reached its target,
o     The bond's fundamentals appear to be deteriorating, or
o     Better bond selections are believed to have been identified.

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking total investment return over the long term from a flexible portfolio investing in different asset classes, including stocks and bonds. Because the Fund generally invests a substantial portion of its assets in stocks, those investors should be willing to assume the risks of share price fluctuations that are typical for a fund that can have substantial stock investments. Because the Fund's income level will fluctuate and generally will not be significant, it is not designed for investors needing an assured level of current income. Because of its focus on long-term total return, the Fund may be appropriate for a portion of a retirement plan investment.
However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree.  The Fund's investments are subject to changes in value from a number of factors described below. There is also the risk that poor security selection by the Manager will cause the Fund to underperform other funds having similar objectives. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently has substantial investments in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's per share prices, which will fluctuate as the values of the Fund's portfolio securities change.

       A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In particular, because the Fund currently emphasizes investments in stocks of
U.S. issuers, it will be affected primarily by changes in U.S. stock markets.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions that affect that industry more than others, or by changes in government regulations, availability of basic resources or supplies, or other events affecting that industry. To the extent that the Fund emphasizes investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Fund can invest in securities of large companies but it can also buy stocks of small- and medium-size companies, which may have more volatile stock prices than stocks of large companies.

Risks of Value Investing. Value investing seeks stocks having prices that are low in relation to what is believed to be their real worth or prospects. The Fund seeks to realize appreciation in the value of its holdings when other investors realize the intrinsic value of those stocks. In using a value investing style, there is the risk that the market will not recognize that the securities are undervalued and they might not appreciate in value as the Manager anticipates.

Risks of Growth Investing. Stocks of growth companies, particularly newer companies, may offer opportunities for greater capital appreciation but may be more volatile than stocks of larger, more established companies. If the company's earnings growth or stock price fails to increase as expected, the stock price of a growth company may decline sharply.
CREDIT RISK.  Debt securities are subject to credit risk.  Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. While the Fund's investments in U.S.
government securities are subject to little credit risk, the Fund's other investments in debt securities, particularly high-yield, lower-grade debt securities, are subject to risks of default. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities.

INTEREST RATE RISKS. Debt securities are subject to changes in value when prevailing interest rates change.
When prevailing interest rates fall, the values of outstanding debt securities generally rise. When prevailing interest rates rise, the values of outstanding debt securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for debt securities with longer-term maturities. However, interest rate changes may have different effects on the values of mortgage-related securities because of prepayment risks, discussed below.

PREPAYMENT RISK.  Mortgage-related securities, including forward rolls, are subject to the risks of unanticipated prepayment.  The risk is that when interest rates fall, borrowers under the mortgages that underlie these securities will prepay their mortgages more quickly than expected, causing the issuer of the security to prepay the principal to the Fund prior to the security's expected maturity.  The Fund may be required to reinvest the proceeds at a lower interest rate, reducing its income.  Mortgage-related securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall and have greater potential for loss when prevailing interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.  If the Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium.

RISKS OF FOREIGN INVESTING. While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to.

      The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      Additionally, if a fund invests a significant amount of its assets in foreign securities, it might expose the fund to "time-zone arbitrage" attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value, and the imposition of redemption fees may help deter those activities.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the
Fund, and can affect the value of the Fund's investments, its investment performance and the prices of its shares. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

      The stock markets can be volatile, and the prices of the Fund's shares will go up and down as a result. The Fund's income-oriented investments may help cushion the Fund's total return from changes in stock prices, but fixed-income securities have their own risks. The Fund seeks to reduce the effects of these risks by diversifying its investments over different asset classes. In the OppenheimerFunds spectrum, the Fund is generally more conservative than funds that invest only in stocks, but more aggressive than funds that invest solely in investment-grade bonds.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compare to those of broad-based market indices.  The after-tax returns for the other classes of shares will vary.

The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns would be less than those shown.
As of December 31, 2004, the year-to-date return before taxes for Class A shares was 8.58%.
During the period shown in the bar chart,  the highest return (not  annualized)  before taxes for a calendar quarter was 12.09%  (4thQtr98) and the lowest return (not  annualized)  before taxes for a calendar  quarter was -8.31% (3rdQtr01).

--------------------------------------------------------------------------------
Average  Annual Total  Returns                    5 Years          10 Years
for    the    periods    ended                  (or life of      (or life of
December 31, 2004                  1 Year     class, if less)  class, if less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class  A   Shares   (inception     2.34%           1.85%            6.69%
9/16/85)
  Return Before Taxes
  Return After Taxes on
  Distributions
  Return    After   Taxes   on     2.08%           1.19%            4.60%
  Distributions  and  Sale  of     1.74%           1.18%            4.57%
  Fund Shares
--------------------------------------------------------------------------------
S & P 500 Index (reflects no
deduction for fees, expenses       10.87%          -2.30%         12.07%(1)
or taxes)
--------------------------------------------------------------------------------
Merrill   Lynch    Gov't/Corp.
Master   Index   (reflects  no
deduction  for fees,  expenses
or taxes)                          4.15%           7.95%           7.78%(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class  B   Shares   (inception     2.61%           1.86%            5.51%
10/02/95)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class  C   Shares   (inception     6.66%           2.22%            4.80%
5/01/96)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class  N   Shares   (inception     7.11%           2.88%             N/A
3/1/01)
--------------------------------------------------------------------------------
(1) From 12/31/94.

The Fund's average annual total returns include the applicable sales charges:  for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charges of 5% (1-year)
and 2% (5-year); and for Class C and Class N, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, Class B "life-of-class"
performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The performance of the Fund's Class A shares is compared to the S&P 500 Index, an unmanaged index of common stocks, and the
Merrill Lynch Government and Corporate Master Index, a broad-based index of U.S. Treasury and government agency securities, corporate and Yankee bonds. The indices' performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the indices.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the
Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.  Shareholders pay other transaction expenses directly, such as sales charges. The numbers below are based on the Fund's expenses during its fiscal year ended October 31, 2004.

Shareholder Fees (charges paid directly from your investment):

----------------------------------------------------------------------------------
                              Class A       Class B      Class C       Class N
                               Shares       Shares        Shares       Shares
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Maximum Sales Charge           5.75%         None          None         None
(Load) on purchases (as %
of offering price)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Maximum Deferred Sales        None(1)        5%(2)        1%(3)         1%(4)
Charge (Load) (as % of the
lower of the original
offering price or
redemption proceeds)
----------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

-------------------------------------------------------------------------------
                               Class A       Class B     Class C    Class N
                                Shares       Shares       Shares      Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Management Fees                 0.63%         0.63%       0.63%       0.63%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distribution         and/or     0.25%         1.00%       1.00%       0.50%
Service (12b-1) Fees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Other Expenses                  0.25%         0.39%       0.39%       0.48%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total   Annual    Operating     1.13%         2.02%       2.02%       1.61%
Expenses
-------------------------------------------------------------------------------
Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays.  The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. After the waiver, the actual "Other Expenses" and "Total Annual Operating Expenses" as percentages of average daily net assets were 0.42% and 1.55% for Class N shares.  "Other Expenses" and "Total Annual Operating Expenses" for
Class A, Class B and Class C shares were the same as shown above.

1.    A contingent deferred sales charge may apply to redemptions of investments of $1 million or more
   ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2.    Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.
4.    Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

Examples.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:      1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares                $684          $915        $1,165        $1,878
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares                $707          $940        $1,299      $1,924(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares                $307          $640        $1,099        $2,371
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares                $265          $512         $883         $1,926
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not            1 Year       3 Years       5 Years      10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares                $684          $915        $1,165        $1,878
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares                $207          $640        $1,099      $1,924(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares                $207          $640        $1,099        $2,371
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares                $165          $512         $883         $1,926
--------------------------------------------------------------------------------
 In the first example,  expenses  include the initial sales charge for Class A and the  applicable  Class B,
 Class C and Class N contingent deferred sales charges. In the second example,  the Class A expenses include the sales  charge,  but Class B, Class C and Class N expenses  do not  include  contingent  deferred  sales charges.
 1.  Class  B  expenses  for  years 7  through  10 are  based  on  Class A  expenses  since  Class B  shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the Fund's portfolio among the different types of investments will vary over time based upon the evaluation of economic and market trends by the Manager. The Fund's portfolio might not always include all of the different types of investments described in this Prospectus. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one company.  Also, the Fund does not concentrate 25% or more of its total assets in any one industry.

      However, changes in the overall market prices of securities and any income they may pay can occur at any time. The prices and yields of the Fund's shares will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

Stock and Other Equity Investments. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stock.  The Fund's equity investments can include interests in real estate investment trusts. Those securities may be sensitive to changes in interest rates, and because the real estate market can be very volatile at times, the prices of those securities may change substantially. Because total return has two components, capital appreciation and income, the
      Manager might select stocks that offer the potential for either or both of those elements.

      While many convertible securities are debt securities, the Manager considers some of them to be
      "equity equivalents" because of the conversion feature. In that case their credit rating has less impact on the investment decision than in the case of other debt securities. Convertible securities are subject to credit risk and interest rate risk, discussed above.

      These securities might be selected for the Fund because they offer the ability to participate in stock market movements while offering some current income. Preferred stocks, while a form of equity security, typically have a fixed dividend that may cause their prices to behave more like those of debt securities. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

o     Value Stocks. These are stocks that appear to be temporarily undervalued, by various measures such as price/earnings ratios.  Value investing seeks stocks with prices that are low relative to what the
      Manager believes to be their real worth or future prospects.  The hope is that the Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.  However, there is the risk that the stock will not appreciate in value as anticipated.

o     Growth Stocks. The types of growth companies the Manager focuses on are larger, more established growth companies. Growth companies, for example, may be developing new products or services, such as companies in the technology sector, or they may be expanding into new markets for their products, such as companies in the energy sector. Newer growth companies tend to retain a large part of their earnings for research, development or investment in capital assets. Therefore, they do not tend to emphasize paying dividends and may not pay any dividends for some time. If they are selected for the
      Fund's portfolio, it is because the Manager believes the price of the stock will increase over time.

      The Fund is not required to allocate its equity investments among value and growth stocks in any fixed proportion. The Fund may invest its assets in relative proportions that change over time.

Debt Securities. The Fund can invest in a variety of debt securities to seek its objective. The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent credit rating by the Manager. The Fund's debt investments may be "investment grade" (that is, in the four highest rating categories of a nationally recognized rating organization) or may be lower-grade securities (sometimes called "junk bonds") rated as low as
      "B" by Moody's Investor Services, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P") or
      Fitch, Inc. ("Fitch") or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Manager). The Fund does not invest more than 10% of its total assets in unrated debt securities. A description of the ratings definitions of nationally recognized rating organizations is included in Appendix A to the
      Statement of Additional Information.

      While the Fund can invest as much as 20% of its total assets in lower-grade securities, currently it does not intend to invest more than 10% of its total assets in these investments. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations.  These risks can reduce the Fund's share prices and the income it earns.

U.S. Government Securities.  The Fund can invest in securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as
      "instrumentalities." These are referred to as "U.S. government securities" in this Prospectus.

o     U.S. Treasury Obligations. These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of more than one year and up to ten years when issued), and Treasury bonds (having maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Fund also can buy U. S. Treasury securities that have been "stripped" of their coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities, and Treasury
      Inflation-Protection Securities.

o     Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as
      Government National Mortgage Association pass-through mortgage certificates ("Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations
      ("Freddie Macs").  Securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks are
      neither guaranteed nor issued by the U.S. Government.

o     Mortgage-Related U.S. Government Securities. The Fund can buy interests in pools of residential or commercial mortgages, in the form of CMOs and other "pass-through" mortgage securities. CMOs that are
      U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series, each having different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. The Fund can have substantial amounts of its assets invested in mortgage-related U.S. government securities.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise.

o     Forward Rolls. The Fund can enter into "forward roll"  transactions  with respect to  mortgage-related securities.  In this type of transaction,  the Fund sells a  mortgage-related  security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price.

      During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities, or that the counterparty might default in its obligation. A substantial portion of the Fund's assets may be subject to forward roll transactions at any given time.

o     Private-Issuer Mortgage-Backed Securities. The Fund can invest a substantial portion of its assets in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S.
      government securities. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as the interest rate risks and prepayment risks of CMOs), although in some cases they may be supported by insurance or guarantees.

      If interest rates rise rapidly, prepayments of mortgages (the risks of which are described above) may occur at a slower rate than expected, and the expected maturity of long-term or medium-term mortgage-related securities could lengthen as a result. That could cause their values to fluctuate more, and the prices of the Fund's shares to fall.

Money Market Instruments and Short-Term Debt Securities. Under normal market conditions the Fund can invest in a variety of short-term debt obligations having a maturity of one year or less. These include:
o     Money market instruments. Generally, these are debt obligations having ratings in the top two rating categories of nationally recognized rating organizations (or equivalent ratings assigned by the
      Manager). Examples include commercial paper of domestic issuers or foreign companies (foreign issuers must have assets of $1 billion or more).
o     Short-term debt obligations of the U.S. government or corporations.
o     Obligations of domestic or foreign banks or savings and loan associations, such as certificates of deposit and bankers' acceptances.

      Under normal market conditions this strategy would be used primarily for cash management or liquidity purposes. The yields on shorter-term debt obligations tend to be less than on longer-term debt.
      Therefore, to the extent that the Fund uses this strategy, it might help preserve principal but may reduce opportunities to seek growth of capital as part of its objective of total return.

Foreign Securities. The Fund can invest up to 25% of its total assets in securities of companies or governments in any country, developed or underdeveloped. These include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities. See the "Main Risks" section above for a description of some of the risks associated with foreign investing. The Statement of Additional
      Information includes more detailed information regarding the risks of foreign investing, including the risks associated with investments in emerging market countries.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE?  The Fund's Board of Directors can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional
Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional
Information says that it is.

OTHER INVESTMENT STRATEGIES.  To seek its objective, the Fund can use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Zero-Coupon and "Stripped" Securities.  Some of the government and corporate debt securities the Fund buys are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Some
      CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Interest-only securities are particularly sensitive to changes in interest rates.

      The values of interest-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages. Principal-only securities are also sensitive to changes in interest rates. For example, when prepayments decrease, the yields on principal-only securities also decrease. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price. The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. government or U.S. companies.

Derivative Investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, mortgage-related securities, asset-backed securities and "stripped" securities are examples of derivatives the Fund can use.

o     There are Special Risks in Using Derivative Investments. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the
      Manager expected it to perform. If that happens, the Fund's share prices could decline or the Fund could get less income than expected. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives.  Some derivative investments held by the Fund may be illiquid. The Fund has limits on the amount of particular types of derivatives it can hold.
      However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices.

Hedging.  The Fund can buy and sell futures contracts, put and call options, swaps, and forward contracts.
      These are all referred to as "hedging instruments."  The Fund does not use hedging instruments for speculative purposes. The Fund has limits on its use of hedging instruments and is not required to use them in seeking its investment objective.

      The Fund could buy and sell options, futures and forward contracts for a number of purposes. Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market. The Fund may also try to manage its exposure to changing interest rates by using hedging instruments.

      There are also special risks in particular hedging strategies. For example, options trading involves the payment of premiums and can increase portfolio turnover. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the hedge might fail and the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary Defensive and Interim Investments. In times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Fund's principal investment strategies.  Generally, they would be short-term
      U.S. government securities, high-grade commercial paper, bank obligations or repurchase agreements.
      The Fund can also hold these types of securities pending the investment of proceeds from the sale of
      Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Convertible Securities. Many convertible securities are a form of debt security, but the Manager regards some of them as "equity substitutes" because of their feature allowing them to be converted into common stock. Therefore, their credit ratings have less impact on the Manager's investment decision than in the case of other debt securities. The Fund's investments in convertible securities may include securities rated as low as "B" by Moody's, S&P or Fitch or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having comparable ratings assigned by the Manager and subject to the Fund's limitation on investing in unrated securities as stated above). Those ratings are below "investment grade" and the securities are subject to greater risk of default by the issuer than investment-grade securities.

"When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase securities on a "when-issued"
      basis and can purchase or sell securities on a "delayed-delivery" basis. Between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the when-issued security declines prior to the settlement date. No income accrues to the Fund on a when-issued security until the Fund receives the security on settlement of the trade.
Asset-Backed Securities. The Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the security. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price.
      Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Board can increase that limit to 15%. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Portfolio Turnover. The Fund may engage in active and frequent trading to try to achieve its objective. The
      Fund's portfolio turnover rate will fluctuate from year to year, depending on market conditions.
      Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance). If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The
      Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

PORTFOLIO HOLDINGS.  The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made.  The Fund also makes disclosures of the portfolio securities holdings in Statement of
Investments under Form N-Q, filed with the Securities and Exchange Commission (the "SEC") no later than 60 days after the close of the first and third fiscal quarters. These additional quarterly filings are publicly available at the SEC.  Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of the Fund's fiscal quarter.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business.  The Manager carries out its duties, subject to the policies established by the Fund's Board of Directors, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the
Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The  Manager  has been an  investment  advisor  since  1960.  The  Manager  and its  subsidiaries  and controlled  affiliates  managed more than $170 billion in assets as of December  31, 2004,  including  other
Oppenheimer  funds  with more than 7 million  shareholder  accounts.  The  Manager  is  located at Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Portfolio Managers.  The equity portion of the Fund's portfolio is managed by Christopher Leavy and
      Emmanuel Ferreira, supported by other members of the Manager's value portfolio team, and the fixed-income portion of the portfolio is managed by Angelo Manioudakis, supported by other members of the Manager's high-grade fixed-income team.  Mr. Leavy is a Senior Vice President of the Manager since (September 2000), a Vice President of the Fund and an officer of other Oppenheimer funds.
      Prior to joining the Manager, he was a portfolio manager at Morgan Stanley Dean Witter Investment
      Management (1997-September 2000).  Mr. Ferreira is a Vice President of the Manager and of the Fund
      and Mr. Manioudakis is a Senior Vice President of the Manager (since April 2002).  Prior to joining the Manager in January 2003, Mr. Ferreira was a portfolio manager at Lashire Investments (July
      1999-December 2002).  Prior to joining the Manager, Mr. Manioudakis was an Executive Director and
      portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management
      (August 1993-April 2002).

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.625% of the first $300 million of average annual net assets of the Fund, 0.500% of the next $100 million, and 0.450% of average annual net assets in excess of $400 million.  The Fund's management fee for the last fiscal year ended October
      31, 2004, was 0.63% of average annual net assets for each class of shares.

Pending Litigation.  A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and Transfer Agent, as well as 51 of the Oppenheimer funds
      (collectively the "funds") including the Fund, 31 present and former Directors or Trustees and 9 present and former officers of certain of the Funds. This complaint, filed in the U.S. District Court for the Southern District of New York on January 10, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and
      12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment
      Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law.  The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor,
Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the
      Distributor on your behalf. A broker or dealer may charge for that service.
Buying Shares Through the Distributor. Complete an OppenheimerFunds new account application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver,
      Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal
      Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire
      Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to
      "AccountLink," below for more details.
o     Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with
      AccountLink. Details are in the Asset Builder application and the Statement of Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o     If you establish one of the many types of retirement plan accounts that OppenheimerFunds offers, more fully described below under "Special Investor Services," you can start your account with as little as
      $500.
o     By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional
      Information), or government allotment plan, you can make subsequent investments (after making the initial investment of $500) for as little as $50. For any type of account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o     The minimum investment requirement does not apply to reinvesting dividends from the Fund or other
      Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask
      your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.
AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New
      York Stock Exchange (the "Exchange"), on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day.  To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations.  If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the
      Board of Directors believes accurately reflects the fair value.  Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

      The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee.  Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund.
      Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S.
      markets on a trading day after the close of foreign securities markets.  The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

The Offering Price. To receive the offering price for a particular day, the Distributor or your financial intermediary must receive your order by the time the Exchange closes. If your order is received on a day when the Exchange is closed or after it has closed on a regular business day, the order will receive the offering price that is determined on the next regular business day.

Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of the Exchange and transmit it to the Distributor so that it is received before the
      Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price, unless your dealer has made alternative arrangements with the Distributor. Otherwise, the order will receive the next offering price that is determined.

------------------------------------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy
      Class A Shares?" below.
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class
      C Shares?" below.
------------------------------------------------------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class N Shares?"
      below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class
      B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

   o  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should most likely invest in Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares.
      That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.  For that reason, the Distributor normally will not accept purchase orders of $100,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.  Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with those limits.

o     Investing  for the Longer Term.  If you are  investing  less than  $100,000 for the  longer-term,  for example for retirement,  and do not expect to need access to your money for seven years or more, Class
      B shares may be appropriate.

Are There  Differences in Account Features That Matter to You? Some account features may not be available to
      Class B, Class C and Class N shareholders.  Other features may not be advisable (because of the effect of the  contingent  deferred sales charge) for Class B, Class C and Class N  shareholders.  Therefore, you should  carefully  review how you plan to use your investment  account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the
      Class B, Class C and Class N asset-based sales charge described below and in the Statement of
      Additional Information.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that
      Class B, Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The
      Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information.
Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As a
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $25,000             5.75%             6.10%             4.75%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $25,000 or more but           5.50%             5.82%             4.75%
 less than $50,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.75%             4.99%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.75%             3.90%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.60%
 less than $1 million
 ------------------------------------------------------------------------------
  Due to rounding,  the actual sales  charge for a  particular  transaction  may be higher or lower than the rates listed above.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information
details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

Can You Reduce Class A Sales Charges?  You and your spouse may be eligible to buy Class A shares of the
Fund at reduced sales charge rates set forth in the table above under the Fund's "Right of Accumulation" or a "Letter of Intent." The Fund reserves the right to modify or to cease offering these programs at any time.

o     Right of Accumulation.  To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you can add the value of any Class A, Class B or, effective March 18, 2005, Class C shares of the Fund or other
         Oppenheimer funds that you or your spouse currently own, or are currently purchasing, to the value of your Class A share purchase. Your Class A shares of Oppenheimer Money Market Fund,
         Inc. or Oppenheimer Cash Reserves on which you did not pay a sales charge will not be counted for this purpose.  In totaling your holdings, you may count shares held in your individual accounts (including IRAs and 403(b) plans), your joint accounts with your spouse, or accounts you or your spouse hold as trustees/directors or custodians on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including employee benefit plans for the same employer) that has multiple accounts. To qualify for this Right of Accumulation, if you are buying shares directly from the Fund you must inform the Fund's Distributor of your eligibility and holdings at the time of your purchase. If you are buying shares through your financial intermediary you must notify your intermediary of your eligibility for this Right of Accumulation at the time of your purchase.

               To count shares of eligible Oppenheimer funds held in accounts at other intermediaries under this Right of Accumulation, you may be requested to provide the Distributor or your current intermediary (depending on the way you are buying your shares) a copy of each account statement showing your current holdings of the Fund or other eligible Oppenheimer funds, including statements for accounts held by you and your spouse or in retirement plans or trust or custodial accounts for minor children as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible Oppenheimer fund accounts based on the current offering price per share to determine what Class A sales charge breakpoints you may qualify for on your current purchase.

o     Letters of Intent.  You may also qualify for reduced Class A sales charges by submitting a Letter of
         Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or (effective March 18th) Class C shares of the
         Fund or other Oppenheimer funds over a 13-month period. The total amount of your intended purchases of Class A, Class B and (effective March 18th) Class C shares will determine the reduced sales charge rate that will apply to your Class A share purchases of the Fund during that period. You can choose to include purchases made up to 90 days before the date that you submit a Letter.  Your Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash
         Reserves on which you did not pay a sales charge will not be counted for this purpose.
         Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares.
         You may also be able to also apply the Right of Accumulation to these purchases.

            If you do not complete the Letter of Intent, the front-end sales charge you paid on your purchases will be recalculated to reflect the actual value of shares you purchased.  A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose.
         Please refer to "How to Buy Shares - Letters of Intent" in the Fund's Statement of Additional
         Information for more complete information.

Other Special Sales Charge Arrangements and Waivers.  The Fund and the Distributor offer other opportunities to purchase shares without front-end or contingent deferred sales charges under the programs described below. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.
o     Dividend Reinvestment.  Dividends and/or capital gains distributions received by a shareholder from the Fund may be reinvested in shares of the Fund or any of the other Oppenheimer funds without a sales charge, at the net asset value per share in effect on the payable date. You must notify the Transfer Agent in writing to elect this option and must have an existing account in the fund selected for reinvestment.
o     Exchanges of Shares.  Shares of the Fund may be exchanged for shares of certain other Oppenheimer funds at net asset value per share at the time of exchange, without sales charge, and shares of the Fund can be purchased by exchange of shares of certain other Oppenheimer funds on the same basis. Please refer to "How to Exchange Shares" in this Prospectus and in the Statement of
         Additional Information for more details, including a discussion of circumstances in which sales charges may apply on exchanges.
o     Reinvestment Privilege.  Within six months of a redemption of certain Class A and Class B shares, the proceeds may be reinvested in Class A shares of the Fund without sales charge. This privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class
         A or Class B shares that were subject to a contingent deferred sales charge when redeemed. The investor must ask the Transfer Agent for that privilege at the time of reinvestment and must identify the account from which the redemption was made.
o     Other Special Reductions and Waivers. The Fund and the Distributor offer additional arrangements to reduce or eliminate front-end sales charges or to waive contingent deferred sales charges for certain types of transactions and for certain classes of investors (primarily retirement plans that purchase shares in special programs through the Distributor). These are described in greater detail in Appendix C to the Statement of Additional Information, which may be ordered by calling 1.800.225.5677 or through the OppenheimerFunds website, at www.oppenheimerfunds.com
         (follow the hyperlinks: "Access Accounts and Services" - Forms & Literature" - "Order
         Literature" - "Statements of Additional Information"). A description of these waivers and special sales charge arrangements is also available for viewing on the OppenheimerFunds website
         (under the hyperlinks "Research Funds - Fund Documents - View a description..."). To receive a waiver or special sales charge rate under these programs, the purchaser must notify the
         Distributor (or other financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those waivers that apply to contingent deferred sales charges.
o     Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by (1) retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by (2) retirement plans that are part of a retirement plan product or platform offered by banks, broker-dealers, financial advisors, insurance companies or record-keepers that have entered into a special agreement with the Distributor for this purpose. The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions described in "Retirement Plans" in the Statement of Additional Information. No contingent deferred sales charge is charged upon the redemption of such shares.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or on purchases of Class
      A shares by certain retirement plans that satisfied certain requirements prior to March 1, 2001
      ("grandfathered retirement accounts").  However, those Class A shares may be subject to a Class A contingent deferred sales charge, as described below.  Retirement plans holding shares of Oppenheimer funds in an omnibus account(s) for the benefit of plan participants in the name of a fiduciary or financial intermediary (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge.

      The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than purchases by grandfathered retirement accounts.  For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million.  In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18-month "holding period" measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o     the original net asset value of the redeemed shares.

The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the
Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds.
The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

 ----------------------------------------------------------------------------
 Years Since Beginning of Month in      Contingent Deferred Sales Charge on
 Which Purchase Order was Accepted      Redemptions in That Year
                                        (As % of Amount Subject to Charge)
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 0 - 1                                  5.0%
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 1 - 2                                  4.0%
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 2 - 3                                  3.0%
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 3 - 4                                  3.0%
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 4 - 5                                  2.0%
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 5 - 6                                  1.0%
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 More than 6                            None
 ----------------------------------------------------------------------------
 In the table,  a "year" is a 12-month  period.  In applying the contingent  deferred sales charge,  all purchases  are  considered  to have been made on the first  regular  business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other
      Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement plans (including IRAs and
403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional
Information for other circumstances where Class N shares are available for purchase.

      Class N shares are sold at net asset value without an initial sales charge. A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:
o     The group retirement plan is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

      Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and the special account features applicable to purchasers of those other classes of shares described elsewhere in this
Prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the
      Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. With respect to Class A shares subject to a Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer. The Distributor retains the first year's service fee paid by the Fund. After the shares have been held by grandfathered retirement accounts for a year, the Distributor pays the service fee to dealers on a quarterly basis.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor normally pays the 0.25%
      service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore
      4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge.
      See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore
      1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. The
      Distributor normally retains the asset-based sales charge on Class C shares during the first year after the purchase of Class C shares. See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore
      1.0% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. See the Statement of Additional Information for exceptions.

      Under certain circumstances, the Distributor will pay the full Class B, Class C or Class N asset-based sales charge and the service fee to the dealer beginning in the first year after purchase of such shares in lieu of paying the dealer the sales concession and the advance of the first year's service fee at the time of purchase, if there is a special agreement between the dealer and the
      Distributor.  In those circumstances, the sales concession will not be paid to the dealer.

      For Class C shares purchased through the OppenheimerFunds Recordkeeper Pro program, the Distributor will pay the Class C asset-based sales charge to the dealer of record in the first year after the purchase of such shares in lieu of paying the dealer a sales concession at the time of purchase.  The
      Distributor will use the service fee it receives from the Fund on those shares to reimburse FASCorp for providing personal services to the Class C accounts holding those shares.

      In addition, the Manager and the Distributor may make substantial payments to dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Manager receives from the Fund.  Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing."  In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers.  You should ask your dealer or financial intermediary for more details about any such payments it receives.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone (through a service representative or by
      PhoneLink) or automatically under Asset Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request
AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the
Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the
Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the
PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677.
      You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the
      Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell
      Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the
Transfer Agent or consult the Statement of Additional Information for details.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.
      Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a check
   o  The redemption check is not payable to all shareholders listed on the account statement
   o  The redemption check is not sent to the address of record on your account statement
   o  Shares are being transferred to a Fund account with a different owner or name
   o  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.225.5677.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instruction that includes:
   o  Your name
   o  The Fund's name
   o  Your Fund account number (from your account statement)
   o  The dollar amount or number of shares to be redeemed
   o  Any special payment instructions
   o  Any share certificates for the shares you are selling
   o  The signatures of all registered owners exactly as the account is registered, and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds-sponsored qualified retirement plan account or under a share certificate by telephone.
   o  To redeem shares through a service representative or automatically on PhoneLink, call 1.800.225.5677.
      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period.
      The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed.
      There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH YOUR DEALER?  The  Distributor  has made  arrangements to repurchase Fund shares from dealers and brokers on behalf of their  customers.  Brokers or dealers may charge for that service.  If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A,
Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information and you advise the Transfer
Agent of your eligibility for the waiver when you place your redemption request.)

      A contingent  deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent  deferred sales charge is not imposed on:
o     the amount of your  account  value  represented  by an  increase  in net asset  value over the initial purchase price,
o     shares purchased by the reinvestment of dividends or capital gains distributions, or
o     shares  redeemed in the special  circumstances  described in Appendix C to the Statement of Additional
      Information.
      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

If you want to change all or part of your investment from one Oppenheimer fund to another, you can exchange your shares for shares of the same class of another Oppenheimer fund that offers the exchange privilege.
For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. To exchange shares, you must meet several conditions:

   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectus of the selected fund must offer the exchange privilege.
   o  When you establish an account, you must hold the shares you buy for at least seven days before you can exchange them. After your account is open for seven days, you can exchange shares on any regular business day, subject to the limitations described below.
   o  You must meet the minimum purchase requirements for the selected fund.
   o  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
   o  Before exchanging into a fund, you must obtain its prospectus and should read it.

      For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund to which you are exchanging. An exchange may result in a capital gain or loss.

      You can find a list of the Oppenheimer funds that are currently available for exchanges in the
Statement of Additional Information or you can obtain a list by calling a service representative at
1.800.225.5677. The funds available for exchange can change from time to time.
      In some cases, sales charges may be imposed on exchange transactions. In general, a contingent deferred sales charge (CDSC) is not imposed on exchanges of shares that are subject to a CDSC. However, if you exchange shares that are subject to a CDSC, the CDSC holding period will be carried over to the acquired shares, and the CDSC may be imposed if those shares are redeemed before the end of the CDSC holding period.

      There are a number of other special conditions and limitations that apply to certain types of exchanges.  These conditions and circumstances are described in detail in the "How to Exchange Shares"
section in the Statement of Additional Information.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or internet, or by establishing an Automatic Exchange Plan.

Written Exchange Requests. Send an OppenheimerFunds Exchange Request form, signed by all owners of the account, to the Transfer Agent at the address on the back cover. Exchanges of shares for which share certificates have been issued cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone and Internet Exchange Requests. Telephone exchange requests may be made either by calling a service representative or by using PhoneLink by calling 1.800.225.5677. You may submit internet exchange requests on the OppenheimerFunds internet website, at www.oppenheimerfunds.com. You must have obtained a user I.D. and password to make transactions on that website. Telephone and/or internet exchanges may be made only between accounts that are registered with the same name(s) and address. Shares for which share certificates have been issued may not be exchanged by telephone or the internet.

Automatic Exchange Plan. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares automatically on a monthly, quarterly, semi-annual or annual basis.

Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity. The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of fund shares may interfere with the Manager's ability to manage the fund's investments efficiently, increase the fund's transaction and administrative costs and/or affect the fund's performance, depending on various factors, such as the size of the fund, the nature of its investments, the amount of fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in exchange and/or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the Fund's brokerage or administrative expenses might be increased.
Therefore, the Manager and the Fund's Board of Directors have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.

o     Timing of Exchanges.  Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the
      Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an
      "omnibus" or "street name" account) receives an exchange request that conforms to these policies.
      The request must be received by the close of the Exchange that day, which is normally 4:00 p.m.
      Eastern time, but may be earlier on some days. However, the Transfer Agent may delay the reinvestment of proceeds from an exchange for up to five business days if it determines, in its discretion, that an earlier transmittal of the redemption proceeds to the receiving fund would be detrimental to either the fund from which the exchange is made or the fund to which the exchange is made.

o     Limits on Disruptive Activity. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy outlined in this Prospectus. The Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control as part of the Transfer Agent's procedures to detect and deter excessive trading activity.

o     Exchanges of Client Accounts by Financial Advisers.  The Fund and the Transfer Agent permit dealers and financial intermediaries to submit exchange requests on behalf of their customers (unless the customer has revoked that authority). The Distributor and/or the Transfer Agent have agreements with a number of financial intermediaries that permit them to submit exchange orders in bulk on behalf of their clients. Those intermediaries are required to follow the exchange policies stated
      in this Prospectus and to comply with additional, more stringent restrictions. Those additional restrictions include limitations on the funds available for exchanges, the requirement to give advance notice of exchanges to the Transfer Agent, and limits on the amount of client assets that may be invested in a particular fund. A fund or the Transfer Agent may limit or refuse bulk exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

o     Redemptions of Shares.  These exchange policy limits do not apply to redemptions of shares.
      Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this Prospectus.

o     Right to Refuse Exchange and Purchase Orders.  The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order. The Fund may amend, suspend or terminate the exchange privilege at any time.
      You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

o     Right to Terminate or Suspend Account Privileges.  The Transfer Agent may send a written warning to direct shareholders who the Transfer Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange privileges for any account that the Transfer Agent determines, in carrying out these policies and in the exercise of its discretion, has engaged in disruptive or excessive trading activity with or without such warning.

o     Omnibus Accounts.  If you hold your shares of the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, they may apply.

      While the Fund, the Distributor, the Manager and the Transfer Agent encourage financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund, the
Transfer Agent may not be able to detect excessive short term trading activity facilitated by or in accounts maintained in, the "omnibus" or "street name" accounts of a financial intermediary therefore the transfer agent might not be able to apply this policy to accounts such as (a) accounts held in omnibus form in the name of a broker-dealer or other financial institution, or (b) omnibus accounts held in the name of a retirement plan or 529 plan trustee or administrator, or (c) accounts held in the name of an insurance company for its separate account(s), or (d) other accounts having multiple underlying owners but registered in a manner such that the underlying beneficial owners are not identified to the Transfer Agent.

      However, the Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review account activity, and to confirm to the
Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity. However, the Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the financial intermediaries controlling those accounts.
Additional Policies and Procedures.  The Fund's Board has adopted additional policies and procedures to detect and prevent frequent and/or excessive exchanges and purchase and redemption activity. Those additional policies and procedures will take effect on June 20, 2005:

o     30-Day Limit.  A direct shareholder may exchange some or all of the shares of the Fund held in his or her account to another eligible Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into a fund account, that account will be "blocked" from further exchanges into another fund for a period of 30 calendar days from the date of the exchange. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $1,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($11,000 in this example) would be blocked from further exchanges into another fund for a period of 30 calendar days. A "direct shareholder" is one whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner.

o     Exchanges Into Money Market Funds.  A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of a money market fund at any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for
      30 calendar days.

o     Dividend Reinvestments/B Share Conversions.  Reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.

o     Asset Allocation.  Third-party asset allocation and rebalancing programs will be subject to the
      30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers'
      accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will be subject to the 30-day limit. However, investment programs by other Oppenheimer "funds-of-funds"
      that entail rebalancing of investments in underlying Oppenheimer funds will not be subject to these limits.

o     Automatic Exchange Plans.  Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.
A $12 annual "Minimum Balance Fee" is assessed on each Fund account with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually on or about the second to last
      "regular business day" of September.  See the Statement of Additional Information to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.
The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in NETWORKING through the
      National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the SEC, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell
      Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below
      $500 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number,
      Employer Identification Number or other government issued identification when you open an account.
      Additional information may be required in certain circumstances or to open corporate accounts.  The
      Fund or the Transfer Agent may use this information to attempt to verify your identity.  The Fund may not be able to establish an account if the necessary information is not received.  The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity.  Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified
      Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at
      1.800.225.5677. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income on a quarterly basis in March, June, September and December on a date selected by the Board of
Directors. Dividends and distributions paid to Class A shares will generally be higher than dividends for
Class B, Class C and Class N shares, which normally have higher expenses than Class A shares. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.
There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

      The Fund intends each year to qualify as a "regulated investment company" under the Internal Revenue
Code, but reserves the right not to qualify. It qualified during its last fiscal year. The Fund, as a regulated investment company, will not be subject to Federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the
      Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This  information is only a summary of certain federal income tax information  about your  investment.
You should  consult with your tax advisor about the effect of an  investment in the Fund on your  particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by
KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.
FINANCIAL HIGHLIGHTS

CLASS A   YEAR ENDED OCTOBER 31,                           2005          2004            2003            2002            2001
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    13.85     $   13.04       $   11.56       $   12.54       $   14.23
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .24 1         .12 1           .14             .22             .26
Net realized and unrealized gain (loss)                     .81           .81            1.48            (.94)          (1.69)
                                                     ----------------------------------------------------------------------------
Total from investment operations                           1.05           .93            1.62            (.72)          (1.43)
---------------------------------------------------------------------------------------------------------------------------------

Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.27)         (.12)           (.14)           (.26)           (.26)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    14.63     $   13.85       $   13.04       $   11.56       $   12.54
                                                     ============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         7.59%         7.12%          14.17%          (5.86)%        (10.12)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $  107,800     $ 103,268       $ 100,032       $  92,806       $ 112,864
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $  108,141     $ 103,979       $  94,811       $ 104,415       $ 128,477
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      1.62%         0.88%           1.18%           1.73%           1.88%
Total expenses                                             1.10% 4       1.13% 4,5       1.26% 4,5       1.21% 4,5       1.19% 4
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      68% 6         79% 6          275%            193%            164%

1.     Per share amounts calculated based on the average shares outstanding during the period.

2.     Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3.     Annualized for periods of less than one full year.

4.     Reduction to custodian expenses less than 0.01%.

5.     Voluntary waiver of transfer agent fees less than 0.01%.

6.     The portfolio turnover rate excludes purchases and sales of To Be Announced (TBA) mortgage-related securities as follows: PURCHASE TRANSACTIONS SALE TRANSACTIONS

Year Ended October 31, 2005 $ 288,196,124 $ 291,611,924 Year Ended October 31, 2004 316,759,702 306,486,129

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.    37 | OPPENHEIMER DISCIPLINED ALLOCATION FUND FINANCIAL HIGHLIGHTS Continued

CLASS B   YEAR ENDED OCTOBER 31,                      2005          2004           2003       2002       2001
----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  14.04      $  13.23       $  11.73   $  12.72   $  14.43
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .11 1          -- 1          .04        .11        .15
Net realized and unrealized gain (loss)                .83           .81           1.50       (.94)     (1.70)
                                                  --------------------------------------------------------------
Total from investment operations                       .94           .81           1.54       (.83)     (1.55)
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.14)           -- 2         (.04)      (.16)      (.16)
----------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $  14.84      $  14.04       $  13.23   $  11.73   $  12.72
                                                  ==============================================================

----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                    6.68%         6.13%         13.21%     (6.61)%   (10.79)%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 12,692      $ 13,619       $ 14,747   $ 12,204   $ 14,770
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 13,568      $ 14,875       $ 12,776   $ 13,639   $ 16,569
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                          0.74%        (0.01)%         0.31%      0.94%      1.14%
Total expenses                                        1.98%         2.02%          2.15%      2.00%      1.94%
Expenses after payments and waivers and
  reduction to custodian expenses                     1.98%         2.02%          2.11%      2.00%      1.94%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 68% 5         79% 5         275%       193%       164%

1.     Per share amounts calculated based on the average shares outstanding during the period.

2.     Less than $0.005 per share.

3.     Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4.     Annualized for periods of less than one full year.

5.     The portfolio turnover rate excludes purchases and sales of To Be Announced (TBA) mortgage-related securities as follows: PURCHASE TRANSACTIONS SALE TRANSACTIONS

Year Ended October 31, 2005 $288,196,124 $291,611,924 Year Ended October 31, 2004 316,759,702 306,486,129

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.    38 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

CLASS C   YEAR ENDED OCTOBER 31,                      2005           2004           2003       2002       2001
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  13.66       $  12.88       $  11.43    $ 12.41   $  14.08
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .10 1           -- 1          .07        .13        .13
Net realized and unrealized gain (loss)                .82            .79           1.43       (.94)     (1.64)
                                                  ---------------------------------------------------------------
Total from investment operations                       .92            .79           1.50       (.81)     (1.51)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.15)          (.01)          (.05)      (.17)      (.16)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  14.43       $  13.66       $  12.88   $  11.43   $  12.41
                                                  ===============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    6.71%          6.13%         13.18%     (6.64)%   (10.76)%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  8,305       $  6,422       $  4,666   $  2,984   $  2,893
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  7,524       $  5,726       $  3,806   $  2,961   $  3,280
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                 0.71%          0.00%          0.29%      0.93%      1.14%
Total expenses                                        2.00%          2.02%          2.17%      2.00%      1.94%
Expenses after payments and waivers and
reduction to custodian expenses                       2.00%          2.02%          2.12%      2.00%      1.94%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 68% 4          79% 4         275%       193%       164%

1.     Per share amounts calculated based on the average shares outstanding during the period.

2.     Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3.     Annualized for periods of less than one full year.

4.     The portfolio turnover rate excludes purchases and sales of To Be Announced (TBA) mortgage-related securities as follows: PURCHASE TRANSACTIONS SALE TRANSACTIONS

Year Ended October 31, 2005 $288,196,124 $291,611,924 Year Ended October 31, 2004 316,759,702 306,486,129

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.    39 | OPPENHEIMER DISCIPLINED ALLOCATION FUND FINANCIAL HIGHLIGHTS Continued

CLASS N   YEAR ENDED OCTOBER 31,                      2005          2004           2003       2002     2001 1
----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  13.80      $  13.00       $  11.52   $  12.52   $  13.74
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .17 2         .06 2          .12        .16        .12
Net realized and unrealized gain (loss)                .81           .81           1.46       (.91)     (1.20)
                                                  --------------------------------------------------------------
Total from investment operations                       .98           .87           1.58       (.75)     (1.08)
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.21)         (.07)          (.10)      (.25)      (.14)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  14.57      $  13.80       $  13.00   $  11.52   $  12.52
                                                  ==============================================================

----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                    7.09%         6.68%         13.81%     (6.17)%    (7.90)%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  1,741      $  1,488       $    392   $    241   $      2
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  1,647      $  1,030       $    342   $    160   $      1
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                 1.17%         0.46%          0.79%      1.28%      1.04%
Total expenses                                        1.54%         1.61%          2.04%      1.60%      1.68%
Expenses after payments and waivers
and reduction to custodian expenses                   1.54%         1.55%          1.58%      1.60%      1.68%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 68% 5         79% 5         275%       193%       164%

1.     For the period from March 1, 2001 (inception of offering) to October 31, 2001.

2.     Per share amounts calculated based on the average shares outstanding during the period.

3.     Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4.     Annualized for periods of less than one full year.

5.     The portfolio turnover rate excludes purchases and sales of To Be Announced (TBA) mortgage-related securities as follows: PURCHASE TRANSACTIONS SALE TRANSACTIONS

Year Ended October 31, 2005 $288,196,124 $291,611,924 Year Ended October 31, 2004 316,759,702 306,486,129

INFORMATION AND SERVICES

For More Information on Oppenheimer Disciplined Allocation Fund
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website.  You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com
------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:                [logo] OppenheimerFunds Distributor, Inc.
The Fund's SEC File No.: 811-3346
PR0205.001.0205
Printed on recycled paper

                                         Appendix to Prospectus of
                                  Oppenheimer Disciplined Allocation Fund

      Graphic material included in the Prospectus of Oppenheimer Disciplined Allocation Fund (the "Fund")
under the heading "Annual Total Returns (Class A)(as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the ten most recent calendar years, without reflecting sales charges or taxes. Set forth below are the relevant data points that will appear in the bar chart:

      Calendar          Annual
      Year Ended        Total Returns

      1995              23.95%
      1996                9.59%
      1997              17.90%
      1998              10.85%
      1999              -1.78%
      2000              5.27%
      2001              -5.96%
      2002              -9.00%
      2003              18.89%
      2004              8.58%

Oppenheimer Balanced Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Convertible Securities Fund
Oppenheimer Core Bond Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Dividend Growth Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Fund, Inc.
Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer International Bond Fund
Oppenheimer International Diversified Fund
Oppenheimer International Growth Fund
Oppenheimer International Large-Cap Core Fund
Oppenheimer International Small Company Fund
Oppenheimer International Value Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Portfolio Series
Oppenheimer Quest Balanced Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Real Estate Fund
Oppenheimer Select Value Fund
Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Value Fund

                                    Supplement dated September 30, 2005
                                   to Statement of Additional Information

This supplement amends the Statement of Additional Information (the "SAI") of each of the Oppenheimer Funds referenced above and is in addition to any existing supplements to a Fund's SAI.

In the section of the SAI titled "About Your Account--How to Buy Shares--Classes of Shares--Availability of
Class N Shares" to the list beginning "|X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares . . ." the following bullet point is added:

o     to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets.

The Appendix to each SAI titled "OppenheimerFunds Special Sales Charge Arrangements and Waivers" (the
"Appendix") is amended as follows:

In the third paragraph of the Appendix, the first numbered item is deleted in its entirety and replaced by the following:

      1) plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,

In Section I of the Appendix, in the bullet point beginning "Purchases of Class A shares by Retirement
Plans that have any of the following record-keeping arrangements,..." the second numbered paragraph is deleted in its entirety and replaced by the following:

      2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and
         Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with
         Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

In Section II of the Appendix, sub-section A titled "Waivers of Initial and Contingent Deferred Sales
Charges for Certain Purchasers" is amended by adding the following bullet point:

|_|   Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum
              Distributions from Retirement Plans.

In Section II of the Appendix, sub-section B is deleted in its entirety and replaced by the following:

   B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

      1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_|   Shares purchased in amounts of less than $5.

      2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

|_|   Retirement Plans that have $5 million or more in plan assets.
|_|   Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

In Section III of the Appendix, sub-section A titled "Waivers for Redemptions in Certain Cases" is amended by deleting the third bullet point in its entirety and replacing it with the following:

|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal
              Revenue Code)

September 30, 2005                                                  PX0000.018

Oppenheimer Disciplined Allocation Fund
(A series of Oppenheimer Series Fund, Inc.)

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated February 28, 2005, revised December 6, 2005

This Statement of Additional Information is not a prospectus.  This document contains additional information about the Fund and supplements information in the Prospectus dated February 28, 2005.  It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent,
OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund

About Your Account

Financial Information About the Fund

Appendix C: OppenheimerFunds Special Sales Charge Arrangements and WaiversC-1
ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc.,
(the "Manager") can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its objective. It may use some of the special investment techniques and strategies at some times or not at all.

      In selecting equity investments for the Fund's portfolio, the portfolio managers currently use both
"value" and "growth" investing styles.

      |X|   Value Investing. In selecting equity investments for the Fund's portfolio, the portfolio managers currently use a value investing style coupled with fundamental analysis of issuers. In using a value approach, the managers look for stocks and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, with the expectation that the Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

      Using value investing requires research as to the issuer's underlying financial condition and prospects. Some of the measures used to identify these securities include, among others:
o     Price/Earnings ratio, which is the stock's price divided by its earnings (or its long-term earnings potential) per share. A stock having a price/earnings ratio lower than its historical range, or lower than the market as a whole or that of similar companies may offer attractive investment opportunities.
o     Price/book value ratio, which is the stock price divided by the book value of the company per share.
It measures the company's stock price in relation to its asset value.
o     Dividend Yield, which is measured by dividing the annual dividend by the stock price per share.
o     Valuation of Assets which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace, liquidation value and intellectual property value.

|X|   Growth Investing. In using a growth approach, the Funds' portfolio managers look for high-growth companies. Currently, the portfolio managers, look for:
o     Companies that have exceptional revenue growth
o     Companies with above-average earnings growth
o     Companies that can sustain exceptional revenue and earnings growth
o     Companies that are well established as leaders in high growth markets

      |X|   Investments in Stocks and Other Equity Securities. The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore may invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund may have substantial amounts of its assets invested in securities of issuers in one or more capitalization ranges, based upon the Manager's use of its investment strategies and its judgment of where the best market opportunities are to seek the Fund's objective.

      At times, the market may favor or disfavor securities of issuers of a particular capitalization range. Securities of small capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund has substantial investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more than that of funds focusing on larger capitalization issuers.

      At times, the Fund may increase the emphasis of its investments in a particular industry. Therefore, it may be subject to the risks that economic, political or other events can have a negative effect on the values of issuers in that particular industry (this is referred to as "industry risk"). Stocks of issuers in a particular industry may be affected by changes in economic conditions that affect that industry more than others, or changes in government regulations, availability of basic resources or supplies, or other events. To the extent that the Fund is emphasizing investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

o     Rights and Warrants. The Fund can invest up to 5% of its total assets in warrants or rights. That limit does not apply to warrants and rights that the Fund has acquired as part of units of securities or that are attached to other securities that the Fund buys. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

o     Convertible Securities. Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

      The value of a convertible security is a function of its "investment value" and its "conversion value."  If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise.  If the conversion value exceeds the investment value, the security will behave more like an equity security: it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

      While many convertible securities are a form of debt security, in some cases their conversion feature
(allowing conversion into equity securities) causes the Manager to regard them more as "equity equivalents." In those cases, the credit rating assigned to the security has less impact on the Manager's investment decision than in the case of non-convertible fixed income securities. Convertible securities are subject to the credit risks and interest rate risks described below. To determine whether convertible securities should be regarded as "equity equivalents," the Manager may examine the following factors:
whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(1)   whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities),
           and
(2)   the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

o     Preferred Stocks. Preferred stocks are equity securities but have certain attributes of debt securities. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.
"Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before the issuer can pay dividends on common shares.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest prior to maturity rates decline. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

      Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital as debt securities and may not offer the same degree of assurance of continued income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of its liquidation.

o     Real Estate Investment Trusts (REITs). The Fund can invest in real estate investment trusts, as well as real estate development companies and operating companies. It can also buy shares of companies engaged in other real estate businesses. REITs are trusts that sell shares to investors and use the proceeds to invest in real estate. A REIT can focus on a particular project, such as a shopping center or apartment complex, or may buy many properties or properties located in a particular geographic region.

      To the extent a REIT focuses on a particular project, sector of the real estate market or geographic region, its share price will be affected by economic and political events affecting that project, sector or geographic region. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management.

      |X|   Investments in Bonds and Other Debt Securities. The Fund can invest in a variety of bonds, debentures and other debt securities to seek its objective. It will invest at least 25% of its assets in fixed-income senior securities and could have a larger portion of its assets in debt investments.

      The Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors
Service, Inc., ("Moody's") or at least "BBB" by Standard & Poor's Rating Services ("S&P") or Fitch, Inc.,
("Fitch") or that have comparable ratings by another nationally-recognized rating organization. In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If the securities that the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.  In general, domestic and foreign debt securities are subject to credit risk and interest rate risk, discussed below.

o     Special Risks of Lower-Grade Securities. It is not anticipated that the Fund will normally invest a substantial portion of its assets in lower-grade debt securities. Because lower-grade securities tend to offer higher yields than investment-grade securities, the Fund may invest in lower grade securities if the
Manager is trying to achieve greater income (and, in some cases, the appreciation possibilities of lower-grade securities might be a reason they are selected for the Fund's portfolio). High-yield convertible debt securities might be selected as "equity substitutes," as described above.

      As mentioned above, "lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by S&P or Fitch, or similar ratings by other nationally recognized rating organizations. If they are unrated, and are determined by the
Manager to be of comparable quality to debt securities rated below investment grade, they are included in the limitation on the percentage of the Fund's assets that can be invested in lower-grade securities, as stated in the Prospectus. The Fund can invest in securities rated as low as "B" at the time the Fund buys them.

      While securities rated "Baa" by Moody's or "BBB" by S&P or Fitch are investment grade and are not regarded as junk bonds, those securities may be subject to greater risks than other investment-grade securities, and have some speculative characteristics. Definitions of the debt security ratings categories of Moody's, S&P and Fitch are included in Appendix A to this Statement of Additional Information.

o     Credit Risk. Credit risk relates to the ability of the issuer of a debt security to meet interest and principal payment obligations as they become due.  Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

o     Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are
subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

|X|   Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or instrumentalities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the
U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus. Mortgage-related securities issued by private issuers have greater credit risk.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages, and it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. As a result, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.
      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

o     Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:
(1)   pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac,
(2)   unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the
                    Department of Veterans' Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated
maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways.
One or more tranches may have coupon rates that reset periodically at a specified increase over an index.
These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the opposite direction of an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

o     Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage-related securities in amounts up to 50% of its net assets. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

      The Fund will only enter into "covered" rolls. That is, to assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

      These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the
Fund is obligated to repurchase securities.

      |X|  U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

o     U.S. Treasury Obligations. These include Treasury bills (maturities of one year or less when issued),
Treasury notes (maturities of 1 to 10 years), and Treasury bonds (maturities of more than 10 years).
Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U.S. Treasury securities that have been
"stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury
Inflation-Protection Securities ("TIPS").

o     Treasury Inflation-Protection Securities. The Fund can buy these TIPS, which are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published
Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

o     Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government
National Mortgage Association ("GNMA") pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as
Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

|X|   U.S. Government Mortgage-Related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below.

o     GNMA Certificates. The Government National Mortgage Association is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's
principal programs involve its guarantees of privately-issued securities backed by pools of mortgages.
Ginnie Maes are debt securities representing an interest in one mortgage or a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the
Veterans Administration.

      The Ginnie Maes in which the Fund invests are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie
Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

      The Ginnie Maes purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA. In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However, if those payments are insufficient, the guaranty agreements between the issuers of the Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, GNMA will do so.

      Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

      Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured,
FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA. Holders of Ginnie Maes (such as the
Fund) have no security interest in or lien on the underlying mortgages.

      Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on one-to-four-family dwellings underlying certain Ginnie Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

o     Federal Home Loan Mortgage Corporation ("FHLMC") Certificates. FHLMC, a corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:
(i)   interest payments less servicing and guarantee fees,
(ii)  principal prepayments, and
(iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.

      The obligations of FHLMC under its guarantees are obligations solely of FHLMC and are not backed by the full faith and credit of the United States.

o     Federal National Mortgage Association (Fannie Mae) Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are obligations solely of
Fannie Mae and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than Fannie Mae.

|X|   Zero-Coupon U.S. Government Securities. The Fund may buy zero-coupon U.S. government securities.
These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.
      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of
Fund shares.

      |X|   Commercial (Privately-Issued) Mortgage Related Securities. The Fund can invest in commercial mortgage related securities issued by private entities. Generally these are multi-class debt or pass through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

      |X|  Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-
purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, the Fund could suffer losses on its investment or delays in receiving payment.

      The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.

      |X|                 Municipal Securities. The Fund can buy municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. These debt obligations are issued by the governments of states, as well as their political subdivisions (such as cities, towns and counties), or by the District of Columbia and their agencies and authorities. The Fund can also buy securities issued by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities. The Fund would invest in municipal securities because of the income and portfolio diversification they offer rather than for the tax-exempt nature of the income they pay.

      The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year. In selecting municipal securities the Fund would normally focus on longer-term securities, to seek higher income. In general, the values of longer-term bonds are more affected by changes in interest rates than are short-term bonds.

      Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or public facilities. The Fund can invest in municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
      The Fund can also buy "revenue obligations," payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some of these revenue obligations are private activity bonds that pay interest that may be a tax preference for investors subject to alternative minimum tax.

o     Municipal Lease Obligations. Municipal leases are used by state and local government authorities to obtain funds to acquire land, equipment or facilities. The Fund may invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable.

      |X|   Money Market Instruments and Short-Term Debt Obligations. The Fund can invest in a variety of high quality money market instruments and short-term debt obligations, both under normal market conditions and for defensive purposes. The following is a brief description of the types of money market securities and short-term debt obligations the Fund can invest in. Those money market securities are high-quality, short-term debt instruments that are issued by the U.S. government, corporations, banks or other entities.
They may have fixed, variable or floating interest rates. The Fund's investments in foreign money market instruments and short-term debt obligations are subject to its limits on investing in foreign securities and the risks of foreign investing, described above.

o     U.S. Government Securities. These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

o     Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers' acceptances.
They must be:
o     obligations issued or guaranteed by a domestic or foreign bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, and
o     banker's acceptances (which may or may not be supported by letters of credit) only if guaranteed by a
                  U.S. commercial bank with total assets of at least U.S. $1 billion.

      The Fund can make time deposits. These are non-negotiable deposits in a bank for a specified period of time. They may be subject to early withdrawal penalties. Time deposits that are subject to early withdrawal penalties are subject to the Fund's limits on illiquid investments, as described below. "Banks"
include commercial banks, savings banks and savings and loan associations.

o     Commercial Paper. The Fund can invest in commercial paper if it is rated within the top two rating categories of S&P and Moody's. If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least "AA" by S&P or "Aa" by Moody's.

      The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

o     Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, as described below. Currently, the Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

      |X|   Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, depending on market conditions, and the Fund may have a portfolio turnover of more than 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

      |X|   Foreign Securities. The Fund can purchase up to 25% of its total assets in foreign securities.
"Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities. Those securities may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

o     Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to changes in currency rates, currency devaluation or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the U.S.;
o     less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     foreign exchange contracts;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     foreign withholding taxes on interest and dividends;
o     possibilities in some countries of expropriation, nationalization, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

o     Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in
Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's investment objective. The Fund currently expects that it will not invest significantly in emerging market countries.

|X|   Passive Foreign Investment Companies.  Some securities of corporations domiciled outside the U.S.
which the Fund may purchase, may be considered passive foreign investment companies ("PFICs") under U.S.
tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or "start-up" companies. For federal tax purposes, a corporation is deemed a PFIC if 75%
or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by IRCss.954.

      Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Fund may not realize that a foreign corporation it invests in is a
PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund makes every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of the Fund's minimum percentage requirements or limitations of investing in foreign securities.

      Subject to the limits under the Investment Company Act of 1940 (the "Investment Company Act"), the
Fund may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.

      In addition to bearing their proportionate share of a fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under "Investment in Other Investment
Companies."

o     Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the
"World Bank"), the Asian Development bank and the Inter-American Development Bank.

      The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

      |X|   Floating Rate and Variable Rate Obligations. Some securities the Fund can purchase have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Variable rate obligations can have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is adjusted automatically according to a stated
prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

      |X|  "Stripped" Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O."
Strips can be created for pass-through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price.

      |X|  Participation Interests. The Fund may invest in participation interests, subject to the Fund's limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

      Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

|X|   "When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase securities on a
"when-issued" basis, and may purchase or sell securities on a "delayed-delivery" basis. "When-issued" or
"delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the
Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement. There is a risk of loss to the Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

      The Fund may engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the
Manager considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the
Fund's purchase commitments until the Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X|   Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for defensive purposes.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's policy limits on holding illiquid investments, described below. The Fund cannot enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the
Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

o     Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements on debt obligations it owns. Under a reverse repurchase agreement, the Fund sells an underlying debt obligation and simultaneously agrees to repurchase the same security at an agreed-upon price at an agreed-upon date. The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

      These transactions involve the risk that the market value of the securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. These agreements are considered borrowings by the Fund and will be subject to the asset coverage requirement under the Fund's policy on borrowing discussed below.

      |X|   Illiquid and Restricted Securities.  Under the policies and procedures established by the
Fund's Board of Directors, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under applicable securities laws, the Fund may have to cause those securities to be registered.  The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the
Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund can also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the
Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

|X|   Borrowing.  From time to time, the Fund may borrow from banks. Such borrowing may be used to fund shareholder redemptions or for other purposes. Currently, under the Investment Company Act, absent exemptive relief, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowing. The Fund may also borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirement. To do so, it might have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.

      Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share correspondingly will tend to increase and decrease more when portfolio assets fluctuate in value than otherwise would be the case.  While the Fund may borrow a greater amount, as discussed in the immediately preceding paragraph, the Fund currently does not expect its borrowings to exceed 5% of its total assets.

      The Fund will pay interest on its borrowings, and that interest expense will raise the overall expenses of the Fund and reduce its returns. Borrowing may subject the Fund to greater risks and costs than funds that do not borrow.  These risks may include the possible reduction of income and increased fluctuation or volatility in the Fund's net asset value per share.

|X|   Loans of Portfolio Securities.  To attempt to generate income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund presently does not intend to lend its portfolio securities, but if it does, these loans are limited to not more than one-third of the
Fund's net assets and are subject to other conditions described below.

      There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the
U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Each type of interest may be shared with the borrower.  The Fund may also pay reasonable finders', custodian and administrative fees in connection with these loans.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days'
notice or in time to vote on any important matter.

      |X|   Derivatives. The Fund may invest in a variety of derivative investments to seek income for liquidity needs or for hedging purposes. Some derivative investments the Fund may use are the hedging instruments described below in this Statement of Additional Information.

      Some of the derivative investments the Fund can use include debt exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock may not be as high as the Manager expected.

      Other derivative investments the Fund may invest in include "index-linked" notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund may use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

o     "Inverse Floaters." Certain types of variable rate bonds known as "inverse floaters" pay interest at rates that vary as the yields generally available on short-term tax-exempt bonds change. However, the yields on inverse floaters move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Inverse floaters are a type of "derivative security." Some have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund will not invest more than 5% of its total assets in inverse floaters.

o     "Structured" Notes. The Fund can buy "structured" notes, which are specially-designed derivative debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note.

      The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. Their values may be very volatile and they may have a limited trading market, making it difficult for the Fund to sell its investment at an acceptable price.

o     Credit Derivatives. The Fund may enter into credit default swaps, both directly ("unfunded swaps")
and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities. The Fund pays a fee to enter into the swap and receives a fixed payment during the life of the swap. The Fund may take a short position in the credit default swap (also known as "buying credit protection"), or may take a long position in the credit default swap note (also known as "selling credit protection").

      The Fund would take a short position in a credit default swap (the "unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers.  If the short credit default swap is against a corporate issue, the Fund must own that corporate issue. However, if the short credit default swap is against sovereign debt, the Fund may own either: (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii) sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

      If the Fund takes a short position in the credit default swap, if there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds.  An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation.  If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

      Taking a long position in the credit default swap note (i.e., purchasing the "funded swap") would increase the Fund's exposure to specific high yield corporate issuers.  The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

      If the Fund takes a long position in the credit default swap note, if there is a credit event the
Fund will pay the par amount of the bonds and the swap counterparty will deliver the bonds.  If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

      The Fund will invest no more than 25% of its total assets in "unfunded" credit default swaps. The
Fund will limit its investments in "funded" credit default swap notes to no more than 10% of its total assets.

      Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the
Fund is long or short the swap, respectively).

      |X|  Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund could:
o     sell futures contracts,
o     buy puts on futures or on securities, or
o     write covered calls on securities or futures.  Covered calls can also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

      The Fund might use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:
o     buy futures, or
o     buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the
Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

o     Futures. The Fund can buy and sell exchange-traded futures contracts that relate to (1) broadly-based stock indices ("stock index futures") (2) an individual stock ("single stock futures") (3) debt securities
(these are referred to as "interest rate futures"), (4) other broadly- based securities indices (these are referred to as "financial futures"), (5) foreign currencies (these are referred to as "forward contracts"),
(6) securities or (7) commodities (these are referred to as "commodity futures").

      A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction.
Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

      The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups:
(1)   energy, which includes crude oil, natural gas, gasoline and heating oil;
(2)   livestock, which includes cattle and hogs;
(3)   agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa;
(4)   industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and
(5)   precious metals, which includes gold, platinum and silver.  The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

      No money is paid or received by the Fund on the purchase or sale of a future.  Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker").  Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then realized by the Fund for tax purposes.  All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.
o     Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

o     Writing Covered Call Options. The Fund can write (that is, sell) calls. If the Fund sells a call option, it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised.  Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security.
The Fund has the risk of loss that the price of the underlying security may decline during the call period.
That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.  OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      If the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a
"closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction.  The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call.  Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying on its books an equivalent dollar amount of liquid assets.  The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future.
Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

o     Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.  The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books.
The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put.  However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.  If a put the
Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time.  In that case, the Fund may incur a loss if it sells the underlying investment.
That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will identify on its books liquid assets with a value equal to or greater than the exercise price of the underlying securities.  The Fund therefore forgoes the opportunity of investing the identified assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price.  The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.  That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold.  Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.  Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

o     Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the
Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call.  If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the
Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.  Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put.  If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment.  If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.  Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

o     Buying and Selling Call and Put Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies.  They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options.  The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency.  If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration identified on its books) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S.
dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate.  This is known as a "cross-hedging" strategy.  In those circumstances, the Fund covers the option by identifying on its books liquid assets in an amount equal to the exercise price of the option.

o     Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.  If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put.  Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.  Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the
Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.  The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities.  For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline.  If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

o     Forward Contracts. Forward contracts are foreign currency exchange contracts.  They are used to buy or sell foreign currency for future delivery at a fixed price.  The Fund uses them to "lock in" the U.S.
dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency.  The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into.  These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates.  The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.
Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments.
To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions.
This is called a "position hedge."  When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency.  When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount.  Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying on its books assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts.  The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the
Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess.
      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold.  In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved.
Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

o     Interest Rate Swap Transactions.  The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify on its books liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received.  Credit risk arises from the possibility that the counterparty will default.  If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement.  If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party.  Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o     Swaption Transactions. The Fund may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract.  The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.  Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statement of financial condition.

o     Total Return Swap Transactions. The Fund may enter into total return swaps. The Fund will only enter into total return swaps if consistent with its fundamental investment objectives or policies and not invest in swaps with respect to more than 30% of the Fund's total assets. A swap contract is essentially like a portfolio of forward contracts, under which one party agrees to exchange an asset (for example, bushels of wheat) for another asset (cash) at specified dates in the future.  A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may engage in swap transactions that have more than one period and therefore more than one exchange of assets.

      The Fund may invest in total return swaps to gain exposure to the overall commodity markets.  In a total return commodity swap the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee.  With a "floating" rate, the fee is pegged to a base rate such as the London Interbank
Offered Rate ("LIBOR"), and is adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date. The Fund does not currently anticipate investing in total return swaps.

o     Regulatory Aspects of Hedging Instruments.  The Commodities Futures Trading Commission (the "CFTC")
recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

      Transactions in options by the Fund are subject to limitations established by the option exchanges.
The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that the Fund may write may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under interpretations of staff members of the SEC regarding applicable provisions of the Investment
Company Act, when the Fund purchases a future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to
it.

o     Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the
Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code.  In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code.  However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss.  In addition,
Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized.  These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code.  An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes.  The straddle rules may affect the character and timing of gains (or losses) recognized by the
Fund on straddle positions.  Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
(1)   gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)   gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments.  For example, the
Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment
Company Act.  The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.  The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

Other Investment Restrictions

      |X|   What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
o     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      Policies described in the Prospectus or this Statement of Additional Information are "fundamental"
only if they are identified as such. The Fund's Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The
Fund's principal investment policies are described in the Prospectus.

      |X|   Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

o     The Fund cannot issue senior securities. However, it can make payments or deposits of margin in connection with options or futures transactions, lend its portfolio securities, enter into repurchase agreements, borrow money and pledge its assets as permitted by its other fundamental policies. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets are not deemed to be senior securities.

o     The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities.  This limitation applies to 75% of the
Fund's total assets.  The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o     The Fund cannot invest 25% or more of its total assets in any one industry.  That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.

o     The Fund cannot invest in physical commodities or commodities contracts.  However, the Fund can invest in hedging instruments permitted by any of its other investment policies, and can buy or sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities, commodity contracts or currencies.

o     The Fund cannot invest in real estate or in interests in real estate.  However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts) if permitted by its other investment policies.

o     The Fund cannot underwrite securities of other issuers. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 in reselling its portfolio securities.

o     The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

|X|   Does the Fund Have Additional Restrictions That Are Not "Fundamental" Policies? The Fund has
additional operating policies which are stated below, that are not "fundamental," and which can be changed by the Board of Directors without shareholder approval.

o     The Fund cannot invest in securities of other investment companies, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information.
This is not a fundamental policy.

    Disclosure of Portfolio Holdings.  The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Investment Adviser Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the
    Fund.

o     Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in semi-annual and annual reports to shareholders, or in its Statements of Investments on Form N-Q, which are publicly available at the SEC.  In addition, the top 10 or more holdings are posted on the OppenheimerFunds' website at www.oppenheimerfunds.com in the "Fund Profiles" section. Other general information about the
            Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a 15-day lag.

          Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

    The Investment Adviser and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Investment Adviser and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

    A list of the top 10 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

    Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President or above) in the Investment Adviser's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
o     The third-party recipient must sign the Investment Adviser's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

    The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Investment Adviser, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of the Fund's Investment Adviser, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),
o     The Fund's certified public accountants and independent registered public accounting firm,
o     Members of the Fund's Board and the Board's legal counsel,
o     The Fund's custodian bank,
o     A proxy voting service designated by the Fund and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio pricing services retained by the Investment Adviser to provide portfolio security prices,
            and
o     Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

    Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Investment Adviser's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

    Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Investment Adviser in connection with portfolio trading, and (2) by the members of the Investment
    Adviser's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services)
o     Dealers to obtain price quotations where the fund is not identified as the owner

    Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Investment Adviser or attorneys on the legal staff of the Investment Adviser, Distributor, or Transfer Agent, in the
    following circumstances:

o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o     Response to regulatory requests for information (the SEC, NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o     To potential sub-advisers of portfolios (pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o     Investment bankers in connection with merger discussions (pursuant to confidentiality agreements)

          Portfolio   managers  and  analysts  may,  subject  to  the  Investment   Adviser's   policies  on
    communications with the press and other media, discuss portfolio  information in interviews with members of the media,  or in due diligence or similar  meetings with clients or  prospective  purchasers of Fund shares or their financial intermediary representatives.

    The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

    The Chief Compliance Officer of the Fund and the Investment Adviser, Distributor, and Transfer Agent
    (the "CCO") shall oversee the compliance by the Investment Adviser, Distributor, Transfer Agent, and
    their personnel with these policies and procedures. At least annually, the CCO shall report to the
    Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

    The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

A.G. Edwards & Sons
ABG Securities
ABN AMRO
Advest
AG Edwards
American Technology Research
Auerbach Grayson
Banc of America Securities
Barclays
Baseline
Bear Stearns
Belle Haven
Bloomberg
BNP Paribas
BS Financial Services
Buckingham Research Group
Caris & Co.
CIBC World Markets
Citigroup
Citigroup Global Markets
Collins Stewart
Craig-Hallum Capital Group LLC
Credit Agricole Cheuvreux N.A. Inc.
Credit Suisse First Boston
Daiwa Securities
Davy
Deutsche Bank
Deutsche Bank Securities
Dresdner Kleinwort Wasserstein
Emmet & Co
Empirical Research
Enskilda Securities
Essex Capital Markets
Exane BNP Paribas
Factset
Fidelity Capital Markets
Fimat USA Inc.
First Albany
First Albany Corporation
Fixed Income Securities
Fortis Securities
Fox-Pitt, Kelton
Friedman, Billing, Ramsey
Fulcrum Global Partners
Garp Research
George K Baum & Co.
Goldman
Goldman Sachs
HSBC
HSBC Securities Inc
ING Barings
ISI Group
Janney Montgomery
Jefferies
Jeffries & Co.
JP Morgan
JP Morgan Securities
JPP Eurosecurities
Keefe, Bruyette & Woods
Keijser Securities
Kempen & Co. USA Inc.
Kepler Equities/Julius Baer Sec
KeyBanc Capital Markets
Leerink Swan
Legg Mason
Lehman
Lehman Brothers
Lipper
Loop Capital Markets
MainFirst Bank AG
Makinson Cowell US Ltd
Maxcor Financial
Merrill
Merrill Lynch
Midwest Research
Mizuho Securities
Morgan Stanley
Morningstar
Natexis Bleichroeder
Ned Davis Research Group
Nomura Securities
Pacific Crest
Pacific Crest Securities
Pacific Growth Equities
Petrie Parkman
Pictet
Piper Jaffray Inc.
Plexus
Prager Sealy & Co.
Prudential Securities
Ramirez & Co.
Raymond James
RBC Capital Markets
RBC Dain Rauscher
Research Direct
Robert W. Baird
Roosevelt & Cross
Russell Mellon
Ryan Beck & Co.
Sanford C. Bernstein
Scotia Capital Markets
SG Cowen & Co.
SG Cowen Securities
Soleil Securities Group
Standard & Poors
Stone & Youngberg
SWS Group
Taylor Rafferty
Think Equity Partners
Thomas Weisel Partners
UBS
Wachovia
Wachovia Corp
Wachovia Securities
Wescott Financial
William Blair
Yieldbook

How the Fund is Managed

Organization and History. The Fund is one of two investment portfolios, or "series," of Oppenheimer Series
Fund, Inc. That corporation is an open-end, management investment company organized as a Maryland corporation in 1981, and was called Connecticut Mutual Investment Accounts, Inc. until March 18, 1996, when the Manager became the Fund's investment advisor. The Fund is a diversified mutual fund, and until March
18, 1996 was called Connecticut Mutual Total Return Account.

|X|   Classes of Shares. The Directors are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has four classes of shares: Class A, Class B, Class C and Class N. All classes invest in the same investment portfolio. Only retirement plans may purchase Class N shares. Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     will generally have a different net asset value,
o     will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely  transferable,  and each share of each class has one vote at  shareholder  meetings, with fractional shares voting proportionally,  on matters submitted to a vote of shareholders. Each share of the Fund  represents  an interest in the Fund  proportionately  equal to the interest of each other share of the same class.

|X|   Meetings of Shareholders. Although the Fund is not required by Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters or when required to do so by the
 Investment Company Act or other applicable law. The shareholders have the right to call a meeting to remove a Director or to take certain other action described in the Articles of Incorporation or under
 Maryland law.

      The Fund will hold a meeting when the Directors call a meeting or upon proper request of shareholders. If the Fund receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a Director), the Directors will call a meeting of shareholders for that specified purpose. The Fund's has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

Board of Directors and Oversight Committees. The Fund is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Directors has an Audit Committee, a Regulatory & Oversight Committee, a Governance
Committee and a Proxy Committee. The Audit Committee is comprised solely of Directors who are not
"interested persons" under the Investment Company Act (the "Independent Directors"). The members of the
Audit Committee are Joel W. Motley (Chairman), Mary F. Miller, Kenneth A. Randall and Joseph M. Wikler. The
Audit Committee held 6 meetings during the Fund's fiscal year ended October 31, 2004. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit
Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the
Fund's independent Auditors regarding the Fund's internal accounting procedures and controls;
(iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Directors; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

      The members of the Regulatory & Oversight Committee are Robert G. Galli (Chairman), Matthew P. Fink,
Phillip A. Griffiths, Joel W. Motley and Brian F. Wruble. The Regulatory & Oversight Committee held 6 meetings during the Fund's fiscal year ended October 31, 2004. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment
Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company
Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee's
Charter.

      The members of the Governance Committee are, Phillip A. Griffiths (Chairman), Kenneth A. Randall,
Russell S. Reynolds, Jr. and Peter I Wold. The Governance Committee held 6 meetings during the Fund's fiscal year ended October 31, 2004. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Governance Committee's Charter.

      The Governance Committee's functions also include the selection and nomination of Directors, including Independent Directors for election. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Directors except for those instances when a shareholder vote is required.

      To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for
Board membership including those recommended by the Fund's shareholders. The Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Directors of Oppenheimer Disciplined Allocation Fund, c/o the Secretary of the Fund.

      Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an
"interested person."

      The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for directors based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

      The members of the Proxy Committee are Russell S. Reynolds, Jr. (Chairman), Matthew P. Fink and Mary
F. Miller. The Proxy Committee held 1 meeting during the Fund's fiscal year ended October 31, 2004. The
Proxy Committee provides the Board with recommendations for the proxy voting of portfolio securities held by the Fund and monitors proxy voting by the Fund.

Directors and Officers of the Fund. Except for Mr. Murphy, each of the Directors is an Independent
Director. All of the Directors are also directors or trustees of the following Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer AMT-Free Municipals            Oppenheimer International Growth Fund
                                           Oppenheimer   International   Large  Cap
Oppenheimer AMT-Free New York Municipals   Core Fund
                                           Oppenheimer  International Small Company
Oppenheimer Balanced Fund                  Fund
Oppenheimer California Municipal Fund      Oppenheimer International Value Fund
                                           Oppenheimer   Limited  Term   California
Oppenheimer Capital Appreciation Fund      Municipal Fund
Oppenheimer Developing Markets Fund        Oppenheimer Money Market Fund, Inc.
Oppenheimer Discovery Fund                 Oppenheimer Multi-State Municipal Trust
Oppenheimer Dividend Growth Fund           Oppenheimer Portfolio Series
Oppenheimer Emerging Growth Fund           Oppenheimer Real Estate Fund
Oppenheimer Emerging Technologies Fund     Oppenheimer Select Value Fund
Oppenheimer Enterprise Fund                Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                    OFI Tremont Core Strategies Hedge Fund
Oppenheimer Global Opportunities Fund      OFI Tremont Market Neutral Hedge Fund
                                           Oppenheimer  Tremont Market Neutral Fund
Oppenheimer Gold & Special Minerals Fund   LLC
Oppenheimer Growth Fund                    Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer International Diversified Fund Oppenheimer U.S. Government Trust

      In addition to being a director or trustee of each of the Board I Funds,  Messrs. Galli and Wruble are directors  or  trustees  of ten other  portfolios,  and  Messrs.  Wikler and Wold are  trustees of one other portfolio, in the OppenheimerFunds complex.

      Present or former officers,  directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates,  and retirement plans  established by them for their employees are permitted to purchase Class A shares of the Fund and the other  Oppenheimer funds at net asset value without sales  charge.  The sales  charge on Class A shares is waived for that group  because of the  reduced  sales efforts realized by the Distributor.

      Messrs. Ferreira, Leavy, Manioudakis, Gord, Caan, Moon, Bomfim, Gillespie, Murphy, Petersen,
Vandehey, Vottiero, Wixted and Zack and Mss. Bloomberg and Ives, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of October 31, 2005 the Directors and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund.
The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the
Fund listed above. In addition, none of the Independent Directors (nor any of their immediate family members) owns securities of either the Manager or the Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the
Distributor.

       Affiliated Transactions and Material Business Relationships. Mr. Reynolds has reported he has a controlling interest in The Directorship Group, Inc. (the "Directorship Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company (which controls the
Manager) for fees of $137,500 for calendar year ended December 31, 2002. Mr. Reynolds reported that the
Directorship Group did not provide consulting services to Massachusetts Mutual Life Insurance Company during the calendar years ended December 31, 2003 and 2004 and does not expect to provide any such services in the calendar year ending December 31, 2005.

      The Independent Directors have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between the Directorship Group and Massachusetts Mutual Life Insurance Company
were not material business or professional relationships that would compromise Mr. Reynolds's status as an
Independent Director. Nonetheless, to assure certainty as to determinations of the Board and the
Independent Directors as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Directors, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Directors was present or whether a majority of Independent
Directors approved the matter.

      Biographical Information. The Directors and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Director's beneficial share ownership in the Fund and in all of the registered investment companies that the Director oversees in the Oppenheimer family of funds ("Supervised Funds"). Ms. Miller was elected to certain Board I
Funds during 2004 and did not hold shares of Board I Funds during the calendar year ended December 31,
2004. Mr. Fink was elected to the Board I Funds in 2005 and did not hold shares of Board I Funds during the calendar year ended December 31, 2004. The address of each Director in the chart below is 6803 S. Tucson
Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------------
                                  Independent Directors
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Name, Position(s)   Principal Occupation(s) During the Past 5     Dollar      Aggregate
                                                                             Dollar Range
                                                                 Range of     Of Shares
                                                                  Shares     Beneficially
Held with the       Years; Other Trusteeships/Directorships     Beneficially   Owned in
Fund, Length of     Held; Number of Portfolios in the Fund       Owned in     Supervised
Service, Age        Complex Currently Overseen                   the Fund       Funds
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                 As of December 31, 2004
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Clayton K.          Director of American Commercial Lines       None        Over $100,000
Yeutter, Chairman   (barge company) (since January 2005);
of the Board of     Attorney at Hogan & Hartson (law firm)
Directors since     (since June 1993); Director of Covanta
2003,               Holding Corp. (waste-to-energy company)
Director since 1996 (since 2002); Director of Weyerhaeuser
Age: 74             Corp. (1999-April 2004); Director of
                    Caterpillar, Inc. (1993-December 2002);
                    Director of ConAgra Foods (1993-2001);
                    Director of Texas Instruments (1993-2001);
                    Director of FMC Corporation (1993-2001).
                    Oversees 38 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Matthew P. Fink,    Trustee of the Committee for Economic       None        None
Director since 2005 Development (policy research foundation)
Age: 64             (since 2005); Director of ICI Education
                    Foundation (education foundation) (since
                    October 1991); President of the Investment
                    Company Institute (trade association)
                    (1991-2004); Director of ICI Mutual
                    Insurance Company (insurance company)
                    (1991-2004). Oversees 38 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Robert G. Galli,    A director or trustee of other Oppenheimer  None        Over $100,000
Director since 1996 funds. Oversees 48 portfolios in the
Age: 72             OppenheimerFunds complex.

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Phillip A.          Director of GSI Lumonics Inc. (precision    None        Over $100,000
Griffiths,          medical equipment supplier) (since 2001);
Director since 1999 Trustee of Woodward Academy (since 1983);
Age: 67             Senior Advisor of The Andrew W. Mellon
                    Foundation (since 2001); Member of the
                    National Academy of Sciences (since 1979);
                    Member of the American Philosophical
                    Society (since 1996); Council on Foreign
                    Relations (since 2002); Director of the
                    Institute for Advanced Study (1991-2004);
                    Director of Bankers Trust New York
                    Corporation (1994-1999). Oversees 38
                    portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Mary F. Miller,     Trustee of the American Symphony Orchestra  None        None
Director since 2004 (not-for-profit) (since October 1998); and
Age: 63             Senior Vice President and General Auditor
                    of American Express Company (financial
                    services company) (July 1998-February
                    2003). Oversees 38 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Joel W. Motley,     Director of Columbia Equity Financial       None        Over $100,000
Director since 2002 Corp. (privately-held financial adviser)
Age: 53             (since 2002); Managing Director of Carmona
                    Motley, Inc. (privately-held financial
                    adviser) (since January 2002); Managing
                    Director of Carmona Motley Hoffman Inc.
                    (privately-held financial adviser)
                    (January 1998-December 2001); Member of
                    the Finance and Budget Committee of the
                    Council on Foreign Relations, the
                    Investment Committee of the Episcopal
                    Church of America, the Investment
                    Committee of Human Rights Watch and the
                    Investment Committee of Historic Hudson
                    Valley. Oversees 38 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Kenneth A.          Director of Dominion Resources, Inc.        None        Over $100,000
Randall,            (electric utility holding company) (since
Director since 1996 February 1972); Former Director of Prime
Age: 78             Retail, Inc. (real estate investment
                    trust), Dominion Energy Inc. (electric
                    power and oil & gas producer), Lumbermens
                    Mutual Casualty Company, American
                    Motorists Insurance Company and American
                    Manufacturers Mutual Insurance Company;
                    Former President and Chief Executive
                    Officer of The Conference Board, Inc.
                    (international economic and business
                    research). Oversees 38 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Russell S.          Chairman of The Directorship Search Group,  None        Over $100,000
Reynolds, Jr.,      Inc. (corporate governance consulting and
Director since 1996 executive recruiting) (since 1993); Life
Age: 73             Trustee of International House (non-profit
                    educational organization); Former Trustee
                    of The Historical Society of the Town of
                    Greenwich. Oversees 38 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Joseph M. Wikler,   Director of the  following  medical  device None        $50,001-$100,000
Director since 2005 companies:   Medintec   (since   1992)  and
Age: 64             Cathco  (since  1996);  Director  of  Lakes
                    Environmental   Association  (since  1996);
                    Member of the  Investment  Committee of the
                    Associated  Jewish  Charities  of Baltimore
                    (since 1994);  Director of  Fortis/Hartford
                    mutual    funds    (1994-December    2001).
                    Oversees    39     portfolios     in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Peter I. Wold,      President  of  Wold  Oil  Properties,  Inc. None        Over $100,000
Director since 2005 (oil  and gas  exploration  and  production
Age: 57             company)  (since  1994);   Vice  President,
                    Secretary   and  Treasurer  of  Wold  Trona
                    Company,  Inc.  (soda  ash  processing  and
                    production)  (since 1996);  Vice  President
                    of Wold Talc  Company,  Inc.  (talc mining)
                    (since    1999);    Managing    Member   of
                    Hole-in-the-Wall  Ranch  (cattle  ranching)
                    (since 1979);  Director and Chairman of the
                    Denver  Branch of the Federal  Reserve Bank
                    of Kansas City  (1993-1999);  and  Director
                    of    PacifiCorp.     (electric    utility)
                    (1995-1999).  Oversees 39 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Brian F. Wruble,    General Partner of Odyssey  Partners,  L.P. None        Over $100,000
Director since 2005 (hedge   fund)  (since   September   1995);
Age: 62             Director  of  Special  Value  Opportunities
                    Fund, LLC (registered  investment  company)
                    (since September 2004);  Director of Zurich
                    Financial    Investment    Advisory   Board
                    (affiliate   of   the   Manager's    parent
                    company)  (since  October  2004);  Board of
                    Governing    Trustees    of   The   Jackson
                    Laboratory   (non-profit)   (since   August
                    1990);   Trustee  of  the   Institute   for
                    Advanced  Study   (non-profit   educational
                    institute)   (since  May   1992);   Special
                    Limited   Partner  of  Odyssey   Investment
                    Partners,  LLC (private equity  investment)
                    (January  1999-September  2004); Trustee of
                    Research  Foundation  of  AIMR  (2000-2002)
                    (investment     research,      non-profit);
                    Governor,  Jerome Levy Economics  Institute
                    of  Bard  College  (August   1990-September
                    2001)  (economics  research);  Director  of
                    Ray  &  Berendtson,  Inc.  (May  2000-April
                    2002) (executive search firm).  Oversees 48
                    portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------

      The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York,
New York 10281-1008. Mr. Murphy serves as a Director and as an officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an "Interested Director" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

-------------------------------------------------------------------------------------------
                             Interested Director and Officer
-------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Name, Position(s)  Principal Occupation(s) During the Past 5      Dollar      Aggregate
                                                                            Dollar Range
                                                                 Range of     Of Shares
                                                                  Shares    Beneficially
Held with Fund,    Years; Other Trusteeships/Directorships      Beneficially  Owned in
Length of          Held; Number of Portfolios in the Fund        Owned in    Supervised
Service, Age       Complex Currently Overseen                    the Fund       Funds
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                                                                 As of December 31, 2004
------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
John V. Murphy,    Chairman, Chief Executive Officer and        None        Over $100,000
President since    Director (since June 2001) and President
2001 and Director  (since September 2000) of the Manager;
since 2001         President and a director or trustee of
Age: 56            other Oppenheimer funds; President and
                   Director of Oppenheimer Acquisition Corp.
                   ("OAC") (the Manager's parent holding
                   company) and of Oppenheimer Partnership
                   Holdings, Inc. (holding company subsidiary
                   of the Manager) (since July 2001); Director
                   of OppenheimerFunds Distributor, Inc.
                   (subsidiary of the Manager) (since November
                   2001); Chairman and Director of Shareholder
                   Services, Inc. and of Shareholder Financial
                   Services, Inc. (transfer agent subsidiaries
                   of the Manager) (since July 2001);
                   President and Director of OppenheimerFunds
                   Legacy Program (charitable trust program
                   established by the Manager) (since July
                   2001); Director of the following investment
                   advisory subsidiaries of the Manager: OFI
                   Institutional Asset Management, Inc.,
                   Centennial Asset Management Corporation,
                   Trinity Investment Management Corporation
                   and Tremont Capital Management, Inc. (since
                   November 2001), HarbourView Asset
                   Management Corporation and OFI Private
                   Investments, Inc. (since July 2001);
                   President (since November 1, 2001) and
                   Director (since July 2001) of Oppenheimer
                   Real Asset Management, Inc.; Executive Vice
                   President of Massachusetts Mutual Life
                   Insurance Company (OAC's parent company)
                   (since February 1997); Director of DLB
                   Acquisition Corporation (holding company
                   parent of Babson Capital Management LLC)
                   (since June 1995); Member of the Investment
                   Company Institute's Board of Governors
                   (since October 3, 2003); Chief Operating
                   Officer of the Manager (September 2000-June
                   2001); President and Trustee of MML Series
                   Investment Fund and MassMutual Select Funds
                   (open-end investment companies) (November
                   1999-November 2001); Director of C.M. Life
                   Insurance Company (September 1999-August
                   2000); President, Chief Executive Officer
                   and Director of MML Bay State Life
                   Insurance Company (September 1999-August
                   2000); Director of Emerald Isle Bancorp and
                   Hibernia Savings Bank (wholly-owned
                   subsidiary of Emerald Isle Bancorp) (June
                   1989-June 1998). Oversees 77 portfolios in
                   the OppenheimerFunds complex as a director
                   or trustee and officer and an additional 10
                   portfolios as an officer.
-------------------------------------------------------------------------------------------

      The addresses of the officers in the chart below are as follows: for Messrs. Ferreira, Leavy,
Manioudakis, Gord, Caan, Moon, Bomfim, Gillespie and Zack and Ms. Bloomberg, Two World Financial Center,
225 Liberty Street, New York, New York 10281-1008, for Messrs. Petersen, Vandehey, Vottiero, and Wixted and
Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

--------------------------------------------------------------------------------------
                             Other Officers of the Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Name, Position(s) Held  Principal Occupation(s) During Past 5 Years
with Fund, Length of
Service, Age
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Emmanuel Ferreira,      Vice President of the Manager since January 2003; Portfolio
Vice President and      Manager at Lashire Investments (July 1999-December 2002). An
Portfolio Manager       officer of 5 portfolios in the OppenheimerFunds complex.
since 2003
Age:  38
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Christopher Leavy,      Senior Vice President of the Manager since September 2000;
Vice President and      portfolio manager of Morgan Stanley Dean Witter Investment
Portfolio Manager       Management (1997-September 2000). An officer of 8 portfolios
since 2000              in the OppenheimerFunds complex.
Age:  34
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Angelo Manioudakis,     Senior Vice President of the Manager (since April 2002), of
Vice President and      HarbourView Asset Management Corporation (since April, 2002
Portfolio Manager       and of OFI Institutional Asset Management, Inc. (since June
since 2002              2002); Executive Director and portfolio manager for Miller,
Age:  39                Anderson & Sherrerd, a division of Morgan Stanley Investment
                        Management (August 1993-April 2002). An officer of 14
                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Benjamin J. Gord,       Vice President of the Manager (since April 2002), of
Vice President and      HarbourView Asset Management Corporation (since April 2002)
Portfolio Manager       and of OFI Institutional Asset Management, Inc. (as of June
since 2002              2002); Executive Director and senior fixed income analyst at
Age:  43                Miller Anderson & Sherrerd, a division of Morgan Stanley
                        Investment Management (April 1992-March 2002). A portfolio manager of 11 other portfolios in the OppenheimerFunds
                        complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Geoffrey Caan,          Vice President and Portfolio Manager of the Manager since
Vice President and      August 2003; Vice President of ABN AMRO NA, Inc. (June
Portfolio Manager       2002-August 2003); Vice President of Zurich Scudder
since 2003              Investments (January 1999-June 2002). A portfolio manager of
Age:  36                11 other portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Charles Moon,           Vice President of the Manager (since April 2002, of
Vice President and      HarbourView Asset Management Corporation (since April 2002)
Portfolio Manager       and of OFI Institutional Asset Management, Inc. (since June
since 2002              2002); Executive Director and portfolio manager at Miller
Age:  38                Anderson & Sherrerd, a division of Morgan Stanley Investment
                        Management (June 1999-March 2002); Vice President of
                        Citicorp Securities Inc. (June 1993-May 1999). A portfolio manager of 11 other portfolios in the OppenheimerFunds
                        complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Antulio Bomfim,         Vice President of the Manager since October 2003; Senior
Vice President and      Economist at the Board of Governors of the Federal Reserve
Portfolio Manager       System from June 1992 to October 2003. A portfolio manager
since 2003              of 11 other portfolios in the OppenheimerFunds complex.
Age:  38
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer of the
Vice President and      Manager (since March 2004); Vice President of
Chief Compliance        OppenheimerFunds Distributor, Inc., Centennial Asset
Officer since 2004      Management Corporation and Shareholder Services, Inc. (since
Age: 55                 June 1983). Former Vice President and Director of Internal
                        Audit of the Manager (1997-February 2004). An officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer of the Manager (since
Treasurer since 1999    March 1999); Treasurer of the following: HarbourView Asset
Age: 46                 Management Corporation, Shareholder Financial Services,
                        Inc., Shareholder Services, Inc., Oppenheimer Real Asset
                        Management Corporation, and Oppenheimer Partnership
                        Holdings, Inc. (since March 1999), OFI Private Investments,
                        Inc. (since March 2000), OppenheimerFunds International Ltd.
                        (since May 2000), OppenheimerFunds plc (since May 2000), OFI
                        Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust
                        program established by the Manager) (since June 2003);
                        Treasurer and Chief Financial Officer of OFI Trust Company
                        (trust company subsidiary of the Manager) (since May 2000);
                        Assistant Treasurer of the following: OAC (since March
                        1999),Centennial Asset Management Corporation (March
                        1999-October 2003) and OppenheimerFunds Legacy Program
                        (April 2000-June 2003); Principal and Chief Operating
                        Officer of Bankers Trust Company-Mutual Fund Services
                        Division (March 1995-March 1999). An officer of 87
                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian Petersen,         Assistant Vice President of the Manager (since August 2002);
Assistant Treasurer     Manager/Financial Product Accounting of the Manager
since 2004              (November 1998-July 2002). An officer of 87 portfolios in
Age: 35                 the OppenheimerFunds complex.

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Philip F. Vottiero,     Vice President/Fund Accounting of the Manager (since March
Assistant Treasurer     2002); Vice President/Corporate Accounting of the Manager
since 2002              (July 1999-March 2002); Chief Financial Officer of Sovlink
Age: 42                 Corporation (April 1996-June 1999). An officer of 87
                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and General
Secretary since 2001    Counsel (since March 2002) of the Manager; General Counsel
Age: 57                 and Director of the Distributor (since December 2001);
                        General Counsel of Centennial Asset Management Corporation
                        (since December 2001); Senior Vice President and General
                        Counsel of HarbourView Asset Management Corporation (since
                        December 2001); Secretary and General Counsel of OAC (since
                        November 2001); Assistant Secretary (since September 1997)
                        and Director (since November 2001) of OppenheimerFunds
                        International Ltd. and OppenheimerFunds plc; Vice President
                        and Director of Oppenheimer Partnership Holdings, Inc.
                        (since December 2002); Director of Oppenheimer Real Asset
                        Management, Inc. (since November 2001); Senior Vice
                        President, General Counsel and Director of Shareholder
                        Financial Services, Inc. and Shareholder Services, Inc.
                        (since December 2001); Senior Vice President, General
                        Counsel and Director of OFI Private Investments, Inc. and
                        OFI Trust Company (since November 2001); Vice President of
                        OppenheimerFunds Legacy Program (since June 2003); Senior
                        Vice President and General Counsel of OFI Institutional
                        Asset Management, Inc. (since November 2001); Director of
                        OppenheimerFunds (Asia) Limited (since December 2003);
                        Senior Vice President (May 1985-December 2003), Acting
                        General Counsel (November 2001-February 2002) and Associate
                        General Counsel (May 1981-October 2001) of the Manager;
                        Assistant Secretary of the following: Shareholder Services,
                        Inc. (May 1985-November 2001), Shareholder Financial
                        Services, Inc. (November 1989-November 2001), and
                        OppenheimerFunds International Ltd. (September 1997-November
                        2001). An officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the Manager;
since 2001              Vice President (since 1999) and Assistant Secretary (since
Age: 40                 October 2003) of the Distributor; Assistant Secretary of
                        Centennial Asset Management Corporation (since October
                        2003); Vice President and Assistant Secretary of Shareholder
                        Services, Inc. (since 1999); Assistant Secretary of
                        OppenheimerFunds Legacy Program and Shareholder Financial
                        Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 87
                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager (since
Assistant Secretary     May 2004); First Vice President (April 2001-April 2004),
since 2004              Associate General Counsel (December 2000-April 2004),
Age: 37                 Corporate Vice President (May 1999-April 2001) and Assistant
                        General Counsel (May 1999-December 2000) of UBS Financial
                        Services Inc. (formerly, PaineWebber Incorporated). An
                        officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior Vice President and Deputy General Counsel of the
Assistant Secretary     Manager (since September 2004); Mr. Gillespie held the
since 2004              following positions at Merrill Lynch Investment Management:
Age: 41                 First Vice President (2001-September 2004); Director
                        (2000-September 2004) and Vice President (1998-2000). An
                        officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------

|X|   Remuneration of the Officers and Directors. The officers and the interested Directors of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Directors'
compensation from the Fund, shown below, is for serving as a Director and member of a committee (if applicable), with respect to the Fund's fiscal year ended October 31, 2005. The total compensation from the
Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a
Director and member of a committee (if applicable) of the Boards of the Fund and other funds in the
OppenheimerFunds complex during the calendar year ended December 31, 2004.

--------------------------------------------------------------------------------------
Name and Other Fund      Aggregate     Retirement      Estimated          Total
                                        Benefits
                       Compensation    Accrued as       Annual        Compensation
Position(s) (as          From the     Part of Fund   Benefits Upon    From the Fund
applicable)               Fund(1)       Expenses     Retirement(2)  and Fund Complex
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Clayton K. Yeutter        $604(3)        $1,511         $86,171         $173,700
Chairman of the Board
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Matthew P. Fink(4)         None           None          $2,641            None
Proxy Committee
Member and Regulatory
& Oversight Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Robert G. Galli
Regulatory &
Oversight Committee        $449           $901        $100,824(5)      $237,312(6)
Chairman
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Phillip A. Griffiths      $492(7)         $483          $34,972         $142,092
Governance Committee
Chairman and
Regulatory &
Oversight Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mary F. Miller(8)
Audit Committee
Member and Proxy            $28           None          $7,128           $8,532
Committee Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Joel W. Motley            $523(9)         $200          $23,945         $150,760
Audit Committee
Chairman and
Regulatory &
Oversight Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Kenneth A. Randall         $466         None(10)        $85,944         $134,080
Audit Committee
Member and Governance
Committee Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Edward V. Regan(11)        $413          $1,066         $70,977         $118,788
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Russell S. Reynolds,       $371           $943          $66,602         $106,792
Jr.
Proxy Committee
Chairman and
Governance Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Donald W. Spiro(12)        $222           None           None            $64,080
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Joseph M. Wikler(13)       None           None             -             $23,000
Audit Committee Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Peter I. Wold(13)
Governance Committee       None           None             -             $20,500
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian F. Wruble(14)        None           None        $22,238(15)     $111,000(16)
Regulatory &
Oversight Committee
Member
--------------------------------------------------------------------------------------
1.     "Aggregate Compensation From the Fund" includes fees and deferred compensation, if any.
2.    "Estimated Annual Benefits Upon Retirement" is based on a straight life payment plan election with the assumption that a Director will retire at the age of 75 and is eligible (after 7 years of service)
   to receive retirement plan benefits as described below under "Retirement Plan for Directors."
3.    Includes $151 deferred by Mr. Yeutter under the "Deferred Compensation Plan" described below.
4.    Mr. Fink was appointed as a Board member of 10 of the Board I Funds effective January 1, 2005 and was elected as a Board Member of all of the other Board I Funds during 2005.
5.    Includes $45,840 estimated benefits to be paid to Mr. Galli for serving as a director or trustee of
   10 other Oppenheimer funds that are not Board I Funds.
6.    Includes $111,000 for serving as a director or trustee of 10 other Oppenheimer funds (at December 31,
   2004) that are not Board I Funds.
7.    Includes $492 deferred by Mr. Griffiths under the "Deferred Compensation Plan" described below.
8.    Ms. Miller was appointed as a Board member of 13 of the Board I Funds effective August13, 2004 and of
   9 of the Board I Funds effective October 26, 2004. She was elected as a Board member of all of the Board
   I Funds during 2005.
9.    Includes $209 deferred by Mr. Motley under the "Deferred Compensation Plan" described below.
10.   Due to actuarial considerations, no additional retirement benefits were accrued with respect to Mr.
   Randall.
11.   Mr. Regan retired as a Director of the Board I funds effective June 30, 2005.
12.   Mr. Spiro retired as a Director of the Board I funds effective October 31, 2004.
13.   Mr. Wikler and Mr. Wold were elected as Board members of 23 of the Board I Funds, including the Fund, as of August 17, 2005. They had served as Board members of the other 11 Board I Funds prior to that date.
14.   Mr. Wruble was appointed as Director of the Board I Funds effective October 10, 2005.
15.   Estimated benefits to be paid to Mr. Wruble for serving as a director or trustee of 10 other
   Oppenheimer funds that are not Board I Funds. Mr. Wruble's service as a director or trustee of such funds will not be counted towards the fulfillment of his eligibility requirements for payments under the
   Board I retirement plan, described below.
16.   For serving as a director or trustee of 10 other Oppenheimer funds (at December 31, 2004) that are not Board I Funds.

|X|   Retirement Plan for Directors. The Fund has adopted a retirement plan that provides for payments to retired Independent Directors. Payments are up to 80% of the average compensation paid during a Director's five years of service in which the highest compensation was received. A Director must serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The amount of retirement benefits a Director will receive depends on the amount of the Director's compensation, including future compensation and the length of his or her service on the Board.

      |X|   Deferred Compensation Plan. The Board of Directors has adopted a Deferred Compensation Plan for
Independent Directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

      Deferral of the Directors' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any
Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the
SEC, the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred compensation account.

|X|   Major Shareholders. As of January 31, 2005, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

      MCB Trust Services Cust Herman Herman Katz & Cotlar PSP, 700 17th Street, Suite 300, Denver CO,
 80202-3531 which owned 49,675.097 Class N shares (44.98% of the Class N shares then outstanding).

      Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998 which owned 11,750.731 Class N shares
 (10.64% of the Class N shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by
Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

|X|   Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager.
The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of
Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the
SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public
Reference Section, Washington, D.C. 20549-0102.

|X|   Portfolio Proxy Voting.  The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the Fund and the Manager where a directly-controlled affiliate of the Manager manages or administers the assets of a pension plan of a company soliciting the proxy. The Fund's Portfolio Proxy
Voting Guidelines on routine and non-routine proxy proposals are summarized below.

o     The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o     In general, the Fund opposes "anti-takeover" proposals and supports the elimination of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the
         Fund opposes plans it considers to be excessive.

      The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended
June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at
www.sec.gov.

|X|   The Investment Advisory Agreement.  The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

--------------------------------------------------------------------------------
Fiscal Year ended 10/31:         Management Fees Paid to OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2002                                     $757,734
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2003                                     $698,136
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2004                                     $785,321
--------------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

 Portfolio Managers. The Fund's portfolio is managed by Emmanuel Ferreira, Christopher Leavy, Angelo
Manioudakis and a team of investment professionals including Benjamin Gord, Geoffrey Caan, Charles Moon and
Antulio N. Bomfim (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers").  They are the persons who are responsible for the day-to-day management of the
Fund's investments.

              Other Accounts Managed by the Portfolio Managers.  The Fund's portfolio is managed by
      Emmanuel Ferreira, Christopher Leavy, Angelo Manioudakis and a team of investment professionals including Benjamin J. Gord, Geoffrey Caan, Charles Moon and Antulio N. Bomfim who are responsible for the day-to-day management of the fund's investments. In addition to managing the Fund's investment portfolio, Messrs. Ferreira, Leavy, Manioudakis, Gord, Caan, Moon and Bomfim also manage other investment portfolios on behalf of the Manager or its affiliates. The following table provides information, as of October 31, 2005, regarding the other portfolios managed by Messrs. Ferreira,
      Leavy, Manioudakis, Gord, Caan, Moon and Bomfim. None of those portfolios has an advisory fee based on performance:

   Portfolio        RegistereTotal     Other        Total    Other   Total
                             Assets               Assets in
                             in                     Other
                             RegisteredPooled      Pooled             Assets
                    InvestmenInvestmentInvestmentInvestment          in Other
                    CompaniesCompanies Vehicles   Vehicles   AccountsAccounts
   Manager          Managed  Managed*   Managed   Managed*   Managed Managed*
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Emmanuel            4                 None       None      None     None
   Ferreira
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Christopher         11    $7,676.2      2        $74.4     None     None
   Leavy
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Angelo              17    $12,417.7     6       $193.1       1      $39.1
   Manioudakis
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Benjamin Gord       14    $11,901.5     6       $193.1       1      $39.1
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Geoffrey Caan       14    $11,901.5     6       $193.1       1      $39.1
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Charles Moon        14    $11,901.5     6       $193.1       1      $39.1
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Antulio N.          14    $11,901.5     6       $193.1       1      $39.1
   Bomfim
   =================

   *  In millions.

           As indicated above, each of the Portfolio Managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other fund are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund.
      However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

      Compensation of the Portfolio Managers.  The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of October 31, 2005 each Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

      The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper
      - Flexible Portfolio Funds.  Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development.  The
      Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers.  The compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.

             Ownership of Fund Shares.  As of October 31, 2005 the Portfolio Managers did not
      beneficially own any shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including
"affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable.
The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors.

    Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the
Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

    Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out"
transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

    However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Directors has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services.
The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Directors permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated
commission, and (iii) the trade is not a riskless principal transaction. The Board of Directors permits the
Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broaden the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the
Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

   ---------------------------------------------------------------------
      Fiscal Year Ended      Total Brokerage Commissions Paid by the
           10/31:                            Fund(1)
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
            2002                             $275,091
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
            2003                             $262,325
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
            2004                           $150,204(2)
   ---------------------------------------------------------------------
1.    Amounts do not include spreads or commissions on principal transactions on a net trade basis.
2.    In the fiscal  year ended  October  31,  2004,  the amount of  transactions  directed  to brokers  for research services was $11,846,444 and amount of the commissions paid to  broker-dealers  for those services was $20,229.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the
Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The
Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

-------------------------------------------
Fiscal    Aggregate        Class A
                           Front-End
Year      Front-End Sales  Sales Charges
Ended     Charges on       Retained by
10/31:    Class A Shares   Distributor(1)
-------------------------------------------
-------------------------------------------
  2002        $100,924         $63,284
-------------------------------------------
-------------------------------------------
  2003        $110,906         $54,405
-------------------------------------------
-------------------------------------------
  2004        $167,766         $68,502
-------------------------------------------
1.    Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

-----------------------------------------------------------------------------
Fiscal    Concessions on   Concessions on  Concessions on   Concessions on
Year      Class A Shares   Class B Shares  Class C Shares   Class N Shares
Ended     Advanced by      Advanced by     Advanced by      Advanced by
10/31:    Distributor(1)   Distributor(1)  Distributor(1)   Distributor(1)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2002         $7,439          $65,199          $8,315           $1,759
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2003         $7,898          $75,513         $10,372           $2,258
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2004        $23,768          $76,101         $19,242           $9,710
-----------------------------------------------------------------------------
1.    The Distributor advances concession payments to financial  intermediaries for certain sales of Class A shares  and for sales of Class B,  Class C and  Class N shares  from its own  resources  at the time of sale.

------------------------------------------------------------------------------
Fiscal    Class A          Class B         Class C           Class N
          Contingent       Contingent                        Contingent
Year      Deferred Sales   Deferred Sales  Contingent        Deferred Sales
Ended     Charges          Charges         Deferred Sales    Charges
10/31:    Retained by      Retained by     Charges Retained  Retained by
          Distributor      Distributor     by Distributor    Distributor
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2002          $300           $40,714          $1,530             $775
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2003          $791           $70,283           $742              $567
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2004          $814           $40,394          $1,835             $601
------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Directors, including a majority of the Independent Directors(1), cast in person at a meeting called for the purpose of voting on that plan.

      Under the Plans, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Directors and its Independent Directors specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent
Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Directors and the Independent Directors must approve all material amendments to a plan.
An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and
Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Directors at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Directors.

      Each plan states that while it is in effect, the selection and nomination of those Directors of the
Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent
Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Directors.

      Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the
Independent Directors.

|X|   Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of
Class A shares. The Board has set the rate at that level. The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of the special arrangement described below, regarding grandfathered retirement accounts. The Distributor makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the costs of distributing the shares. After the first year shares are outstanding, the Distributor makes service fee payments to recipients periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      For the fiscal year ended October 31, 2004 payments under the Class A plan totaled $256,773, of which
$38,051 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $163,091 paid to an affiliate of the Distributor's parent company.  Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

|X|   Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. However, the
Distributor currently intends to pay the service fee to recipients in advance for the first year after
Class B, Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.
Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer.  If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C and
Class N shares, but does not retain any service fees as to the assets represented by that account.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and the asset-based sales charge and service fees increase Class N expenses by 0.50% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B and Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the
Class B, Class C or Class N service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B, Class C and Class N shares,
o     bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      During a calendar year, the Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the asset-based sales charges paid to the Distributor by the Fund under the distribution and service plans. Those excess expenses are carried over on the Distributor's books and may be recouped from asset-based sales charge payments from the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped that relate to (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those categories of expenses is set at 0.70% of annual gross sales of shares of the Fund. If those categories of expenses exceed the capped amount, the Distributor bears the excess costs. If the Class
B, Class C or Class N plan were to be terminated by the Fund, the Fund's Board of Directors may allow the
Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares prior to the termination of the plan.

--------------------------------------------------------------------------------
Distribution Fees Paid to the Distributor for the Fiscal Year Ended 10/31/2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class:      Total Payments      Amount       Distributor's    Distributor's
                                                  Aggregate      Unreimbursed
                                                 Unreimbursed    Expenses as %
                                 Retained by    Expenses Under   of Net Assets
                 Under Plan      Distributor         Plan          of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan      $148,547       $116,781(1)       $428,108          3.14%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan      $57,073        $15,441(2)        $131,782          2.05%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Plan       $5,131         $3,573(3)        $15,505           1.04%
--------------------------------------------------------------------------------
1.    Includes $4,498 paid to an affiliate of the Distributor's parent company.
2.    Includes $4,293 paid to an affiliate of the Distributor's parent company.
3.    Includes $226 paid to an affiliate of the Distributor's parent company.

      All payments  under the Class B, Class C and Class N plans are subject to the  limitations  imposed by the Conduct Rules of the National  Association of Securities Dealers,  Inc. on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

      Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive reallowance of commissions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor
(including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o     Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

o     depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the
              Distributor to financial intermediaries as sales commissions (see "About Your Account" in the
              Prospectus);
o     ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment
              Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans" above);
o     shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

o     Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

o     These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;
o     The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as the NASD. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's prospectus and this
SAI. You should ask your financial intermediary for information about any payments it receives from the
Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the
Fund or such other Oppenheimer funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o     transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o     program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o     placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the
Oppenheimer funds and shareholder financial planning needs.

      For the year ended December 31, 2004, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

  Advest Inc.                             Aegon
  A.G. Edwards & Sons, Inc                AIG Network
  Allianz Life Insurance Company          Allstate Life Insurance Company
  Ameritas Life Insurance Corporation     American Centurian Life Insurance
  American Enterprise Life Insurance      American Express Financial Advisors
                                          Inc.
  American Portfolios                     Annuity Investors Life
  AXA Advisors                            Banc One Securities Corporation
  Bank of New York                        Cadaret Grant & Co. Inc.
  Charter One Securities Inc.             Chase Investment Services
  Citigroup Financial Network             CitiStreet
  Citizens Bank of Rhode Island           CJM Planning Corp.
  Columbus Life Insurance Company         Commonwealth Financial Network
  CUNA Brokerage Services Inc.            CUSO Financial Services, L.P.
  Federal Kemper                          First Allied Securities Inc
  First Global Capital                    GE Financial Assurance
  GlenBrook Life and Annuity Co.          Great West Life & Annuity Co., Inc.
  HD Vest                                 Hewitt Associates
  HSBC Brokerage (USA) Inc.               ING Network
  Jefferson Pilot Securities Corporation  John Hancock Variable Life Insurance
                                          Company
  Kemper Life Assurance Company           Legend Equities Corporation
  Legg Mason Wood Walker, Incorporated    Lincoln National Life Insurance
                                          Company
  Lincoln Financial Advisors Corporation  Lincoln Investment Planning
  Linsco/Private Ledger Corp.             MassMutual Financial Group and
                                          affiliates
  McDonald Investments, Inc.              Merrill Lynch & Co., Inc. and
                                          affiliates
  Metlife and affiliates                  Minnesota Life Insurance Company
  Morgan Stanley DW Inc.                  NPH Network
  Nationwide and affiliates               New York Life Securities, LLC
  PacLife Network                         Park Avenue Securities LLC
  Planmember Securities Corporation       Prime Capital Services, Inc.
  Princor Financial Services Corporation  Protective Life Insurance Co.
  Provident Mutual Insurance Company      Prudential Investment Management
                                          Services LLC
  Raymond James Financial Services, Inc.  Raymond James & Associates, Inc.
  RBC Dain Rauscher Inc.                  Securities America, Inc.
  Security Benefit Life Insurance Company Signator Investments
  Sun Life Insurance Company              Suntrust Investment Services, Inc.
  Tower Square Securities, Inc            Travelers Life & Annuity Co., Inc.
  UBS Financial Services Inc.             Union Central Life Insurance Company
  Wachovia Securities LLC                 Wells Fargo Investments, LLC

      For the year ended December 31, 2004, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

  ABN AMRO                                ADP
  Alliance Benefit Group                  AMVESCAP Retirement Plans
  American Stock & Transfer               Baden Retirement
  BCG                                     Benefit Administration Co., LLC
  Benefit Administration, Inc.            Benefit Plans Administrative Services
  Benetech, Inc.                          BISYS Retirement Services
  Boston Financial Data Services          Ceridian
  Circle Trust Company                    Citigroup
  CitiStreet                              CPI
  Daily Access.Com, Inc.                  Digital Retirement Solutions
  Dyatech                                 ERISA Administrative Services, Inc.
  ExpertPlan.com                          FAScore
  FBD Consulting                          Federated Investors
  Fidelity Institutional                  First National Bank of Omaha
  First Trust Corp.                       Franklin Templeton
  Geller Group                            Gold K
  Great West Financial Services           Hartford Life Insurance Co.
  Equities, Inc.
  ICMA - RC Services                      In West Pension Mgmt
  Independent Plan Coordinators           Ingham Group
  Interactive Retirement Systems, Ltd.    Invesmart, Inc.
  Kaufman & Goble                         Leggette & Co., Inc.
  Manulife                                MassMutual Financial Group and
                                          affiliates
  Matrix Settlement & Clearance Services  Mellon HR Solutions
  Merrill Lynch & Co., Inc.               Metavante
  Metlife Securities Inc.                 MFS Investment Management
  Mid Atlantic Capital Corp.              Milliman USA
  Morgan Stanley DW Inc.                  National City Bank
  National Financial Services Corp.       National Investors Services Corp.
  Nationwide Investment Service Corp.     New York Life Investment Management,
                                          Inc.
  Northwest Plan Services                 Pension Administration and Consulting
  PFPC, Inc.                              PSMI Group
  Putnam Fiduciary Trust Company          Quads Trust Company
  RSM McGladrey                           SAFECO
  Charles Schwab & Co., Inc.              Security Trust Company
  Sentinel / National Life                Standard Insurance Co
  Stanley, Hunt, Dupree & Rhine           State Street Bank & Trust Company
  Suntrust Investment Services, Inc.      Swerdlin & Co.
  T. Rowe Price Brokerage Services, L.P.  Taylor, Perky & Parker, LLC
  The 401k Company                        The Investment Center, Inc.
  Trusource                               Union Bank and Trust Co.
  USI Consulting Group                    Vanguard Group
  Web401K.com                             Wilmington Trust Company

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC.
Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

o     Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the
Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X|   Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The
Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below)
(unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.  For Class N shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) are based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

          - 1  = Average Annual Total
ERV   l/n      Return
  P

o     Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
  P

o     Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of
$1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
l/n              and Redemptions)
  P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.
Cumulative total return is determined as follows:

 ERV - P   = Total Return
-----------
    P
o     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B,
Class C or Class N shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------
           The Fund's Total Returns for the Periods Ended 10/31/2004
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class of  Cumulative Total              Average Annual Total Returns
             Returns (10
              years or
Shares     life-of-class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                 1-Year            5-Year           10-Year
                                                (or life of       (or life of
                                               class if less)   class if less)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After    Without  After    Without  After    Without After    Without
          Sales    Sales    Sales    Sales    Sales    Sales   Sales    Sales
           Charge   Charge   Charge   Charge   Charge  Charge   Charge   Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class       77.59%   88.42%    0.97%    7.12%    1.10%   2.30%    5.91%    6.54%
A(1)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class
B(2)        54.36%   54.36%    1.13%    6.13%    1.12%   1.47%    4.90%    4.90%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class
C(3)        41.25%   41.25%    5.13%    6.13%    1.46%   1.46%    4.15%    4.15%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class        4.93%    4.93%    5.68%    6.68%    1.32%   1.32%      N/A      N/A
N(4)
---------------------------------------------------------------------------------
1.    Inception of Class A:   9/16/85
2.    Inception of Class B:   10/2/95
3.    Inception of Class C:   5/1/96
4.    Inception of Class N:   3/1/01

-----------------------------------------------------------------------------
  Average Annual Total Returns for Class A(1) Shares (After Sales Charge)
                      For the Periods Ended 10/31/2004
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                 1-Year          5-Year          10-Year
                                              (or life of      (or life of
                                             class if less)  class if less)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
After Taxes on Distributions     0.79%           -0.08%           3.72%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
After Taxes on                   0.75%           0.30%            3.83%
Distributions and
Redemption of Fund Shares
-----------------------------------------------------------------------------
   1. Inception of Class A: 9/16/85

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of
Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The Fund is rated among domestic stock fund category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM)based on a
Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance
(including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall
Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and Publications. From time to time the
Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and
Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance
of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S.
government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund.
Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases.
Shares will be purchased on the regular business day the Distributor is instructed to initiate the
Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for
Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional
Information because the Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals           Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Fund
Oppenheimer Balanced Fund                 Oppenheimer Main Street Opportunity Fund
Oppenheimer Core Bond Fund                Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Champion Income Fund          Street Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Convertible Securities Fund   Street Fund II
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Developing Markets Fund       Street Fund III
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Balanced Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Discovery Fund                Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Dividend Growth Fund          Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.             Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Global Fund                   Municipals
Oppenheimer Global Opportunities Fund     Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                   Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer High Yield Fund               Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund       Oppenheimer Total Return Bond Fund
Oppenheimer   International   Diversified
Fund                                      Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund     Oppenheimer Value Fund
Oppenheimer  International  Small Company
Fund                                      Limited-Term New York Municipal Fund
Oppenheimer International Value Fund      Rochester Fund Municipals
Oppenheimer   Limited   Term   California
Municipal Fund                            Oppenheimer Portfolio Series:
                                            Active Allocation Fund
                                            Aggressive Investor Fund
                                            Conservative Investor Fund
Oppenheimer Limited-Term Government Fund    Moderate Investor Fund

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.       Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this Statement of
Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other
Oppenheimer funds during a 13-month period. The total amount of your purchases of Class A, Class B and
Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases that you made up to 90 days before the date of the Letter.
Class A shares of Oppenheimer Money Market Fund and Oppenheimer Cash Reserves on which you have not paid a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

      A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and Class C shares of the Fund and other Oppenheimer funds during a
13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e.
without a sales charge) do not count toward satisfying the amount of the Letter.

      Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The  Transfer  Agent  will not hold  shares in escrow  for  purchases  of shares of the Fund and other
Oppenheimer  funds by  OppenheimerFunds  prototype  401(k) plans under a Letter.  If the  intended  purchase amount under a Letter  entered into by an  OppenheimerFunds  prototype  401(k) plan is not  purchased by the plan by the end of the Letter period,  there will be no adjustment of concessions paid to the  broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A, Class B or Class C shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class C shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange
Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500.
Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s)
from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans.  Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix C to this Statement of Additional
Information.  Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc.
("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill
Lynch.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the
Oppenheimer funds.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the
Oppenheimer funds.

      OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or
Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B,
Class C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer.

|X|   Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of
Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the
Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the
Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of
Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money
            Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information)
            which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the
            recordkeeper or the plan sponsor for which has entered into a special agreement with the
            Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the
            Oppenheimer funds is $500,000 or more,
o     to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o     to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the
Oppenheimer funds are added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the
Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Directors, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan
(12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

      Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the
Fund Account Fees.  These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to
            Class A shares the new account balance may become subject to the Minimum Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable
            Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and
            Pension Alliance Retirement Plan programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the
            12-month period preceding the date the fee is deducted.

      To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the
Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a
U.S. holiday). All references to time in this Statement of Additional Information mean "Eastern time." The
NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's
Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the
Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

      |X|   Securities Valuation. The Fund's Board of Directors has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o     Equity securities traded on a U.S. securities exchange or on NASDAQ(R)are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, on that day,
               or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and
               "asked" prices on the valuation date or, if not,  at the closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the Board of Directors, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date,
               or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's
Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.
      The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, as determined by a pricing service approved by the Board of
Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ(R)on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the
Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's
Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section.
The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.
If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange
Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C and Class N shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment.
Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge.
It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs,
SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in
"How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information.
The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the
Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the
Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy
Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the
Prospectus and below in this Statement of Additional Information.

|X|   Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments.
Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the
Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the
Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the
Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated.
Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the
Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of
Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the
Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial California Tax Exempt Trust    Centennial New York Tax Exempt
                                             Trust
   Centennial Government Trust               Centennial Tax Exempt Trust
   Centennial Money Market Trust

   The following funds do not offer Class N shares:
   Limited Term New York Municipal Fund      Oppenheimer New Jersey Municipal Fund
   Oppenheimer AMT-Free Municipals           Oppenheimer Principal Protected Main
                                             Street Fund II
   Oppenheimer AMT-Free New York             Oppenheimer Pennsylvania Municipal
   Municipals                                Fund
   Oppenheimer California Municipal Fund     Oppenheimer Rochester National
                                             Municipals
   Oppenheimer International Value Fund      Oppenheimer Senior Floating Rate Fund
   Oppenheimer Limited Term California       Rochester Fund Municipals
   Municipal Fund
   Oppenheimer Limited Term Municipal
   Fund
   Oppenheimer Money Market Fund, Inc.

   The following funds do not offer Class Y shares:
   Limited Term New York Municipal Fund     Oppenheimer Limited Term California
                                            Municipal Fund
   Oppenheimer AMT-Free Municipals          Oppenheimer Limited Term Municipal Fund
   Oppenheimer AMT-Free New York Municipals Oppenheimer New Jersey Municipal Fund
   Oppenheimer Balanced Fund                Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer California Municipal Fund    Oppenheimer Principal Protected Main
                                            Street Fund
   Oppenheimer Capital Income Fund          Oppenheimer Principal Protected Main
                                            Street Fund II
   Oppenheimer Cash Reserves                Oppenheimer Principal Protected Main
                                            Street Fund III
   Oppenheimer Champion Income Fund         Oppenheimer Quest Capital Value Fund,
                                            Inc.
   Oppenheimer Convertible Securities Fund  Oppenheimer Quest International Value
                                            Fund, Inc.
   Oppenheimer Disciplined Allocation Fund  Oppenheimer Rochester National Municipals
   Oppenheimer Dividend Growth Fund         Oppenheimer Total Return Bond Fund
   Oppenheimer Gold & Special Minerals Fund

o     Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.
o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves
      acquired by exchange of Class M shares.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other
      Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund II until after the expiration of the warranty period (3/3/2011).
o     Shares of Oppenheimer Principal Protected Main Street Fund III may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund III
      until after the expiration of the warranty period (12/16/2011).

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester National Municipals and Rochester
Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a
Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of
Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the
Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Limited Term California Municipal Fund, Limited-Term Government
Fund, Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating
Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged
Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

|X|   Processing  Exchange  Requests.  Shares to be exchanged  are redeemed on the regular  business day the
Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally,  shares of the fund to be acquired are purchased on the  Redemption  Date, but such purchases may be delayed by either fund up to five business days if it determines  that it would be  disadvantaged  by an immediate  transfer of the redemption  proceeds.  The Fund reserves the right, in its discretion,  to refuse any exchange  request that may disadvantage it. For example,  if the receipt of multiple  exchange requests from a dealer might require the disposition of portfolio  securities at a time or at a price that might be  disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as
Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer
Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another.
"Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B,
Class C and Class N shares are expected to be lower than dividends on Class A shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer
Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

|X|   Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the
Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25%
of the value of its total assets may be invested in the securities of any one issuer (other than U.S.
government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

|X|   Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December
31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Directors and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X|   Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.
The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35%
corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. The
Fund may be subject to U.S. Federal income tax, and an interest charge, on certain distributions or gains from the sale of shares of a foreign company considered to be a PFIC, even if those amounts are paid out as dividends to shareholders. To avoid imposition of the interest charge, the Fund may elect to "mark to market" all PFIC shares that it holds at the end of each taxable year. In that case, any increase or decrease in the value of those shares would be recognized as ordinary income or as ordinary loss (but only to the extent of previously recognized "mark-to-market" gains).

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).
Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

|X|   Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue
Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X|   Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the
Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the
U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S.
trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold
U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in
January of each year with a copy sent to the IRS.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above.
Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other
Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The
Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP serves as the independent registered public accounting firm for the Fund.  KPMG LLP audits the Fund's financial statements and performs other related audit services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by
KPMG LLP to the Fund must be pre-approved by the Audit Committee.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER SERIES FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Disciplined Allocation Fund (one of the portfolios constituting the Oppenheimer Series Fund, Inc.), including the statement of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Allocation Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles. KPMG LLP Denver, ColoradoDecember
20, 2005 STATEMENT OF INVESTMENTS October 31, 2005

                                                                                                                              VALUE
                                                                                                             SHARES      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--51.7%
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.3%
------------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.3%
WCI Communities, Inc. 1                                                                                      17,500   $     437,850
------------------------------------------------------------------------------------------------------------------------------------
MEDIA--6.0%
Liberty Global, Inc., Series A                                                                               99,731       2,470,337
------------------------------------------------------------------------------------------------------------------------------------
Liberty Global, Inc., Series C 1                                                                             99,731       2,365,619
------------------------------------------------------------------------------------------------------------------------------------
Liberty Media Corp., Cl. A 1                                                                                375,200       2,990,344
                                                                                                                      --------------
                                                                                                                          7,826,300

------------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.9%
------------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.6%
Constellation Brands, Inc., Cl. A 1                                                                          36,300         854,502
------------------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.7%
Wal-Mart Stores, Inc.                                                                                        18,600         879,966
------------------------------------------------------------------------------------------------------------------------------------
TOBACCO--2.6%
Altria Group, Inc.                                                                                           44,600       3,347,230
------------------------------------------------------------------------------------------------------------------------------------
ENERGY--4.0%
------------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.9%
Halliburton Co.                                                                                              20,400       1,205,640
------------------------------------------------------------------------------------------------------------------------------------
OIL & GAS--3.1%
BP plc, ADR                                                                                                  39,800       2,642,720
------------------------------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc.                                                                                           4,000         363,600
------------------------------------------------------------------------------------------------------------------------------------
LUKOIL, Sponsored ADR                                                                                        18,100         995,500
                                                                                                                      --------------
                                                                                                                          4,001,820

------------------------------------------------------------------------------------------------------------------------------------
FINANCIALS--10.3%
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.4%
UBS AG                                                                                                       21,311       1,809,869
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.0%
Bank of America Corp.                                                                                        16,102         704,301
------------------------------------------------------------------------------------------------------------------------------------
Wachovia Corp.                                                                                               14,788         747,090
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                                                            19,200       1,155,840
                                                                                                                      --------------
                                                                                                                          2,607,231

------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.1%
Capital One Financial Corp.                                                                                  15,800       1,206,330
------------------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                                              21,377         978,639
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                                                         32,200       1,179,164
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                                                                6,200         741,954
                                                                                                                      --------------
                                                                                                                          4,106,087
18 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                                              VALUE
                                                                                                             SHARES      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE--2.9%
American International Group, Inc.                                                                            7,100      $  460,080
------------------------------------------------------------------------------------------------------------------------------------
Aspen Insurance Holdings Ltd.                                                                                15,300         370,107
------------------------------------------------------------------------------------------------------------------------------------
Everest Re Group Ltd.                                                                                         8,300         825,435
------------------------------------------------------------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A                                                                              42,400       1,343,656
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Cos., Inc. (The)                                                                                     28,600         370,370
------------------------------------------------------------------------------------------------------------------------------------
Platinum Underwriters Holdings Ltd.                                                                          12,700         361,823
                                                                                                                      --------------
                                                                                                                          3,731,471

------------------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.9%
Countrywide Financial Corp.                                                                                  22,100         702,117
------------------------------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                                                   8,500         521,475
                                                                                                                      --------------
                                                                                                                          1,223,592

------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--6.6%
------------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.3%
MedImmune, Inc. 1                                                                                            16,000         559,680
------------------------------------------------------------------------------------------------------------------------------------
Wyeth                                                                                                        25,300       1,127,368
                                                                                                                      --------------
                                                                                                                          1,687,048

------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
Boston Scientific Corp. 1                                                                                    22,600         567,712
------------------------------------------------------------------------------------------------------------------------------------
Cooper Cos., Inc. (The)                                                                                       6,000         413,040
                                                                                                                      --------------
                                                                                                                            980,752

------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.6%
Manor Care, Inc.                                                                                             11,200         417,200
------------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp. 1                                                                                     45,900         386,478
                                                                                                                      --------------
                                                                                                                            803,678

------------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--4.0%
GlaxoSmithKline plc, ADR                                                                                     18,900         982,611
------------------------------------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                                                                 48,400       1,052,216
------------------------------------------------------------------------------------------------------------------------------------
Sanofi-Aventis SA, ADR                                                                                       31,900       1,279,828
------------------------------------------------------------------------------------------------------------------------------------
Schering-Plough Corp. 2                                                                                      44,800         911,232
------------------------------------------------------------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc. 1                                                                               27,500         950,400
                                                                                                                      --------------
                                                                                                                          5,176,287
19 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF INVESTMENTS Continued

                                                                                                                              VALUE
                                                                                                             SHARES      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIALS--5.8%
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.3%
Honeywell International, Inc.                                                                                61,500   $   2,103,300
------------------------------------------------------------------------------------------------------------------------------------
Orbital Sciences Corp. 1                                                                                    131,300       1,527,019
------------------------------------------------------------------------------------------------------------------------------------
United Technologies Corp.                                                                                    14,000         717,920
                                                                                                                      --------------
                                                                                                                          4,348,239

------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--2.0%
Cendant Corp.                                                                                               152,500       2,656,550
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.3%
Corinthian Colleges, Inc. 1                                                                                  26,700         332,148
------------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.2%
GrafTech International Ltd. 1                                                                                41,100         201,390
------------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--10.8%
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.6%
Cisco Systems, Inc. 1                                                                                        42,500         741,625
------------------------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., Series B, Escrow Shares 1,3,4                                                      100              --
                                                                                                                      --------------
                                                                                                                            741,625

------------------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.2%
Hewlett-Packard Co.                                                                                          45,400       1,273,016
------------------------------------------------------------------------------------------------------------------------------------
Hutchinson Technology, Inc. 1                                                                                14,100         349,680
                                                                                                                      --------------
                                                                                                                          1,622,696

------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Flextronics International Ltd. 1                                                                             44,700         415,263
------------------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.1%
Net2Phone, Inc. 1                                                                                           118,500         177,750
------------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.4%
ATI Technologies, Inc. 1                                                                                     52,500         758,625
------------------------------------------------------------------------------------------------------------------------------------
Freescale Semiconductor, Inc., Cl. A 1                                                                       44,200       1,047,098
                                                                                                                      --------------
                                                                                                                          1,805,723

------------------------------------------------------------------------------------------------------------------------------------
SOFTWARE--7.2%
Compuware Corp. 1                                                                                            48,000         388,320
------------------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                                                                                             113,200       2,909,240
------------------------------------------------------------------------------------------------------------------------------------
Novell, Inc. 1                                                                                              153,900       1,172,718
------------------------------------------------------------------------------------------------------------------------------------
Synopsys, Inc. 1                                                                                             44,400         841,380
------------------------------------------------------------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1                                                                       197,150       4,071,148
                                                                                                                      --------------
                                                                                                                          9,382,806
20 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                                              VALUE
                                                                                                             SHARES      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

MATERIALS--0.6%
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.6%
Praxair, Inc.                                                                                                15,100   $     746,091
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.3%
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
IDT Corp., Cl. B 1                                                                                          141,400       1,688,316
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES--2.1%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.1%
AES Corp. (The) 1                                                                                           121,500       1,930,635
------------------------------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc. 1                                                                                       58,200         739,140
                                                                                                                      --------------
                                                                                                                          2,669,775
                                                                                                                      --------------

Total Common Stocks (Cost $58,477,600)                                                                                   67,467,695

                                                                                                          PRINCIPAL
                                                                                                             AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--6.7%
Aesop Funding II LLC, Automobile Asset-Backed Certificates, Series 2005-1A, Cl. A2, 4.06%, 4/20/08 5      $  80,000          80,061
------------------------------------------------------------------------------------------------------------------------------------
BMW Vehicle Owner Trust, Automobile Loan Certificates, Series 2005-A, Cl. A2, 3.66%, 12/26/07               276,299         275,493
------------------------------------------------------------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust, Automobile Mtg.-Backed Nts.:
Series 2004-2, Cl. A3, 3.58%, 1/15/09                                                                       270,000         264,371
Series 2005-1, Cl. A2B, 3.73%, 7/16/07                                                                      130,000         129,820
------------------------------------------------------------------------------------------------------------------------------------
Capital One Prime Auto Receivables Trust, Automobile Loan Asset-Backed Securities,
  Series 2005-1, Cl. A2, 4.24%, 11/15/07                                                                    310,000         309,345
------------------------------------------------------------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed Certificates:
Series 2004-D, Cl. AF1, 2.98%, 4/25/20                                                                       39,671          39,455
Series 2005-B, Cl. AF1, 4.02%, 3/26/35                                                                       56,092          55,755
Series 2005-C, Cl. AF1, 4.196%, 6/25/35                                                                     154,730         153,968
Series 2005-D, Cl. AF1, 5.04%, 10/25/35                                                                     270,000         270,000
Series 2005-D, Cl. AV2, 4.21%, 10/25/35 5                                                                   220,000         220,000
------------------------------------------------------------------------------------------------------------------------------------
Chase Funding Mortgage Loan Asset-Backed Certificates, Home Equity Mtg. Obligations:
Series 2003-5, Cl. 1A2, 2.451%, 11/25/18                                                                      3,810           3,801
Series 2004-1, Cl. 1A2, 2.427%, 6/25/19                                                                      43,028          42,899
------------------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust, Automobile Loan Pass-Through Certificates:
Series 2002-A, Cl. A4, 4.24%, 9/15/08                                                                        23,584          23,576
Series 2005-A, Cl. A2, 3.72%, 12/15/07                                                                      230,000         228,885
------------------------------------------------------------------------------------------------------------------------------------
CIT Equipment Collateral, Equipment Receivable-Backed Nts.,
Series 2004-DFS, Cl. A2, 2.66%, 11/20/06                                                                    142,803         142,247
------------------------------------------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts.,
Series 2003-C4, Cl. C4, 5%, 6/10/15                                                                          40,000          38,957
------------------------------------------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc., Collateralized Mtg. Obligations,
  Series 2005-WF2, Cl. AF2, 4.922%, 8/25/35 5                                                               338,504         337,020
21 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF INVESTMENTS Continued

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES Continued
------------------------------------------------------------------------------------------------------------------------------------
Consumer Credit Reference Index Securities Program, Credit Card Asset-Backed Certificates,
Series 2002-B, Cl. FX, 10.421%, 3/22/07 3                                                                 $  70,000   $      72,861
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Asset-Backed Certificates, Inc., Home Equity Asset-Backed Certificates:
Series 2002-4, Cl. A1, 4.408%, 2/25/33 5                                                                      4,125           4,167
Series 2005-7, Cl. AF1B, 4.317%, 11/25/35 5                                                                 178,828         177,958
------------------------------------------------------------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, Automobile Loan Pass-Through Certificates:
Series 2002-A, Cl. A4, 4.49%, 10/6/08                                                                        48,983          49,009
Series 2004-B, Cl. A2, 2.48%, 2/8/07                                                                         20,251          20,236
Series 2004-C, Cl. A2, 2.62%, 6/8/07                                                                        188,987         188,346
Series 2005-A, Cl. A2, 3.17%, 9/8/07                                                                        236,095         235,285
Series 2005-B, Cl. A2, 3.75%, 12/8/07                                                                       230,000         229,464
------------------------------------------------------------------------------------------------------------------------------------
Equity One ABS, Inc., Home Equity Mtg. Pass-Through Certificates, Series 2004-3, Cl. AF2, 3.80%,
7/25/34 5                                                                                                   230,000         228,875
------------------------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Asset-Backed Certificates, Home Equity Receivables, Series 2005-FF10,
Cl. A3, 4.248%, 11/25/39 5                                                                                  330,000         330,000
------------------------------------------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through Certificates:
Series 2004-A, Cl. A2, 2.13%, 10/15/06                                                                       49,536          49,482
Series 2005-A, Cl. A3, 3.48%, 11/17/08                                                                      190,000         187,565
Series 2005-B, Cl. A2, 3.77%, 9/15/07                                                                       171,315         170,968
------------------------------------------------------------------------------------------------------------------------------------
GS Auto Loan Trust, Automobile Loan Asset-Backed Securities, Series 2005-1, Cl. A2, 4.32%, 5/15/08          590,000         588,444
------------------------------------------------------------------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts., Series 2003-3, Cl. A1, 1.50%, 1/15/08          17,776          17,764
------------------------------------------------------------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile Receivable Obligations:
Series 2005-1, Cl. A2, 3.21%, 5/21/07                                                                       107,281         106,940
Series 2005-3, Cl. A2, 3.73%, 10/18/07                                                                      210,000         208,870
------------------------------------------------------------------------------------------------------------------------------------
Lehman XS Trust, Home Equity Obligations, Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35                           290,226         290,668
------------------------------------------------------------------------------------------------------------------------------------
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%,
4/25/31 3                                                                                                   596,634         606,276
------------------------------------------------------------------------------------------------------------------------------------
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 5.32%, 3/15/16 5       360,000         382,538
------------------------------------------------------------------------------------------------------------------------------------
Nissan Auto Lease Trust, Automobile Lease Obligations, Series 2004-A, Cl. A2, 2.55%, 1/15/07                 65,248          65,122
------------------------------------------------------------------------------------------------------------------------------------
Onyx Acceptance Owner Trust, Automobile Receivable Obligations:
Series 2002-B, Cl. A4, 4.71%, 3/15/09                                                                       117,871         117,804
Series 2005-B, Cl. A2, 4.03%, 4/15/08                                                                       170,000         169,380
------------------------------------------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust, Home Equity Pass-Through Certificates:
Series 2004-5, Cl. A F2, 3.735%, 11/10/34 5                                                                  70,000          69,023
Series 2005-1, Cl. A F2, 3.914%, 5/25/35 5                                                                   60,000          59,039
Series 2005-2, Cl. A F2, 4.415%, 4/25/35 5                                                                   90,000          89,025
------------------------------------------------------------------------------------------------------------------------------------
Residential Asset Mortgage Products, Inc., Home Equity Asset-Backed Pass-Through Certificates,
Series 2004-RS7, Cl. AI3, 4.45%, 7/25/28                                                                    170,000         168,674
22 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES Continued
------------------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations Pass-Through Certificates,
Series 2005-4XS, Cl. 3A1, 5.18%, 3/26/35                                                                  $ 365,644   $     365,416
------------------------------------------------------------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.:
Series 2004-2, Cl. A2, 2.41%, 2/15/07                                                                        42,993          42,942
Series 2004-3, Cl. A2, 2.79%, 6/15/07                                                                       100,362         100,107
------------------------------------------------------------------------------------------------------------------------------------
Volkswagen Auto Lease Trust, Automobile Lease Asset-Backed Securities:
Series 2004-A, Cl. A2, 2.47%, 1/22/07                                                                        98,496          98,241
Series 2005-A, Cl. A2, 3.52%, 4/20/07                                                                       230,000         229,169
------------------------------------------------------------------------------------------------------------------------------------
Wachovia Auto Owner Trust, Automobile Receivable Nts., Series 2004-B, Cl. A2, 2.40%, 5/21/07                 54,790          54,650
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Trust, Collateralized Mtg. Obligations, Series 2004-2, Cl. AI1B, 2.94%,
9/25/18 5                                                                                                   142,847         141,655
------------------------------------------------------------------------------------------------------------------------------------
WFS Financial Owner Trust, Automobile Receivable Obligations, Series 2002-2, Cl. A4, 4.50%,
2/20/10                                                                                                      57,594          57,638
------------------------------------------------------------------------------------------------------------------------------------
Whole Auto Loan Trust, Automobile Loan Receivable Certificates, Series 2004-1, Cl. A2A, 2.59%, 5/15/07      125,576         125,010
                                                                                                                      --------------

Total Asset-Backed Securities (Cost $8,736,282)                                                                           8,714,264

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--30.0%
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--25.2%
------------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--24.9%
Federal Home Loan Mortgage Corp.:
6%, 4/1/17-7/1/24                                                                                           882,392         900,312
6.50%, 4/1/18-4/1/34                                                                                        315,925         325,333
7%, 6/1/29-11/1/32                                                                                          848,162         885,850
8%, 4/1/16                                                                                                   87,416          93,403
9%, 8/1/22-5/1/25                                                                                            24,613          26,725
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through
Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                                                                            8,707           8,700
Series 2034, Cl. Z, 6.50%, 2/15/28                                                                           70,358          72,358
Series 2053, Cl. Z, 6.50%, 4/15/28                                                                           80,700          82,952
Series 2055, Cl. ZM, 6.50%, 5/15/28                                                                         112,178         114,944
Series 2075, Cl. D, 6.50%, 8/15/28                                                                          221,691         227,648
Series 2080, Cl. Z, 6.50%, 8/15/28                                                                           68,806          70,342
Series 2387, Cl. PD, 6%, 4/15/30                                                                             93,010          93,557
Series 2456, Cl. BD, 6%, 3/15/30                                                                             40,232          40,349
Series 2498, Cl. PC, 5.50%, 10/15/14                                                                          3,485           3,484
Series 2500, Cl. FD, 4.47%, 3/15/32 5                                                                        36,998          37,379
Series 2526, Cl. FE, 4.37%, 6/15/29 5                                                                        46,665          47,041
Series 2551, Cl. FD, 4.37%, 1/15/33 5                                                                        36,408          36,702
Series 2583, Cl. KA, 5.50%, 3/15/22                                                                         213,127         213,724
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 12.125%, 6/1/26 6                                                                        66,743          14,607
23 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF INVESTMENTS Continued

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

FHLMC/FNMA/SPONSORED Continued

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 183, Cl. IO, 9.65%, 4/1/27 6                                                                      $  104,113   $      23,669
Series 184, Cl. IO, 15.59%, 12/1/26 6                                                                       111,933          23,127
Series 192, Cl. IO, 13.946%, 2/1/28 6                                                                        32,408           6,359
Series 200, Cl. IO, 12.592%, 1/1/29 6                                                                        38,758           8,698
Series 2003-118, Cl. S, 22.81%, 12/25/33 6                                                                  534,233          57,489
Series 2130, Cl. SC, 8.269%, 3/15/29 6                                                                       88,102           7,062
Series 2796, Cl. SD, 13.706%, 7/15/26 6                                                                     115,984           9,060
Series 2920, Cl. S, 16.676%, 1/15/35 6                                                                      730,791          37,569
Series 3000, Cl. SE, 27.85%, 7/15/25 6                                                                      695,883          28,119
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO,
4.781%, 6/1/26 7                                                                                             37,266          31,010
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 12/1/20 8                                                                                          2,037,000       1,968,251
5%, 6/1/18-7/1/18                                                                                           677,324         668,836
5%, 11/1/35 8                                                                                             3,925,000       3,777,813
5.50%, 2/1/33-11/1/34                                                                                     2,249,870       2,223,605
5.50%, 11/1/33-11/1/35 8                                                                                  3,594,823       3,548,302
6%, 7/1/16-11/1/32                                                                                        1,796,831       1,835,988
6%, 11/1/20-11/1/35 8                                                                                     5,797,000       5,862,882
6.50%, 3/1/26-10/1/30                                                                                        88,840          91,589
6.50%, 10/1/34-12/1/35 8                                                                                  4,343,000       4,456,911
7%, 11/1/17-2/25/22                                                                                         407,053         421,098
7.50%, 1/1/08-8/1/29                                                                                        100,303         105,459
8.50%, 7/1/32                                                                                                 8,728           9,472
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor Trust, CMO, Trust 2002-T1, Cl. A2, 7%, 11/25/31                     244,405         253,080
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                                                                        187,435         192,952
Trust 1996-35, Cl. Z, 7%, 7/25/26                                                                           281,572         292,313
Trust 1998-63, Cl. PG, 6%, 3/25/27                                                                           12,792          12,770
Trust 2001-50, Cl. NE, 6%, 8/25/30                                                                           49,237          49,495
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                                                      272,204         280,904
Trust 2001-70, Cl. LR, 6%, 9/25/30                                                                           55,562          56,054
Trust 2001-72, Cl. NH, 6%, 4/25/30                                                                           36,758          36,935
Trust 2001-74, Cl. PD, 6%, 5/25/30                                                                           13,868          13,911
Trust 2002-77, Cl. WF, 4.38%, 12/18/32 5                                                                     56,618          57,014
Trust 2002-94, Cl. MA, 4.50%, 8/25/09                                                                         1,411           1,408
Trust 2003-10, Cl. HP, 5%, 2/25/18                                                                          350,000         343,407
Trust 2004-101, Cl. BG, 5%, 1/25/20                                                                         236,000         231,839
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                                                                       160,000         150,232
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Interest-Only Stripped Mtg.-Backed Security:
Trust 1993-223, Cl. PM, 2.758%, 10/25/23 6                                                                   63,120           6,387
24 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

FHLMC/FNMA/SPONSORED Continued

Federal National Mortgage Assn., CMO, Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Interest-Only
Stripped Mtg.-Backed Security: Continued
Trust 2002-38, Cl. SO, 8.938%, 4/25/32 6                                                                 $   87,399   $       5,185
Trust 2002-47, Cl. NS, 10.012%, 4/25/32 6                                                                   140,108          12,058
Trust 2002-51, Cl. S,10.203%, 8/25/32 6                                                                     128,714           9,887
Trust 2002-77, Cl. IS, 10.288%, 12/18/32 6                                                                  148,903          12,636
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 222, Cl. 2, 10.91%, 6/1/23 6                                                                          227,110          45,983
Trust 240, Cl. 2, 14.07%, 9/1/23 6                                                                          357,107          80,851
Trust 247, Cl. 2, 12.803%, 10/1/23 6                                                                        391,454          83,654
Trust 252, Cl. 2, 2.975%, 11/1/23 6                                                                         171,257          39,533
Trust 254, Cl. 2, 6.781%, 1/1/24 6                                                                           84,793          19,421
Trust 273, Cl. 2, 12.538%, 8/1/26 6                                                                          49,190          10,436
Trust 319, Cl. 2, 12.063%, 2/1/32 6                                                                          71,277          17,563
Trust 321, Cl. 2, 6.79%, 3/1/32 6                                                                           697,272         169,960
Trust 329, Cl. 2, 9.491%, 1/1/33 6                                                                          113,158          27,618
Trust 331, Cl. 9, (12.619)%, 2/1/33 6                                                                       193,828          43,795
Trust 333, Cl. 2, 10.34%, 3/1/33 6                                                                          813,531         200,968
Trust 334, Cl. 17, (4.23)%, 2/1/33 6                                                                        115,821          25,730
Trust 350, Cl. 2, 10.96%, 2/1/34 6                                                                          764,947         187,292
Trust 2001-65, Cl. S, 22.94%, 11/25/31 6                                                                    318,298          29,652
Trust 2001-81, Cl. S, 12.685%, 1/25/32 6                                                                     71,405           6,434
Trust 2002-9, Cl. MS, 11.025%, 3/25/32 6                                                                    100,174           8,114
Trust 2002-52, Cl. SD, 5.444%, 9/25/32 6                                                                    158,575          13,064
Trust 2002-77, Cl. SH, 13.63%, 12/18/32 6                                                                    92,257           8,994
Trust 2002-96, Cl. SK, 23.313%, 4/25/32 6                                                                   823,718          70,332
Trust 2003-4, Cl. S, 21.729%, 2/25/33 6                                                                     175,876          20,821
Trust 2004-54, Cl. DS, 8.44%, 11/25/30 6                                                                    132,803           8,652
Trust 2005-6, Cl. SE, 15.893%, 2/25/35 6                                                                    496,012          26,103
Trust 2005-19, Cl. SA, 14.36%, 3/25/35 6                                                                  1,964,881         103,754
Trust 2005-40, Cl. SA, 15.993%, 5/25/35 6                                                                   426,530          22,210
Trust 2005-71, Cl. SA, 24.563%, 8/25/25 6                                                                   443,384          26,095
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security:
Trust 352, Cl. 1, 4.58%, 7/1/34 7                                                                           817,358         603,951
Trust 1993-184, Cl. M, 6.327%, 9/25/23 7                                                                     74,031          61,559
                                                                                                                      --------------
                                                                                                                         32,478,784

------------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.3%

Government National Mortgage Assn.:
7%, 4/15/09-2/15/24                                                                                         125,003         131,035
7.50%, 3/15/09                                                                                               72,912          75,964
8%, 5/15/17                                                                                                  51,032          54,583
8.50%, 8/15/17-12/15/17                                                                                      31,681          34,339
------------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, 6.189%, 1/16/27 6                                                                   217,015          15,472
25 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF INVESTMENTS Continued

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

GNMA/GUARANTEED Continued

Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security: Continued
Series 2002-76, Cl. SY, 5.791%, 12/16/26 6                                                                $ 289,844   $      21,359
Series 2004-11, Cl. SM, 1.808%, 1/17/30 6                                                                   108,416           6,899
                                                                                                                      --------------
                                                                                                                            339,651

------------------------------------------------------------------------------------------------------------------------------------
NON-AGENCY--4.8%
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--4.3%

Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 2004-6, Cl. A3, 4.512%, 12/10/42                                                                     210,000         202,709
Series 2005-2, Cl. A4, 4.783%, 7/10/43 5                                                                    280,000         273,783
Series 2005-3, Cl. A2, 4.501%, 7/10/43                                                                      230,000         223,994
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Funding Corp., Collateralized Mtg. Obligations Pass-Through Certificates, Series
2004-2, Cl. 2A1, 6.50%, 7/20/32                                                                             210,695         211,352
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Mortgage Securities, Inc., Collateralized Mtg. Obligations Pass-Through Certificates:
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                                                                      173,437         176,309
Series 2004-E, Cl. 2A9, 3.712%, 6/25/34 5                                                                    35,628          35,612
Series 2005-E, Cl. 2A2, 4.99%, 6/25/35 5                                                                     57,502          57,339
------------------------------------------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mtg. Obligations, Series 2005-PWR7,
Cl. A2, 4.945%, 2/11/41                                                                                     100,000          98,390
------------------------------------------------------------------------------------------------------------------------------------
Citigroup/Deutsche Bank Commercial Mortgage Trust, Commercial Mtg. Obligations, Series 2005-CD1, Cl.
A4, 5.224%, 9/15/20 8                                                                                       260,000         260,163
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations, Series 2004-J9, Cl. 1A1,
4.218%, 10/25/34 5                                                                                           88,461          88,532
------------------------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates, Series 1997-CHL1, Cl. D,
7.64%, 4/29/39 5,9                                                                                          170,000         170,425
------------------------------------------------------------------------------------------------------------------------------------
First Union National Bank/Lehman Brothers/Bank of America Commercial Mtg. Trust, Pass-Through
Certificates, Series 1998-C2, Cl. A2, 6.56%, 11/18/35                                                       129,302         133,355
------------------------------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2005-CA, Cl. A3, 4.578%, 6/10/48                                                                      90,000          87,286
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                                                     140,000         138,803
------------------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates:
Series 1997-C1, Cl. A3, 6.869%, 7/15/29                                                                      80,548          82,651
Series 2004-C3, Cl. A4, 4.547%, 12/10/41                                                                    140,000         135,100
------------------------------------------------------------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp., Commercial Mtg. Pass-Through Certificates, Series
2005-GG3, Cl. A2, 4.305%, 8/10/42                                                                           190,000         184,699
------------------------------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through Certificates, Series 2004-C1, Cl. A1,
3.659%, 10/10/28                                                                                            147,611         142,828
------------------------------------------------------------------------------------------------------------------------------------
GSR Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2004-12, Cl. 3A1, 4.469%, 12/25/34 5           123             123
26 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL Continued

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates,
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                                                                 $  60,000   $      58,665
------------------------------------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2005-C5, Cl. A2,
4.885%, 9/15/40                                                                                             160,000         158,651
------------------------------------------------------------------------------------------------------------------------------------
Mastr Alternative Loan Trust, Pass-Through Collateralized Mtg. Obligations, Series 2004-6, Cl. 10A1,
6%, 7/25/34                                                                                                 301,441         304,127
------------------------------------------------------------------------------------------------------------------------------------
Mastr Asset Securitization Trust, Pass-Through Collateralized Mtg. Obligations, Series 2004-9, Cl.
A3, 4.70%, 8/25/34 5                                                                                        543,496         540,446
------------------------------------------------------------------------------------------------------------------------------------
Mastr Seasoned Securities Trust, Collateralized Mtg. Obligations, Series 2004-2, Cl. A1, 6.50%,
8/25/32                                                                                                     431,565         436,150
------------------------------------------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B,
6.59%, 3/15/30                                                                                              160,000         165,908
------------------------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through Certificates, Series PRU-HTG
2000-C1, Cl. A2, 7.306%, 10/6/15                                                                            192,000         210,287
------------------------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl.
A2, 5.75%, 1/25/33                                                                                          157,239         157,535
------------------------------------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust, Commercial Mtg. Obligations:
Series 2005-C17, Cl. A2, 4.782%, 3/15/42                                                                    300,000         296,213
Series 2005-C20, Cl. A5, 5.087%, 7/15/42 5                                                                  160,000         158,466
------------------------------------------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Securities Corp., Collateralized Mtg. Pass-Through Certificates, Series
2005-AR5, Cl. A1, 4.683%, 5/25/35 5                                                                         214,248         214,214
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities Trust, Collateralized Mtg. Obligations:
Series 2004-DD, Cl. 2 A1, 4.528%, 1/25/35 5                                                                 213,850         213,241
Series 2004-N, Cl. A10, 3.803%, 8/25/34 5                                                                    29,070          29,079
Series 2004-W, Cl. A2, 4.59%, 11/25/34 5                                                                     13,525          13,487
                                                                                                                      --------------
                                                                                                                          5,659,922

------------------------------------------------------------------------------------------------------------------------------------
OTHER--0.2%

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates,
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42                                                                   200,000         196,937
------------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.3%

Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations, Series 2005-J1, Cl. 3A1, 6.50%,
8/25/32                                                                                                     444,553         450,388
                                                                                                                      --------------
Total Mortgage-Backed Obligations (Cost $39,493,021)                                                                     39,125,682

------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--5.3%

Federal Home Loan Bank Unsec. Bonds, 3.50%, 11/15/07                                                        140,000         136,881
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
3.625%, 9/15/06                                                                                           1,065,000       1,056,991
4.125%, 7/12/10                                                                                             250,000         243,299
6.625%, 9/15/09                                                                                             240,000         255,860
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
4%, 2/28/07                                                                                                 320,000         317,596
27 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                                           PRINCIPAL          VALUE
                                                                                                              AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS Continued
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.: Continued
4.25%, 7/15/07                                                                                          $    550,000   $    546,745
6%, 5/15/11                                                                                                  600,000        634,034
7.25%, 5/15/30                                                                                               170,000        220,009
7.25%, 1/15/10 10                                                                                            750,000        821,131
------------------------------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
4.65%, 6/15/35                                                                                               280,000        260,033
5.375%, 11/13/08                                                                                             109,000        111,256
Series A, 6.79%, 5/23/12                                                                                     950,000      1,052,294
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.375%, 2/15/31                                                                                              269,000        293,462
STRIPS, 4.96%, 2/15/16 11                                                                                    171,000        105,600
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
3.625%, 6/30/07                                                                                               86,000         84,962
3.875%, 7/15/10-9/15/10                                                                                      397,000        386,969
4%, 9/30/07                                                                                                  110,000        109,252
4.25%, 10/15/10-8/15/15                                                                                      297,000        291,032
5%, 2/15/11                                                                                                   76,000         77,906
                                                                                                                      --------------
Total U.S. Government Obligations (Cost $7,138,702)                                                                       7,005,312

------------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.2%
------------------------------------------------------------------------------------------------------------------------------------
United Mexican States Nts., 7.50%, 1/14/12 (Cost $249,845)                                                   235,000        260,968

------------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--13.0%
------------------------------------------------------------------------------------------------------------------------------------
Aetna, Inc., 7.375% Sr. Unsec. Nts., 3/1/06                                                                  250,000        252,232
------------------------------------------------------------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31                                                               155,000        142,257
------------------------------------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., 8.875% Sr. Nts., Series B, 4/1/08                                          125,000        130,938
------------------------------------------------------------------------------------------------------------------------------------
Allstate Financial Global Funding LLC, 4.25% Nts., 9/10/08 9                                                  50,000         49,111
------------------------------------------------------------------------------------------------------------------------------------
AOL Time Warner, Inc., 7.70% Debs., 5/1/32                                                                   145,000        165,640
------------------------------------------------------------------------------------------------------------------------------------
Archer Daniels Midland Co., 5.375% Nts., 9/15/35                                                             135,000        126,985
------------------------------------------------------------------------------------------------------------------------------------
ASIF Global Financing XXIII, 3.90% Nts., 10/22/08 9                                                          160,000        155,318
------------------------------------------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 8.125% Sr. Unsec. Nts., 5/1/12                                                 180,000        207,271
------------------------------------------------------------------------------------------------------------------------------------
Bank of America Corp., 4.875% Sr. Unsec. Nts., 1/15/13                                                         3,000          2,950
------------------------------------------------------------------------------------------------------------------------------------
Bankers Trust Corp., 7.375% Unsec. Sub. Nts., 5/1/08                                                          20,000         21,123
------------------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc, 6.278% Perpetual Bond 12                                                                  220,000        208,558
------------------------------------------------------------------------------------------------------------------------------------
Beazer Homes USA, Inc., 6.875% Sr. Nts., 7/15/15 9                                                           130,000        119,925
------------------------------------------------------------------------------------------------------------------------------------
British Telecommunications plc, 8.875% Bonds, 12/15/30                                                       115,000        150,671
------------------------------------------------------------------------------------------------------------------------------------
Canadian National Railway Co., 4.25% Nts., 8/1/09                                                             32,000         31,271
------------------------------------------------------------------------------------------------------------------------------------
CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B, 9/1/10                                                   145,000        155,476
------------------------------------------------------------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                                                            240,000        255,854
28 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                           PRINCIPAL          VALUE
                                                                                                              AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
------------------------------------------------------------------------------------------------------------------------------------

CIGNA Corp.:
7% Sr. Unsec. Nts., 1/15/11                                                                                $  90,000   $     97,192
7.40% Unsec. Nts., 5/15/07                                                                                   180,000        186,359
------------------------------------------------------------------------------------------------------------------------------------
CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/2/12                                                        100,000        113,262
------------------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc., 6.625% Unsec. Sub. Nts., 6/15/32                                                            105,000        115,224
------------------------------------------------------------------------------------------------------------------------------------
ConAgra Foods, Inc., 6% Nts., 9/15/06                                                                        130,000        131,262
------------------------------------------------------------------------------------------------------------------------------------
Constellation Energy Group, Inc., 7% Unsec. Nts., 4/1/12                                                     205,000        222,171
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Financial Corp., 4.50% Nts., Series A, 6/15/10                                                   135,000        130,716
------------------------------------------------------------------------------------------------------------------------------------
Cox Communications, Inc., 4.625% Unsec. Nts., 1/15/10                                                        270,000        260,785
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston, Inc., (USA), 5.50% Nts., 8/15/13                                                 250,000        253,808
------------------------------------------------------------------------------------------------------------------------------------
CSX Corp., 6.25% Unsec. Nts., 10/15/08                                                                       120,000        124,062
------------------------------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc., 6.125% Nts., 1/15/14                                                                      115,000        113,289
------------------------------------------------------------------------------------------------------------------------------------
DaimlerChrysler NA Holdings Corp.:
7.20% Unsec. Nts., 9/1/09                                                                                    135,000        142,596
8% Nts., 6/15/10                                                                                              96,000        104,945
------------------------------------------------------------------------------------------------------------------------------------
Dana Corp., 6.50% Unsec. Nts., 3/1/09                                                                        175,000        149,188
------------------------------------------------------------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                                                             170,000        191,111
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Telekom International Finance BV, 8.50% Unsub. Nts., 6/15/10                                        160,000        178,723
------------------------------------------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 8.125% Sr. Unsub. Nts., 6/15/10                                                    190,000        211,940
------------------------------------------------------------------------------------------------------------------------------------
DTE Energy Co., 6.45% Sr. Unsub. Nts., 6/1/06                                                                120,000        121,136
------------------------------------------------------------------------------------------------------------------------------------
EOP Operating LP, 8.10% Unsec. Nts., 8/1/10                                                                  205,000        227,642
------------------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc., 6.625% Sr. Unsec. Nts., 9/1/08                                            170,000        176,710
------------------------------------------------------------------------------------------------------------------------------------
FedEx Corp., 2.65% Unsec. Nts., 4/1/07                                                                       275,000        266,714
------------------------------------------------------------------------------------------------------------------------------------
FirstEnergy Corp.:
5.50% Sr. Unsub. Nts., Series A, 11/15/06                                                                    105,000        105,635
7.375% Sr. Unsub. Nts., Series C, 11/15/31                                                                   130,000        148,497
------------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co.:
5.80% Sr. Unsec. Nts., 1/12/09                                                                               225,000        206,212
6.25% Unsec. Nts., 12/8/05                                                                                   110,000        109,983
7.375% Nts., 10/28/09                                                                                         55,000         52,524
------------------------------------------------------------------------------------------------------------------------------------
France Telecom SA:
7.75% Sr. Unsec. Nts., 3/1/11 5                                                                              125,000        139,384
8.50% Sr. Unsec. Nts., 3/1/31 5                                                                               40,000         52,423
------------------------------------------------------------------------------------------------------------------------------------
Franklin Resources, Inc., 3.70% Nts., 4/15/08                                                                 80,000         77,832
------------------------------------------------------------------------------------------------------------------------------------
Gap, Inc. (The):
6.90% Nts., 9/15/07                                                                                          135,000        138,405
9.55% Unsub. Nts., 12/15/08 5                                                                                 29,000         32,378
------------------------------------------------------------------------------------------------------------------------------------
General Mills, Inc., 3.875% Nts., 11/30/07                                                                   195,000        191,059
------------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
6.125% Unsec. Unsub. Nts., 2/1/07                                                                            360,000        356,566
8% Bonds, 11/1/31                                                                                            190,000        196,690
29 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF INVESTMENTS Continued

                                                                                                           PRINCIPAL          VALUE
                                                                                                              AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group, Inc. (The), 5.70% Sr. Unsec. Nts., 9/1/12                                             $ 245,000   $    250,601
------------------------------------------------------------------------------------------------------------------------------------
Harrah's Operating Co., Inc., 5.625% Bonds, 6/1/15 9                                                         135,000        129,778
------------------------------------------------------------------------------------------------------------------------------------
HCA, Inc., 7.125% Sr. Unsec. Nts., 6/1/06                                                                    125,000        126,981
------------------------------------------------------------------------------------------------------------------------------------
Hertz Corp. (The), 6.35% Nts., 6/15/10                                                                        59,000         58,985
------------------------------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 8.25% Sr. Unsec. Nts., 2/15/11                                                          114,000        123,647
------------------------------------------------------------------------------------------------------------------------------------
HSBC Finance Corp., 4.75% Sr. Unsec. Nts., 7/15/13                                                           265,000        255,004
------------------------------------------------------------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375% Sr. Sec. Nts., 11/14/08 5                                                   110,000        114,950
------------------------------------------------------------------------------------------------------------------------------------
iStar Financial, Inc.:
4.875% Sr. Unsec. Nts., Series B, 1/15/09                                                                    100,000         98,336
5.125% Sr. Unsec. Nts., Series B, 4/1/11                                                                      85,000         82,451
------------------------------------------------------------------------------------------------------------------------------------
J.C. Penney Co., Inc. (Holding Co.), 7.40% Nts., 4/1/37                                                      235,000        248,500
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Capital XV, 5.875% Nts., 3/15/35                                                                    180,000        171,188
------------------------------------------------------------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc., 6.50% Sr. Nts., 1/15/14                                                      130,000        121,805
------------------------------------------------------------------------------------------------------------------------------------
KB Home, 5.75% Sr. Unsec. Unsub. Nts., 2/1/14                                                                165,000        153,448
------------------------------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc., 6.50% Sr. Unsec. Nts., 9/1/12                                                           145,000        153,654
------------------------------------------------------------------------------------------------------------------------------------
Kraft Foods, Inc., 5.25% Nts., 6/1/07                                                                        300,000        301,932
------------------------------------------------------------------------------------------------------------------------------------
Kroger Co. (The), 6.80% Sr. Unsec. Nts., 4/1/11                                                              190,000        198,779
------------------------------------------------------------------------------------------------------------------------------------
Lear Corp., 8.11% Sr. Unsec. Nts., Series B, 5/15/09                                                         210,000        197,547
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers, Inc., 6.625% Sr. Sub. Nts., 2/15/08                                                          25,000         25,941
------------------------------------------------------------------------------------------------------------------------------------
Lennar Corp., 5.95% Sr. Unsec. Nts., 3/1/13                                                                  130,000        130,569
------------------------------------------------------------------------------------------------------------------------------------
Liberty Media Corp., 5.70% Sr. Unsec. Nts., 5/15/13                                                          140,000        126,995
------------------------------------------------------------------------------------------------------------------------------------
Liberty Property Trust, 5.65% Sr. Nts., 8/15/14                                                              130,000        130,663
------------------------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc., 5.875% Sr. Unsec. Bonds, 8/1/33                                                 170,000        152,704
------------------------------------------------------------------------------------------------------------------------------------
May Department Stores Co., 7.90% Unsec. Debs., 10/15/07                                                       90,000         94,212
------------------------------------------------------------------------------------------------------------------------------------
MBNA Corp., 7.50% Sr. Nts., Series F, 3/15/12                                                                200,000        224,574
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 5% Sr. Unsub. Nts., Series C, 2/3/14                                              265,000        259,981
------------------------------------------------------------------------------------------------------------------------------------
MetLife, Inc., 5.70% Sr. Unsec. Nts., 6/15/35                                                                135,000        130,799
------------------------------------------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 5.875% Sr. Unsec. Nts., 10/1/12                                             220,000        225,770
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley, 6.60% Nts., 4/1/12                                                                           125,000        134,206
------------------------------------------------------------------------------------------------------------------------------------
National City Bank, 6.20% Sub. Nts., 12/15/11                                                                 17,000         18,040
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Financial Services, Inc.:
5.90% Nts., 7/1/12                                                                                            95,000         98,255
6.25% Sr. Unsec. Nts., 11/15/11                                                                               30,000         31,796
------------------------------------------------------------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10                                                     190,000        211,434
------------------------------------------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.125% Sr. Nts., 2/15/11                                                             160,000        174,898
------------------------------------------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 5.75% Unsec. Unsub. Nts.,
Series 12, 12/15/15 9                                                                                        215,000        209,034
------------------------------------------------------------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman SPV, 4.623% Sr. Nts., Cl. A1, 6/15/10 9                                         395,000        391,488
------------------------------------------------------------------------------------------------------------------------------------
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13 9                                       66,281         61,999
30 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                           PRINCIPAL          VALUE
                                                                                                              AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
------------------------------------------------------------------------------------------------------------------------------------

Portland General Electric Co., 8.125% First Mortgage Nts., 2/1/10 9                                        $  95,000   $    104,975
------------------------------------------------------------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23 9                                                  295,000        370,493
------------------------------------------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25 9                                                    260,000        330,229
------------------------------------------------------------------------------------------------------------------------------------
PSE&G Energy Holdings LLC, 7.75% Unsec. Nts., 4/16/07                                                        115,000        117,300
------------------------------------------------------------------------------------------------------------------------------------
PSE&G Power LLC, 6.875% Sr. Unsec. Nts., 4/15/06                                                             130,000        131,230
------------------------------------------------------------------------------------------------------------------------------------
Safeway, Inc., 7.50% Sr. Unsec. Nts., 9/15/09                                                                175,000        186,620
------------------------------------------------------------------------------------------------------------------------------------
Sempra Energy, 7.95% Sr. Unsec. Unsub. Nts., 3/1/10                                                          127,000        139,628
------------------------------------------------------------------------------------------------------------------------------------
Simon Property Group LP:
5.45% Unsec. Nts., 3/15/13                                                                                   115,000        114,542
5.625% Unsec. Unsub. Nts., 8/15/14                                                                            85,000         85,429
------------------------------------------------------------------------------------------------------------------------------------
Sprint Capital Corp., 8.75% Nts., 3/15/32                                                                    160,000        207,569
------------------------------------------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc., 7.375% Nts., 5/1/07                                               190,000        195,463
------------------------------------------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.:
4% Nts., 10/15/08                                                                                            135,000        131,662
7.75% Unsec. Sub. Nts., 5/1/10                                                                                11,000         12,200
------------------------------------------------------------------------------------------------------------------------------------
TCI Communications, Inc., 9.80% Sr. Unsec. Debs., 2/1/12                                                     245,000        296,900
------------------------------------------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 10.15% Sr. Nts., 5/1/12                                                     65,000         80,263
------------------------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 3.75% Sr. Unsec. Nts., 3/15/08                                            195,000        189,272
------------------------------------------------------------------------------------------------------------------------------------
Tyco International Group SA, 6.375% Sr. Unsec. Unsub. Nts., 2/15/06                                          165,000        165,841
------------------------------------------------------------------------------------------------------------------------------------
Univision Communications, Inc., 3.50% Sr. Unsec. Nts., 10/15/07                                              210,000        203,386
------------------------------------------------------------------------------------------------------------------------------------
Verizon Global Funding Corp., 5.85% Nts., 9/15/35                                                            135,000        126,685
------------------------------------------------------------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts., 6/15/07                                                    260,000        262,376
------------------------------------------------------------------------------------------------------------------------------------
Waste Management, Inc., 6.875% Sr. Unsec. Nts., 5/15/09                                                      150,000        158,382
------------------------------------------------------------------------------------------------------------------------------------
Yum! Brands, Inc., 8.50% Sr. Unsec. Nts., 4/15/06                                                            260,000        264,346
                                                                                                                       -------------
Total Non-Convertible Corporate Bonds and Notes (Cost $17,206,382)                                                       16,997,738

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--1.9%
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank,
3.65%, 11/1/05 (Cost $2,500,000)                                                                           2,500,000      2,500,000

------------------------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--5.5%
------------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 1.11% in joint repurchase agreement (Principal Amount/
Value $647,082,000, with a maturity value of $647,153,179) with UBS Warburg
LLC, 3.96%, dated 10/31/05, to be repurchased at $7,186,790 on 11/1/05, collateralized by Federal National Mortgage Assn., 5%, 10/1/35, with a
value of $661,717,556 (Cost $7,186,000)                                                                    7,186,000      7,186,000

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $140,987,832)                                                                114.3%   149,257,659
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                          (14.3)   (18,719,474)
                                                                                                           -------------------------
NET ASSETS                                                                                                     100.0%  $130,538,185
                                                                                                           =========================
31 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF INVESTMENTS Continued

FOOTNOTES TO STATEMENT OF INVESTMENTS

1.     Non-income producing security.

2.     A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                              CONTRACTS   EXPIRATION   EXERCISE    PREMIUM        VALUE
                        SUBJECT TO CALL         DATE      PRICE   RECEIVED   SEE NOTE 1
---------------------------------------------------------------------------------------

Schering-Plough Corp.               127      1/23/06    $ 22.50   $ 15,589    $   6,350

3.     Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of October 31, 2005 was $679,137, which represents 0.52% of the Fund’s net assets, none of which is considered restricted. See Note 9 of Notes to Financial Statements.

4.     Received as the result of issuer reorganization.

5.     Represents the current interest rate for a variable or increasing rate security.

6.     Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,602,671 or 1.23% of the Fund’s net assets as of October 31, 2005.

7.     Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $696,520 or 0.53% of the Fund’s net assets as of October 31, 2005.

8.     When-issued security or forward commitment to be delivered and settled after October 31, 2005. See Note 1 of Notes to Financial Statements.

9.     Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $2,092,775 or 1.60% of the Fund’s net assets as of October 31, 2005.

10.     All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts. The aggregate market value of such securities is $240,865. See Note 6 of Notes to Financial Statements.

11.     Zero coupon bond reflects effective yield on the date of purchase.

12.     This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 32 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF ASSETS AND LIABILITIES October 31, 2005

ASSETS

Investments, at value (cost $140,987,832) — see accompanying statement of investments $ 149,257,659 — — — — — — — — — — — — — — — — — — — — Cash 628,687 — — — — — — — — — — — — — — — — — — — — Receivables and other assets: Investments sold on a when-issued or forward commitment 6,049,128 Interest, dividends and principal paydowns 547,604 Shares of capital stock sold 54,309 Other 6,612

_________________

Total assets 156,543,999

LIABILITIES

Options written, at value (premiums received $15,589) — see accompanying statement of investments 6,350 — — — — — — — — — — — — — — — — — — — — Unrealized depreciation on swap contracts 9,892 — — — — — — — — — — — — — — — — — — — — Payables and other liabilities:

Investments purchased (including $25,509,481 purchased on a when-issued basis or forward commitment) 25,652,782 Shares of capital stock redeemed 210,818 Directors’ compensation 29,013 Distribution and service plan fees 27,515 Shareholder communications 21,921 Transfer and shareholder servicing agent fees 20,368 Futures margins 6,584 Other 20,571 — — — — Total liabilities 26,005,814

NET ASSETS $ 130,538,185

_________________

COMPOSITION OF NET ASSETS

Par value of shares of capital stock $ 8,918

Additional paid-in capital 126,960,535

Accumulated net investment income 442,397

Accumulated net realized loss on investments and foreign currency transactions (5,350,236) — — — — — — — — — — — — — — — — — — — — Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies 8,476,571 — — — — NET ASSETS $ 130,538,185 ============== 33 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF ASSETS AND LIABILITIES Continued

NET ASSET VALUE PER SHARE

Class A Shares:

Net asset value and redemption price per share (based on net assets of $107,800,101 and 7,367,454 shares of capital stock outstanding) $ 14.63 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price) $ 15.52 — — — — — — — — — — — — — — — — — — — — Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,692,022 and 855,162 shares of capital stock outstanding) $ 14.84 — — — — — — — — — — — — — — — — — — — — Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,305,105 and 575,603 shares of capital stock outstanding) $ 14.43 — — — — — — — — — — — — — — — — — — — — Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,740,957 and 119,453 shares of capital stock outstanding) $ 14.57

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 34 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF OPERATIONS For the Year Ended October 31, 2005

INVESTMENT INCOME

Interest $ 2,453,870

Dividends (net of foreign withholding taxes of $4,137) 1,094,359

Other income 5,926

_________________

Total investment income 3,554,155

EXPENSES

Management fees 817,529

Distribution and service plan fees: Class A 265,963 Class B 135,165 Class C 74,900 Class N 8,220

Transfer and shareholder servicing agent fees: Class A 168,207 Class B 33,651 Class C 20,457 Class N 5,650

Shareholder communications: Class A 34,861 Class B 9,977 Class C 4,947 Class N 716

Accounting service fees 15,000

Directors' compensation 3,037

Custodian fees and expenses 2,641

Other 29,638

_________________

Total expenses 1,630,559 Less reduction to custodian expenses (1,762) Less waivers and reimbursements of expenses (42)

_________________

Net expenses 1,628,755

NET INVESTMENT INCOME 1,925,400

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on: Investments 6,051,754 Closing of futures contracts 554,923 Foreign currency transactions 117 Swap contracts (23,678)

_________________

Net realized gain 6,583,116

Net change in unrealized appreciation (depreciation) on: Investments 837,485 Translation of assets and liabilities denominated in foreign currencies (41,643) Futures contracts (23,659) Option contracts (9,239) Swap contracts (17,997)

_________________

Net change in unrealized appreciation 744,947

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $ 9,253,463

_________________

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 35 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCTOBER 31,                                                                     2005              2004
------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  1,925,400     $     920,493
------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                     6,583,116        12,129,756
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                   744,947        (4,860,509)
                                                                                   -------------------------------
Net increase in net assets resulting from operations                                  9,253,463         8,189,740

------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                              (1,991,668)         (888,024)
Class B                                                                                (127,951)           (1,401)
Class C                                                                                 (73,018)           (3,750)
Class N                                                                                 (22,788)           (4,892)

------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                                              (1,298,550)       (2,841,650)
Class B                                                                              (1,695,759)       (1,999,035)
Class C                                                                               1,529,758         1,447,054
Class N                                                                                 167,777         1,061,292

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Total increase                                                                        5,741,264         4,959,334
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 124,796,921       119,837,587
                                                                                   -------------------------------
End of period (including accumulated net investment
income of $442,397 and $388,283, respectively)                                     $130,538,185     $ 124,796,921
                                                                                   ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 36 | OPPENHEIMER DISCIPLINED ALLOCATION FUND FINANCIAL HIGHLIGHTS

CLASS A   YEAR ENDED OCTOBER 31,                           2005          2004            2003            2002            2001
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    13.85     $   13.04       $   11.56       $   12.54       $   14.23
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .24 1         .12 1           .14             .22             .26
Net realized and unrealized gain (loss)                     .81           .81            1.48            (.94)          (1.69)
                                                     ----------------------------------------------------------------------------
Total from investment operations                           1.05           .93            1.62            (.72)          (1.43)
---------------------------------------------------------------------------------------------------------------------------------

Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.27)         (.12)           (.14)           (.26)           (.26)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    14.63     $   13.85       $   13.04       $   11.56       $   12.54
                                                     ============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         7.59%         7.12%          14.17%          (5.86)%        (10.12)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $  107,800     $ 103,268       $ 100,032       $  92,806       $ 112,864
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $  108,141     $ 103,979       $  94,811       $ 104,415       $ 128,477
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      1.62%         0.88%           1.18%           1.73%           1.88%
Total expenses                                             1.10% 4       1.13% 4,5       1.26% 4,5       1.21% 4,5       1.19% 4
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      68% 6         79% 6          275%            193%            164%

1.     Per share amounts calculated based on the average shares outstanding during the period.

2.     Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3.     Annualized for periods of less than one full year.

4.     Reduction to custodian expenses less than 0.01%.

5.     Voluntary waiver of transfer agent fees less than 0.01%.

6.     The portfolio turnover rate excludes purchases and sales of To Be Announced (TBA) mortgage-related securities as follows: PURCHASE TRANSACTIONS SALE TRANSACTIONS

Year Ended October 31, 2005 $ 288,196,124 $ 291,611,924 Year Ended October 31, 2004 316,759,702 306,486,129

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 37 | OPPENHEIMER DISCIPLINED ALLOCATION FUND FINANCIAL HIGHLIGHTS Continued

CLASS B   YEAR ENDED OCTOBER 31,                      2005          2004           2003       2002       2001
----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  14.04      $  13.23       $  11.73   $  12.72   $  14.43
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .11 1          -- 1          .04        .11        .15
Net realized and unrealized gain (loss)                .83           .81           1.50       (.94)     (1.70)
                                                  --------------------------------------------------------------
Total from investment operations                       .94           .81           1.54       (.83)     (1.55)
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.14)           -- 2         (.04)      (.16)      (.16)
----------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $  14.84      $  14.04       $  13.23   $  11.73   $  12.72
                                                  ==============================================================

----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                    6.68%         6.13%         13.21%     (6.61)%   (10.79)%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 12,692      $ 13,619       $ 14,747   $ 12,204   $ 14,770
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 13,568      $ 14,875       $ 12,776   $ 13,639   $ 16,569
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                          0.74%        (0.01)%         0.31%      0.94%      1.14%
Total expenses                                        1.98%         2.02%          2.15%      2.00%      1.94%
Expenses after payments and waivers and
  reduction to custodian expenses                     1.98%         2.02%          2.11%      2.00%      1.94%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 68% 5         79% 5         275%       193%       164%

1.     Per share amounts calculated based on the average shares outstanding during the period.

2.     Less than $0.005 per share.

3.     Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4.     Annualized for periods of less than one full year.

5.     The portfolio turnover rate excludes purchases and sales of To Be Announced (TBA) mortgage-related securities as follows: PURCHASE TRANSACTIONS SALE TRANSACTIONS

Year Ended October 31, 2005 $288,196,124 $291,611,924 Year Ended October 31, 2004 316,759,702 306,486,129

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 38 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

CLASS C   YEAR ENDED OCTOBER 31,                      2005           2004           2003       2002       2001
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  13.66       $  12.88       $  11.43    $ 12.41   $  14.08
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .10 1           -- 1          .07        .13        .13
Net realized and unrealized gain (loss)                .82            .79           1.43       (.94)     (1.64)
                                                  ---------------------------------------------------------------
Total from investment operations                       .92            .79           1.50       (.81)     (1.51)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.15)          (.01)          (.05)      (.17)      (.16)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  14.43       $  13.66       $  12.88   $  11.43   $  12.41
                                                  ===============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    6.71%          6.13%         13.18%     (6.64)%   (10.76)%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  8,305       $  6,422       $  4,666   $  2,984   $  2,893
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  7,524       $  5,726       $  3,806   $  2,961   $  3,280
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                 0.71%          0.00%          0.29%      0.93%      1.14%
Total expenses                                        2.00%          2.02%          2.17%      2.00%      1.94%
Expenses after payments and waivers and
reduction to custodian expenses                       2.00%          2.02%          2.12%      2.00%      1.94%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 68% 4          79% 4         275%       193%       164%

1.     Per share amounts calculated based on the average shares outstanding during the period.

2.     Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3.     Annualized for periods of less than one full year.

4.     The portfolio turnover rate excludes purchases and sales of To Be Announced (TBA) mortgage-related securities as follows: PURCHASE TRANSACTIONS SALE TRANSACTIONS

Year Ended October 31, 2005 $288,196,124 $291,611,924 Year Ended October 31, 2004 316,759,702 306,486,129

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 39 | OPPENHEIMER DISCIPLINED ALLOCATION FUND FINANCIAL HIGHLIGHTS Continued

CLASS N   YEAR ENDED OCTOBER 31,                      2005          2004           2003       2002     2001 1
----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  13.80      $  13.00       $  11.52   $  12.52   $  13.74
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .17 2         .06 2          .12        .16        .12
Net realized and unrealized gain (loss)                .81           .81           1.46       (.91)     (1.20)
                                                  --------------------------------------------------------------
Total from investment operations                       .98           .87           1.58       (.75)     (1.08)
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.21)         (.07)          (.10)      (.25)      (.14)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  14.57      $  13.80       $  13.00   $  11.52   $  12.52
                                                  ==============================================================

----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                    7.09%         6.68%         13.81%     (6.17)%    (7.90)%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  1,741      $  1,488       $    392   $    241   $      2
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  1,647      $  1,030       $    342   $    160   $      1
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                 1.17%         0.46%          0.79%      1.28%      1.04%
Total expenses                                        1.54%         1.61%          2.04%      1.60%      1.68%
Expenses after payments and waivers
and reduction to custodian expenses                   1.54%         1.55%          1.58%      1.60%      1.68%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 68% 5         79% 5         275%       193%       164%

1.     For the period from March 1, 2001 (inception of offering) to October 31, 2001.

2.     Per share amounts calculated based on the average shares outstanding during the period.

3.     Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4.     Annualized for periods of less than one full year.

5.     The portfolio turnover rate excludes purchases and sales of To Be Announced (TBA) mortgage-related securities as follows: PURCHASE TRANSACTIONS SALE TRANSACTIONS

Year Ended October 31, 2005 $288,196,124 $291,611,924 Year Ended October 31, 2004 316,759,702 306,486,129

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 40 | OPPENHEIMER DISCIPLINED ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS

1.     SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Disciplined Allocation Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

        The following is a summary of significant accounting policies consistently followed by the Fund.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the “bid” and “asked” prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by 41 | OPPENHEIMER DISCIPLINED ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS Continued

1.     SIGNIFICANT ACCOUNTING POLICIES Continued

such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of October 31, 2005, the Fund had purchased $25,509,481 of securities issued on a when-issued basis or forward commitment and sold $6,049,128 of securities issued on a when-issued basis or forward commitment.

        In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

        Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools. 42 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FOREIGN CURRENCY TRANSLATION. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

        The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.       43 | OPPENHEIMER DISCIPLINED ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS Continued

1.     SIGNIFICANT ACCOUNTING POLICIES Continued

NET UNREALIZED

APPRECIATION

BASED ON COST OFSECURITIES
AND OTHER UNDISTRIBUTED NET UNDISTRIBUTED ACCUMULATED LOSS INVESTMENTS FOR FEDERAL INVESTMENT INCOME LONG-TERM GAIN CARRYFORWARD 1,2,3 INCOME TAX PURPOSES

$460,079 $-- $5,050,942 $8,188,248

1.     As of October 31, 2005, the Fund had $5,050,942 of net capital loss carryforwards available to offset furure realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 31, 2005, details of the capital loss carryforward were as follows:       EXPIRING _________________

2010 $ 5,050,942

2.     During the fiscal year ended October 31, 2005, the Fund utilized $6,206,177 of capital loss carryforward to offset capital gains realized in that fiscal year.

3.     During the fiscal year ended October 31, 2004, the Fund utilized $11,697,830 of capital loss carryforward to offset capital gains realized in that fiscal year.

        Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2005. Net assets of the Fund were unaffected by the reclassifications.       INCREASE TO INCREASE TO ACCUMULATED NET ACCUMULATED NET REALIZED LOSS ON INVESTMENT INCOME INVESTMENTS

      $344,139 $344,139

        The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 was as follows: YEAR ENDED YEAR ENDED OCTOBER 31, 2005 OCTOBER 31, 2004

Distributions paid from: Ordinary income $2,215,425 $898,067

        The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss. 44 | OPPENHEIMER DISCIPLINED ALLOCATION FUND Federal tax cost of securities $ 141,079,972 Federal tax cost of other investments (24,645,155)

_________________

Total federal tax cost $ 116,434,817

_________________

Gross unrealized appreciation $ 12,535,928 Gross unrealized depreciation (4,347,680)

_________________

Net unrealized appreciation $ 8,188,248

_________________

DIRECTORS’ COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund’s independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2005, the Fund’s projected benefit obligations were decreased by $622 and payments of $1,434 were made to retired directors, resulting in an accumulated liability of $22,853 as of October 31, 2005.

        The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian 45 | OPPENHEIMER DISCIPLINED ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS Continued

1.     SIGNIFICANT ACCOUNTING POLICIES Continued

Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

OTHER.     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.     SHARES OF CAPITAL STOCK

The Fund has authorized 550 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                           YEAR ENDED OCTOBER 31, 2005   YEAR ENDED OCTOBER 31, 2004
                                SHARES          AMOUNT        SHARES          AMOUNT
-------------------------------------------------------------------------------------

CLASS A
Sold                           818,855   $ 11,945,822      1,031,614   $  14,122,521
Dividends and/or
distributions reinvested       131,047      1,915,494         62,731         854,672
Redeemed                    (1,040,110)   (15,159,866)    (1,307,401)    (17,818,843)
                            ---------------------------------------------------------
Net decrease                   (90,208)  $ (1,298,550)      (213,056)  $  (2,841,650)
                            =========================================================

-------------------------------------------------------------------------------------
CLASS B
Sold                           215,428   $  3,183,426        290,346   $   4,026,294
Dividends and/or
distributions reinvested         8,063        119,409             96           1,314
Redeemed                      (338,238)    (4,998,594)      (435,276)     (6,026,643)
                            ---------------------------------------------------------
Net decrease                  (114,747)  $ (1,695,759)      (144,834)  $  (1,999,035)
                            =========================================================

-------------------------------------------------------------------------------------
CLASS C
Sold                           210,886   $  3,045,208        221,557   $   2,977,259
Dividends and/or
distributions reinvested         4,885         70,489            267           3,610
Redeemed                      (110,147)    (1,585,939)      (114,094)     (1,533,815)
                            ---------------------------------------------------------
Net increase                   105,624   $  1,529,758        107,730   $   1,447,054
                            =========================================================

-------------------------------------------------------------------------------------
CLASS N
Sold                            33,998   $    492,558         85,506   $   1,165,275
Dividends and/or
distributions reinvested         1,563         22,772            357           4,887
Redeemed                       (23,994)      (347,553)        (8,146)       (108,870)
                            ---------------------------------------------------------
Net increase                    11,567   $    167,777         77,717   $   1,061,292
                            =========================================================
46 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

3.     PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2005, were as follows: PURCHASES SALES

Investment securities $ 76,718,731 $ 73,809,454 U.S. government and government agency obligations 8,537,881 8,925,638 To Be Announced (TBA) mortgage-related securities 288,196,124 291,611,924

4.     FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million, and 0.45% of average annual net assets in excess of $400 million.

ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2005, the Fund paid $231,434 to OFS for services to the Fund.

DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the 47 | OPPENHEIMER DISCIPLINED ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS Continued

4.     FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the plan at October 31, 2005 for Class B, Class C and Class N shares were $434,366, $160,268 and $14,030, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

SALES CHARGES. Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                         CLASS A          CLASS B         CLASS C         CLASS N
                         CLASS A      CONTINGENT       CONTINGENT      CONTINGENT      CONTINGENT
                       FRONT-END        DEFERRED         DEFERRED        DEFERRED        DEFERRED
                   SALES CHARGES   SALES CHARGES    SALES CHARGES   SALES CHARGES   SALES CHARGES
                     RETAINED BY     RETAINED BY      RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED           DISTRIBUTOR     DISTRIBUTOR      DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
-------------------------------------------------------------------------------------------------

October 31, 2005         $71,166            $261          $27,678          $2,259          $1,242

WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended October 31, 2005, OFS waived $42 for Class N shares. This undertaking may be amended or withdrawn at any time.

5.     FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

        The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

        As of October 31, 2005, the Fund had no outstanding foreign currency contracts. 48 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

6.     FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

        The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

        Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

        Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

        Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

        As of October 31, 2005, the Fund had outstanding futures contracts as follows:

                                                                            UNREALIZED
                               EXPIRATION  NUMBER OF   VALUATION AS OF    APPRECIATION
CONTRACT DESCRIPTION                DATES  CONTRACTS  OCTOBER 31, 2005  (DEPRECIATION)
--------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
U.S. Long Bonds                  12/20/05         36     $   4,030,875      $(146,538)
                                                                            ----------
CONTRACTS TO SELL
Euro-Bundesobligation, 10 yr.     12/8/05          7         1,010,223            (19)
U.S. Treasury Nts., 2 yr.        12/30/05         71        14,569,422        131,360
U.S. Treasury Nts., 5 yr.        12/20/05         63         6,671,109        100,523
U.S. Treasury Nts., 10 yr.       12/20/05         59         6,398,734        121,810
                                                                            ----------
                                                                              353,674
                                                                            ----------
                                                                            $ 207,136
                                                                            ==========
49 | OPPENHEIMER DISCIPLINED ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS Continued

7.     OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

        The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

        Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

        Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

        The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

        Written option activity for the year ended October 31, 2005 was as follows:       CALL OPTIONS _________________

NUMBER OF AMOUNT OF CONTRACTS PREMIUMS

Options outstanding as of October 31, 2004 -- $ -- Options written 127 15,589 _________________ Options outstanding as of October 31, 2005 127 $15,589 _________________

8.     TOTAL RETURN SWAP CONTRACTS

The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termi- 50 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

nation or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

        As of October 31, 2005, the Fund had entered into the following total return swap agreements:

                                  PAID BY                         RECEIVED BY
        SWAP     NOTIONAL     THE FUND AT      RATE AS OF         THE FUND AT       RATE AS OF    TERMINATION     UNREALIZED
COUNTERPARTY       AMOUNT   OCT. 31, 2005   OCT. 31, 2005       OCT. 31, 2005    OCT. 31, 2005           DATE   DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------

                                One-Month                     Change of Total
                              LIBOR Minus                           Return of
                                    0.25%                              Lehman
                            (+ or -) Rate                            Brothers
      UBS AG   $1,000,000        Received          4.3946%         CMBS Index          (0.7846)%*     12/1/05         $9,892

* Represents an additional amount paid by the Fund at October 31, 2005.

Index abbreviations are as follows: CMBS Commercial Mortgage Backed Securities LIBOR London-Interbank Offered Rate

9.     ILLIQUID OR RESTRICTED SECURITIES

As of October 31, 2005, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. Securities that are illiquid or restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities is as follows: ACQUISITION VALUATION AS OF UNREALIZED SECURITY DATE COST OCTOBER 31, 2005 DEPRECIATION

Geotek Communications, Inc., Series B, Escrow Shares 1/4/01 $400 $ -- $400

10.     LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as “Nominal Defendants”) including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other 51 | OPPENHEIMER DISCIPLINED ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS Continued

10.     LITIGATION Continued

costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds’ investment advisory agreements, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses.

        The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. 52 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                 Appendix A

                                            RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate.
The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through
"Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts.
Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors'
      rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An  obligation  rated  "AAA" have the highest  rating  assigned  by  Standard & Poor's.  The  obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differ from the highest rated  obligations only in small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation  rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic  conditions than obligations in higher-rated  categories.  However,  the obligor's  capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibit adequate protection parameters.  However, adverse economic conditions or  changing  circumstances  are more  likely to lead to a  weakened  capacity  of the  obligor  to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" are less vulnerable to nonpayment than other speculative issues.  However, they face major ongoing  uncertainties or exposure to adverse business,  financial,  or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation  rated "B" are more vulnerable to nonpayment than  obligations  rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic  conditions  will likely  impair the  obligor's  capacity or  willingness  to meet its financial commitment on the obligation.

CCC: An obligation  rated "CCC" are currently  vulnerable to  nonpayment,  and are dependent  upon favorable business,  financial,  and  economic  conditions  for the obligor to meet its  financial  commitment  on the obligation. In the event of adverse business,  financial, or economic conditions,  the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C:  Subordinated  debt  or  preferred  stock  obligations  rated  "C" are  currently  highly  vulnerable  to nonpayment.  The "C" rating may be used to cover a situation  where a bankruptcy  petition has been filed or similar action taken, but payments on this obligation are being continued.  A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An  obligation  rated "D" are in payment  default.  The "D" rating  category is used when  payments on an obligation  are not made on the date  due  even if the  applicable  grace  period  has not  expired,  unless
Standard & Poor's  believes that such  payments  will be made during such grace period.  The "D" rating also will be used upon the filing of a  bankruptcy  petition or the taking of a similar  action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless
Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes.
Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o     Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments.
Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and
"D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD"
have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC,"
nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                                    B-1
                                                 Appendix B

                                          Industry Classifications

Aerospace & Defense                  Household Products
Air Freight & Couriers               Industrial Conglomerates
Airlines                             Insurance
Auto Components                      Internet & Catalog Retail
Automobiles                          Internet Software & Services
Beverages                            IT Services
Biotechnology                        Leisure Equipment & Products
Building Products                    Machinery
Chemicals                            Marine
Consumer Finance                     Media
Commercial Banks                     Metals & Mining
Commercial Services & Supplies       Multiline Retail
Communications Equipment             Multi-Utilities
Computers & Peripherals              Office Electronics
Construction & Engineering           Oil & Gas
Construction Materials               Paper & Forest Products
Containers & Packaging               Personal Products
Distributors                         Pharmaceuticals
Diversified Financial Services       Real Estate
Diversified Telecommunication        Road & Rail
Services
Electric Utilities                   Semiconductors and Semiconductor
                                     Equipment
Electrical Equipment                 Software
Electronic Equipment & Instruments   Specialty Retail
Energy Equipment & Services          Textiles, Apparel & Luxury Goods
Food & Staples Retailing             Thrifts & Mortgage Finance
Food Products                        Tobacco
Gas Utilities                        Trading Companies & Distributors
Health Care Equipment & Supplies     Transportation Infrastructure
Health Care Providers & Services     Water Utilities
Hotels Restaurants & Leisure         Wireless Telecommunication Services
Household Durables

C-10

                                                 Appendix C

                       OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares(2) of the
Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.(3)  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional
Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
          1) plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans(4)
         4) Group Retirement Plans(5)
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs,
            SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or
OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.                 Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be
Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the
Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
Deferred Sales Charge."(6) This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing
         $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch")
            on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between
            Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable
            Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with
            Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill
            Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.                           Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the
         Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal
         Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.
|_|   Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum
         Distributions from Retirement Plans.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

1.    Class A shares issued or purchased in the following transactions are not subject to sales charges
   (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_|   Shares purchased in amounts of less than $5.

2.    Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):
|_|   Retirement Plans that have $5 million or more in plan assets.
|_|   Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts
         (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.(7)
         5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue Code.
         7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.(8)
         10)      Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.                Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the
         applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the
         Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill
         Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
|_|   Distributions(9) from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.(10)
         5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an
            IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue Code.
         7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.(11)
         9) On account of the participant's separation from service.(12)
         10)      Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.   Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders
                                        of Former Quest for Value Funds
-------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc.
became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small- & Mid- Cap Value Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest International Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value
Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for
Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24,
1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the
Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional
Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of
Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of
            Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an
Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.
In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A,
Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a
Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest
For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
V.    Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders
                                of Connecticut Mutual Investment Accounts, Inc.
---------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Core Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds
(referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital Appreciation Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former
Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18,
            1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|   Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to
March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the
            Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the
            prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class
A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March
18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual
Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to
March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's
      Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.            Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic
Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on
October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class
A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.      Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
------------------------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to
March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its
         affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the
         Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the
         Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

C-12

Oppenheimer Disciplined Allocation Fund
(A Series of Oppenheimer Series Fund, Inc.)

Internet Website
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP (225.5677)

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Registered Public Accounting Firm
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown, Rowe & Maw LLP
      1675 Broadway
      New York, New York 10019

1234

PX205.001.1205

(1) In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Directors" in this
Statement of Additional Information refers to those Directors who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
(2) Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
(3) In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
(4) An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the
Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(5) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term
"Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(6) However, that concession will not be paid on purchases of shares in amounts of $1 million or more
(including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(7) This provision does not apply to IRAs.
(8) This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
(9) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
(10) This provision does not apply to IRAs.
(11) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the
OppenheimerFunds-sponsored Single K retirement plan.
(12) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act
file number 811-3346

OPPENHEIMER SERIES
FUND, INC.(Exact
name of registrant as specified in charter)

6803
SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924 (Address of principal executive offices)
(Zip code)

ROBERT G. ZACK, ESQ.

OPPENHEIMERFUNDS, INC.TWO

WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008

        (Name
and address of agent for service)

        Registrant’s telephone number, including area code: (303) 768-3200

f fiscal year
end: October 31

Date of reporting
period: October 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

OPPENHEIMER DISCIPLINED
ALLOCATION FUND

TOP HOLDINGS AND
ALLOCATIONS
PORTFOLIO ALLOCATION

        [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.] Bonds and Notes 48.3% Stocks 45.2 Cash Equivalents 6.5

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2005, and are based on the total market value of investments.

TOP TEN COMMON STOCK INDUSTRIES

Software 7.2%

Media 6.0

Pharmaceuticals 4.0

Aerospace & Defense 3.3

Diversified Financial Services 3.1

Oil & Gas 3.1

Insurance 2.9

Tobacco 2.6

Electric Utilities 2.1

Commercial Services & Supplies 2.0

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2005, and are based on net assets. TOP TEN COMMON STOCK HOLDINGS

Take-Two Interactive Software, Inc. 3.1%

Altria Group, Inc. 2.6

Liberty Media Corp., Cl. A 2.3

Microsoft Corp. 2.2

Cendant Corp. 2.0

BP plc, ADR 2.0

Liberty Global, Inc., Series A 1.9

Liberty Global, Inc., Series C 1.8

Honeywell International, Inc. 1.6

AES Corp. (The) 1.5

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2005, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.

7 | OPPENHEIMER DISCIPLINED ALLOCATION FUND DISCUSSION

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND’S PERFORMANCE DURING ITS FISCAL YEAR ENDED OCTOBER 31, 2005, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND’S PERFORMANCE TO APPROPRIATE BROAD-BASED MARKET INDICES.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE. As stocks outperformed bonds in the twelve months ended October 31, 2005, Oppenheimer Disciplined Allocation Fund, which can invest in stocks, bonds, cash equivalents or any combination of these, benefited from a moderate tilt toward equities which represented approximately 52% of the Fund’s assets at period end.

        In managing the equity portfolio, we strove, as always, to achieve above-average total returns while seeking to maintain overall portfolio risk at market-like levels. Because we do not believe that investors can consistently add value by significantly over- or underweighting equity market sectors, we limit sector variances so that these weightings can have no more effect on performance than any of the Fund’s 50 — 70 individual stock holdings would have. To add value, we seek to identify within each sector those companies that have the strongest three-year earnings power. We believe this time-tested, traditional value investor’s metric is the single most reliable predictor of stocks that outperform.

        In nine of 10 sectors, the stock portfolio’s positive results can be attributed to our individual stock selections rather than sector weightings; over- or underweightings in those sectors were negligible while our holdings delivered above-average total returns. Among the largest individual contributors was Liberty Global, Inc., a U.S. company that operates cable TV systems in Europe and Japan. Our research showed that Liberty Global faced fewer structural competitive issues and may have more growth opportunities than U.S. cable operators.

        Few stocks detracted from performance. The notable exception was IDT Corp., Cl. B, a multinational communications company that did not stay focused on its core growth opportunities in telephone services, prepaid phone cards and animation media. Nonetheless, we maintained the position; the release of a new animated film in 2006 could help to get the company back on track.

        The one area where we might have added more value was the market-leading energy sector. We intentionally underweighted energy stocks, because we could not identify a significant supply-demand issue that justified current prices. As we see it, a bottleneck at the U.S. refining level has been extrapolated throughout the energy industry on a global basis and is unlikely to be sustainable. We remain slightly underexposed to energy-related investments.

        The loss of performance in energy stocks was partially offset by the Fund’s bond portfolio, which was positioned to enhance yield while limiting principal erosion in a rising-rate environment.

        Toward that end, we maintained a short duration (i.e., a lower sensitivity to changing interest rates than the benchmark index). Last May and again in September, our analysis told us that investors expected interest rates to remain at historically low levels for some years to 8 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

come.     Yet our quantitative analysis suggested that, given the fundamental strength of the economy and the Fed’s commitment to keeping inflation low, interest rates were likely to rise more significantly than investors anticipated. In response, we briefly shortened the Fund’s duration even more. In both May and September, this proved beneficial, limiting the negative impact on principal as rates continued to climb. This interest-rate management approach was the major contributor to the bond portfolio’s positive returns during the six-month period.

        Another positive factor was our decision to trim the portfolio’s exposure to mortgage-backed securities. Within this sector, we continued to favor higher-coupon mortgages. In our view the market had priced in too high a level of expected prepayments which led to these securities offering value. As rates rose these prepayment assumptions of the market moved closer to our expectations, leading to these high-coupon mortgage pools adding significantly to the Fund’s current income during the past six months.

        Our corporate bond allocation had little net effect on performance. An emphasis on shorter-term corporates was a boon as these are less sensitive to the widening in credit spread that occurred during the period but was more or less offset by a larger investment in BBB-rated securities, the lowest echelon of the investment-grade universe. These BBB securities boosted current yield but were also more sensitive to widening in credit spreads.

COMPARING THE FUND’S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2005. In the case of Class A and Class B shares, performance is measured over a ten-fiscal-year period. In the case of Class C, performance is measured from inception of the class on May 1, 1996. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C, and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

        The Fund’s performance is compared to the performance of the Standard & Poor’s (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Fund’s performance is also compared to the Merrill Lynch Corporate/Government Master Index, a broad-based index of U.S. Treasury and government agency securities, corporate and Yankee bonds regarded as a general measurement of the performance of the domestic debt securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the indices. 9 | OPPENHEIMER DISCIPLINED ALLOCATION FUND FUND PERFORMANCE DISCUSSION

CLASS A SHARES
COMPARISON	 	OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN: Oppenheimer Disciplined Allocation Fund (Class A) S&P 500 Index Merrill Lynch Corporate/Government Master Index

        [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.] MerrillLynch
Corporate/       Oppenheimer Disciplined GovernmentAllocation
Fund (Class A) S&P 500 Index Master Index 12/31/1994 9,425 10,000 10,000 03/31/1995 10,000 10,973 10,488 06/30/1995 10,654 12,019 11,166 09/30/1995 11,144 12,973 11,372 12/31/1995 11,682 13,753 11,898 03/31/1996 11,879 14,491 11,636 06/30/1996 11,959 15,141 11,685 09/30/1996 12,190 15,609 11,887 10/31/1996 1 12,803 16,039 12,160 01/31/1997 13,094 17,965 12,268 04/30/1997 13,131 18,399 12,336 07/31/1997 14,885 22,014 12,976 10/31/1997 14,752 21,188 13,251 01/31/1998 15,036 22,798 13,646 04/30/1998 16,055 25,955 13,724 07/31/1998 15,625 26,264 14,034 10/31/1998 15,626 25,852 14,617 01/31/1999 16,879 30,209 14,838 04/30/1999 16,937 31,620 14,603 07/31/1999 16,650 31,570 14,359 10/31/1999 16,035 32,486 14,509 01/31/2000 15,733 33,333 14,425 04/30/2000 16,620 34,820 14,748 07/31/2000 16,734 34,400 15,175 10/31/2000 17,362 34,461 15,555 01/31/2001 17,558 33,033 16,391 04/30/2001 16,539 30,306 16,516 07/31/2001 16,549 29,473 17,112 10/31/2001 15,605 25,884 17,946 01/31/2002 15,930 27,703 17,617 04/30/2002 15,806 26,482 17,747 07/31/2002 14,544 22,513 18,322 10/31/2002 14,690 21,976 18,946 01/31/2003 14,600 21,330 19,422 04/30/2003 15,151 22,959 19,934 07/31/2003 16,164 24,908 19,585 10/31/2003 16,772 26,544 20,055 01/31/2004 17,846 28,698 20,493 04/30/2004 17,485 28,209 20,296 07/31/2004 17,393 28,186 20,490 10/31/2004 17,967 29,043 21,166 01/31/2005 18,943 30,484 21,305 04/30/2005 18,712 29,995 21,356 07/31/2005 19,641 32,145 21,512 10/31/2005 19,331 31,574 21,382 AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 10/31/05 1-Year 1.41% 5-Year 0.97% 10-Year 5.05%

1.     The Fund changed its fiscal year end from 12/31 to 10/31. 10 | OPPENHEIMER DISCIPLINED ALLOCATION FUND CLASS B SHARES
COMPARISON	 	OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN: Oppenheimer Disciplined Allocation Fund (Class B) S&P 500 Index Merrill Lynch Corporate/Government Master Index

        [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Oppenheimer Disciplined
                         Allocation fund                              Merrill Lynch Corporate/
                           (Class B)             S&P 500 Index        Government Master Index

10/02/1995                  10,000                   10,000                 10,000
12/31/1995                  10,493                   10,602                 10,463
03/31/1996                  10,647                   11,170                 10,232
06/30/1996                  10,697                   11,671                 10,275
09/30/1996                  10,880                   12,032                 10,453
10/31/1996 1                11,072                   12,364                 10,693
01/31/1997                  11,651                   13,848                 10,788
04/30/1997                  11,664                   14,183                 10,848
07/31/1997                  13,198                   16,969                 11,411
10/31/1997                  13,060                   16,332                 11,652
01/31/1998                  13,283                   17,573                 11,999
04/30/1998                  14,159                   20,007                 12,068
07/31/1998                  13,749                   20,245                 12,341
10/31/1998                  13,726                   19,928                 12,854
01/31/1999                  14,805                   23,286                 13,048
04/30/1999                  14,821                   24,374                 12,841
07/31/1999                  14,546                   24,335                 12,627
10/31/1999                  13,978                   25,041                 12,758
01/31/2000                  13,687                   25,694                 12,685
04/30/2000                  14,437                   26,841                 12,968
07/31/2000                  14,507                   26,517                 13,344
10/31/2000                  15,023                   26,563                 13,678
01/31/2001                  15,171                   25,463                 14,414
04/30/2001                  14,259                   23,360                 14,524
07/31/2001                  14,239                   22,719                 15,047
10/31/2001                  13,407                   19,952                 15,781
01/31/2002                  13,686                   21,354                 15,492
04/30/2002                  13,579                   20,413                 15,606
07/31/2002                  12,495                   17,354                 16,111
10/31/2002                  12,621                   16,940                 16,660
01/31/2003                  12,544                   16,442                 17,079
04/30/2003                  13,017                   17,697                 17,529
07/31/2003                  13,887                   19,200                 17,222
10/31/2003                  14,409                   20,461                 17,635
01/31/2004                  15,332                   22,121                 18,021
04/30/2004                  15,021                   21,744                 17,848
07/31/2004                  14,943                   21,727                 18,018
10/31/2004                  15,436                   22,387                 18,613
01/31/2005                  16,274                   23,498                 18,735
04/30/2005                  16,076                   23,121                 18,779
07/31/2005                  16,874                   24,778                 18,916
10/31/2005                  16,608                   24,338                 18,803
AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 10/31/05 1-Year 1.68% 5-Year 0.94% 10-Year 5.19%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE SINCE-INCEPTION RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 14 FOR FURTHER INFORMATION.

1.     The Fund changed its fiscal year end from 12/31 to 10/31. 11 | OPPENHEIMER DISCIPLINED ALLOCATION FUND FUND PERFORMANCE DISCUSSION

CLASS C SHARES
COMPARISON	 	OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN: Oppenheimer Disciplined Allocation Fund (Class C) S&P 500 Index Merrill Lynch Corporate/Government Master Index

        [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Oppenheimer Disciplined
                         Allocation Fund                              Merrill Lynch Corporate/
                            (Class C)                S&P 500 Index    Government Master Index

05/01/1996                    10,000                     10,000                 10,000
06/30/1996                    10,062                     10,297                 10,113
09/30/1996                    10,225                     10,615                 10,288
10/31/1996 1                  10,408                     10,908                 10,524
01/31/1997                    10,955                     12,217                 10,618
04/30/1997                    10,965                     12,512                 10,677
07/31/1997                    12,406                     14,971                 11,231
10/31/1997                    12,274                     14,409                 11,469
01/31/1998                    12,489                     15,503                 11,810
04/30/1998                    13,304                     17,650                 11,878
07/31/1998                    12,921                     17,861                 12,146
10/31/1998                    12,901                     17,581                 12,651
01/31/1999                    13,912                     20,544                 12,842
04/30/1999                    13,927                     21,503                 12,639
07/31/1999                    13,664                     21,469                 12,428
10/31/1999                    13,138                     22,092                 12,557
01/31/2000                    12,858                     22,668                 12,485
04/30/2000                    13,561                     23,679                 12,764
07/31/2000                    13,628                     23,394                 13,134
10/31/2000                    14,115                     23,435                 13,463
01/31/2001                    14,248                     22,464                 14,187
04/30/2001                    13,400                     20,609                 14,295
07/31/2001                    13,373                     20,043                 14,810
10/31/2001                    12,596                     17,602                 15,533
01/31/2002                    12,835                     18,839                 15,248
04/30/2002                    12,704                     18,009                 15,360
07/31/2002                    11,666                     15,310                 15,857
10/31/2002                    11,760                     14,945                 16,397
01/31/2003                    11,658                     14,505                 16,809
04/30/2003                    12,073                     15,613                 17,253
07/31/2003                    12,856                     16,939                 16,951
10/31/2003                    13,310                     18,051                 17,357
01/31/2004                    14,130                     19,516                 17,737
04/30/2004                    13,809                     19,183                 17,567
07/31/2004                    13,707                     19,168                 17,734
10/31/2004                    14,125                     19,750                 18,319
01/31/2005                    14,866                     20,730                 18,440
04/30/2005                    14,645                     20,398                 18,483
07/31/2005                    15,341                     21,860                 18,618
10/31/2005                    15,073                     21,472                 18,506
AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 10/31/05 1-Year 5.71% 5-Year 1.32% Since Inception (5/1/96) 4.41%

1.     The Fund changed its fiscal year end from 12/31 to 10/31. 12 | OPPENHEIMER DISCIPLINED ALLOCATION FUND CLASS N SHARES
COMPARISON	 	OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN: Oppenheimer Disciplined Allocation Fund (Class N) S&P 500 Index Merrill Lynch Corporate/Government Master Index

        [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer Disciplined
                          Allocation Fund                              Merrill Lynch Corporate/
                             (Class N)            S&P 500 Index        Government Master Index

03/01/2001                    10,000                 10,000                 10,000
04/30/2001                     9,793                 10,094                  9,968
07/31/2001                     9,785                  9,817                 10,328
10/31/2001                     9,210                  8,621                 10,831
01/31/2002                     9,399                  9,227                 10,633
04/30/2002                     9,317                  8,821                 10,711
07/31/2002                     8,570                  7,499                 11,058
10/31/2002                     8,642                  7,320                 11,435
01/31/2003                     8,581                  7,104                 11,722
04/30/2003                     8,897                  7,647                 12,031
07/31/2003                     9,484                  8,296                 11,820
10/31/2003                     9,835                  8,841                 12,104
01/31/2004                    10,458                  9,559                 12,368
04/30/2004                    10,229                  9,396                 12,250
07/31/2004                    10,167                  9,388                 12,367
10/31/2004                    10,493                  9,674                 12,775
01/31/2005                    11,051                 10,154                 12,859
04/30/2005                    10,899                  9,991                 12,889
07/31/2005                    11,431                 10,707                 12,983
10/31/2005                    11,236                 10,517                 12,905
AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 10/31/05 1-Year 6.09% 5-Year N/A Since Inception (3/1/01) 2.53%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE SINCE-INCEPTION RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 14 FOR FURTHER INFORMATION. 13 | OPPENHEIMER DISCIPLINED ALLOCATION FUND NOTES

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the “since inception” return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge. 14 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information. 15 | OPPENHEIMER DISCIPLINED ALLOCATION FUND FUND EXPENSES

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2005.

ACTUAL EXPENSES. The “actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The “hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in 16 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

the Statement of Additional Information). Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BEGINNING ENDING EXPENSES ACCOUNT ACCOUNT PAID DURING VALUE VALUE 6 MONTHS ENDED (5/1/05) (10/31/05) OCTOBER 31, 2005

Class A Actual $ 1,000.00 $ 1,033.10 $ 5.65

Class A Hypothetical 1,000.00 1,019.66 5.62

Class B Actual 1,000.00 1,028.80 10.17

Class B Hypothetical 1,000.00 1,015.22 10.11

Class C Actual 1,000.00 1,029.20 10.33

Class C Hypothetical 1,000.00 1,015.07 10.26

Class N Actual 1,000.00 1,031.00 8.02

Class N Hypothetical 1,000.00 1,017.34 7.96

Hypothetical assumes 5% annual return before expenses. Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended October 31, 2005 are as follows: CLASS EXPENSE RATIOS

_________________

Class A 1.10%

_________________

Class B 1.98

_________________

Class C 2.01

_________________

Class N 1.56

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.

17 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF INVESTMENTS October 31, 2005

                                                                                                                              VALUE
                                                                                                             SHARES      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--51.7%
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.3%
------------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.3%
WCI Communities, Inc. 1                                                                                      17,500   $     437,850
------------------------------------------------------------------------------------------------------------------------------------
MEDIA--6.0%
Liberty Global, Inc., Series A                                                                               99,731       2,470,337
------------------------------------------------------------------------------------------------------------------------------------
Liberty Global, Inc., Series C 1                                                                             99,731       2,365,619
------------------------------------------------------------------------------------------------------------------------------------
Liberty Media Corp., Cl. A 1                                                                                375,200       2,990,344
                                                                                                                      --------------
                                                                                                                          7,826,300

------------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.9%
------------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.6%
Constellation Brands, Inc., Cl. A 1                                                                          36,300         854,502
------------------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.7%
Wal-Mart Stores, Inc.                                                                                        18,600         879,966
------------------------------------------------------------------------------------------------------------------------------------
TOBACCO--2.6%
Altria Group, Inc.                                                                                           44,600       3,347,230
------------------------------------------------------------------------------------------------------------------------------------
ENERGY--4.0%
------------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.9%
Halliburton Co.                                                                                              20,400       1,205,640
------------------------------------------------------------------------------------------------------------------------------------
OIL & GAS--3.1%
BP plc, ADR                                                                                                  39,800       2,642,720
------------------------------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc.                                                                                           4,000         363,600
------------------------------------------------------------------------------------------------------------------------------------
LUKOIL, Sponsored ADR                                                                                        18,100         995,500
                                                                                                                      --------------
                                                                                                                          4,001,820

------------------------------------------------------------------------------------------------------------------------------------
FINANCIALS--10.3%
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.4%
UBS AG                                                                                                       21,311       1,809,869
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.0%
Bank of America Corp.                                                                                        16,102         704,301
------------------------------------------------------------------------------------------------------------------------------------
Wachovia Corp.                                                                                               14,788         747,090
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                                                            19,200       1,155,840
                                                                                                                      --------------
                                                                                                                          2,607,231

------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.1%
Capital One Financial Corp.                                                                                  15,800       1,206,330
------------------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                                              21,377         978,639
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                                                         32,200       1,179,164
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                                                                6,200         741,954
                                                                                                                      --------------
                                                                                                                          4,106,087
18 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                                              VALUE
                                                                                                             SHARES      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE--2.9%
American International Group, Inc.                                                                            7,100      $  460,080
------------------------------------------------------------------------------------------------------------------------------------
Aspen Insurance Holdings Ltd.                                                                                15,300         370,107
------------------------------------------------------------------------------------------------------------------------------------
Everest Re Group Ltd.                                                                                         8,300         825,435
------------------------------------------------------------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A                                                                              42,400       1,343,656
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Cos., Inc. (The)                                                                                     28,600         370,370
------------------------------------------------------------------------------------------------------------------------------------
Platinum Underwriters Holdings Ltd.                                                                          12,700         361,823
                                                                                                                      --------------
                                                                                                                          3,731,471

------------------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.9%
Countrywide Financial Corp.                                                                                  22,100         702,117
------------------------------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                                                   8,500         521,475
                                                                                                                      --------------
                                                                                                                          1,223,592

------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--6.6%
------------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.3%
MedImmune, Inc. 1                                                                                            16,000         559,680
------------------------------------------------------------------------------------------------------------------------------------
Wyeth                                                                                                        25,300       1,127,368
                                                                                                                      --------------
                                                                                                                          1,687,048

------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
Boston Scientific Corp. 1                                                                                    22,600         567,712
------------------------------------------------------------------------------------------------------------------------------------
Cooper Cos., Inc. (The)                                                                                       6,000         413,040
                                                                                                                      --------------
                                                                                                                            980,752

------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.6%
Manor Care, Inc.                                                                                             11,200         417,200
------------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp. 1                                                                                     45,900         386,478
                                                                                                                      --------------
                                                                                                                            803,678

------------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--4.0%
GlaxoSmithKline plc, ADR                                                                                     18,900         982,611
------------------------------------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                                                                 48,400       1,052,216
------------------------------------------------------------------------------------------------------------------------------------
Sanofi-Aventis SA, ADR                                                                                       31,900       1,279,828
------------------------------------------------------------------------------------------------------------------------------------
Schering-Plough Corp. 2                                                                                      44,800         911,232
------------------------------------------------------------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc. 1                                                                               27,500         950,400
                                                                                                                      --------------
                                                                                                                          5,176,287
19 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF INVESTMENTS Continued

                                                                                                                              VALUE
                                                                                                             SHARES      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIALS--5.8%
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.3%
Honeywell International, Inc.                                                                                61,500   $   2,103,300
------------------------------------------------------------------------------------------------------------------------------------
Orbital Sciences Corp. 1                                                                                    131,300       1,527,019
------------------------------------------------------------------------------------------------------------------------------------
United Technologies Corp.                                                                                    14,000         717,920
                                                                                                                      --------------
                                                                                                                          4,348,239

------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--2.0%
Cendant Corp.                                                                                               152,500       2,656,550
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.3%
Corinthian Colleges, Inc. 1                                                                                  26,700         332,148
------------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.2%
GrafTech International Ltd. 1                                                                                41,100         201,390
------------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--10.8%
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.6%
Cisco Systems, Inc. 1                                                                                        42,500         741,625
------------------------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., Series B, Escrow Shares 1,3,4                                                      100              --
                                                                                                                      --------------
                                                                                                                            741,625

------------------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.2%
Hewlett-Packard Co.                                                                                          45,400       1,273,016
------------------------------------------------------------------------------------------------------------------------------------
Hutchinson Technology, Inc. 1                                                                                14,100         349,680
                                                                                                                      --------------
                                                                                                                          1,622,696

------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Flextronics International Ltd. 1                                                                             44,700         415,263
------------------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.1%
Net2Phone, Inc. 1                                                                                           118,500         177,750
------------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.4%
ATI Technologies, Inc. 1                                                                                     52,500         758,625
------------------------------------------------------------------------------------------------------------------------------------
Freescale Semiconductor, Inc., Cl. A 1                                                                       44,200       1,047,098
                                                                                                                      --------------
                                                                                                                          1,805,723

------------------------------------------------------------------------------------------------------------------------------------
SOFTWARE--7.2%
Compuware Corp. 1                                                                                            48,000         388,320
------------------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                                                                                             113,200       2,909,240
------------------------------------------------------------------------------------------------------------------------------------
Novell, Inc. 1                                                                                              153,900       1,172,718
------------------------------------------------------------------------------------------------------------------------------------
Synopsys, Inc. 1                                                                                             44,400         841,380
------------------------------------------------------------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1                                                                       197,150       4,071,148
                                                                                                                      --------------
                                                                                                                          9,382,806
20 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                                              VALUE
                                                                                                             SHARES      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

MATERIALS--0.6%
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.6%
Praxair, Inc.                                                                                                15,100   $     746,091
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.3%
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
IDT Corp., Cl. B 1                                                                                          141,400       1,688,316
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES--2.1%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.1%
AES Corp. (The) 1                                                                                           121,500       1,930,635
------------------------------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc. 1                                                                                       58,200         739,140
                                                                                                                      --------------
                                                                                                                          2,669,775
                                                                                                                      --------------

Total Common Stocks (Cost $58,477,600)                                                                                   67,467,695

                                                                                                          PRINCIPAL
                                                                                                             AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--6.7%
Aesop Funding II LLC, Automobile Asset-Backed Certificates, Series 2005-1A, Cl. A2, 4.06%, 4/20/08 5      $  80,000          80,061
------------------------------------------------------------------------------------------------------------------------------------
BMW Vehicle Owner Trust, Automobile Loan Certificates, Series 2005-A, Cl. A2, 3.66%, 12/26/07               276,299         275,493
------------------------------------------------------------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust, Automobile Mtg.-Backed Nts.:
Series 2004-2, Cl. A3, 3.58%, 1/15/09                                                                       270,000         264,371
Series 2005-1, Cl. A2B, 3.73%, 7/16/07                                                                      130,000         129,820
------------------------------------------------------------------------------------------------------------------------------------
Capital One Prime Auto Receivables Trust, Automobile Loan Asset-Backed Securities,
  Series 2005-1, Cl. A2, 4.24%, 11/15/07                                                                    310,000         309,345
------------------------------------------------------------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed Certificates:
Series 2004-D, Cl. AF1, 2.98%, 4/25/20                                                                       39,671          39,455
Series 2005-B, Cl. AF1, 4.02%, 3/26/35                                                                       56,092          55,755
Series 2005-C, Cl. AF1, 4.196%, 6/25/35                                                                     154,730         153,968
Series 2005-D, Cl. AF1, 5.04%, 10/25/35                                                                     270,000         270,000
Series 2005-D, Cl. AV2, 4.21%, 10/25/35 5                                                                   220,000         220,000
------------------------------------------------------------------------------------------------------------------------------------
Chase Funding Mortgage Loan Asset-Backed Certificates, Home Equity Mtg. Obligations:
Series 2003-5, Cl. 1A2, 2.451%, 11/25/18                                                                      3,810           3,801
Series 2004-1, Cl. 1A2, 2.427%, 6/25/19                                                                      43,028          42,899
------------------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust, Automobile Loan Pass-Through Certificates:
Series 2002-A, Cl. A4, 4.24%, 9/15/08                                                                        23,584          23,576
Series 2005-A, Cl. A2, 3.72%, 12/15/07                                                                      230,000         228,885
------------------------------------------------------------------------------------------------------------------------------------
CIT Equipment Collateral, Equipment Receivable-Backed Nts.,
Series 2004-DFS, Cl. A2, 2.66%, 11/20/06                                                                    142,803         142,247
------------------------------------------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts.,
Series 2003-C4, Cl. C4, 5%, 6/10/15                                                                          40,000          38,957
------------------------------------------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc., Collateralized Mtg. Obligations,
  Series 2005-WF2, Cl. AF2, 4.922%, 8/25/35 5                                                               338,504         337,020
21 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF INVESTMENTS Continued

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES Continued
------------------------------------------------------------------------------------------------------------------------------------
Consumer Credit Reference Index Securities Program, Credit Card Asset-Backed Certificates,
Series 2002-B, Cl. FX, 10.421%, 3/22/07 3                                                                 $  70,000   $      72,861
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Asset-Backed Certificates, Inc., Home Equity Asset-Backed Certificates:
Series 2002-4, Cl. A1, 4.408%, 2/25/33 5                                                                      4,125           4,167
Series 2005-7, Cl. AF1B, 4.317%, 11/25/35 5                                                                 178,828         177,958
------------------------------------------------------------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, Automobile Loan Pass-Through Certificates:
Series 2002-A, Cl. A4, 4.49%, 10/6/08                                                                        48,983          49,009
Series 2004-B, Cl. A2, 2.48%, 2/8/07                                                                         20,251          20,236
Series 2004-C, Cl. A2, 2.62%, 6/8/07                                                                        188,987         188,346
Series 2005-A, Cl. A2, 3.17%, 9/8/07                                                                        236,095         235,285
Series 2005-B, Cl. A2, 3.75%, 12/8/07                                                                       230,000         229,464
------------------------------------------------------------------------------------------------------------------------------------
Equity One ABS, Inc., Home Equity Mtg. Pass-Through Certificates, Series 2004-3, Cl. AF2, 3.80%,
7/25/34 5                                                                                                   230,000         228,875
------------------------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Asset-Backed Certificates, Home Equity Receivables, Series 2005-FF10,
Cl. A3, 4.248%, 11/25/39 5                                                                                  330,000         330,000
------------------------------------------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through Certificates:
Series 2004-A, Cl. A2, 2.13%, 10/15/06                                                                       49,536          49,482
Series 2005-A, Cl. A3, 3.48%, 11/17/08                                                                      190,000         187,565
Series 2005-B, Cl. A2, 3.77%, 9/15/07                                                                       171,315         170,968
------------------------------------------------------------------------------------------------------------------------------------
GS Auto Loan Trust, Automobile Loan Asset-Backed Securities, Series 2005-1, Cl. A2, 4.32%, 5/15/08          590,000         588,444
------------------------------------------------------------------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts., Series 2003-3, Cl. A1, 1.50%, 1/15/08          17,776          17,764
------------------------------------------------------------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile Receivable Obligations:
Series 2005-1, Cl. A2, 3.21%, 5/21/07                                                                       107,281         106,940
Series 2005-3, Cl. A2, 3.73%, 10/18/07                                                                      210,000         208,870
------------------------------------------------------------------------------------------------------------------------------------
Lehman XS Trust, Home Equity Obligations, Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35                           290,226         290,668
------------------------------------------------------------------------------------------------------------------------------------
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%,
4/25/31 3                                                                                                   596,634         606,276
------------------------------------------------------------------------------------------------------------------------------------
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 5.32%, 3/15/16 5       360,000         382,538
------------------------------------------------------------------------------------------------------------------------------------
Nissan Auto Lease Trust, Automobile Lease Obligations, Series 2004-A, Cl. A2, 2.55%, 1/15/07                 65,248          65,122
------------------------------------------------------------------------------------------------------------------------------------
Onyx Acceptance Owner Trust, Automobile Receivable Obligations:
Series 2002-B, Cl. A4, 4.71%, 3/15/09                                                                       117,871         117,804
Series 2005-B, Cl. A2, 4.03%, 4/15/08                                                                       170,000         169,380
------------------------------------------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust, Home Equity Pass-Through Certificates:
Series 2004-5, Cl. A F2, 3.735%, 11/10/34 5                                                                  70,000          69,023
Series 2005-1, Cl. A F2, 3.914%, 5/25/35 5                                                                   60,000          59,039
Series 2005-2, Cl. A F2, 4.415%, 4/25/35 5                                                                   90,000          89,025
------------------------------------------------------------------------------------------------------------------------------------
Residential Asset Mortgage Products, Inc., Home Equity Asset-Backed Pass-Through Certificates,
Series 2004-RS7, Cl. AI3, 4.45%, 7/25/28                                                                    170,000         168,674
22 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES Continued
------------------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations Pass-Through Certificates,
Series 2005-4XS, Cl. 3A1, 5.18%, 3/26/35                                                                  $ 365,644   $     365,416
------------------------------------------------------------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.:
Series 2004-2, Cl. A2, 2.41%, 2/15/07                                                                        42,993          42,942
Series 2004-3, Cl. A2, 2.79%, 6/15/07                                                                       100,362         100,107
------------------------------------------------------------------------------------------------------------------------------------
Volkswagen Auto Lease Trust, Automobile Lease Asset-Backed Securities:
Series 2004-A, Cl. A2, 2.47%, 1/22/07                                                                        98,496          98,241
Series 2005-A, Cl. A2, 3.52%, 4/20/07                                                                       230,000         229,169
------------------------------------------------------------------------------------------------------------------------------------
Wachovia Auto Owner Trust, Automobile Receivable Nts., Series 2004-B, Cl. A2, 2.40%, 5/21/07                 54,790          54,650
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Trust, Collateralized Mtg. Obligations, Series 2004-2, Cl. AI1B, 2.94%,
9/25/18 5                                                                                                   142,847         141,655
------------------------------------------------------------------------------------------------------------------------------------
WFS Financial Owner Trust, Automobile Receivable Obligations, Series 2002-2, Cl. A4, 4.50%,
2/20/10                                                                                                      57,594          57,638
------------------------------------------------------------------------------------------------------------------------------------
Whole Auto Loan Trust, Automobile Loan Receivable Certificates, Series 2004-1, Cl. A2A, 2.59%, 5/15/07      125,576         125,010
                                                                                                                      --------------

Total Asset-Backed Securities (Cost $8,736,282)                                                                           8,714,264

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--30.0%
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--25.2%
------------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--24.9%
Federal Home Loan Mortgage Corp.:
6%, 4/1/17-7/1/24                                                                                           882,392         900,312
6.50%, 4/1/18-4/1/34                                                                                        315,925         325,333
7%, 6/1/29-11/1/32                                                                                          848,162         885,850
8%, 4/1/16                                                                                                   87,416          93,403
9%, 8/1/22-5/1/25                                                                                            24,613          26,725
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through
Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                                                                            8,707           8,700
Series 2034, Cl. Z, 6.50%, 2/15/28                                                                           70,358          72,358
Series 2053, Cl. Z, 6.50%, 4/15/28                                                                           80,700          82,952
Series 2055, Cl. ZM, 6.50%, 5/15/28                                                                         112,178         114,944
Series 2075, Cl. D, 6.50%, 8/15/28                                                                          221,691         227,648
Series 2080, Cl. Z, 6.50%, 8/15/28                                                                           68,806          70,342
Series 2387, Cl. PD, 6%, 4/15/30                                                                             93,010          93,557
Series 2456, Cl. BD, 6%, 3/15/30                                                                             40,232          40,349
Series 2498, Cl. PC, 5.50%, 10/15/14                                                                          3,485           3,484
Series 2500, Cl. FD, 4.47%, 3/15/32 5                                                                        36,998          37,379
Series 2526, Cl. FE, 4.37%, 6/15/29 5                                                                        46,665          47,041
Series 2551, Cl. FD, 4.37%, 1/15/33 5                                                                        36,408          36,702
Series 2583, Cl. KA, 5.50%, 3/15/22                                                                         213,127         213,724
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 12.125%, 6/1/26 6                                                                        66,743          14,607
23 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF INVESTMENTS Continued

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

FHLMC/FNMA/SPONSORED Continued

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 183, Cl. IO, 9.65%, 4/1/27 6                                                                      $  104,113   $      23,669
Series 184, Cl. IO, 15.59%, 12/1/26 6                                                                       111,933          23,127
Series 192, Cl. IO, 13.946%, 2/1/28 6                                                                        32,408           6,359
Series 200, Cl. IO, 12.592%, 1/1/29 6                                                                        38,758           8,698
Series 2003-118, Cl. S, 22.81%, 12/25/33 6                                                                  534,233          57,489
Series 2130, Cl. SC, 8.269%, 3/15/29 6                                                                       88,102           7,062
Series 2796, Cl. SD, 13.706%, 7/15/26 6                                                                     115,984           9,060
Series 2920, Cl. S, 16.676%, 1/15/35 6                                                                      730,791          37,569
Series 3000, Cl. SE, 27.85%, 7/15/25 6                                                                      695,883          28,119
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO,
4.781%, 6/1/26 7                                                                                             37,266          31,010
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 12/1/20 8                                                                                          2,037,000       1,968,251
5%, 6/1/18-7/1/18                                                                                           677,324         668,836
5%, 11/1/35 8                                                                                             3,925,000       3,777,813
5.50%, 2/1/33-11/1/34                                                                                     2,249,870       2,223,605
5.50%, 11/1/33-11/1/35 8                                                                                  3,594,823       3,548,302
6%, 7/1/16-11/1/32                                                                                        1,796,831       1,835,988
6%, 11/1/20-11/1/35 8                                                                                     5,797,000       5,862,882
6.50%, 3/1/26-10/1/30                                                                                        88,840          91,589
6.50%, 10/1/34-12/1/35 8                                                                                  4,343,000       4,456,911
7%, 11/1/17-2/25/22                                                                                         407,053         421,098
7.50%, 1/1/08-8/1/29                                                                                        100,303         105,459
8.50%, 7/1/32                                                                                                 8,728           9,472
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor Trust, CMO, Trust 2002-T1, Cl. A2, 7%, 11/25/31                     244,405         253,080
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                                                                        187,435         192,952
Trust 1996-35, Cl. Z, 7%, 7/25/26                                                                           281,572         292,313
Trust 1998-63, Cl. PG, 6%, 3/25/27                                                                           12,792          12,770
Trust 2001-50, Cl. NE, 6%, 8/25/30                                                                           49,237          49,495
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                                                      272,204         280,904
Trust 2001-70, Cl. LR, 6%, 9/25/30                                                                           55,562          56,054
Trust 2001-72, Cl. NH, 6%, 4/25/30                                                                           36,758          36,935
Trust 2001-74, Cl. PD, 6%, 5/25/30                                                                           13,868          13,911
Trust 2002-77, Cl. WF, 4.38%, 12/18/32 5                                                                     56,618          57,014
Trust 2002-94, Cl. MA, 4.50%, 8/25/09                                                                         1,411           1,408
Trust 2003-10, Cl. HP, 5%, 2/25/18                                                                          350,000         343,407
Trust 2004-101, Cl. BG, 5%, 1/25/20                                                                         236,000         231,839
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                                                                       160,000         150,232
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Interest-Only Stripped Mtg.-Backed Security:
Trust 1993-223, Cl. PM, 2.758%, 10/25/23 6                                                                   63,120           6,387
24 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

FHLMC/FNMA/SPONSORED Continued

Federal National Mortgage Assn., CMO, Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Interest-Only
Stripped Mtg.-Backed Security: Continued
Trust 2002-38, Cl. SO, 8.938%, 4/25/32 6                                                                 $   87,399   $       5,185
Trust 2002-47, Cl. NS, 10.012%, 4/25/32 6                                                                   140,108          12,058
Trust 2002-51, Cl. S,10.203%, 8/25/32 6                                                                     128,714           9,887
Trust 2002-77, Cl. IS, 10.288%, 12/18/32 6                                                                  148,903          12,636
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 222, Cl. 2, 10.91%, 6/1/23 6                                                                          227,110          45,983
Trust 240, Cl. 2, 14.07%, 9/1/23 6                                                                          357,107          80,851
Trust 247, Cl. 2, 12.803%, 10/1/23 6                                                                        391,454          83,654
Trust 252, Cl. 2, 2.975%, 11/1/23 6                                                                         171,257          39,533
Trust 254, Cl. 2, 6.781%, 1/1/24 6                                                                           84,793          19,421
Trust 273, Cl. 2, 12.538%, 8/1/26 6                                                                          49,190          10,436
Trust 319, Cl. 2, 12.063%, 2/1/32 6                                                                          71,277          17,563
Trust 321, Cl. 2, 6.79%, 3/1/32 6                                                                           697,272         169,960
Trust 329, Cl. 2, 9.491%, 1/1/33 6                                                                          113,158          27,618
Trust 331, Cl. 9, (12.619)%, 2/1/33 6                                                                       193,828          43,795
Trust 333, Cl. 2, 10.34%, 3/1/33 6                                                                          813,531         200,968
Trust 334, Cl. 17, (4.23)%, 2/1/33 6                                                                        115,821          25,730
Trust 350, Cl. 2, 10.96%, 2/1/34 6                                                                          764,947         187,292
Trust 2001-65, Cl. S, 22.94%, 11/25/31 6                                                                    318,298          29,652
Trust 2001-81, Cl. S, 12.685%, 1/25/32 6                                                                     71,405           6,434
Trust 2002-9, Cl. MS, 11.025%, 3/25/32 6                                                                    100,174           8,114
Trust 2002-52, Cl. SD, 5.444%, 9/25/32 6                                                                    158,575          13,064
Trust 2002-77, Cl. SH, 13.63%, 12/18/32 6                                                                    92,257           8,994
Trust 2002-96, Cl. SK, 23.313%, 4/25/32 6                                                                   823,718          70,332
Trust 2003-4, Cl. S, 21.729%, 2/25/33 6                                                                     175,876          20,821
Trust 2004-54, Cl. DS, 8.44%, 11/25/30 6                                                                    132,803           8,652
Trust 2005-6, Cl. SE, 15.893%, 2/25/35 6                                                                    496,012          26,103
Trust 2005-19, Cl. SA, 14.36%, 3/25/35 6                                                                  1,964,881         103,754
Trust 2005-40, Cl. SA, 15.993%, 5/25/35 6                                                                   426,530          22,210
Trust 2005-71, Cl. SA, 24.563%, 8/25/25 6                                                                   443,384          26,095
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security:
Trust 352, Cl. 1, 4.58%, 7/1/34 7                                                                           817,358         603,951
Trust 1993-184, Cl. M, 6.327%, 9/25/23 7                                                                     74,031          61,559
                                                                                                                      --------------
                                                                                                                         32,478,784

------------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.3%

Government National Mortgage Assn.:
7%, 4/15/09-2/15/24                                                                                         125,003         131,035
7.50%, 3/15/09                                                                                               72,912          75,964
8%, 5/15/17                                                                                                  51,032          54,583
8.50%, 8/15/17-12/15/17                                                                                      31,681          34,339
------------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, 6.189%, 1/16/27 6                                                                   217,015          15,472
25 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF INVESTMENTS Continued

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

GNMA/GUARANTEED Continued

Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security: Continued
Series 2002-76, Cl. SY, 5.791%, 12/16/26 6                                                                $ 289,844   $      21,359
Series 2004-11, Cl. SM, 1.808%, 1/17/30 6                                                                   108,416           6,899
                                                                                                                      --------------
                                                                                                                            339,651

------------------------------------------------------------------------------------------------------------------------------------
NON-AGENCY--4.8%
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--4.3%

Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 2004-6, Cl. A3, 4.512%, 12/10/42                                                                     210,000         202,709
Series 2005-2, Cl. A4, 4.783%, 7/10/43 5                                                                    280,000         273,783
Series 2005-3, Cl. A2, 4.501%, 7/10/43                                                                      230,000         223,994
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Funding Corp., Collateralized Mtg. Obligations Pass-Through Certificates, Series
2004-2, Cl. 2A1, 6.50%, 7/20/32                                                                             210,695         211,352
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Mortgage Securities, Inc., Collateralized Mtg. Obligations Pass-Through Certificates:
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                                                                      173,437         176,309
Series 2004-E, Cl. 2A9, 3.712%, 6/25/34 5                                                                    35,628          35,612
Series 2005-E, Cl. 2A2, 4.99%, 6/25/35 5                                                                     57,502          57,339
------------------------------------------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mtg. Obligations, Series 2005-PWR7,
Cl. A2, 4.945%, 2/11/41                                                                                     100,000          98,390
------------------------------------------------------------------------------------------------------------------------------------
Citigroup/Deutsche Bank Commercial Mortgage Trust, Commercial Mtg. Obligations, Series 2005-CD1, Cl.
A4, 5.224%, 9/15/20 8                                                                                       260,000         260,163
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations, Series 2004-J9, Cl. 1A1,
4.218%, 10/25/34 5                                                                                           88,461          88,532
------------------------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates, Series 1997-CHL1, Cl. D,
7.64%, 4/29/39 5,9                                                                                          170,000         170,425
------------------------------------------------------------------------------------------------------------------------------------
First Union National Bank/Lehman Brothers/Bank of America Commercial Mtg. Trust, Pass-Through
Certificates, Series 1998-C2, Cl. A2, 6.56%, 11/18/35                                                       129,302         133,355
------------------------------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2005-CA, Cl. A3, 4.578%, 6/10/48                                                                      90,000          87,286
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                                                     140,000         138,803
------------------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates:
Series 1997-C1, Cl. A3, 6.869%, 7/15/29                                                                      80,548          82,651
Series 2004-C3, Cl. A4, 4.547%, 12/10/41                                                                    140,000         135,100
------------------------------------------------------------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp., Commercial Mtg. Pass-Through Certificates, Series
2005-GG3, Cl. A2, 4.305%, 8/10/42                                                                           190,000         184,699
------------------------------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through Certificates, Series 2004-C1, Cl. A1,
3.659%, 10/10/28                                                                                            147,611         142,828
------------------------------------------------------------------------------------------------------------------------------------
GSR Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2004-12, Cl. 3A1, 4.469%, 12/25/34 5           123             123
26 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL Continued

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates,
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                                                                 $  60,000   $      58,665
------------------------------------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2005-C5, Cl. A2,
4.885%, 9/15/40                                                                                             160,000         158,651
------------------------------------------------------------------------------------------------------------------------------------
Mastr Alternative Loan Trust, Pass-Through Collateralized Mtg. Obligations, Series 2004-6, Cl. 10A1,
6%, 7/25/34                                                                                                 301,441         304,127
------------------------------------------------------------------------------------------------------------------------------------
Mastr Asset Securitization Trust, Pass-Through Collateralized Mtg. Obligations, Series 2004-9, Cl.
A3, 4.70%, 8/25/34 5                                                                                        543,496         540,446
------------------------------------------------------------------------------------------------------------------------------------
Mastr Seasoned Securities Trust, Collateralized Mtg. Obligations, Series 2004-2, Cl. A1, 6.50%,
8/25/32                                                                                                     431,565         436,150
------------------------------------------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B,
6.59%, 3/15/30                                                                                              160,000         165,908
------------------------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through Certificates, Series PRU-HTG
2000-C1, Cl. A2, 7.306%, 10/6/15                                                                            192,000         210,287
------------------------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl.
A2, 5.75%, 1/25/33                                                                                          157,239         157,535
------------------------------------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust, Commercial Mtg. Obligations:
Series 2005-C17, Cl. A2, 4.782%, 3/15/42                                                                    300,000         296,213
Series 2005-C20, Cl. A5, 5.087%, 7/15/42 5                                                                  160,000         158,466
------------------------------------------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Securities Corp., Collateralized Mtg. Pass-Through Certificates, Series
2005-AR5, Cl. A1, 4.683%, 5/25/35 5                                                                         214,248         214,214
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities Trust, Collateralized Mtg. Obligations:
Series 2004-DD, Cl. 2 A1, 4.528%, 1/25/35 5                                                                 213,850         213,241
Series 2004-N, Cl. A10, 3.803%, 8/25/34 5                                                                    29,070          29,079
Series 2004-W, Cl. A2, 4.59%, 11/25/34 5                                                                     13,525          13,487
                                                                                                                      --------------
                                                                                                                          5,659,922

------------------------------------------------------------------------------------------------------------------------------------
OTHER--0.2%

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates,
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42                                                                   200,000         196,937
------------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.3%

Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations, Series 2005-J1, Cl. 3A1, 6.50%,
8/25/32                                                                                                     444,553         450,388
                                                                                                                      --------------
Total Mortgage-Backed Obligations (Cost $39,493,021)                                                                     39,125,682

------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--5.3%

Federal Home Loan Bank Unsec. Bonds, 3.50%, 11/15/07                                                        140,000         136,881
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
3.625%, 9/15/06                                                                                           1,065,000       1,056,991
4.125%, 7/12/10                                                                                             250,000         243,299
6.625%, 9/15/09                                                                                             240,000         255,860
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
4%, 2/28/07                                                                                                 320,000         317,596
27 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                                           PRINCIPAL          VALUE
                                                                                                              AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS Continued
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.: Continued
4.25%, 7/15/07                                                                                          $    550,000   $    546,745
6%, 5/15/11                                                                                                  600,000        634,034
7.25%, 5/15/30                                                                                               170,000        220,009
7.25%, 1/15/10 10                                                                                            750,000        821,131
------------------------------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
4.65%, 6/15/35                                                                                               280,000        260,033
5.375%, 11/13/08                                                                                             109,000        111,256
Series A, 6.79%, 5/23/12                                                                                     950,000      1,052,294
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.375%, 2/15/31                                                                                              269,000        293,462
STRIPS, 4.96%, 2/15/16 11                                                                                    171,000        105,600
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
3.625%, 6/30/07                                                                                               86,000         84,962
3.875%, 7/15/10-9/15/10                                                                                      397,000        386,969
4%, 9/30/07                                                                                                  110,000        109,252
4.25%, 10/15/10-8/15/15                                                                                      297,000        291,032
5%, 2/15/11                                                                                                   76,000         77,906
                                                                                                                      --------------
Total U.S. Government Obligations (Cost $7,138,702)                                                                       7,005,312

------------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.2%
------------------------------------------------------------------------------------------------------------------------------------
United Mexican States Nts., 7.50%, 1/14/12 (Cost $249,845)                                                   235,000        260,968

------------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--13.0%
------------------------------------------------------------------------------------------------------------------------------------
Aetna, Inc., 7.375% Sr. Unsec. Nts., 3/1/06                                                                  250,000        252,232
------------------------------------------------------------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31                                                               155,000        142,257
------------------------------------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., 8.875% Sr. Nts., Series B, 4/1/08                                          125,000        130,938
------------------------------------------------------------------------------------------------------------------------------------
Allstate Financial Global Funding LLC, 4.25% Nts., 9/10/08 9                                                  50,000         49,111
------------------------------------------------------------------------------------------------------------------------------------
AOL Time Warner, Inc., 7.70% Debs., 5/1/32                                                                   145,000        165,640
------------------------------------------------------------------------------------------------------------------------------------
Archer Daniels Midland Co., 5.375% Nts., 9/15/35                                                             135,000        126,985
------------------------------------------------------------------------------------------------------------------------------------
ASIF Global Financing XXIII, 3.90% Nts., 10/22/08 9                                                          160,000        155,318
------------------------------------------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 8.125% Sr. Unsec. Nts., 5/1/12                                                 180,000        207,271
------------------------------------------------------------------------------------------------------------------------------------
Bank of America Corp., 4.875% Sr. Unsec. Nts., 1/15/13                                                         3,000          2,950
------------------------------------------------------------------------------------------------------------------------------------
Bankers Trust Corp., 7.375% Unsec. Sub. Nts., 5/1/08                                                          20,000         21,123
------------------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc, 6.278% Perpetual Bond 12                                                                  220,000        208,558
------------------------------------------------------------------------------------------------------------------------------------
Beazer Homes USA, Inc., 6.875% Sr. Nts., 7/15/15 9                                                           130,000        119,925
------------------------------------------------------------------------------------------------------------------------------------
British Telecommunications plc, 8.875% Bonds, 12/15/30                                                       115,000        150,671
------------------------------------------------------------------------------------------------------------------------------------
Canadian National Railway Co., 4.25% Nts., 8/1/09                                                             32,000         31,271
------------------------------------------------------------------------------------------------------------------------------------
CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B, 9/1/10                                                   145,000        155,476
------------------------------------------------------------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                                                            240,000        255,854
28 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                           PRINCIPAL          VALUE
                                                                                                              AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
------------------------------------------------------------------------------------------------------------------------------------

CIGNA Corp.:
7% Sr. Unsec. Nts., 1/15/11                                                                                $  90,000   $     97,192
7.40% Unsec. Nts., 5/15/07                                                                                   180,000        186,359
------------------------------------------------------------------------------------------------------------------------------------
CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/2/12                                                        100,000        113,262
------------------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc., 6.625% Unsec. Sub. Nts., 6/15/32                                                            105,000        115,224
------------------------------------------------------------------------------------------------------------------------------------
ConAgra Foods, Inc., 6% Nts., 9/15/06                                                                        130,000        131,262
------------------------------------------------------------------------------------------------------------------------------------
Constellation Energy Group, Inc., 7% Unsec. Nts., 4/1/12                                                     205,000        222,171
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Financial Corp., 4.50% Nts., Series A, 6/15/10                                                   135,000        130,716
------------------------------------------------------------------------------------------------------------------------------------
Cox Communications, Inc., 4.625% Unsec. Nts., 1/15/10                                                        270,000        260,785
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston, Inc., (USA), 5.50% Nts., 8/15/13                                                 250,000        253,808
------------------------------------------------------------------------------------------------------------------------------------
CSX Corp., 6.25% Unsec. Nts., 10/15/08                                                                       120,000        124,062
------------------------------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc., 6.125% Nts., 1/15/14                                                                      115,000        113,289
------------------------------------------------------------------------------------------------------------------------------------
DaimlerChrysler NA Holdings Corp.:
7.20% Unsec. Nts., 9/1/09                                                                                    135,000        142,596
8% Nts., 6/15/10                                                                                              96,000        104,945
------------------------------------------------------------------------------------------------------------------------------------
Dana Corp., 6.50% Unsec. Nts., 3/1/09                                                                        175,000        149,188
------------------------------------------------------------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                                                             170,000        191,111
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Telekom International Finance BV, 8.50% Unsub. Nts., 6/15/10                                        160,000        178,723
------------------------------------------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 8.125% Sr. Unsub. Nts., 6/15/10                                                    190,000        211,940
------------------------------------------------------------------------------------------------------------------------------------
DTE Energy Co., 6.45% Sr. Unsub. Nts., 6/1/06                                                                120,000        121,136
------------------------------------------------------------------------------------------------------------------------------------
EOP Operating LP, 8.10% Unsec. Nts., 8/1/10                                                                  205,000        227,642
------------------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc., 6.625% Sr. Unsec. Nts., 9/1/08                                            170,000        176,710
------------------------------------------------------------------------------------------------------------------------------------
FedEx Corp., 2.65% Unsec. Nts., 4/1/07                                                                       275,000        266,714
------------------------------------------------------------------------------------------------------------------------------------
FirstEnergy Corp.:
5.50% Sr. Unsub. Nts., Series A, 11/15/06                                                                    105,000        105,635
7.375% Sr. Unsub. Nts., Series C, 11/15/31                                                                   130,000        148,497
------------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co.:
5.80% Sr. Unsec. Nts., 1/12/09                                                                               225,000        206,212
6.25% Unsec. Nts., 12/8/05                                                                                   110,000        109,983
7.375% Nts., 10/28/09                                                                                         55,000         52,524
------------------------------------------------------------------------------------------------------------------------------------
France Telecom SA:
7.75% Sr. Unsec. Nts., 3/1/11 5                                                                              125,000        139,384
8.50% Sr. Unsec. Nts., 3/1/31 5                                                                               40,000         52,423
------------------------------------------------------------------------------------------------------------------------------------
Franklin Resources, Inc., 3.70% Nts., 4/15/08                                                                 80,000         77,832
------------------------------------------------------------------------------------------------------------------------------------
Gap, Inc. (The):
6.90% Nts., 9/15/07                                                                                          135,000        138,405
9.55% Unsub. Nts., 12/15/08 5                                                                                 29,000         32,378
------------------------------------------------------------------------------------------------------------------------------------
General Mills, Inc., 3.875% Nts., 11/30/07                                                                   195,000        191,059
------------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
6.125% Unsec. Unsub. Nts., 2/1/07                                                                            360,000        356,566
8% Bonds, 11/1/31                                                                                            190,000        196,690
29 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF INVESTMENTS Continued

                                                                                                           PRINCIPAL          VALUE
                                                                                                              AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group, Inc. (The), 5.70% Sr. Unsec. Nts., 9/1/12                                             $ 245,000   $    250,601
------------------------------------------------------------------------------------------------------------------------------------
Harrah's Operating Co., Inc., 5.625% Bonds, 6/1/15 9                                                         135,000        129,778
------------------------------------------------------------------------------------------------------------------------------------
HCA, Inc., 7.125% Sr. Unsec. Nts., 6/1/06                                                                    125,000        126,981
------------------------------------------------------------------------------------------------------------------------------------
Hertz Corp. (The), 6.35% Nts., 6/15/10                                                                        59,000         58,985
------------------------------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 8.25% Sr. Unsec. Nts., 2/15/11                                                          114,000        123,647
------------------------------------------------------------------------------------------------------------------------------------
HSBC Finance Corp., 4.75% Sr. Unsec. Nts., 7/15/13                                                           265,000        255,004
------------------------------------------------------------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375% Sr. Sec. Nts., 11/14/08 5                                                   110,000        114,950
------------------------------------------------------------------------------------------------------------------------------------
iStar Financial, Inc.:
4.875% Sr. Unsec. Nts., Series B, 1/15/09                                                                    100,000         98,336
5.125% Sr. Unsec. Nts., Series B, 4/1/11                                                                      85,000         82,451
------------------------------------------------------------------------------------------------------------------------------------
J.C. Penney Co., Inc. (Holding Co.), 7.40% Nts., 4/1/37                                                      235,000        248,500
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Capital XV, 5.875% Nts., 3/15/35                                                                    180,000        171,188
------------------------------------------------------------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc., 6.50% Sr. Nts., 1/15/14                                                      130,000        121,805
------------------------------------------------------------------------------------------------------------------------------------
KB Home, 5.75% Sr. Unsec. Unsub. Nts., 2/1/14                                                                165,000        153,448
------------------------------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc., 6.50% Sr. Unsec. Nts., 9/1/12                                                           145,000        153,654
------------------------------------------------------------------------------------------------------------------------------------
Kraft Foods, Inc., 5.25% Nts., 6/1/07                                                                        300,000        301,932
------------------------------------------------------------------------------------------------------------------------------------
Kroger Co. (The), 6.80% Sr. Unsec. Nts., 4/1/11                                                              190,000        198,779
------------------------------------------------------------------------------------------------------------------------------------
Lear Corp., 8.11% Sr. Unsec. Nts., Series B, 5/15/09                                                         210,000        197,547
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers, Inc., 6.625% Sr. Sub. Nts., 2/15/08                                                          25,000         25,941
------------------------------------------------------------------------------------------------------------------------------------
Lennar Corp., 5.95% Sr. Unsec. Nts., 3/1/13                                                                  130,000        130,569
------------------------------------------------------------------------------------------------------------------------------------
Liberty Media Corp., 5.70% Sr. Unsec. Nts., 5/15/13                                                          140,000        126,995
------------------------------------------------------------------------------------------------------------------------------------
Liberty Property Trust, 5.65% Sr. Nts., 8/15/14                                                              130,000        130,663
------------------------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc., 5.875% Sr. Unsec. Bonds, 8/1/33                                                 170,000        152,704
------------------------------------------------------------------------------------------------------------------------------------
May Department Stores Co., 7.90% Unsec. Debs., 10/15/07                                                       90,000         94,212
------------------------------------------------------------------------------------------------------------------------------------
MBNA Corp., 7.50% Sr. Nts., Series F, 3/15/12                                                                200,000        224,574
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 5% Sr. Unsub. Nts., Series C, 2/3/14                                              265,000        259,981
------------------------------------------------------------------------------------------------------------------------------------
MetLife, Inc., 5.70% Sr. Unsec. Nts., 6/15/35                                                                135,000        130,799
------------------------------------------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 5.875% Sr. Unsec. Nts., 10/1/12                                             220,000        225,770
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley, 6.60% Nts., 4/1/12                                                                           125,000        134,206
------------------------------------------------------------------------------------------------------------------------------------
National City Bank, 6.20% Sub. Nts., 12/15/11                                                                 17,000         18,040
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Financial Services, Inc.:
5.90% Nts., 7/1/12                                                                                            95,000         98,255
6.25% Sr. Unsec. Nts., 11/15/11                                                                               30,000         31,796
------------------------------------------------------------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10                                                     190,000        211,434
------------------------------------------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.125% Sr. Nts., 2/15/11                                                             160,000        174,898
------------------------------------------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 5.75% Unsec. Unsub. Nts.,
Series 12, 12/15/15 9                                                                                        215,000        209,034
------------------------------------------------------------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman SPV, 4.623% Sr. Nts., Cl. A1, 6/15/10 9                                         395,000        391,488
------------------------------------------------------------------------------------------------------------------------------------
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13 9                                       66,281         61,999
30 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                           PRINCIPAL          VALUE
                                                                                                              AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
------------------------------------------------------------------------------------------------------------------------------------

Portland General Electric Co., 8.125% First Mortgage Nts., 2/1/10 9                                        $  95,000   $    104,975
------------------------------------------------------------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23 9                                                  295,000        370,493
------------------------------------------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25 9                                                    260,000        330,229
------------------------------------------------------------------------------------------------------------------------------------
PSE&G Energy Holdings LLC, 7.75% Unsec. Nts., 4/16/07                                                        115,000        117,300
------------------------------------------------------------------------------------------------------------------------------------
PSE&G Power LLC, 6.875% Sr. Unsec. Nts., 4/15/06                                                             130,000        131,230
------------------------------------------------------------------------------------------------------------------------------------
Safeway, Inc., 7.50% Sr. Unsec. Nts., 9/15/09                                                                175,000        186,620
------------------------------------------------------------------------------------------------------------------------------------
Sempra Energy, 7.95% Sr. Unsec. Unsub. Nts., 3/1/10                                                          127,000        139,628
------------------------------------------------------------------------------------------------------------------------------------
Simon Property Group LP:
5.45% Unsec. Nts., 3/15/13                                                                                   115,000        114,542
5.625% Unsec. Unsub. Nts., 8/15/14                                                                            85,000         85,429
------------------------------------------------------------------------------------------------------------------------------------
Sprint Capital Corp., 8.75% Nts., 3/15/32                                                                    160,000        207,569
------------------------------------------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc., 7.375% Nts., 5/1/07                                               190,000        195,463
------------------------------------------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.:
4% Nts., 10/15/08                                                                                            135,000        131,662
7.75% Unsec. Sub. Nts., 5/1/10                                                                                11,000         12,200
------------------------------------------------------------------------------------------------------------------------------------
TCI Communications, Inc., 9.80% Sr. Unsec. Debs., 2/1/12                                                     245,000        296,900
------------------------------------------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 10.15% Sr. Nts., 5/1/12                                                     65,000         80,263
------------------------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 3.75% Sr. Unsec. Nts., 3/15/08                                            195,000        189,272
------------------------------------------------------------------------------------------------------------------------------------
Tyco International Group SA, 6.375% Sr. Unsec. Unsub. Nts., 2/15/06                                          165,000        165,841
------------------------------------------------------------------------------------------------------------------------------------
Univision Communications, Inc., 3.50% Sr. Unsec. Nts., 10/15/07                                              210,000        203,386
------------------------------------------------------------------------------------------------------------------------------------
Verizon Global Funding Corp., 5.85% Nts., 9/15/35                                                            135,000        126,685
------------------------------------------------------------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts., 6/15/07                                                    260,000        262,376
------------------------------------------------------------------------------------------------------------------------------------
Waste Management, Inc., 6.875% Sr. Unsec. Nts., 5/15/09                                                      150,000        158,382
------------------------------------------------------------------------------------------------------------------------------------
Yum! Brands, Inc., 8.50% Sr. Unsec. Nts., 4/15/06                                                            260,000        264,346
                                                                                                                       -------------
Total Non-Convertible Corporate Bonds and Notes (Cost $17,206,382)                                                       16,997,738

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--1.9%
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank,
3.65%, 11/1/05 (Cost $2,500,000)                                                                           2,500,000      2,500,000

------------------------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--5.5%
------------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 1.11% in joint repurchase agreement (Principal Amount/
Value $647,082,000, with a maturity value of $647,153,179) with UBS Warburg
LLC, 3.96%, dated 10/31/05, to be repurchased at $7,186,790 on 11/1/05, collateralized by Federal National Mortgage Assn., 5%, 10/1/35, with a
value of $661,717,556 (Cost $7,186,000)                                                                    7,186,000      7,186,000

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $140,987,832)                                                                114.3%   149,257,659
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                          (14.3)   (18,719,474)
                                                                                                           -------------------------
NET ASSETS                                                                                                     100.0%  $130,538,185
                                                                                                           =========================
31 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF INVESTMENTS Continued

FOOTNOTES TO STATEMENT OF INVESTMENTS

1.     Non-income producing security.

2.     A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                              CONTRACTS   EXPIRATION   EXERCISE    PREMIUM        VALUE
                        SUBJECT TO CALL         DATE      PRICE   RECEIVED   SEE NOTE 1
---------------------------------------------------------------------------------------

Schering-Plough Corp.               127      1/23/06    $ 22.50   $ 15,589    $   6,350

3.     Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of October 31, 2005 was $679,137, which represents 0.52% of the Fund’s net assets, none of which is considered restricted. See Note 9 of Notes to Financial Statements.

4.     Received as the result of issuer reorganization.

5.     Represents the current interest rate for a variable or increasing rate security.

6.     Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,602,671 or 1.23% of the Fund’s net assets as of October 31, 2005.

7.     Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $696,520 or 0.53% of the Fund’s net assets as of October 31, 2005.

8.     When-issued security or forward commitment to be delivered and settled after October 31, 2005. See Note 1 of Notes to Financial Statements.

9.     Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $2,092,775 or 1.60% of the Fund’s net assets as of October 31, 2005.

10.     All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts. The aggregate market value of such securities is $240,865. See Note 6 of Notes to Financial Statements.

11.     Zero coupon bond reflects effective yield on the date of purchase.

12.     This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 32 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF ASSETS AND LIABILITIES October 31, 2005

ASSETS

Investments, at value (cost $140,987,832) — see accompanying statement of investments $ 149,257,659 — — — — — — — — — — — — — — — — — — — — Cash 628,687 — — — — — — — — — — — — — — — — — — — — Receivables and other assets: Investments sold on a when-issued or forward commitment 6,049,128 Interest, dividends and principal paydowns 547,604 Shares of capital stock sold 54,309 Other 6,612

_________________

Total assets 156,543,999

LIABILITIES

Options written, at value (premiums received $15,589) — see accompanying statement of investments 6,350 — — — — — — — — — — — — — — — — — — — — Unrealized depreciation on swap contracts 9,892 — — — — — — — — — — — — — — — — — — — — Payables and other liabilities:

Investments purchased (including $25,509,481 purchased on a when-issued basis or forward commitment) 25,652,782 Shares of capital stock redeemed 210,818 Directors’ compensation 29,013 Distribution and service plan fees 27,515 Shareholder communications 21,921 Transfer and shareholder servicing agent fees 20,368 Futures margins 6,584 Other 20,571 — — — — Total liabilities 26,005,814

NET ASSETS $ 130,538,185

_________________

COMPOSITION OF NET ASSETS

Par value of shares of capital stock $ 8,918

Additional paid-in capital 126,960,535

Accumulated net investment income 442,397

Accumulated net realized loss on investments and foreign currency transactions (5,350,236) — — — — — — — — — — — — — — — — — — — — Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies 8,476,571 — — — — NET ASSETS $ 130,538,185 ============== 33 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF ASSETS AND LIABILITIES Continued

NET ASSET VALUE PER SHARE

Class A Shares:

Net asset value and redemption price per share (based on net assets of $107,800,101 and 7,367,454 shares of capital stock outstanding) $ 14.63 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price) $ 15.52 — — — — — — — — — — — — — — — — — — — — Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,692,022 and 855,162 shares of capital stock outstanding) $ 14.84 — — — — — — — — — — — — — — — — — — — — Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,305,105 and 575,603 shares of capital stock outstanding) $ 14.43 — — — — — — — — — — — — — — — — — — — — Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,740,957 and 119,453 shares of capital stock outstanding) $ 14.57

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 34 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENT OF OPERATIONS For the Year Ended October 31, 2005

INVESTMENT INCOME

Interest $ 2,453,870

Dividends (net of foreign withholding taxes of $4,137) 1,094,359

Other income 5,926

_________________

Total investment income 3,554,155

EXPENSES

Management fees 817,529

Distribution and service plan fees: Class A 265,963 Class B 135,165 Class C 74,900 Class N 8,220

Transfer and shareholder servicing agent fees: Class A 168,207 Class B 33,651 Class C 20,457 Class N 5,650

Shareholder communications: Class A 34,861 Class B 9,977 Class C 4,947 Class N 716

Accounting service fees 15,000

Directors' compensation 3,037

Custodian fees and expenses 2,641

Other 29,638

_________________

Total expenses 1,630,559 Less reduction to custodian expenses (1,762) Less waivers and reimbursements of expenses (42)

_________________

Net expenses 1,628,755

NET INVESTMENT INCOME 1,925,400

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on: Investments 6,051,754 Closing of futures contracts 554,923 Foreign currency transactions 117 Swap contracts (23,678)

_________________

Net realized gain 6,583,116

Net change in unrealized appreciation (depreciation) on: Investments 837,485 Translation of assets and liabilities denominated in foreign currencies (41,643) Futures contracts (23,659) Option contracts (9,239) Swap contracts (17,997)

_________________

Net change in unrealized appreciation 744,947

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $ 9,253,463

_________________

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 35 | OPPENHEIMER DISCIPLINED ALLOCATION FUND STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCTOBER 31,                                                                     2005              2004
------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  1,925,400     $     920,493
------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                     6,583,116        12,129,756
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                   744,947        (4,860,509)
                                                                                   -------------------------------
Net increase in net assets resulting from operations                                  9,253,463         8,189,740

------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                              (1,991,668)         (888,024)
Class B                                                                                (127,951)           (1,401)
Class C                                                                                 (73,018)           (3,750)
Class N                                                                                 (22,788)           (4,892)

------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                                              (1,298,550)       (2,841,650)
Class B                                                                              (1,695,759)       (1,999,035)
Class C                                                                               1,529,758         1,447,054
Class N                                                                                 167,777         1,061,292

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Total increase                                                                        5,741,264         4,959,334
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 124,796,921       119,837,587
                                                                                   -------------------------------
End of period (including accumulated net investment
income of $442,397 and $388,283, respectively)                                     $130,538,185     $ 124,796,921
                                                                                   ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 36 | OPPENHEIMER DISCIPLINED ALLOCATION FUND FINANCIAL HIGHLIGHTS

CLASS A   YEAR ENDED OCTOBER 31,                           2005          2004            2003            2002            2001
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    13.85     $   13.04       $   11.56       $   12.54       $   14.23
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .24 1         .12 1           .14             .22             .26
Net realized and unrealized gain (loss)                     .81           .81            1.48            (.94)          (1.69)
                                                     ----------------------------------------------------------------------------
Total from investment operations                           1.05           .93            1.62            (.72)          (1.43)
---------------------------------------------------------------------------------------------------------------------------------

Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.27)         (.12)           (.14)           (.26)           (.26)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    14.63     $   13.85       $   13.04       $   11.56       $   12.54
                                                     ============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         7.59%         7.12%          14.17%          (5.86)%        (10.12)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $  107,800     $ 103,268       $ 100,032       $  92,806       $ 112,864
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $  108,141     $ 103,979       $  94,811       $ 104,415       $ 128,477
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      1.62%         0.88%           1.18%           1.73%           1.88%
Total expenses                                             1.10% 4       1.13% 4,5       1.26% 4,5       1.21% 4,5       1.19% 4
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      68% 6         79% 6          275%            193%            164%

1.     Per share amounts calculated based on the average shares outstanding during the period.

2.     Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3.     Annualized for periods of less than one full year.

4.     Reduction to custodian expenses less than 0.01%.

5.     Voluntary waiver of transfer agent fees less than 0.01%.

6.     The portfolio turnover rate excludes purchases and sales of To Be Announced (TBA) mortgage-related securities as follows: PURCHASE TRANSACTIONS SALE TRANSACTIONS

Year Ended October 31, 2005 $ 288,196,124 $ 291,611,924 Year Ended October 31, 2004 316,759,702 306,486,129

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 37 | OPPENHEIMER DISCIPLINED ALLOCATION FUND FINANCIAL HIGHLIGHTS Continued

CLASS B   YEAR ENDED OCTOBER 31,                      2005          2004           2003       2002       2001
----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  14.04      $  13.23       $  11.73   $  12.72   $  14.43
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .11 1          -- 1          .04        .11        .15
Net realized and unrealized gain (loss)                .83           .81           1.50       (.94)     (1.70)
                                                  --------------------------------------------------------------
Total from investment operations                       .94           .81           1.54       (.83)     (1.55)
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.14)           -- 2         (.04)      (.16)      (.16)
----------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $  14.84      $  14.04       $  13.23   $  11.73   $  12.72
                                                  ==============================================================

----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                    6.68%         6.13%         13.21%     (6.61)%   (10.79)%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 12,692      $ 13,619       $ 14,747   $ 12,204   $ 14,770
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 13,568      $ 14,875       $ 12,776   $ 13,639   $ 16,569
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                          0.74%        (0.01)%         0.31%      0.94%      1.14%
Total expenses                                        1.98%         2.02%          2.15%      2.00%      1.94%
Expenses after payments and waivers and
  reduction to custodian expenses                     1.98%         2.02%          2.11%      2.00%      1.94%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 68% 5         79% 5         275%       193%       164%

1.     Per share amounts calculated based on the average shares outstanding during the period.

2.     Less than $0.005 per share.

3.     Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4.     Annualized for periods of less than one full year.

5.     The portfolio turnover rate excludes purchases and sales of To Be Announced (TBA) mortgage-related securities as follows: PURCHASE TRANSACTIONS SALE TRANSACTIONS

Year Ended October 31, 2005 $288,196,124 $291,611,924 Year Ended October 31, 2004 316,759,702 306,486,129

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 38 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

CLASS C   YEAR ENDED OCTOBER 31,                      2005           2004           2003       2002       2001
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  13.66       $  12.88       $  11.43    $ 12.41   $  14.08
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .10 1           -- 1          .07        .13        .13
Net realized and unrealized gain (loss)                .82            .79           1.43       (.94)     (1.64)
                                                  ---------------------------------------------------------------
Total from investment operations                       .92            .79           1.50       (.81)     (1.51)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.15)          (.01)          (.05)      (.17)      (.16)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  14.43       $  13.66       $  12.88   $  11.43   $  12.41
                                                  ===============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    6.71%          6.13%         13.18%     (6.64)%   (10.76)%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  8,305       $  6,422       $  4,666   $  2,984   $  2,893
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  7,524       $  5,726       $  3,806   $  2,961   $  3,280
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                 0.71%          0.00%          0.29%      0.93%      1.14%
Total expenses                                        2.00%          2.02%          2.17%      2.00%      1.94%
Expenses after payments and waivers and
reduction to custodian expenses                       2.00%          2.02%          2.12%      2.00%      1.94%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 68% 4          79% 4         275%       193%       164%

1.     Per share amounts calculated based on the average shares outstanding during the period.

2.     Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3.     Annualized for periods of less than one full year.

4.     The portfolio turnover rate excludes purchases and sales of To Be Announced (TBA) mortgage-related securities as follows: PURCHASE TRANSACTIONS SALE TRANSACTIONS

Year Ended October 31, 2005 $288,196,124 $291,611,924 Year Ended October 31, 2004 316,759,702 306,486,129

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 39 | OPPENHEIMER DISCIPLINED ALLOCATION FUND FINANCIAL HIGHLIGHTS Continued

CLASS N   YEAR ENDED OCTOBER 31,                      2005          2004           2003       2002     2001 1
----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  13.80      $  13.00       $  11.52   $  12.52   $  13.74
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .17 2         .06 2          .12        .16        .12
Net realized and unrealized gain (loss)                .81           .81           1.46       (.91)     (1.20)
                                                  --------------------------------------------------------------
Total from investment operations                       .98           .87           1.58       (.75)     (1.08)
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.21)         (.07)          (.10)      (.25)      (.14)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  14.57      $  13.80       $  13.00   $  11.52   $  12.52
                                                  ==============================================================

----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                    7.09%         6.68%         13.81%     (6.17)%    (7.90)%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  1,741      $  1,488       $    392   $    241   $      2
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  1,647      $  1,030       $    342   $    160   $      1
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                 1.17%         0.46%          0.79%      1.28%      1.04%
Total expenses                                        1.54%         1.61%          2.04%      1.60%      1.68%
Expenses after payments and waivers
and reduction to custodian expenses                   1.54%         1.55%          1.58%      1.60%      1.68%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 68% 5         79% 5         275%       193%       164%

1.     For the period from March 1, 2001 (inception of offering) to October 31, 2001.

2.     Per share amounts calculated based on the average shares outstanding during the period.

3.     Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4.     Annualized for periods of less than one full year.

5.     The portfolio turnover rate excludes purchases and sales of To Be Announced (TBA) mortgage-related securities as follows: PURCHASE TRANSACTIONS SALE TRANSACTIONS

Year Ended October 31, 2005 $288,196,124 $291,611,924 Year Ended October 31, 2004 316,759,702 306,486,129

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 40 | OPPENHEIMER DISCIPLINED ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS

1.     SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Disciplined Allocation Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

        The following is a summary of significant accounting policies consistently followed by the Fund.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the “bid” and “asked” prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by 41 | OPPENHEIMER DISCIPLINED ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS Continued

1.     SIGNIFICANT ACCOUNTING POLICIES Continued

such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of October 31, 2005, the Fund had purchased $25,509,481 of securities issued on a when-issued basis or forward commitment and sold $6,049,128 of securities issued on a when-issued basis or forward commitment.

        In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

        Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools. 42 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FOREIGN CURRENCY TRANSLATION. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

        The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.       43 | OPPENHEIMER DISCIPLINED ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS Continued

1.     SIGNIFICANT ACCOUNTING POLICIES Continued

NET UNREALIZED

APPRECIATION

BASED ON COST OFSECURITIES
AND OTHER UNDISTRIBUTED NET UNDISTRIBUTED ACCUMULATED LOSS INVESTMENTS FOR FEDERAL INVESTMENT INCOME LONG-TERM GAIN CARRYFORWARD 1,2,3 INCOME TAX PURPOSES

$460,079 $-- $5,050,942 $8,188,248

1.     As of October 31, 2005, the Fund had $5,050,942 of net capital loss carryforwards available to offset furure realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 31, 2005, details of the capital loss carryforward were as follows:       EXPIRING _________________

2010 $ 5,050,942

2.     During the fiscal year ended October 31, 2005, the Fund utilized $6,206,177 of capital loss carryforward to offset capital gains realized in that fiscal year.

3.     During the fiscal year ended October 31, 2004, the Fund utilized $11,697,830 of capital loss carryforward to offset capital gains realized in that fiscal year.

        Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2005. Net assets of the Fund were unaffected by the reclassifications.       INCREASE TO INCREASE TO ACCUMULATED NET ACCUMULATED NET REALIZED LOSS ON INVESTMENT INCOME INVESTMENTS

      $344,139 $344,139

        The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 was as follows: YEAR ENDED YEAR ENDED OCTOBER 31, 2005 OCTOBER 31, 2004

Distributions paid from: Ordinary income $2,215,425 $898,067

        The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss. 44 | OPPENHEIMER DISCIPLINED ALLOCATION FUND Federal tax cost of securities $ 141,079,972 Federal tax cost of other investments (24,645,155)

_________________

Total federal tax cost $ 116,434,817

_________________

Gross unrealized appreciation $ 12,535,928 Gross unrealized depreciation (4,347,680)

_________________

Net unrealized appreciation $ 8,188,248

_________________

DIRECTORS’ COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund’s independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2005, the Fund’s projected benefit obligations were decreased by $622 and payments of $1,434 were made to retired directors, resulting in an accumulated liability of $22,853 as of October 31, 2005.

        The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian 45 | OPPENHEIMER DISCIPLINED ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS Continued

1.     SIGNIFICANT ACCOUNTING POLICIES Continued

Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

OTHER.     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.     SHARES OF CAPITAL STOCK

The Fund has authorized 550 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                           YEAR ENDED OCTOBER 31, 2005   YEAR ENDED OCTOBER 31, 2004
                                SHARES          AMOUNT        SHARES          AMOUNT
-------------------------------------------------------------------------------------

CLASS A
Sold                           818,855   $ 11,945,822      1,031,614   $  14,122,521
Dividends and/or
distributions reinvested       131,047      1,915,494         62,731         854,672
Redeemed                    (1,040,110)   (15,159,866)    (1,307,401)    (17,818,843)
                            ---------------------------------------------------------
Net decrease                   (90,208)  $ (1,298,550)      (213,056)  $  (2,841,650)
                            =========================================================

-------------------------------------------------------------------------------------
CLASS B
Sold                           215,428   $  3,183,426        290,346   $   4,026,294
Dividends and/or
distributions reinvested         8,063        119,409             96           1,314
Redeemed                      (338,238)    (4,998,594)      (435,276)     (6,026,643)
                            ---------------------------------------------------------
Net decrease                  (114,747)  $ (1,695,759)      (144,834)  $  (1,999,035)
                            =========================================================

-------------------------------------------------------------------------------------
CLASS C
Sold                           210,886   $  3,045,208        221,557   $   2,977,259
Dividends and/or
distributions reinvested         4,885         70,489            267           3,610
Redeemed                      (110,147)    (1,585,939)      (114,094)     (1,533,815)
                            ---------------------------------------------------------
Net increase                   105,624   $  1,529,758        107,730   $   1,447,054
                            =========================================================

-------------------------------------------------------------------------------------
CLASS N
Sold                            33,998   $    492,558         85,506   $   1,165,275
Dividends and/or
distributions reinvested         1,563         22,772            357           4,887
Redeemed                       (23,994)      (347,553)        (8,146)       (108,870)
                            ---------------------------------------------------------
Net increase                    11,567   $    167,777         77,717   $   1,061,292
                            =========================================================
46 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

3.     PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2005, were as follows: PURCHASES SALES

Investment securities $ 76,718,731 $ 73,809,454 U.S. government and government agency obligations 8,537,881 8,925,638 To Be Announced (TBA) mortgage-related securities 288,196,124 291,611,924

4.     FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million, and 0.45% of average annual net assets in excess of $400 million.

ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2005, the Fund paid $231,434 to OFS for services to the Fund.

DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the 47 | OPPENHEIMER DISCIPLINED ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS Continued

4.     FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the plan at October 31, 2005 for Class B, Class C and Class N shares were $434,366, $160,268 and $14,030, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

SALES CHARGES. Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                         CLASS A          CLASS B         CLASS C         CLASS N
                         CLASS A      CONTINGENT       CONTINGENT      CONTINGENT      CONTINGENT
                       FRONT-END        DEFERRED         DEFERRED        DEFERRED        DEFERRED
                   SALES CHARGES   SALES CHARGES    SALES CHARGES   SALES CHARGES   SALES CHARGES
                     RETAINED BY     RETAINED BY      RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED           DISTRIBUTOR     DISTRIBUTOR      DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
-------------------------------------------------------------------------------------------------

October 31, 2005         $71,166            $261          $27,678          $2,259          $1,242

WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended October 31, 2005, OFS waived $42 for Class N shares. This undertaking may be amended or withdrawn at any time.

5.     FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

        The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

        As of October 31, 2005, the Fund had no outstanding foreign currency contracts. 48 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

6.     FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

        The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

        Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

        Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

        Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

        As of October 31, 2005, the Fund had outstanding futures contracts as follows:

                                                                            UNREALIZED
                               EXPIRATION  NUMBER OF   VALUATION AS OF    APPRECIATION
CONTRACT DESCRIPTION                DATES  CONTRACTS  OCTOBER 31, 2005  (DEPRECIATION)
--------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
U.S. Long Bonds                  12/20/05         36     $   4,030,875      $(146,538)
                                                                            ----------
CONTRACTS TO SELL
Euro-Bundesobligation, 10 yr.     12/8/05          7         1,010,223            (19)
U.S. Treasury Nts., 2 yr.        12/30/05         71        14,569,422        131,360
U.S. Treasury Nts., 5 yr.        12/20/05         63         6,671,109        100,523
U.S. Treasury Nts., 10 yr.       12/20/05         59         6,398,734        121,810
                                                                            ----------
                                                                              353,674
                                                                            ----------
                                                                            $ 207,136
                                                                            ==========
49 | OPPENHEIMER DISCIPLINED ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS Continued

7.     OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

        The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

        Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

        Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

        The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

        Written option activity for the year ended October 31, 2005 was as follows:       CALL OPTIONS _________________

NUMBER OF AMOUNT OF CONTRACTS PREMIUMS

Options outstanding as of October 31, 2004 -- $ -- Options written 127 15,589 _________________ Options outstanding as of October 31, 2005 127 $15,589 _________________

8.     TOTAL RETURN SWAP CONTRACTS

The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termi- 50 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

nation or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

        As of October 31, 2005, the Fund had entered into the following total return swap agreements:

                                  PAID BY                         RECEIVED BY
        SWAP     NOTIONAL     THE FUND AT      RATE AS OF         THE FUND AT       RATE AS OF    TERMINATION     UNREALIZED
COUNTERPARTY       AMOUNT   OCT. 31, 2005   OCT. 31, 2005       OCT. 31, 2005    OCT. 31, 2005           DATE   DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------

                                One-Month                     Change of Total
                              LIBOR Minus                           Return of
                                    0.25%                              Lehman
                            (+ or -) Rate                            Brothers
      UBS AG   $1,000,000        Received          4.3946%         CMBS Index          (0.7846)%*     12/1/05         $9,892

* Represents an additional amount paid by the Fund at October 31, 2005.

Index abbreviations are as follows: CMBS Commercial Mortgage Backed Securities LIBOR London-Interbank Offered Rate

9.     ILLIQUID OR RESTRICTED SECURITIES

As of October 31, 2005, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. Securities that are illiquid or restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities is as follows: ACQUISITION VALUATION AS OF UNREALIZED SECURITY DATE COST OCTOBER 31, 2005 DEPRECIATION

Geotek Communications, Inc., Series B, Escrow Shares 1/4/01 $400 $ -- $400

10.     LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as “Nominal Defendants”) including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other 51 | OPPENHEIMER DISCIPLINED ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS Continued

10.     LITIGATION Continued

costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds’ investment advisory agreements, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses.

        The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. 52 | OPPENHEIMER DISCIPLINED ALLOCATION FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER SERIES FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Disciplined Allocation Fund (one of the portfolios constituting the Oppenheimer Series Fund, Inc.), including the statement of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Allocation Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles. KPMG LLP Denver, ColoradoDecember
20, 2005 53 | OPPENHEIMER DISCIPLINED ALLOCATION FUND FEDERAL INCOME TAX INFORMATION Unaudited

In early 2006, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

        Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2005 which are not designated as capital gain distributions should be multiplied by 44.61% to arrive at the amount eligible for the corporate dividend-received deduction.

        A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2005 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $1,098,303 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2006, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

        The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance. 54 | OPPENHEIMER DISCIPLINED ALLOCATION FUND REPORT OF SHAREHOLDER MEETING Unaudited

On August 17, 2005, a shareholder meeting of the Oppenheimer Series Fund, Inc. (Oppenheimer Disciplined Allocation Fund) was held at which the eleven Trustees identified below were elected to both Funds (Proposal No. 1) as described in the Funds’ proxy statement for that meeting. The following is a report of the votes cast:

PROPOSAL NO. 1 NOMINEE FOR WITHHELD TOTAL

TRUSTEES Matthew P. Fink 33,382,247.805 378,488.787 33,760,736.592 Robert G. Galli 33,351,276.097 409,460.495 33,760,736.592 Phillip A. Griffiths 33,373,198.248 387,538.344 33,760,736.592 Mary F. Miller 33,359,875.828 400,860.764 33,760,736.592 Joel W. Motley 33,380,600.979 380,135.613 33,760,736.592 John V. Murphy 33,368,822.956 391,913.636 33,760,736.592 Kenneth A. Randall 33,328,691.369 432,045.223 33,760,736.592 Russell S. Reynolds, Jr. 33,343,144.967 417,591.625 33,760,736.592 Joseph M. Wikler 33,376,187.675 384,548.917 33,760,736.592 Peter I. Wold 33,368,807.905 391,928.687 33,760,736.592 Clayton K. Yeutter 33,343,755.040 416,981.552 33,760,736.592 55 | OPPENHEIMER DISCIPLINED ALLOCATION FUND PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

        The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. 56 | OPPENHEIMER DISCIPLINED ALLOCATION FUND DIRECTORS AND OFFICERS Unaudited

-----------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
THE FUND, LENGTH OF SERVICE,   PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN.
AGE

INDEPENDENT DIRECTORS          THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924.
                               EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR
                               REMOVAL.

CLAYTON K. YEUTTER,            Director of American Commercial Lines (barge company) (since January 2005); Attorney at Hogan &
Chairman of the Board of       Hartson (law firm) (since June 1993); Director of Danielson Holding Corp. (waste-to-energy company)
Directors (since 2003),        (since 2002); Director of Weyerhaeuser Corp. (1999-April 2004); Director of Caterpillar, Inc.
Director (since 1996)          (1993-December 2002); Director of ConAgra Foods (1993-2001); Director of Texas Instruments
Age: 74                        (1993-2001); Director of FMC Corporation (1993-2001). Oversees 38 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,               Trustee of the Committee for Economic Development (policy research foundation) (since 2005);
Director (since 2005)          Director of ICI Education Foundation (education foundation) (since October 1991); President of the
Age: 64                        Investment Company Institute (trade association) (1991-2004); Director of ICI Mutual Insurance
                               Company (insurance company) (1991-2004). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,               A trustee or director of other Oppenheimer funds. Oversees 48 portfolios in the OppenheimerFunds
Director (since 1996)          complex.
Age: 72

PHILLIP A. GRIFFITHS,          Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001); Trustee of
Director (since 1999)          Woodward Academy (since 1983); Senior Advisor of The Andrew W. Mellon Foundation (since 2001);
Age: 67                        Member of the National Academy of Sciences (since 1979); Member of the American Philosophical
                               Society (since 1996); Council on Foreign Relations (since 2002); Director of the Institute for
                               Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999). Oversees 38
                               portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice
Director (since 2004)          President and General Auditor of American Express Company (financial services company) (July
Age: 63                        1998-February 2003). Oversees 38 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                Director of Columbia Equity Financial Corp. (privately-held financial adviser) (since 2002);
Director (since 2002)          Managing Director of Carmona Motley, Inc. (privately-held financial adviser) (since January 2002);
Age: 53                        Managing Director of Carmona Motley Hoffman Inc. (privately-held financial adviser) (January
                               1998-December 2001). Oversees 38 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,            Director of Dominion Resources, Inc. (electric utility holding company) (since February 1972);
Director (since 1996)          Former Director of Prime Retail, Inc. (real estate investment trust), Dominion Energy Inc. (electric
Age: 78                        power and oil & gas producer), Lumbermens Mutual Casualty Company, American Motorists Insurance
                               Company and American Manufacturers Mutual Insurance Company; Former President and Chief Executive
                               Officer of The Conference Board, Inc. (international economic and business research). Oversees 38 portfolios in the OppenheimerFunds complex.
57 | OPPENHEIMER DISCIPLINED ALLOCATION FUND DIRECTORS AND OFFICERS Unaudited / Continued

RUSSELL S. REYNOLDS, JR.,      Chairman of The Directorship Search Group, Inc. (corporate governance consulting and executive
Director (since 1996)          recruiting) (since 1993); Life Trustee of International House (non-profit educational organization);
Age: 73                        Former Trustee of The Historical Society of the Town of Greenwich. Oversees 38 portfolios in the
                               OppenheimerFunds complex.

JOSEPH M. WIKLER,              Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996);
Director (since 2005)          Director of Lakes Environmental Association (since 1996); Member of the Investment Committee of the
Age: 64                        Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds
                               (1994-December 2001). Oversees 39 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                 President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since
Director (since 2005)          1994); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and
Age: 57                        production) (since 1996); Vice President of Wold Talc Company, Inc. (talc mining) (since 1999);
                               Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of
                               PacifiCorp. (electric utility) (1995-1999). Oversees 39 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,               General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1996); Director of Special
Director (since 2005)          Value Opportunities Fund, LLC (registered investment company) (since September 2004); Director of
Age: 62                        Zurich Financial Investment Advisory Board (affiliate of the Manager's parent company) (since
                               October 2004); Board of Governing Trustees of The Jackson Laboratory (non-profit) (since August
                               1990); Trustee of the Institute for Advanced Study (non-profit educational institute) (since May
                               1992); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment)
                               (January 1999-September 2004); Trustee of Research Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard College (August 1990-
                               September 2001) (economics research); Director of Ray & Berendtson, Inc. (May 2000-April 2002)
                               (executive search firm). Oversees 48 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR            THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                    NY 10281-1008. MR. MURPHY SERVES AS A DIRECTOR FOR AN INDEFINITE TERM AND AS AN OFFICER FOR AN
                               ANNUAL TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED
                               DIRECTOR DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and Director (since June 2001) and President (since September
President and Principal        2000) of the Manager; President and Director or Trustee of other Oppenheimer funds; President and
Executive Officer and          Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) and of
Director (since 2001)          Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July
Age: 56                        2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since November
                               2001); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services,
                               Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of
                               OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July
                               2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional
                               Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management
                               Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management
                               Corporation and OFI Private Investments, Inc. (since July
58 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

JOHN V. MURPHY,                2001); President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset
Continued                      Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's
                               parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company
                               Institute's Board of Governors (since October 3, 2003); Chief Operating Officer of the Manager
                               (September 2000-June 2001); President and Trustee of MML Series Investment Fund and MassMutual
                               Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life
                               Insurance Company (September 1999-August 2000); President, Chief Executive Officer and Director of
                               MML Bay State Life Insurance Company (September 1999-August 2000); Director of Emerald Isle Bancorp
                               and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998).
                               Oversees 77 portfolios as a Director or Trustee and 10 additional portfo- lios as officer in the
                               OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE FUND     THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. FERREIRA, LEAVY,
                               MANIUODAKIS AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NY 10281-1008, FOR
                               MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR
                               AN ANNUAL TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

EMMANUEL FERREIRA,             Vice President of the Manager since January 2003. Formerly, Portfolio Manager at Lashire Investments
Vice President (since 2003)    (July 1999-December 2002), and a Senior Analyst at Mark Asset Management (July 1997-June 1999). An
Age: 37                        officer of 4 portfolios in the OppenheimerFunds complex.

CHRISTOPHER LEAVY,             Senior Vice President of the Manager since September 2000. Formerly a portfolio manager of Morgan
Vice President (since 2000)    Stanley Dean Witter Investment Management (1997 - September 2000). An officer of 7 portfolios in the
Age: 33                        OppenheimerFunds complex.

ANGELO MANIOUDAKIS,            Senior Vice President of the Manager (since April 2002), of HarbourView Asset Management Corporation
Vice President (since 2002)    (since April 2002 and of OFI Institutional Asset Management, Inc. (since June 2002). Formerly
Age: 38                        Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan
                               Stanley Investment Management (August 1993-April 2002). An officer of 14 portfolios in the
                               OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice President
Vice President and Chief       of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder
Compliance Officer             Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the
(since 2004)                   Manager (1997-February 2004). An officer of 87 portfolios in the OppenheimerFunds complex.
Age: 55

BRIAN W. WIXTED,               Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal        HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Financial and Accounting       Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership Holdings,
Officer (since 1999)           Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
Age: 46                        International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                               Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI
                               Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),Centennial Asset Management Corporation (March 1999-October 2003)
                               and OppenheimerFunds
59 | OPPENHEIMER DISCIPLINED ALLOCATION FUND DIRECTORS AND OFFICERS Unaudited / Continued

BRIAN W. WIXTED,               Legacy Program (April 2000-June 2003); Principal and Chief Operating Officer of Bankers Trust
Continued                      Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 87 portfolios in the
                               OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager;
Secretary (since 2001)         General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial
Age: 57                        Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of
                               HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC
                               (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001)
                               of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of
                               Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                               Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of
                               Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior
                               Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company
                               (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior
                               Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November
                               2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                               1985-December 2003), Acting General Counsel (November 2001-February 2002) and Associate General
                               Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of the following: Shareholder
                               Services, Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November
                               1989-November 2001), and OppenheimerFunds International Ltd. (September 1997-November 2001). An
                               officer of 87 portfolios in the OppenheimerFunds complex.

THE FUND’S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND’S DIRECTORS AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048. 60 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                         OPPENHEIMER BALANCED FUND

                                                 FORM N-14

                                                   PART C

                                             OTHER INFORMATION

Item 15. - Indemnification

Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of
Trust filed as Exhibit 16(1) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933
Act") may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and
Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of
Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. - Exhibits

(1)   (i)  Amended and Restated Declaration of Trust dated October 14, 2002: Previously filed with
Registrant's Post-Effective Amendment No. 43, 12/23/04, and incorporated herein by reference.

      (ii) Amendment dated December 23, 2004 to the Amended and Restated Declaration of Trust: Previously
filed with Registrant's Post-Effective Amendment No. 45, 3/11/05, and incorporated herein by reference.

(2)   Registrant's By-Laws as amended through October 24, 2000: Previously filed with Registrants
Post-Effective Amendment No. 43, 12/23/04, and incorporated herein by reference.

(3)   Not Applicable.

(4)   Not Applicable.

(5)   (i)  Specimen Class A Share Certificate for Oppenheimer Core Bond Fund: Previously filed with
Registrant's Post-Effective Amendment No. 40, 4/29/02, and incorporated herein by reference.

      (ii)  Specimen Class B Share Certificate for Oppenheimer Core Bond Fund: Previously filed with
Registrant's Post-Effective Amendment No. 40, 4/29/02, and incorporated herein by reference.

      (iii) Specimen Class C Share Certificate for Oppenheimer Core Bond Fund: Previously filed with
Registrant's Post-Effective Amendment No. 40, 4/29/02, and incorporated herein by reference.

      (iv) Specimen Class N Share Certificate for Oppenheimer Core Bond Fund: Previously filed with
Registrant's Post-Effective Amendment No. 40, 4/29/02, and incorporated herein by reference.

(6)   Amended and Restated Investment Advisory Agreement dated January 1, 2005: Previously filed with
Registrant's Post-Effective Amendment No. 45, 3/11/05, and incorporated herein by reference.

(7)   (i)  General Distributor's Agreement dated October 13, 1992: Previously filed with Registrant's
Post-Effective Amendment No. 17, 2/26/93, and incorporated herein by reference.

(ii)  Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective
Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01,
and incorporated herein by reference.

(iii) Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective
Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01,
and incorporated herein by reference.

(iv)  Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective
Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01,
and incorporated herein by reference.

(v)   Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously
filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund
(Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(vi)  Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with
Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No.
2-62076), 10/26/01, and incorporated herein by reference.

(8)   Form of Deferred Compensation Plan for Disinterested Trustees/Directors: Previously filed with
Post-Effective Amendment No. 40 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No.
2-62076), 10/27/98, and incorporated herein by reference.

(9)   (i)  Global Custody Agreement dated August 16, 2002: Previously filed with Post-Effective Amendment
No. 41 to the Registration Statement of Oppenheimer Variable Account Funds (Reg. No. 2-93177), 4/28/03, and
incorporated herein by reference.

      (ii) Amendment dated October 2, 2003 to the Global Custody Agreement dated August 16, 2002:
Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Principal
Protected Trust II (Reg. 333-108093), 11/6/03, and incorporated herein by reference.

(10)  (i)  Amended and Restated Service Plan and Agreement for Class A shares dated 4/15/04: Previously filed with Registrant's Post-Effective Amendment No. 39, 11/23/04, and incorporated herein by reference.

      (ii) Amended and Restated Distribution and Service Plan and Agreement for Class B shares dated
2/12/98: Previously filed with Registrant's Post-Effective Amendment No. 30, 1/22/98, and incorporated herein by reference.

      (iii) Amended and Restated Distribution and Service Plan and Agreement for Class C shares dated
2/18/04: Previously filed with Registrant's Post-Effective Amendment No. 39, 11/23/04, and incorporated herein by reference.

      (iv) Distribution and Service Plan and Agreement for Class N shares dated 10/12/00: Previously filed with Registrant's Post-Effective Amendment No. 37, 11/21/02, and incorporated herein by reference.

      (v)  Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 8/11/05: Previously filed with Post-Effective Amendment No. 5 to the Registration Statement of Oppenheimer Main Street Opportunity
Fund (Reg. No. 333-40186), 9/27/05, and incorporated herein by reference.

(11)  Opinion and Consent of Counsel: To be filed by Amendment.

(12)  Tax Opinion: To be filed by Amendment.

(13)  Not Applicable.

(14)  (i)  Consent of Deloitte & Touche LLP:  To be filed by Amendment.

      (ii) Consent of Ernst & Young LLP:  To be filed by Amendment.

(15)  Not Applicable.

(16)  (i)  Powers of Attorney for John Murphy and Brian Wixted: Previously filed with Post-Effective
Amendment No. 16 to the Registration Statement of Oppenheimer Enterprise Fund (Reg. No. 33-58343),
12/21/05, and incorporated herein by reference.

(iii)     Power of Attorney for all Trustees/Directors (except Mr. Wruble): Previously filed with
Post-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Limited Term California Fund
(Reg. No. 333-111230), 9/29/05, and incorporated herein by reference.

Power of Attorney for Mr. Brian Wruble: Previously filed with Post-Effective Amendment No. 49 to the
Registration Statement of Oppenheimer Capital Appreciation Fund (Reg. No. 2-69719), 10/19/05, and
incorporated herein by reference.

(17)  Not Applicable.

Item 17. - Undertakings

(1)   The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c],
the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)   The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement or the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                                 SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 18th day of January, 2006.

                                    Oppenheimer Balanced Fund

                                    By:  /s/ John V. Murphy*
                                    ---------------------------------------------
                                    John V. Murphy, President,
                                    Principal Executive Officer & Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                    Title                         Date

/s/ Clayton K. Yeutter*       Chairman of the Board         January 18, 2006
---------------------------------                           of Trustees
Clayton K. Yeutter

/s/ John V. Murphy*           President, Principal
---------------------------------                           Executive Officer January 18, 2006
John V. Murphy                & Trustee

/s/ Brian W. Wixted*          Treasurer, Principal          January 18, 2006
---------------------------------                           Financial and
Brian W. Wixted               Accounting Officer

/s/ Matthew P. Fink*          Trustee                       January 18, 2006
--------------------
Matthew P. Fink

/s/ Robert G. Galli*          Trustee                       January 18, 2006
----------------------------------
Robert G. Galli

/s/ Phillip A. Griffiths*     Trustee                       January 18, 2006
---------------------------------
Phillip A. Griffiths

/s/ Mary F. Miller*           Trustee                       January 18, 2006
--------------------
Mary F. Miller

/s/ Joel W. Motley*           Trustee                       January 18, 2006
------------------------
Joel W. Motley

/s/ Kenneth A. Randall*       Trustee                       January 18, 2006
---------------------------------
Kenneth A. Randall

/s/ Russell S. Reynolds, Jr.* Trustee                       January 18, 2006
---------------------------------
Russell S. Reynolds, Jr.

/s/ Joseph M. Wikler*
------------------------      Trustee                       January 18, 2006
Joseph M. Wikler

/s/ Peter I. Wold*
-------------------           Trustee                       January 18, 2006
Peter I. Wold

/s/ Brian F. Wruble*
-------------------           Trustee                       January 18, 2006
Brian F. Wruble

*By:  /s/ Mitchell J. Lindauer
        -----------------------------------------
        Mitchell J. Lindauer, Attorney-in-Fact

                                         OPPENHEIMER BALANCED FUND

                                          Registration No. 2-86903

                                               EXHIBIT INDEX

Exhibit No.    Description